                                                            North American Funds
                                                      Variable Product Series II

                          (formerly American General Series Portfolio Company 3)


                                                                   Annual Report
                                                                 August 31, 2000



                                                              AMERICAN
                                                                 GENERAL
                                                                 FINANCIAL GROUP

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II - ANNUAL REPORT AUGUST 31, 2000

TABLE OF CONTENTS

Chairman's Letter...........................................................   1
Fund Information............................................................   2
Schedule of Investments
 International Growth Fund..................................................   3
 Goldman Sachs Large Cap Growth Fund........................................   6
 INVESCO Mid Cap Growth Fund................................................  10
 J.P. Morgan Small Cap Growth Fund..........................................  13
 International Value Fund...................................................  17
 State Street Large Cap Value Fund..........................................  21
 Neuberger Berman Mid Cap Value Fund........................................  24
 Small Cap Value Fund.......................................................  27
 Socially Responsible Fund..................................................  40
 Balanced Fund..............................................................  45
 High Yield Bond Fund.......................................................  49
 Strategic Bond Fund........................................................  53
 Domestic Bond Fund.........................................................  57
 Core Bond Fund.............................................................  59
 Money Market Fund..........................................................  62
 Aggressive Growth Lifestyle Fund...........................................  64
 Moderate Growth Lifestyle Fund.............................................  66
 Conservative Growth Lifestyle Fund.........................................  68
Statements of Assets and Liabilities........................................  70
Statements of Operations....................................................  72
Statements of Changes in Net Assets.........................................  74
Notes to Financial Statements...............................................  78
Financial Highlights........................................................  82
Report of Independent Auditors..............................................  85

--------------------------------------------------------------------------------

      NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II CHAIRMAN'S LETTER       1

Dear Valued Investor:

Welcome to the new North American Funds Variable Product Series II Annual Report. As you can see, this report looks different in many ways from the report you received in 1999. In order to assist you in achieving your financial goals, we are in the process of making a number of changes to our variable product series.

NAME CHANGES
Effective October 1, 2000, the name of American General Series Portfolio Company 3 was changed to North American Funds Variable Product Series II ("NAF VPS II"). This is only a name change--you are still invested in the same fund.

The name change resulted from American General's recent acquisition of the North American retail mutual funds--a multi-manager, sub-advised retail mutual fund family. American General is using the North American name to create a branded family of funds, which includes both retail mutual funds and variable insurance funds. The names of the individual funds have also changed to include the "North American" name and, for many of the funds, the names of the sub-advisers for such funds.

FUND CHANGES
We believe that the North American name stands for a multi-manager investment family supported by a rigorous sub-adviser selection and monitoring process. We have a team of experienced investment research professionals that continually monitor the funds in the portfolio. The investment research professionals monitor quantitative factors for the funds, such as returns relative to comparable benchmarks, as well as qualitative factors. Qualitative factors with respect to a sub-adviser include: a change in the ownership of the firm, a change in the portfolio management team, regulatory/compliance problems, non-adherence to investment process, capacity issues, and other factors.

In connection with the review of this series by our investment research professionals, management recommended to the Board of Trustees that replacing the sub-adviser for one of the funds would enhance the product offering. The Board of Trustees approved management's recommendation. Effective October 1, 2000, INVESCO Funds Group, Inc. ("INVESCO") replaced Brown Capital Management Inc. ("Brown Capital") as the sub-adviser for the Mid Cap Growth Fund. The Brown Capital investment process was structured around a "Growth at a Reasonable Price" philosophy, which was not consistent with the Russell Mid Cap Growth Index, the fund's benchmark. The new portfolio management team is the same team that manages the popular INVESCO Dynamics Fund. Their track record and style are more closely aligned with the Russell Mid Cap Growth Index.

The sub-adviser for another of the funds in the series has also changed. Effective July 24, 2000, Thompson, Siegel & Walmsley, Inc. ("TS&W") replaced Jacobs Asset Management, L.P. ("JAM") as the sub-adviser for the International Growth Fund. Due to the retirement of JAM's president, Daniel Jacobs, the parent company of JAM merged the assets and business of JAM into its subsidiary TS&W. TS&W specializes in the management of international equities, large-cap value equities, and fixed-income assets.

For those of you invested in the Variable Annuity Life Insurance Company's Portfolio Director products, you will soon be receiving information in the mail about additional enhancements to the series.

INVESTMENT RESEARCH PROFESSIONALS
We welcome this opportunity to introduce you to our team of investment research professionals. This team brings extensive knowledge, depth and experience to the sub-adviser selection and monitoring process. The average industry experience for the four senior key members is over 18 years. Steven Guterman, the chief investment officer for the series, leads the team. Mr. Guterman's extensive portfolio management experience includes his previous position as Managing Director and Head of U.S. Fixed Income Portfolio Management with Salomon Brothers Asset Management. The other key members are a chief economist and two mutual fund strategists. We believe this team adds tremendous value to our product offering.

FORMAT CHANGES
We have revised the format of this report to make it easier to read and to give you, our shareholder, important performance information for each fund. In addition to this performance update, we are pleased to present the investment viewpoints of the portfolio managers for each fund. We went to the source--the person or team that makes day-to-day investment decisions for your fund--to bring you insight on factors affecting the fund's performance and the outlook for the asset class.

We are committed to providing you a diversified series of quality investment options to meet your investment needs. Thank you for your continued confidence in our ability to invest your assets wisely.

              Sincerely,


              /s/ Alice T. Kane
              Alice T. Kane, Chairman
              North American Funds Variable Product Series II

-------------------------------------------------------------------------------

2      NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II FUND INFORMATION

FUND RETURNS AND TRACKING DIFFERENCES*
For the Year Ended August 31, 2000

                                                 (3)        (4)
                                                Fund       Total
                                             Performance   Index
                                               Before      Return
                             (1)      (2)    Subtracting Including   Tracking
NAFVPS II Fund/Relevant     Fund      Fund    Expenses   Reinvested Differences
Market Index              Return(a) Expenses  (1) + (2)  Dividends   (3) - (4)
-------------------------------------------------------------------------------
International Growth
Fund / Salomon Brothers
Primary Market Index....    37.31%    1.15%     38.46%     16.66%      21.80%
Goldman Sachs Large Cap
Growth Fund / Russell
1000 Growth Index.......    30.68     0.86      31.54      33.46       (1.92)
INVESCO Mid Cap Growth
Fund / Russell Mid Cap
Growth Index............    46.25     0.79      47.04      67.18      (20.14)
J.P. Morgan Small Cap
Growth Fund / Russell
2000 Growth Index.......    68.91     1.16      70.07      39.08       30.99
International Value
Fund / Salomon Brothers
Primary Market Index....    24.50     1.04      25.54      16.66        8.88
State Street Large Cap
Value Fund / Russell
1000 Value Index........     7.35     0.81       8.16       4.15        4.01
Neuberger Berman Mid Cap
Value Fund / Russell Mid
Cap Value Index.........    29.31     1.05      30.36       6.26       24.10
Small Cap Value
Fund / Russell 2000
Value Index.............    17.53     0.98      18.51      13.70        4.81
Socially Responsible
Fund / S&P 500 Index....    14.77     0.56      15.33      16.32       (0.99)
Balanced Fund / Balanced
Blend(b)................    14.10     0.82      14.92      12.92        2.00
High Yield Bond
Fund / Salomon Brothers
High Yield Market
Index...................     6.01     0.99       7.00       1.35        5.65
Strategic Bond
Fund / Lehman Brothers
Aggregate Index.........     8.43     0.89       9.32       7.55        1.77
Domestic Bond
Fund / Lehman Brothers
Aggregate Index.........     6.27     0.78       7.05       7.55       (0.50)
Core Bond Fund / Lehman
Brothers Aggregate
Index...................     5.31     0.80       6.11       7.55       (1.44)
Money Market Fund / 30
Day Certificate of
Deposit Primary Offering
Rate by New York City
Banks (NYC 30 Day CD
Rate)...................     5.67     0.56       6.23       4.76        1.47
Aggressive Growth
Lifestyle Fund(c).......    29.91     0.10      30.01      17.44       12.57
Moderate Growth
Lifestyle Fund(d).......    23.29     0.10      23.39      15.67        7.72
Conservative Growth
Lifestyle Fund(e).......    19.33     0.10      19.43      13.89        5.54

-----------
(a) Fund Level Returns are net of investment management fees and other fund expenses, but do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.
(b) Balanced Blend consists of 40% Lehman Brothers Government and Corporate and 60% S&P 500 Index.
(c) Benchmark for Aggressive Growth Lifestyle consists of 25% EAFE, 10% Lehman Aggregate, and 65% Wilshire 5000.
(d) Benchmark for Moderate Growth Lifestyle consists of 15% EAFE, 30% Lehman Aggregate, and 55% Wilshire 5000.
(e) Benchmark for Conservative Growth Lifestyle consists of 8% EAFE, 50%
    Lehman Aggregate, and 42% Wilshire 5000.
* The Fund's performance reflects the reinvestment of dividends and other distributions. The returns represent past performance. The Fund's investment return will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost.

     Old Fund Name                           New Fund Name                       As shown in this annual report
     -------------                           -------------                       ------------------------------
American General International Growth Fund  North American International Growth Fund             International Growth Fund

American General Large Cap Growth Fund      North American-Goldman Sachs Large Cap Growth Fund   Goldman Sachs Large Cap Growth Fund

American General Mid Cap Growth Fund        North American-INVESCO Mid Cap Growth Fund           INVESCO Mid Cap Growth Fund

American General Small Cap Growth Fund      North American-J.P. Morgan Small Cap Growth Fund     J.P. Morgan Small Cap Growth Fund

American General International Value Fund   No change                                            International Value Fund

American General Large Cap Value Fund       North American-State Street Large Cap Value Fund     State Street Large Cap Value Fund

American General Mid Cap Value Fund         North American-Neuberger Berman Mid Cap Value Fund   Neuberger Berman Mid Cap Value Fund

American General Small Cap Value Fund       North American-Small Cap Value Fund                  Small Cap Value Fund

American General Socially Responsible Fund  North American-AG Socially Responsible Fund          Socially Responsible Fund

American General Balanced Fund              No change                                            Balanced Fund

American General High Yield Bond Fund       North American-AG High Yield Bond Fund               High Yield Bond Fund

American General Strategic Bond Fund        North American-AG Strategic Bond Fund                Strategic Bond Fund

American General Domestic Bond Fund         No change                                            Domestic Bond Fund

American General Core Bond                  North American-AG Core Bond Fund                     Core Bond Fund

American General Money Market Fund          North American-AG 2 Money Market Fund                Money Market Fund

American General Aggressive Growth
Lifestyle Fund                              North American-AG Aggressive Growth Lifestyle Fund   Aggressive Growth Lifestyle Fund

American General Moderate Growth
Lifestyle Fund                              North American-AG Moderate Growth Lifestyle Fund     Moderate Growth Lifestyle Fund

American General Conservative Growth
Lifestyle Fund                              North American-AG Conservative Growth Lifestyle Fund Conservative Growth Lifestyle Fund

SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS

                                                             Distributions from Net
                                                              Investment Income and
                                                              Net Realized Gains on
                             Net Asset Values (per share)    Securities (per share)
                          ---------------------------------- ----------------------
                                     (unaudited)
                          August 31, February 29, August 31, 9/01/99 to   3/01/00 to
Fund                         1999        2000        2000      2/29/00      8/31/00
------------------------------------------------------------------------------------
International Growth
Fund....................    $11.22      $15.53      $14.79    $      0.64  $       --
Goldman Sachs Large Cap
Growth Fund.............     13.96       16.23       17.68           0.50          --
INVESCO Mid Cap Growth
Fund....................     12.45       12.85       16.30           1.45          --
J.P. Morgan Small Cap
Growth Fund.............     14.86       27.70       23.24           1.57          --
International Value
Fund....................     14.72       18.34       17.30           1.03          --
State Street Large Cap
Value Fund..............     12.85        9.95       11.60           1.97        0.06
Neuberger Berman Mid Cap
Value Fund..............     13.82       11.27       13.54           3.44        0.02
Small Cap Value Fund....     10.48       10.46       11.73           0.42        0.08
Socially Responsible
Fund....................     12.88       12.94       14.16           0.51        0.08
Balanced Fund...........     12.32       12.18       13.11           0.71        0.16
High Yield Bond Fund....      9.69        9.49        9.28           0.46        0.50
Strategic Bond Fund.....      9.86        9.77        9.82           0.43        0.41
Domestic Bond Fund......      9.43        9.27        9.45           0.27        0.28
Core Bond Fund..........      9.58        9.43        9.46           0.30        0.31
Money Market Fund.......      1.00        1.00        1.00           0.03        0.03
Aggressive Growth
Lifestyle Fund..........     12.77       14.15       14.89           1.52        0.04
Moderate Growth
Lifestyle Fund..........     12.24       12.63       13.42           1.41        0.12
Conservative Growth
Lifestyle Fund..........     11.73       10.69       11.33           2.29        0.16

The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

                             [Graph Appears Here]
(1) Represents fund performance before subtracting expenses. See page three for applicable fund expenses and fund level returns after expenses.

-------------------------------------------------------------------------------

 August 31, 2000           INTERNATIONAL GROWTH FUND             3

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         37.31%                                                  28.86%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                             International          Salomon Bros
                              Growth Fund        Primary Mkt Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,231                 11,556
              2/99              10,849                 12,015
              5/99              11,083                 12,598
              8/99              11,911                 13,158
             11/99              14,735                 14,080
              2/00              17,173                 14,227
              5/00              15,724                 14,470
           8/31/00              16,355                 15,350



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $11,715,207
 NAV on 08/31/00: $14.79
 One year total return: 37.31%
 Net expense ratio: 1.15%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with Thompson, Siegel & Walmsley, Inc.

How did the Fund perform relative to its benchmark?
The Fund returned 37.31% for the twelve months ending August 31, 2000 versus a 9.55% return for the MSCI EAFE index and a 16.66% return for the Salomon World Primary Market Index.

How did market sectors perform over the last fiscal year?
Growth stocks on the whole outperformed value stocks through the end of March of this year. The particular areas of strength were concentrated mainly in the Telecommunications, Media and Technology sectors (TMT). Since the end of March, TMT has underperformed the general market, although there have been pockets of relative strength in areas such as telecommunications equipment and software.

What were some of the dominant themes in the portfolio?
The dominant themes/sector weights during the year centered on the telecommunication and digital media areas.

Telecommunications -- we were overweighted in both the fixed line and wireless operators early in the fiscal year and were also present in the telecommunications equipment suppliers.

Digital Media - we were overweighted in both the areas of electronic media and manufacturers of digital consumer products.

These areas both contributed to performance.

Which portfolio holdings most enhanced the Fund's performance?
The top ten winners included telecommunications companies China Mobile, China's largest mobile telephone operator, and Korea's SK Telecom. Alcatel, the French telecommunications equipment manufacturer, also showed stellar performance. Other outperformers included Amvescap, the fast growing asset management company

Top 10 Holdings

   1. Amvescap, Plc. ..........  3.00%
      Cheung Kong Holdings,
   2. Ltd. ....................  3.00%
      Samsung Electronics -
   3. GDR......................  2.37%
   4. Dresdner Bank............  2.31%
   5. Alstom...................  2.15%
   6. Bnp Paribas..............  2.04%
   7. Akzo Nobel...............  2.04%
      Ericsson LMTEL Co. - ADR
   8. Series...................  2.01%
   9. United Overseas Bank.....  1.99%
  10. Aventis..................  1.98%

 Portfolio holdings are subject to change.

based in the U.K., and Aventis, the French pharmaceutical giant formed through the merger of France's Rhone Poulenc and Germany's Hoescht.

Were there any disappointments in the Fund's portfolio?
A few stocks were disappointments during the year, including Dutch based Getronics, the IT service company which recently merged with Wang of United States. The expected upturn in revenue growth post the Y2K event failed to materialize, causing a general slowdown in the sector. Other disappointments included Sweden's Autoliv, which is the world leader in airbag and car safety technology. Despite respectable operating performance the stock has continued to underperform. We recently added BAe Systems (formerly British Aerospace) to the portfolio, and although the company produced a record order book and has good long-term earnings visibility, the stock has underperformed due to a slightly disappointing first half earnings report. However, we remain confident in the long-term fundamentals of these laggards and look for outperformance in the months ahead.

What do you see ahead in the markets for the next fiscal year?
The international markets have been unsettled recently for two main reasons. First, the historically high oil prices have led to fears of imported inflation in both Europe and Asia. This in turn is forcing the European Central Bank to take a fiscally tight stance. Higher interest rates will ultimately lead to a slowing of growth in Europe, which will have a similar effect in the rest of the world. The weak Euro is exacerbating the situation and as long as the Euro continues to weaken versus the Dollar, the likelihood of another rate hike for European Union countries increases.

Second, the anticipated slowing in the U.S. economy will likely lead to a moderation of economic activity worldwide. While a soft landing in the U.S. is expected, a more pronounced slowdown could lead to much weaker global growth expectations especially in Latin America and Asia, which depend on the U.S. to boost their export industries.

Our belief that oil prices are unlikely to remain at the current level for long, and that while global economic growth is slowing, the slow down will be moderate and not nearly as traumatic as the global emerging markets shock that we witnessed in 1998. Despite the near term risks, we remain optimistic that the recent period of volatility has created an excellent long-term buying opportunity. We will continue to use our opportunistic bottom-up approach to pick stocks which we believe are trading at a significant discount to their intrinsic value, and expect that share prices will be higher in twelve months than they are today.

-------------------------------------------------------------------------------

 4                         INTERNATIONAL GROWTH FUND           August 31, 2000

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 91.49%
               AEROSPACE/DEFENSE - 1.91%
      36,000   BAE Systems, Plc. .............................   $      223,663
                                                                 --------------
               APPAREL & PRODUCTS - 2.65%
       2,484   Christian Dior.................................          136,072
      40,000   Li & Fung, Ltd. ...............................          174,375
                                                                 --------------
                                                                        310,447
                                                                 --------------
               AUTO - CARS - 1.92%
       5,175   Renault, S.A. .................................          224,585
                                                                 --------------
               AUTO - ORIGINAL EQUIPMENT - 1.67%
       8,600   Autoliv, Inc. .................................          195,941
                                                                 --------------
               BANKS - OTHER - 12.87%
       3,200   Bank Austria AG................................          171,040
      77,400   Bank of East Asia Ltd. ........................          180,616
       2,600   Bnp Paribas....................................          238,530
       6,000   Dresdner Bank..................................          270,175
      43,000   Grupo Financiero Banamex Accival, S.A. de CV
               (Banacci)......................................          219,543
       2,900   ING Groep NV...................................          193,820
      29,784   United Overseas Bank...........................          233,593
                                                                 --------------
                                                                      1,507,317
                                                                 --------------
               BROADCASTING - 2.35%
      56,500   Asia Satellite Telecom Holdings................          165,169
       1,700 * Grupo Televisa, S.A. ..........................          110,075
                                                                 --------------
                                                                        275,244
                                                                 --------------
               CHEMICAL - MISCELLANEOUS - 2.04%
       5,402   Akzo Nobel.....................................          238,507
                                                                 --------------
               CONGLOMERATES - 3.61%
       2,609   Lagardere S.C.A. ..............................          185,588
      51,000   Marubeni Corp. ................................          141,082
      11,000   Sumitomo Corp. ................................           95,930
                                                                 --------------
                                                                        422,600
                                                                 --------------
               CONSUMER FINANCE - 1.02%
       1,400   Acom Co. ......................................          119,336
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               DRUGS - 3.70%
       4,400   Astrazeneca, Plc. .............................   $      200,767
       3,100   Aventis........................................          232,192
                                                                 --------------
                                                                        432,959
                                                                 --------------
               ELECTRICAL EQUIPMENT - 1.95%
       8,000   NEC Corp. .....................................          228,807
                                                                 --------------
               ELECTRIC PRODUCTS -MISCELLANEOUS - 1.42%
      14,000   Hitachi, Ltd. .................................          165,810
                                                                 --------------
               ELECTRONIC EQUIPMENT - 6.32%
       2,750   Alcatel SA - ADR...............................          227,906
      11,500   Ericsson LMTEL Co. - ADR, Series B.............          235,750
       2,200 * Samsung Electronics - GDR(/1/)
               (Cost $256,675 purchased at 11/16/99, 01/04/00
               & 08/31/00)....................................          277,200
                                                                 --------------
                                                                        740,856
                                                                 --------------
               FINANCE COMPANIES - 1.48%
       1,300   Orix Corp. ....................................          173,105
                                                                 --------------
               FINANCIAL SERVICES - 4.64%
      16,500   Amvescap, Plc. ................................          351,710
      13,500   Investor AB, Class B...........................          191,703
                                                                 --------------
                                                                        543,413
                                                                 --------------
               FOODS - 2.54%
       3,000   Companhia de Brasileira - ADR..................          111,938
     136,400   Parmalat Finanziaria SPA.......................          185,589
                                                                 --------------
                                                                        297,527
                                                                 --------------
               HOUSEHOLD PRODUCTS - 1.65%
      30,800   Unilever, Plc. ................................          193,709
                                                                 --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.99%
      10,100   Misys, Plc. ...................................          115,948
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             INFORMATION PROCESSING -
             COMPUTER SERVICES - 1.52%
       7,300 Getronics NV......................................   $       91,367
       1,900 Pinkroccade NV....................................           86,734
                                                                  --------------
                                                                         178,101
                                                                  --------------
             INSURANCE - MISCELLANEOUS - 0.37%
         991 Scor..............................................           43,570
                                                                  --------------
             INSURANCE - MULTILINE - 3.31%
      10,600 Corporacion Mapfre................................          168,185
      31,400 Royal & Sun Alliance Insurance Group, Plc. .......          219,983
                                                                  --------------
                                                                         388,168
                                                                  --------------
             MACHINERY -
             INDUSTRIAL/SPECIALTY - 2.14%
      11,228 Alstom............................................          251,301
                                                                  --------------
             METALS - ALUMINUM - 1.31%
       3,354 Pechiney, S.A., Class A...........................          153,109
                                                                  --------------
             METALS - STEEL - 2.41%
       2,200 Boehler-Udeholm AG................................           70,027
       5,000 Pohang Iron & Steel, Ltd. - ADR...................          106,250
       9,949 Usinor S.A. ......................................          106,267
                                                                  --------------
                                                                         282,544
                                                                  --------------
             PAPER/FOREST PRODUCTS - 1.24%
      20,100 Metsa Serla, Class B..............................          145,206
                                                                  --------------
             PHOTOGRAPHY - 1.22%
       4,000 Fuji Photo Film Co. ..............................          143,286
                                                                  --------------
             PUBLISHING - NEWS - 1.44%
      15,500 News Corp, Ltd. ..................................          168,371
                                                                  --------------
             REAL ESTATE INVESTMENT TRUSTS - 3.00%
      27,000 Cheung Kong Holdings, Ltd. .......................          351,378
                                                                  --------------

--------------------------------------------------------------------------------

 August 31, 2000     INTERNATIONAL GROWTH FUND - CONTINUED                    5

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 16.43%
       9,200   British Telecommunications, Plc. ..............   $      117,127
      24,000   China Mobile (Hong Kong).......................          184,632
          27   DDI Corp. .....................................          212,678
       4,900   Embratel Participacoes - ADR...................          107,187
      12,200 * Global Telesystems, Inc. ......................          105,225
          14   NTT Corp. .....................................          166,729
       8,800 * SK Telecom Co., Ltd. - ADR.....................          225,500
      11,748   Telefonica, S.A. ..............................          224,930
       8,936   Telenorte Leste Partic - ADR...................          227,867
       5,000   United Pan-Europe Communications NV............          121,924
      57,278   Vodafone Group, Plc. ..........................          231,476
                                                                 --------------
                                                                      1,925,275
                                                                 --------------
               UTILITIES - ELECTRIC - 0.98%
      36,400   Hong Kong Electric Holdings, Ltd. .............          115,277
                                                                 --------------
               UTILITIES - MISCELLANEOUS - 1.39%
       3,400   E.ON AG........................................          162,743
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $9,275,511)..............................       10,718,103
                                                                 --------------
     PAR
    VALUE
 -----------
               CORPORATE SHORT-TERM -
               REPURCHASE AGREEMENT - 10.53%
               BANKS OTHER - 10.53%
 $ 1,234,000   State Street Bank, 6.42% dated 08/31/00, to be
               repurchased at $1,234,220 on 09/01/00,
               collateralized by U.S. Treasury Notes, 6.63%,
               07/31/01, with a par value of $1,265,000
               (Cost $1,234,000)..............................        1,234,000
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $10,509,511) - 102.02%...................   $   11,952,103
                                                                 --------------
               * Non-income producing

-----
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of this security was $277,200, representing 2.37% of net assets.

--------------------------------------------------------------------------------

 6                    GOLDMAN SACHS LARGE CAP GROWTH FUND       August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         30.68%                                                  35.57%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                             Goldman Sachs
                               Large Cap            Russell 1000
                              Growth Fund           Growth Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,242                 11,584
              2/99              12,488                 12,759
              5/99              12,990                 13,035
              8/99              13,811                 13,726
             11/99              15,067                 15,232
              2/00              16,568                 16,811
              5/00              15,976                 16,293
           8/31/00              18,048                 18,318


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

                             Portfolio at a Glance


 Total net assets: $35,982,877
 NAV on 08/31/00: $17.68
 One year total return: 30.68%
 Net expense ratio: 0.86%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Robert C. Jones

How did the Fund perform relative to the market and its benchmark?
For the one year average annual period ended August 31, 2000, the Fund underperformed its benchmark, the Russell 1000 Growth Index/2/ (the "Index") by 278 basis points, returning 30.68% versus the Index's return of 33.46%. From inception (9/21/98) through August 31, 2000, the Fund returned 35.57%, annualized, underperforming the Index's return of 36.81% by 1.24%.

The Fund outperformed the market as measured by the S&P 500 Index. The S&P 500 Index returned 16.32% for the one year average annual and 24.17% from inception through August 31, 2000.

How did the large-cap market perform over the past fiscal year?
Market Review: Increased Volatility and a Dramatic Correction--For the one-year reporting period ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.27%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however, the vast majority of the gains were generated by large growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected. Continued strong economic growth, inflationary pressures and rising interest rates were the main culprits.

While other types of stocks were dragged down during the correction, technology issues experienced the brunt of the decline. At one point, the technology-heavy NASDAQ composite was down 37% from its peak. While the Nasdaq posted a one-year return of 53.37% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period, the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of the August.

Indications of Slower Economic Growth--After a series of six short-term interest rate hikes by the Federal Reserve Board (the "Fed") to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential race less than three months away it is unlikely that the Fed will move to raise rates again before year-end.

Top 10 Holdings


   1. General Electric Co. ....   6.57%
   2. Intel Corp. .............   6.55%
   3. Cisco Systems, Inc. .....   6.11%
   4. Pfizer, Inc. ............   3.43%
   5. Microsoft Corp. .........   3.20%
   6. EMC Corp. ...............   2.86%
   7. Sun Microsystems, Inc. ..   2.75%
   8. Oracle Corp. ............   2.73%
   9. Corning, Inc. ...........   2.10%
  10. JDS Uniphase Corp........   1.81%

 Portfolio holdings are subject to change.


What were some of the dominant themes in the portfolio?
The CORESM investment process analyzes each stock based upon its Value and Momentum characteristics as well as a fundamental Research assessment. During much of the reporting period, our themes produced erratic results, experiencing some of the best and some of the worst months since inception. This was typically the result of the dramatic shifts in investor preferences and the extreme volatility in the financial markets. For example, during the second quarter, the spread between the daily high and low prices for the NASDAQ Composite index averaged 4.3%, versus the long-term average of 1.1%. In addition, the monthly return dispersion (the spread between the best- and worst-performing stocks) hit its highest level in over 20 years. However, in July and August, market volatility decreased substantially and our themes produced results that were closer to our expectations.

Which portfolio holdings most enhanced the Fund's performance?
The Fund's best performers were stocks in the technology and financial sectors. Some examples of particularly strong contributors to relative return include:
 .  Technology holdings in Qualcomm, Apple Computer and Sun Microsystems up 27%,
   92% and 173%, respectively;
 .  Financial holdings in Lehman Brothers Holdings, Inc up 178%.

Were there any disappointments in the Fund's portfolio?
The Fund's worst performers were stocks in the consumer cyclicals, telecommunications and consumer non-cyclicals sectors. Some examples of particularly weak contributors to relative return include:
 .  Consumer cyclicals holdings in Whirlpool Corp down 27%.
 .  Consumer non-cyclicals holdings in IBP Inc. down 35%.
 .  Telecommunication holdings in Nextel Communications down 25%.

What do you see ahead in the markets for the next fiscal period?
Using any number of measures, the market we've experienced during the last year has been highly unusual. And while this year's high level of volatility was difficult for novice and experienced investors alike, we believe it could serve to be a positive for the long-term health of the financial markets, and it created a number of investment opportunities. To a great extent, the very speculative nature of the market that was driving returns has diminished, and we are already beginning to see a return to more "normal" levels of volatility.

As always, the Fund remains fully invested in stocks. Our sector weightings and distribution among size categories are targeted to stay close to those of the Index, as do exposures to other risk factors (such as dividend yield). Based on our extensive research, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, high-earnings-quality stocks should perform better than those with lower earnings quality as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to exposures to our investment themes coupled with careful management of portfolio risk.
----
/1/The Fund's performance reflects the reinvestment of dividends and distributions
/2/The Index figures do not reflect any fees or expenses and assume reinvestment of income. The Index is unmanaged.
CORESM is a service mark of Goldman, Sachs & Co.
Goldman, Sachs & Co., subadvisor to the Fund, is not a bank and Fund shares subadvised by it are not deposits or obligations of, or guaranteed or endorsed by any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of principal.

--------------------------------------------------------------------------------

 August 31, 2000      GOLDMAN SACHS LARGE CAP GROWTH FUND               7

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 98.89%
               ADVERTISING - 0.36%
         400 * Doubleclick, Inc. .................................   $    16,276
       1,100   Omnicom Group, Inc. ...............................        91,781
         300 * TMP Worldwide, Inc. ...............................        20,756
                                                                     -----------
                                                                         128,813
                                                                     -----------
               AEROSPACE/DEFENSE - 0.64%
       4,300   Boeing Co. ........................................       230,588
                                                                     -----------
               APPAREL & PRODUCTS - 0.38%
       1,900   Intimate Brands, Inc. .............................        30,638
       1,600   Talbots, Inc. .....................................       107,100
                                                                     -----------
                                                                         137,738
                                                                     -----------
               AUTO - CARS - 0.83%
       5,100 * General Motors Corp., Class H......................       168,938
       4,200   Hertz Corp., Class A...............................       128,625
                                                                     -----------
                                                                         297,563
                                                                     -----------
               BEVERAGE - SOFT DRINKS - 1.11%
       2,800   Coca-Cola Co. .....................................       147,350
       3,100   Pepsi Bottling Group, Inc. (The)...................        98,425
       3,600   PepsiCo, Inc. .....................................       153,450
                                                                     -----------
                                                                         399,225
                                                                     -----------
               BROADCASTING - 0.24%
       1,100 * Infinity Broadcasting Corp. .......................        41,663
         685 * Viacom, Inc., Class B..............................        46,109
                                                                     -----------
                                                                          87,772
                                                                     -----------
               BUILDING MATERIALS - 1.39%
       9,350   Home Depot, Inc. ..................................       449,384
       1,100   Lowe's Companies, Inc. ............................        49,294
                                                                     -----------
                                                                         498,678
                                                                     -----------
               CHEMICAL - MAJOR - 0.31%
       4,200   Dow Chemical Co. ..................................       109,988
                                                                     -----------
               CHEMICAL - MISCELLANEOUS - 0.27%
       2,200   Praxair, Inc. .....................................        97,350
                                                                     -----------
               CONTAINERS - METAL/GLASS - 2.10%
       2,300   Corning, Inc. .....................................       754,256
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               DRUGS - 9.85%
       3,200   Allergan, Inc. ....................................   $   234,000
       2,000   ALPharma, Inc., Class A............................       113,250
       5,100 * Amgen, Inc. .......................................       386,643
       1,300 * Chiron Corp. ......................................        70,280
       5,000   Eli Lilly and Co. .................................       365,000
       1,700 * Forest Laboratories, Inc. .........................       166,388
       3,900 * IVAX Corp. ........................................       135,038
       8,400   Merck & Co., Inc. .................................       586,950
       1,000 * Millennium Pharmaceuticals, Inc. ..................       143,125
      28,575   Pfizer, Inc. ......................................     1,235,869
         600   Pharmacia Corp. ...................................        35,138
       1,800   Schering-Plough Corp. .............................        72,225
                                                                     -----------
                                                                       3,543,906
                                                                     -----------
               ELECTRICAL EQUIPMENT - 0.18%
         400 * Power-One, Inc. ...................................        63,375
                                                                     -----------
               ELECTRONIC EQUIPMENT - 7.48%
         800 * American Power Conversion, Corp. ..................        19,049
       1,500 * Amphenol Corp., Class A............................        96,000
      40,300   General Electric Co. ..............................     2,365,106
       2,400 * Kemet Corp. .......................................        72,000
       1,400   Molex, Inc. .......................................        73,938
       1,000 * Teradyne, Inc. ....................................        64,813
                                                                     -----------
                                                                       2,690,906
                                                                     -----------
               ELECTRONIC INSTRUMENTS - 1.13%
         900 * Arrow Electronics, Inc. ...........................        32,737
         100 * Harmonic, Inc. ....................................         3,350
       2,631 * Palm, Inc. ........................................       115,764
         800   Tektronix, Inc. ...................................        60,950
       3,600 * Vishay Intertechnology, Inc. ......................       145,125
         600 * Waters Corp. ......................................        47,738
                                                                     -----------
                                                                         405,664
                                                                     -----------
               ENTERTAINMENT - 1.75%
       1,000 * Fox Entertainment Group, Inc. .....................        28,938
       4,200   Time Warner, Inc. .................................       359,100
       6,200   Walt Disney Co. ...................................       241,412
                                                                     -----------
                                                                         629,450
                                                                     -----------
               FINANCIAL SERVICES - 0.08%
         100 * Ameritrade Holding Corp., Class A..................         1,881
         700 * Convergys Corp. ...................................        27,388
                                                                     -----------
                                                                          29,269
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               FOODS - 1.10%
       8,500   ConAgra, Inc. .....................................   $   155,655
       4,200   Hormel Foods Corp. ................................        64,838
       6,600   IBP, Inc. .........................................       106,013
       3,000   Ralston Purina Co. ................................        67,875
                                                                     -----------
                                                                         394,381
                                                                     -----------
               FOOTWEAR - 0.13%
       1,200   NIKE, Inc., Class B................................        47,475
                                                                     -----------
               HEALTHCARE - 0.75%
       2,900   Cardinal Health, Inc. .............................       237,256
         600 * PacifiCare Health Systems, Inc., Class A...........        32,363
                                                                     -----------
                                                                         269,619
                                                                     -----------
               HOSPITAL SUPPLIES - 1.62%
       3,700   Abbott Laboratories, Inc. .........................       161,875
       3,000   Johnson & Johnson..................................       275,813
       2,800   Medtronic, Inc. ...................................       143,500
                                                                     -----------
                                                                         581,188
                                                                     -----------
               HUMAN RESOURCES - 0.28%
       3,200 * Robert Half International, Inc. ...................       101,800
                                                                     -----------
               INFORMATION PROCESSING - 2.13%
         600 * Comverse Technology, Inc. .........................        55,163
         800 * Infospace, Inc. ...................................        31,200
       5,240 * JDS Uniphase Corp. ................................       653,035
         400 * Lycos, Inc. .......................................        28,400
                                                                     -----------
                                                                         767,798
                                                                     -----------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 9.04%
         100 * Agile Software Corp. ..............................         6,944
         300 * Art Technology Group, Inc. ........................        30,581
         700 * Broadcom Corp. ....................................       175,000
         100 * E.pihpany, Inc. ...................................        10,400
         500 * i2 Technologies, Inc. .............................        84,594
         400 * Inktomi Corp. .....................................        52,150
         200 * Internet Security Systems, Inc. ...................        16,200
         300 * Kana Communications, Inc. .........................        12,038
       1,000 * Macrovision Corp. .................................       106,625
      16,500 * Microsoft Corp. ...................................     1,151,906

--------------------------------------------------------------------------------

 8            GOLDMAN SACHS LARGE CAP GROWTH FUND - CONTINUED  August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - Continued
      10,800 * Oracle Corp. ...................................   $      982,125
         200 * Phone.com, Inc. ................................           18,487
         500 * Portal Software, Inc. ..........................           27,624
         200 * Proxicom, Inc. .................................            4,837
         600 * TIBCO Software, Inc. ...........................           61,163
       3,825 * Veritas Software Corp. .........................          461,152
       1,100 * Vignette Corp. .................................           41,938
         200 * Vitria Technology, Inc. ........................            9,400
                                                                  --------------
                                                                       3,253,164
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 3.81%
       2,600 * Apple Computer, Inc. ...........................          158,437
       5,100 * Dell Computer Corp. ............................          222,488
       7,800 * Sun Microsystems, Inc. .........................          990,113
                                                                  --------------
                                                                       1,371,038
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 3.63%
         100 * Alteon Websystems, Inc. ........................           14,800
      11,100 * America Online, Inc. ...........................          650,737
         800 * Ariba, Inc. ....................................          125,900
         700   Automatic Data Processing, Inc. ................           41,738
         100 * Checkfree Holdings Corp. .......................            5,181
         900 * CMGI, Inc. .....................................           40,275
         100 * Cnet Networks, Inc. ............................            3,350
         800 * Commerce One, Inc. .............................           50,025
       1,900   Electronic Data Systems Corp. ..................           94,644
         200 * Internap Network Services Corp. ................            7,200
         500 * Rationale Software Corp. .......................           64,344
         100 * Scient Corp. ...................................            2,706
         907 * VeriSign, Inc. .................................          180,380
         500 * Verticalnet, Inc. ..............................           26,625
                                                                  --------------
                                                                       1,307,905
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.32%
       1,000 * BroadVision Inc. ...............................           34,500
         600 * Intuit, Inc. ...................................           35,925
         300 * Macromedia, Inc. ...............................           20,733
         300 * Networks Associates, Inc. ......................            7,763
         200 * Realnetworks, Inc. .............................            9,738
         200 * Red Hat, Inc. ..................................            5,024
                                                                  --------------
                                                                         113,683
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 9.13%
       1,000   Adobe Systems, Inc. ............................   $      130,000
         200 * At Home Corp. ..................................            2,912
       1,900 * Bea Systems, Inc. ..............................          129,319
         500 * Brocade Communication
               Systems, Inc. ..................................          112,906
       1,300   Comdisco, Inc. .................................           31,200
       1,200 * Computer Sciences Corp. ........................           94,875
      10,500 * EMC Corp. ......................................        1,029,000
       3,100   Hewlett Packard Co. ............................          374,325
       4,200   International Business
               Machines Corp. .................................          554,400
         600 * Mercury Interactive Corp. ......................           73,313
       3,100 * Network Appliance, Inc. ........................          362,700
         400 * PSINet, Inc. ...................................            7,025
         700 * Sandisk Corp. ..................................           58,450
         400 * Sapient Corp. ..................................           21,000
         800 * Siebel Systems, Inc. ...........................          157,600
       1,200 * Yahoo!, Inc. ...................................          145,800
                                                                  --------------
                                                                       3,284,825
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 8.20%
       1,300   3Com Corp. .....................................           21,613
         200 * Akamai Technologies, Inc. ......................           15,113
      32,100 * Cisco Systems, Inc. ............................        2,198,850
         100 * Digex, Inc. ....................................            8,468
       1,900 * Exodus Communications, Inc. ....................          130,031
         200 * Extreme Networks, Inc. .........................           18,613
       1,000 * Juniper Networks, Inc. .........................          213,749
         900 * PMC-Sierra, Inc. ...............................          212,400
         600 * Redback Networks, Inc. .........................           89,625
         200 * RSA Security, Inc. .............................           11,813
         200 * Software.com, Inc. .............................           29,113
                                                                  --------------
                                                                       2,949,388
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.30%
       1,100 * Calpine Corp. ..................................          108,900
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - 0.98%
         600 * Cytyc Corp. ....................................   $       27,975
         700 * Genentech, Inc. ................................          133,349
         500 * PE Corp. - Celera Genomics......................           54,219
         500   PE Corp. - PE Biosystems Group..................           49,188
         700 * Quest Diagnostics, Inc. ........................           86,625
                                                                  --------------
                                                                         351,356
                                                                  --------------
               MERCHANDISE - DRUG - 0.35%
       1,500 * Medimmune, Inc. ................................          126,188
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.34%
         800 * Amazon.com, Inc. ...............................           33,200
         700 * Best Buy Co., Inc. .............................           43,225
       1,600 * Kohl's Corp. ...................................           89,600
       8,000   Limited, Inc. ..................................          160,000
       3,200   Tiffany & Co. ..................................          133,200
         600 * Zale Corp. .....................................           22,163
                                                                  --------------
                                                                         481,388
                                                                  --------------
               MERCHANDISING -
               DEPARTMENT - 0.30%
       1,200 * Federated Department Stores, Inc. ..............           33,150
       3,200   Target Corp. ...................................           74,400
                                                                  --------------
                                                                         107,550
                                                                  --------------
               MERCHANDISING - FOOD - 0.16%
       1,400   SYSCO Corp. ....................................           59,238
                                                                  --------------
               MERCHANDISING - MASS - 1.66%
         800 * Dollar Tree Stores, Inc. .......................           32,450
         200 * Priceline.com, Inc. ............................            5,437
       4,600   Sears Roebuck and Co. ..........................          143,463
       8,800   Wal-Mart Stores, Inc. ..........................          417,449
                                                                  --------------
                                                                         598,799
                                                                  --------------
               MISCELLANEOUS - 0.81%
       1,082 * Agilent Technologies, Inc. .....................           65,258
       4,400   Avx Corp. ......................................          131,725
         500 * Ebay, Inc. .....................................           31,000
         173 * MarchFirst, Inc. ...............................            3,351
       1,100   United Parcel Service, Inc., Class B............           60,981
                                                                  --------------
                                                                         292,315
                                                                  --------------

--------------------------------------------------------------------------------

August 31, 2000     GOLDMAN SACHS LARGE CAP GROWTH FUND - CONTINUED       9

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - INTEGRATED DOMESTIC - 0.31%
       1,800   Phillips Petroleum Co. .........................   $      111,375
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.24%
       1,300 * BJ Services Co. ................................           87,100
                                                                  --------------
               OIL - SERVICES - 0.36%
       2,200   Devon Energy Corp. .............................          128,838
                                                                  --------------
               OIL/GAS PRODUCERS - 0.23%
       1,300   Apache Corp. ...................................           81,900
                                                                  --------------
               PUBLISHING - NEWS - 0.44%
         800   Dow Jones & Co., Inc. ..........................           50,050
       2,800   New York Times Co., Class A.....................          109,724
                                                                  --------------
                                                                         159,774
                                                                  --------------
               REAL ESTATE - 0.01%
         100 * Homestore.com, Inc. ............................            5,419
                                                                  --------------
               SECURITIES RELATED - 2.01%
       2,000   A.G. Edwards, Inc. .............................          104,000
       5,000   Charles Schwab Corp. ...........................          190,937
         500 * E*Trade Group, Inc. ............................            8,875
       1,800   Lehman Brothers Holdings, Inc. .................          261,000
       1,100   Merrill Lynch & Co., Inc. ......................          159,500
                                                                  --------------
                                                                         724,312
                                                                  --------------
               SEMICONDUCTORS - 12.67%
       4,600 * Advanced Micro Devices, Inc. ...................          173,074
       1,400 * Altera Corp. ...................................           90,738
       1,900 * Analog Devices, Inc. ...........................          190,950
       1,600 * Applied Micro Circuits Corp. ...................          324,700
         300 * Cree, Inc. .....................................           41,325
         500 * Integrated Device Technology, Inc. .............           43,875
      31,500   Intel Corp. ....................................        2,358,563
       3,600 * Micron Technology, Inc. ........................          294,300
       3,600   Motorola, Inc. .................................          129,825
         800 * SDL, Inc. ......................................          317,850
       7,000   Texas Instruments, Inc. ........................          468,563
       1,400 * Xilinx, Inc. ...................................          124,424
                                                                  --------------
                                                                       4,558,187
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SEMICONDUCTOR EQUIPMENT - 1.10%
       2,700 * Applied Materials, Inc. ........................   $      233,043
         200 * Globespan, Inc. ................................           24,088
         700 * KLA-Tencor Corp. ...............................           45,937
         300   Newport Corp. ..................................           47,700
         400 * QLogic Corp. ...................................           45,400
                                                                  --------------
                                                                         396,168
                                                                  --------------
               TELECOMMUNICATIONS - 6.84%
       6,600 * ADC Telecommunications, Inc. ...................          270,187
         900 * Advanced Fibre
               Communications, Inc. ...........................           47,573
         200 * Aether Systems, Inc. ...........................           27,700
         900 * Allegiance Telecom, Inc. .......................           44,831
       3,465   AT&T Corp. .....................................          109,147
       7,200 * AT&T Corp. Wireless Group.......................          188,550
       5,300   BCE, Inc. ......................................          119,250
         700 * CIENA Corp. ....................................          155,181
         300 * Copper Mountain Networks, Inc. .................           17,980
         600 * Ditech Communications Corp. ....................           35,400
         100 * Efficient Networks, Inc. .......................            5,373
       1,000 * Level 3 Communications, Inc. ...................           87,234
       9,400   Lucent Technologies, Inc. ......................          393,038
         600 * Nextel Communications, Inc.,
               Class A.........................................           33,263
       1,000 * NEXTLINK Communications, Inc. ..................           35,063
       1,242   Nortel Networks Corp. ..........................          101,301
         900 * Powerwave Technologies, Inc. ...................           43,313
       2,000 * QUALCOMM, Inc. .................................          119,750
         600 * RF Micro Devices, Inc. .........................           26,775
         900 * Sanmina Corp. ..................................          106,200
       1,500   Scientific-Atlanta, Inc. .......................          116,906
         400 * Sycamore Networks, Inc. ........................           54,800
       1,100 * TeleTech Holdings, Inc. ........................           35,888
         600 * US Cellular Corp. ..............................           44,138
       1,300 * West Teleservices Corp. ........................           30,875
       5,850 * Worldcom, Inc. .................................          213,525
                                                                  --------------
                                                                       2,463,241
                                                                  --------------
               UTILITIES - COMMUNICATION - 0.37%
       1,600   BellSouth Corp. ................................           59,700
         300   SBC Communications, Inc. .......................           12,525
       1,200 * Sprint Corp., PCS Group.........................           60,224
                                                                  --------------
                                                                         132,449
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
             UTILITIES - ELECTRIC - 0.17%
       1,400 Dynegy, Inc. ....................................   $       63,000
                                                                 --------------
             TOTAL COMMON STOCK
             (Cost $27,720,712)...............................       35,584,302
                                                                 --------------
     PAR
    VALUE
 -----------
             SHORT-TERM INVESTMENTS - 1.28%
             U.S. TREASURY BILLS - 0.15%
 $    10,000  6.05% due 10/12/00..............................            9,931
      10,000  6.02% due 10/05/00..............................            9,943
      10,000  6.00% due 09/28/00..............................            9,955
      25,000  5.99% due 09/28/00..............................           24,887
                                                                 --------------
              (Cost $54,716)..................................           54,716
                                                                 --------------
             REPURCHASE AGREEMENT -
             BANKS - OTHER - 1.13%
     406,000 State Street Bank,
             6.42% dated 08/31/00, to be repurchased at
             $406,072 on 09/01/00, collateralized by U.S.
             Treasury Notes, 6.63%, 07/31/01, with a par value
             of $420,000 (Cost $406,000)......................          406,000
                                                                 --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $460,716)..................................          460,716
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $28,181,428) - 100.17%.....................   $   36,045,018
                                                                 --------------
             * Non-income producing

                                                                   UNREALIZED
CONTRACTS                                                         APPRECIATION

-------------------------------------------------------------------------------
       FUTURES CONTRACTS PURCHASED(1)
       (Delivery month/Value at 08/31/00)
6(2)    E-Mini S&P Futures
        (September/$1,521)....................................... $        5,223
                                                                  --------------

(1) U.S. Treasury Bills with a market value of approximately $55,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 50.

--------------------------------------------------------------------------------

 10                       INVESCO MID CAP GROWTH FUND           August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         46.25%                                                  31.53%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                                Invesco
                                Mid Cap            Russell Mid Cap
                              Growth Fund           Growth Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,561                 11,341
              2/99              11,738                 12,260
              5/99              12,542                 13,359
              8/99              11,636                 13,692
             11/99              12,607                 16,140
              2/00              13,426                 22,911
              5/00              14,136                 19,199
           8/31/00              17,017                 22,891



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $12,770,443
 NAV on 08/31/00: $16.30
 One year total return: 46.25%
 Net expense ratio: 0.79%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Eddie C. Brown

How did the Fund perform relative to its benchmark?
The fund underperformed its benchmark, the Russell Mid Cap Growth Index for the year (through August 31, 2000). The account was up 46.25% vs. 67.18% for the index.

How did the market sectors perform over the past fiscal year?
The Russell Mid Cap Growth Index was up 67.18% for the year, a very strong performance. This was driven largely by a 150% return for the average technology stock. Most of these were Internet-related companies.

What were some of the dominant themes in the portfolio?
There were heavy weights in Financials, Technology (though underweight the benchmark due to valuation concerns), and Consumer Discretionary. The key industries that we focused on were telecommunication equipment, business software, semiconductors, and financial services.

What market sector or stocks enhanced the Fund's performance?
Cardinal Health, AES Corp., Health Management Associates, Amdocs, Kohl's, Jabil, EMC Corp., Sanmina, Paychex, PE Biosystems, Altera, and ADC Technologies.

Top 10 Holdings


   1. Cardinal Health, Inc. ...  3.65%
   2. AES Corp. ...............  3.05%
   3. Advent Software, Inc. ...  2.61%
   4. Paychex, Inc. ...........  2.59%
   5. Jabil Circuit, Inc. .....  2.50%
   6. Sanmina Corp. ...........  2.49%
   7. Century Tel, Inc. .......  2.48%
      Flextronics
      International, Ltd.
   8. (Singapore)..............  2.48%
   9. EMC Corp. ...............  2.46%
  10. Altera Corp. ............  2.44%

 Portfolio holdings are subject to change.


Which market sector or stocks were disappointing for the Fund?
Compuware, Quintile Transnational, Covance, Transaction Systems Architects, Omnicare, Keane, Dial Corp., Sylvan Learning, and Newell Rubbermaid.

--------------------------------------------------------------------------------

 August 31, 2000          INVESCO MID CAP GROWTH FUND                11

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 95.39%
               ADVERTISING - 2.11%
       6,300 * Catalina Marketing Corp. .......................   $      268,931
                                                                  --------------
               APPAREL & PRODUCTS - 2.24%
       6,900   Cintas Corp. ...................................          286,781
                                                                  --------------
               AUTO - ORIGINAL EQUIPMENT - 1.85%
       4,200   Danaher Corp. ..................................          235,988
                                                                  --------------
               BUILDING MATERIALS - 1.75%
       3,500   Fastenal Co. ...................................          223,563
                                                                  --------------
               CONSUMER FINANCE - 1.47%
       7,400   Equifax, Inc. ..................................          188,238
                                                                  --------------
               DRUGS - 1.87%
       1,700 * ALZA Corp. .....................................          128,563
      10,600 * Covance, Inc. ..................................          109,975
                                                                  --------------
                                                                         238,538
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 2.48%
       3,800 * Flextronics International,
               Ltd. (Singapore)................................          316,588
                                                                  --------------
               ENTERTAINMENT - 2.43%
      15,600   Carnival Corp., Class A.........................          311,025
                                                                  --------------
               FINANCIAL SERVICES - 2.41%
       6,800   T. Rowe Price Associates, Inc. .................          307,700
                                                                  --------------
               GOVERNMENT SPONSORED - 1.50%
       4,900   USA Education, Inc. ............................          192,019
                                                                  --------------
               HEALTHCARE - 7.57%
       5,700   Cardinal Health, Inc. ..........................          466,330
       9,800 * HCR Manor Care, Inc. ...........................          131,075
      17,000 * Health Management Association...................          277,313
       6,600 * Quintiles Transnational Corp. ..................           91,988
                                                                  --------------
                                                                         966,706
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.99%
       4,900   Newell Rubbermaid, Inc. ........................          127,094
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HUMAN RESOURCES - 0.85%
       3,400 * Robert Half International, Inc. ................   $      108,163
                                                                  --------------
               INFORMATION PROCESSING - 4.86%
       6,400 * Acxiom Corp. ...................................          163,200
       5,400 * Advent Software, Inc. ..........................          332,775
       8,400 * Fritz Companies, Inc. ..........................          124,425
                                                                  --------------
                                                                         620,400
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 2.50%
       5,000 * Jabil Circuit, Inc. ............................          319,063
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 4.51%
       7,425   Paychex, Inc. ..................................          331,341
       1,900 * Rationale Software Corp. .......................          244,506
                                                                  --------------
                                                                         575,847
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.89%
       4,400 * Networks Associates, Inc. ......................          113,850
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 11.49%
       2,900 * BISYS Group, Inc. ..............................          218,407
      18,900 * Compuware Corp. ................................          199,631
       3,200 * EMC Corp. ......................................          313,600
       5,100 * Fiserv, Inc. ...................................          276,356
       6,800 * Solectron Corp. ................................          308,125
       8,200 * Transaction Systems Architects, Inc., Class A...          150,675
                                                                  --------------
                                                                       1,466,794
                                                                  --------------
               INSURANCE - MULTILINE - 1.61%
       3,800   AFLAC, Inc. ....................................          205,200
                                                                  --------------
               LEISURE TIME - 1.68%
       4,300   Harley-Davidson, Inc. ..........................          214,194
                                                                  --------------
               MEDICAL TECHNOLOGY - 4.04%
       4,300 * Guidant Corp. ..................................          289,443
       2,300   PE Corp. - PE Biosystems Group..................          226,263
                                                                  --------------
                                                                         515,706
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - SPECIALTY - 5.06%
      10,096   Dollar General Corp. ...........................   $      207,599
       2,700 * Kohl's Corp. ...................................          151,200
       7,800 * Staples, Inc. ..................................          119,925
       8,900   TJX Companies, Inc. ............................          167,430
                                                                  --------------
                                                                         646,154
                                                                  --------------
               MERCHANDISING - MASS - 1.86%
       5,850 * Dollar Tree Stores, Inc. .......................          237,291
                                                                  --------------
               OIL - SERVICES - 1.43%
       2,300 * Smith International, Inc. ......................          182,850
                                                                  --------------
               SECURITIES RELATED - 4.18%
       6,000   Franklin Resources, Inc. .......................          228,000
       5,800   Legg Mason, Inc. ...............................          305,949
                                                                  --------------
                                                                         533,949
                                                                  --------------
               SEMICONDUCTORS - 8.41%
       4,800 * Altera Corp. ...................................          311,100
       9,400 * Atmel Corp. ....................................          188,000
       4,700 * Conexant Systems, Inc. .........................          174,781
       2,700 * Vitesse Semiconductor Corp. ....................          239,794
       1,800 * Xilinx, Inc. ...................................          159,974
                                                                  --------------
                                                                       1,073,649
                                                                  --------------
               TELECOMMUNICATIONS - 8.79%
       7,200 * ADC Telecommunications, Inc. ...................          294,750
       2,700 * Amdocs, Ltd. ...................................          192,881
      11,000   CenturyTel, Inc. ...............................          316,938
       2,700 * Sanmina Corp. ..................................          318,599
                                                                  --------------
                                                                       1,123,168
                                                                  --------------
               UTILITIES - ELECTRIC - 4.56%
       6,100 * AES Corp. ......................................          388,875
       4,300   Dynegy, Inc. ...................................          193,500
                                                                  --------------
                                                                         582,375
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $9,346,795)...............................       12,181,824
                                                                  --------------

--------------------------------------------------------------------------------

 12                 INVESCO MID CAP GROWTH FUND - CONTINUED     August 31, 2000

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE SHORT-TERM
             REPURCHASE AGREEMENT - 9.96%
             BANKS - OTHER - 9.96%
 $ 1,272,000 State Street Bank, 6.42% dated 08/31/00, to be
             repurchased
             at $1,272,227 on 09/01/00, collateralized by U.S.
             Treasury Notes, 6.63%, 07/31/01, with
             a par value of $1,305,000
             (Cost $1,272,000)................................   $    1,272,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $10,618,795) - 105.35%.....................   $   13,453,824
                                                                 --------------
             * Non-income producing

--------------------------------------------------------------------------------

 August 31, 2000       J.P. MORGAN SMALL CAP GROWTH FUND                 13

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         68.91%                                                  54.86%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                              J.P. Morgan
                               Small Cap            Russell 2000
                              Growth Fund           Growth Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,403                 11,391
              2/99              12,105                 11,793
              5/99              12,702                 13,312
              8/99              13,831                 13,072
             11/99              17,962                 15,111
              2/00              27,845                 21,706
              5/00              17,511                 15,934
           8/31/00              23,362                 18,181



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $33,999,514
 NAV on 08/31/00: $23.24
 One year total return: 68.91%
 Net expense ratio: 1.16%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with J.P. Morgan

How did the Fund perform relative to its market and its benchmark?
The Fund (+68.91%) outperformed the Russell 2000 Growth Index (+39.08%) by approximately 30% for the year as a result of very strong stock selection.

How did the small cap market perform over the past fiscal year?
The small cap market was one of the top performing asset classes for the period, as the broad market Russell 2000 Index returned approximately 27.15%. The Fund's benchmark, the Russell 2000 Growth Index, returned approximately 39.08% during the same period. Returns in the small-cap market as a whole are still benefiting from the exceptional performance of technology-related stocks from late 1999 into the beginning of 2000.

                                Top 10 Holdings


   1. Human Genome Sciences,
      Inc. ....................  2.45%
   2. Vertex Pharmaceuticals,
      Inc. ....................  2.05%
   3. Polycom, Inc. ...........  1.96%
   4. Gilead Sciences, Inc. ...  1.80%
   5. Exar Corp. ..............  1.80%
   6. Mercury Interactive
      Corp. ...................  1.75%
   7. Abgenix, Inc. ...........  1.71%
   8. Millennium
      Pharmaceuticals, Inc. ...  1.59%
   9. Catalina Marketing
      Corp. ...................  1.56%
  10. Smartforce Plc
      (Ireland)................  1.50%

 Portfolio holdings are subject to change.


What were some of the dominant themes in the portfolio?
Our focus in the pharmaceuticals sector has been biotechnology companies. On balance, the market environment has been positive for biotech companies, especially those with strong drug development pipelines. That environment combined with very strong stock selection in the group has had a positive impact on the Fund's performance. More recently, with respect to telecommunications companies our focus has shifted from service providers to equipment providers. Increasing competition and decreasing pricing power among service providers represent a cause for concern in that group.

Which portfolio holdings most enhanced the Fund's performance?
Human Genome Sciences (pharmaceuticals), Vertex Pharmaceuticals
(pharmaceuticals) and Exar Corp (semiconductors) were among the stocks that contributed most to the Fund's performance for the period.

Were there any disappointments in the Fund's portfolio?
Broadvision (software & services), Mediaplex (consumer cyclical), and Sandisk Corp (technology hardware) were among the stocks that detracted most from the Fund's performance for the period.

What do you see ahead in the markets for the next fiscal period?
If the Federal Reserve decides to lower rates next year, that could lead to a rally in cyclical stocks, so one point of focus for us is controlling our exposure in that area. In addition, we expect to see continued volatility and have positioned the Fund to benefit from a broadening market. Individual security selection and multi-sector exposure remain our primary means of enhancing return and managing risk.

-------------------------------------------------------------------------------

 14                    J.P. MORGAN SMALL CAP GROWTH FUND       August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 94.71%
               ADVERTISING - 2.50%
      12,400 * Catalina Marketing Corp. .......................   $      529,325
       3,875 * Getty Images, Inc. .............................          162,750
       6,500 * Ticket Master Online - City Search, Inc. .......          156,406
                                                                  --------------
                                                                         848,481
                                                                  --------------
               AEROSPACE/DEFENSE - 0.15%
       2,100 * The Titan Corp. ................................           51,713
                                                                  --------------
               APPAREL & PRODUCTS - 1.12%
       4,300 * Abercrombie and Fitch Co. ......................           99,706
       6,900 * Guess?, Inc. ...................................          156,544
       9,250 * Pacific Sunwear of California, Inc. ............          123,141
                                                                  --------------
                                                                         379,391
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.41%
       9,100   Gentek, Inc. ...................................          138,775
                                                                  --------------
               BANKS - REGIONAL - 0.49%
       2,125   City National Corp. ............................           83,008
       4,300   National Commerce Bancorp. .....................           83,044
                                                                  --------------
                                                                         166,052
                                                                  --------------
               BEVERAGE - BREWERS/DISTRIBUTORS -  0.69%
       5,700 * Robert Mondavi Corp., Class A...................          233,700
                                                                  --------------
               BROADCASTING - 0.40%
       5,975 * Insight Communications Co. .....................          106,430
       3,100 * Spanish Broadcasting Systems, Inc., Class A.....           31,193
                                                                  --------------
                                                                         137,623
                                                                  --------------
               CHEMICAL - MAJOR - 0.66%
       9,000   Albemarle Corp. ................................          223,313
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 2.03%
       6,925   Geon Co. .......................................          120,755
       9,175   Georgia Gulf Corp. .............................          119,275
       4,875   Minerals Technologies, Inc. ....................          252,890
       4,200   OM Group, Inc. .................................          198,975
                                                                  --------------
                                                                         691,895
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               COMMERCIAL SERVICES - 0.29%
       9,425 * NBC Internet, Inc., Class A....................   $       98,963
                                                                 --------------
               DRUGS - 11.94%
       1,510 * 3 Dimensional Pharmaceutical, Inc. ............           58,701
       7,750 * Abgenix, Inc. .................................          582,582
       5,550   Bindley Western Industries, Inc. ..............          159,909
       3,150 * Charles River Laboratories International,
               Inc. ..........................................           86,428
       5,025 * Corixa Corp. ..................................          257,217
       5,000 * Human Genome Sciences, Inc. ...................          834,688
       2,575 * IDEC Pharmaceuticals Corp. ....................          359,534
       1,975 * Ilex Oncology Inc. ............................           65,175
      17,800 * Ligand Pharmaceuticals, Inc., Class B..........          231,400
       3,775 * Millennium Pharmaceuticals, Inc. ..............          540,298
       4,550 * Neurocrine Biosciences, Inc. ..................          188,256
       8,200 * Vertex Pharmaceuticals, Inc. ..................          697,000
                                                                 --------------
                                                                      4,061,188
                                                                 --------------
               ELECTRICAL EQUIPMENT - 0.89%
       1,600 * Active Power, Inc. ............................          112,400
       4,600 * August Technology Corp. .......................           60,375
       1,400 * Capstone Turbine Corp. ........................          129,238
                                                                 --------------
                                                                        302,013
                                                                 --------------
               ELECTRONIC EQUIPMENT - 0.99%
       6,625 * Electro Scientific Industries, Inc. ...........          272,867
       3,500 * Genesis Microchip, Inc. .......................           62,781
                                                                 --------------
                                                                        335,648
                                                                 --------------
               ELECTRONIC INSTRUMENTS -  1.53%
       4,675 * Lattice Semiconductor Corp. ...................          364,066
       1,875 * Molecular Devices Corp. .......................          155,273
                                                                 --------------
                                                                        519,339
                                                                 --------------
               FINANCE COMPANIES - 0.36%
       5,800 * Financial Federal Corp. .......................          123,250
                                                                 --------------
               FINANCIAL SERVICES - 1.07%
       4,700 * Ameritrade Holding Corp., Class A..............           88,419
       7,150   Heller Financial, Inc. ........................          177,856
       2,992   Southwest Securities Group, Inc. ..............           99,297
                                                                 --------------
                                                                        365,572
                                                                 --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               FOODS - 1.01%
       4,275   Keebler Foods Co. .............................   $      195,848
       3,950 * Symx Technologies, Inc. .......................          146,644
                                                                 --------------
                                                                        342,492
                                                                 --------------
               FOOTWEAR - 0.10%
       1,900 * Skechers USA, Inc., Class A....................           33,844
                                                                 --------------
               HEALTHCARE - 1.76%
       3,825 * Accredo Health Inc. ...........................          165,670
       1,950 * Diversa Corp. .................................           55,575
       8,250   Hooper Holmes, Inc. ...........................           96,422
       4,875 * Kensey Nash Corp. .............................           62,766
       8,000   Omnicare, Inc. ................................          109,500
       1,430 * Rosetta Inpharmatics, Inc. ....................           50,586
       3,500 * Staar Surgical Co. ............................           58,406
                                                                 --------------
                                                                        598,925
                                                                 --------------
               HOUSEHOLD PRODUCTS - 0.40%
       4,075 * Cost Plus, Inc. ...............................          137,022
                                                                 --------------
               INFORMATION PROCESSING - 0.17%
       1,800 * Internet.Com Corp. ............................           56,700
                                                                 --------------
               INFORMATION PROCESSING - BUSINESS SOFTWARE -
               11.34%
       5,900 * Agile Software Corp. ..........................          409,681
       5,100 * Allaire Corp. .................................          173,081
       3,875 * Art Technology Group, Inc. ....................          395,008
       3,900 * Aspen Technology, Inc. ........................          179,156
       2,300 * Clarent Corp. .................................          109,825
       6,450 * Corillian Corp. ...............................           50,391
       1,550 * E.pihpany, Inc. ...............................          161,200
       7,750 * Ibeam Broadcasting Corp. ......................           82,344
       4,125 * Informatica Corp. .............................          412,500
       4,050 * Internet Security Systems, Inc. ...............          328,050
         540 * McData Corp. ..................................           58,084
         325 * Nuance Communications, Inc. ...................           42,778
       3,650 * Peregrine Systems, Inc. .......................          116,572
       5,650 * Quest Software, Inc. ..........................          291,681
       7,000 * Quintus Corp. .................................           91,438
       5,775 * Retek, Inc. ...................................          198,877
       2,600 * Sequoia Software Corp. ........................           29,250
       4,400 * Software Technologies Corp. ...................           85,800
       4,275 * Sonic Foundry, Inc. ...........................           39,811
       3,950 * Tumbleweed Communications Corp. ...............          247,369
       6,700 * Webtrends Corp. ...............................          252,401
       5,125 * Witness Systems, Inc. .........................          101,859
                                                                 --------------
                                                                      3,857,156
                                                                 --------------

--------------------------------------------------------------------------------

 August 31, 2000    J.P. MORGAN SMALL CAP GROWTH FUND - CONTINUED          15

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               6.44%
       1,900 * Caliper Technologies Corp. ....................   $      118,038
      11,200 * Certicom Corp. (Canada)........................          375,200
       1,950 * DDI Corp. .....................................           74,344
       4,300 * Integrated Circuit Systems, Inc. ..............          118,250
       4,425 * JNI Corp. .....................................          297,028
       4,875 * M-Systems Flash Disk Pioneers Ltd. ............          381,469
       3,000 * Optimal Robotics Corp. (Canada)................          100,125
      11,800 * Silicon Image, Inc. ...........................          433,650
       4,225 * Virata Corp. ..................................          290,468
                                                                 --------------
                                                                      2,188,572
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               5.14%
       2,300 * Alteon Websystems, Inc. .......................          340,400
       7,725 * Espeed, Inc. ..................................          237,544
       6,875 * Keynote Systems, Inc. .........................          207,969
       5,625 * Netegrity, Inc. ...............................          495,000
       1,200 * Netratings, Inc. ..............................           20,775
       6,700 * Synquest, Inc. ................................           52,553
       4,150 * Vicinity Corp. ................................           46,168
       4,625 * Wireless Facilities, Inc. .....................          346,874
                                                                 --------------
                                                                      1,747,283
                                                                 --------------
               INFORMATION PROCESSING - DATA SERVICES -  3.27%
         200 * Excalibur Technologies Corp. ..................            9,500
       4,875 * Mercury Interactive Corp. .....................          595,664
       9,775 * Smartforce, Plc. - ADR (Ireland)...............          508,300
                                                                 --------------
                                                                      1,113,464
                                                                 --------------
               INFORMATION PROCESSING -
               NETWORKING - 5.67%
         350 * Avici Systems, Inc. ...........................           52,434
       4,200 * Digital Island, Inc. ..........................          124,688
       5,650 * GoAmerica, Inc. ...............................           61,797
       2,900 * Information Resource Engineer, Inc. ...........          104,400
       4,225 * Metasolv Software, Inc. .......................          172,697
       1,500 * Metawave Communications Corp. .................           30,938
       4,225 * Net2phone, Inc. ...............................          124,902
       4,725 * Netro Corp. ...................................          390,402
       4,800 * Packeteer, Inc. ...............................          231,000
       2,100 * Redback Networks, Inc. ........................          313,688
       4,300 * Turnstone Systems, Inc. .......................          253,163
       2,000 * U S Wireless Corp. ............................           26,000
         700 * Ulticom, Inc. .................................           41,474
                                                                 --------------
                                                                      1,927,583
                                                                 --------------

   NUMBER
  OF SHARES                                               MARKET VALUE

-------------------------------------------------------------------------------
               LEISURE TIME - 1.54%
       7,325 * American Classic Voyages Co. ..........   $      124,525
       3,625 * Anchor Gaming..........................          265,531
       5,600 * Meade Instruments Corp. ...............          134,400
                                                         --------------
                                                                524,456
                                                         --------------
               MACHINERY - INDUSTRIAL/SPECIALTY -
                0.14%
       2,000 * GaSonics International Corp. ..........           48,000
                                                         --------------
               MACHINE TOOLS - 2.59%
       5,675 * Gilead Sciences, Inc. .................          612,900
       5,175 * PRI Automation, Inc. ..................          267,159
                                                         --------------
                                                                880,059
                                                         --------------
               MEDICAL TECHNOLOGY - 3.61%
       8,400 * Akorn, Inc. ...........................           85,575
       1,290 * Arena Pharmaceuticals, Inc. ...........           59,663
       1,170 * Brucker Daltronics, Inc. ..............           58,793
       6,200 * Cyberonics, Inc. ......................          101,913
       4,040 * Deltagen, Inc. ........................          116,655
       8,900 * Eclipse Surgical Tech, Inc. ...........           35,044
       4,800 * Enzon, Inc. ...........................          292,200
       2,000 * Exelixis, Inc. ........................           90,000
       2,360   Fresenius Medical Care AG - ADR
               (Germany)..............................           35,990
         875 * Maxygen, Inc. .........................           47,031
       4,125 * Oratec Interventions, Inc. ............          146,694
       2,325 * Orchid Biosciences, Inc. ..............          104,480
       2,500 * Transgenomic, Inc. ....................           52,500
                                                         --------------
                                                              1,226,538
                                                         --------------
               MERCHANDISE - SPECIALTY -  0.32%
       3,200 * BJ's Wholesale Club, Inc. .............          108,400
                                                         --------------
               MISCELLANEOUS - 1.96%
       5,925 * Polycom, Inc. .........................          665,822
                                                         --------------
               NATURAL GAS -  DIVERSIFIED - 0.16%
       1,675 * Universal Compression Holdings, Inc. ..           55,066
                                                         --------------
               OIL - SERVICE - PRODUCTS - 0.96%
       2,150 * Cooper Cameron Corp. ..................          167,297
      10,000 * Global Industries, Inc. ...............          124,375
       1,825 * Gulf Island Fabrication, Inc. .........           33,763
                                                         --------------
                                                                325,435
                                                         --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICES - 1.46%
       8,825 * Core Laboratories N.V. (Netherlands)............   $      169,881
       2,400   Devon Energy Corp. .............................          140,550
       5,750 * Global Marine, Inc. ............................          185,797
                                                                  --------------
                                                                         496,228
                                                                  --------------
               OIL/GAS PRODUCERS - 1.15%
      10,750 * Spinnaker Exploration Co. ......................          391,031
                                                                  --------------
               PHOTOGRAPHY - 0.45%
       5,300 * Lexar Media, Inc. ..............................           80,659
       2,500 * Photronics, Inc. ...............................           73,281
                                                                  --------------
                                                                         153,940
                                                                  --------------
               PUBLISHING/PRINTING - 0.44%
       5,125 * Valassis Communications, Inc. ..................          147,984
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.62%
      10,450   Allied Capital Corp. ...........................          211,613
                                                                  --------------
               RESTAURANTS - 0.07%
         990 * California Pizza Kitchen, Inc. .................           24,688
                                                                  --------------
               SECURITIES RELATED - 0.51%
       1,950   Donaldson, Lufkin & Jenrette, Inc. .............          172,575
                                                                  --------------
               SEMICONDUCTORS - 4.40%
      19,250   C-Cube Microsystems, Inc. ......................          447,563
       5,075 * Exar Corp. .....................................          612,172
       1,010 * Newfocus, Inc. .................................          139,443
       2,300 * Silicon Laboratories, Inc. .....................          138,863
       2,650 * TranSwitch Corp. ...............................          159,496
                                                                  --------------
                                                                       1,497,537
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 2.27%
       6,800 * ATMI, Inc. .....................................          182,219
       2,900 * HI/FN, Inc. ....................................          184,150
       8,400 * LAM Research Corp. .............................          253,050
       2,250 * Microchip Technology, Inc. .....................          153,140
                                                                  --------------
                                                                         772,559
                                                                  --------------
               TELECOMMUNICATIONS - 9.36%
       9,400 * Advanced Fibre Communications, Inc. ............          496,878
       2,225 * Anaren Microwave, Inc. .........................          262,689
       4,400 * Apropos Technology, Inc. .......................           56,100
       7,950 * Choice One Communications, Inc. ................          127,200
       5,425 * Diamond Tech Partners, Inc. ....................          346,183

--------------------------------------------------------------------------------

 16            J.P. MORGAN SMALL CAP GROWTH FUND - CONTINUED   August 31, 2000

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               TELECOMMUNICATIONS - Continued
       1,475 * Ditech Communications Corp. ...................   $       87,025
       6,300 * DSET Corp. ....................................          170,494
       4,000 * Dycom Industries, Inc. ........................          212,000
       1,000 * Flag Telecom Holdings, Ltd. (Bermuda)..........           15,625
      12,275 * Ibasis, Inc. ..................................          254,706
       6,000 * ITC (Delta symbol) Deltacom, Inc...............           84,750
       2,600 * MMC Networks, Inc. ............................          316,713
       3,550 * Motient Corp. .................................           43,044
       4,800 * Mpower Communications Corp. ...................           88,500
       4,040 * SBA Communications Corp. ......................          180,285
       2,780 * Sunrise Telecom, Inc. .........................          124,926
       2,440 * Telecommunication Systems, Inc., Class A.......           69,997
       3,000 * TeleCorp PCS, Inc. ............................          105,750
       4,000 * Vyyo, Inc. ....................................          138,000
                                                                 --------------
                                                                      3,180,865
                                                                 --------------
               TEXTILE - PRODUCTS - 0.78%
      21,850   Wellman, Inc. .................................          263,566
                                                                 --------------
               UTILITIES - GAS, DISTRIBUTION - 1.10%
      10,775 * National-Oilwell, Inc. ........................          373,758
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $26,108,262).............................       32,200,077
                                                                 --------------
     PAR
    VALUE
 -----------

               CORPORATE SHORT-TERM -
               REPURCHASE AGREEMENT - 4.59%
 $ 1,562,000   BANKS - OTHER - 4.59%
               State Street Bank, 6.42% dated 08/31/00, to be
               repurchased
               at $1,562,279 on 09/01/00, collateralized by
               U.S. Treasury Notes, 6.63%, 07/31/01, with a
               par value of $1,600,000
               (Cost $1,562,000)..............................        1,562,000
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $27,670,262) - 99.30%....................   $   33,762,077
                                                                 --------------
               *Non-income producing

--------------------------------------------------------------------------------

 August 31, 2000           INTERNATIONAL VALUE FUND                    17

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         24.50%                                                  40.72%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                             International          Salomon Bros
                              Value Fund         Primary Mkt Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,877                 11,557
              2/99              12,608                 12,015
              5/99              13,571                 12,598
              8/99              15,582                 13,158
             11/99              18,027                 14,080
              2/00              20,565                 14,227
              5/00              18,984                 14,470
           8/31/00              19,399                 15,350


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $13,237,027
 NAV on 08/31/00: $17.30
 One year total return: 24.50%
 Net expense ratio: 1.04%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with Capital Guardian Trust Co.

How did the Fund perform relative to its benchmark?
Over the one year period ended August 31, 2000, the Fund outperformed the benchmark by 7.84%.

How did market sector perform over the last fiscal year?
World market performance for most of the past year were led by continental European countries, particularly Finland, Sweden, Denmark and France. More recently, however, the pacific region has begun to show signs of recovery particularly in Japan where economic growth is beginning to improve. Non-US markets in aggregate underperformed the US market as the S&P 500 Index returned 16.32% while the MSCI EAFE, Emerging Markets Free, and World ex-US Indexes returned 9.6%, 6.3% and 12.5%, respectively.

What were some of the dominant themes in the portfolio?
TMT or Technology, Media and Telecommunications companies have been the major theme in the portfolio for some time now. This was beneficial through most of the year with the exception of the second quarter of 2000. Fortunately, the portfolio took advantage of some opportunities in the consumer foods and beverages group earlier in the year which dampened the effect of the pull back in technology that occurred in the second quarter.

Top 10 Holdings


   1. Vodafone Group Plc. .....   3.66%
   2. Nokia Oyj................   2.62%
   3. Sony Corp. ..............   2.61%
   4. NEC Corporation..........   2.38%
   5. Tokyo Electron, Limited..   2.12%
   6. Taiwan Semiconductor -
      ADR......................   1.89%
   7. Astrazeneca, Plc. (SEK)..   1.81%
   8. NTT Docomo Inc. .........   1.80%
   9. Lloyds TSB Group, Plc....   1.71%
  10. ASM Lithography Holdings,
      N.V. ....................   1.62%

 Portfolio holdings are subject to change.


What do you see ahead in the markets for the next fiscal year?
With the strong comeback in many of the consumer and financial companies we favored, we are beginning to take profits in these sectors and look at some more reasonable values in the TMT industries. We also plan to remain positioned in European exporters from a variety of industries. The weakness in the euro has allowed exporters to hedge forward their exposure to the dollar and the yen. Should the euro remain range-bound, many of the exporters we favor that already offer double-digit sales growth could show solid earnings results for some time to come.

-------------------------------------------------------------------------------

 18                         INTERNATIONAL VALUE FUND            August 31, 2000

   NUMBER                                                              MARKET
 OF SHARES                                                              VALUE

--------------------------------------------------------------------------------
              SCHEDULE OF INVESTMENTS
              COMMON STOCK - 93.34%
              AEROSPACE/DEFENSE - 0.21%
      4,510   BAE Systems, Plc. ..................................   $    28,020
                                                                     -----------
              AIRLINES - 0.27%
      2,200   British Airways, Plc. ..............................        10,451
      1,000   KLM-Konin Luchtvaart Mij NV.........................        24,952
                                                                     -----------
                                                                          35,403
                                                                     -----------
              APPAREL & PRODUCTS - 0.64%
      1,200   Hagemeyer NV........................................        34,283
      4,000   Li & Fung, Ltd. ....................................        17,437
        700   Societe BIC, S.A. ..................................        32,916
                                                                     -----------
                                                                          84,636
                                                                     -----------
              AUTO - CARS - 2.68%
      1,300   Bayerische Motoren Werke AG.........................        41,945
        600   Daimlerchrysler AG..................................        30,901
        400   Fiat SpA............................................         9,885
      2,670   Fiat SpA Private....................................        40,257
      2,528 * Hyundai Motor Co.(/1/)
              (Cost $25,686 purchased at 09/16/99 & 11/29/99).....        19,153
     10,000   Mitsubishi Motors Corp. ............................        31,883
     13,000   Nissan Motor Co. ...................................        65,341
        450   Peugeot, S.A. ......................................        82,927
      3,000   Suzuki Motor Corp. .................................        31,817
                                                                     -----------
                                                                         354,109
                                                                     -----------
              AUTO - ORIGINAL EQUIPMENT - 0.20%
      2,000   GKN, Plc. ..........................................        26,045
                                                                     -----------
              AUTO - REPLACEMENT PARTS - 0.27%
      1,200   Michelin (CDGE), Class B............................        35,101
                                                                     -----------
              BANKS - OTHER - 7.59%
      4,791   ABN Amro Holding NV.................................       118,910
      4,039   Allied Irish Banks, Plc. ...........................        33,224
     10,407   Austrailia & New Zealand Banking Group, Ltd. .......        78,352
      4,000   Banco Bilboa Vizcaya................................        59,247
      2,500   Bank of Nova Scotia.................................        65,859
        700   Dresdner Bank.......................................        31,520
      4,150   Foreningssparbanken AB..............................        61,789

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
             BANKS - OTHER - Continued
      24,007 Lloyds TSB Group, Plc. ..............................   $   225,998
       3,000 Royal Bank of Scotland...............................        54,257
       5,000 Sakura Bank, Ltd. ...................................        37,228
       4,000 Sanwa Bank...........................................        37,847
       3,200 Svenska Handelsbken..................................        52,901
       1,500 Toronto Dominion Bank................................        42,876
         344 UBS AG...............................................        50,042
       7,473 Westpac Banking Corp. ...............................        54,617
                                                                     -----------
                                                                       1,004,667
                                                                     -----------
             BEVERAGE -
             BREWERS/DISTRIBUTORS - 0.94%
       2,000 Heineken NV..........................................       101,404
         700 Heinekin Holding NV, Class A.........................        23,423
                                                                     -----------
                                                                         124,827
                                                                     -----------
             BEVERAGE - SOFT DRINKS - 0.25%
       1,000 CIA Cervejaria Brahma - ADR..........................        20,750
       1,140 Hellenic Bottling Co. SA.............................        12,412
                                                                     -----------
                                                                          33,162
                                                                     -----------
             BROADCASTING - 1.55%
         600 Canal Plus...........................................        97,806
       2,300 Granada Media, Plc. .................................        21,702
       1,002 News Corp, Ltd. .....................................        13,099
       1,000 Television Francaise.................................        72,773
                                                                     -----------
                                                                         205,380
                                                                     -----------
             BUILDING MATERIALS - 1.42%
         350 Compagnie De Saint - Gobain..........................        46,474
       3,549 CRH, Plc. ...........................................        59,205
          45 Holdrbank Finan Glarus, Class B......................        53,119
         200 Thyssen Krupp AG.....................................         3,049
       1,000 Ushio, Inc. .........................................        25,647
                                                                     -----------
                                                                         187,494
                                                                     -----------
             CHEMICAL - MAJOR - 0.52%
         300 BOC Group, Plc. .....................................         4,369
       4,000 Laporte, Plc. .......................................        28,373
       7,000 Mitsui Chemicals, Inc. ..............................        35,512
                                                                     -----------
                                                                          68,254
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
             CHEMICAL - MISCELLANEOUS - 0.30%
      11,000 Toray Industries, Inc. ..............................   $    40,229
                                                                     -----------
             CONGLOMERATES - 3.39%
      12,109 Broken Hill Proprietary Co. .........................       132,703
       2,000 Granada Compass, Plc. ...............................        24,691
       8,500 Hutchison Whampoa....................................       119,883
         500 LVMH.................................................        38,736
         400 Siemens AG...........................................        64,353
      51,000 Singapore Technology Engineering,
             Ltd. ................................................        68,739
                                                                     -----------
                                                                         449,105
                                                                     -----------
             COSMETICS/TOILETRIES - 0.21%
       1,000 Kao Corp. ...........................................        27,476
                                                                     -----------
             DRUGS - 5.31%
       2,100 Astrazeneca, Plc. ...................................        95,820
       5,324 Astrazeneca, Plc. - (SEK)............................       239,217
         200 Astrazeneca, Plc. - ADR..............................         9,117
       4,000 Chugai Pharmaceutical Co., Ltd. .....................        71,268
         868 DSM NV...............................................        26,467
          80 Novartis AG..........................................       120,923
           4 Roche Holdings AG....................................        35,809
       3,000 Sankyo Co. ..........................................        69,486
       2,000 Shionogi & Co., Ltd. ................................        35,259
                                                                     -----------
                                                                         703,366
                                                                     -----------
             ELECTRIC PRODUCTS -
             MISCELLANEOUS - 3.29%
       5,700 ASM Lithography Holdings, NV ........................       214,882
       5,000 Hitachi, Ltd. .......................................        59,218
       1,000 Siemens Ag...........................................       160,882
                                                                     -----------
                                                                         434,982
                                                                     -----------
             ELECTRICAL EQUIPMENT - 8.97%
         700 Hirose Electric Co., Ltd. ...........................       101,482
      76,000 Johnson Electric Holdings, Ltd. .....................       159,322
       1,000 Murata Manufacturing Co., Ltd. ......................       153,132
      11,000 NEC Corp. ...........................................       314,610
       1,000 Nichicon Corp. ......................................        28,038
         300 Rohm Co., Ltd. ......................................        85,381
       3,100 Sony Corp. ..........................................       345,930
                                                                     -----------
                                                                       1,187,895
                                                                     -----------

--------------------------------------------------------------------------------

 August 31, 2000      INTERNATIONAL VALUE FUND - CONTINUED               19

   NUMBER                                                             MARKET
  OF SHARES                                                            VALUE

-------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT - 2.46%
       1,690   Hon Hai Precision - GDR...........................   $    29,955
         700   Mabuchi Motor Co., Ltd. ..........................        85,399
       1,210 * Samsung Electronics(/1/)
               (Total cost $217,568 purchased from 02/03/00
               through 05/30/00).................................       152,460
       1,000   Taiyo Yuden Co., Ltd. ............................        57,671
                                                                    -----------
                                                                        325,485
                                                                    -----------
               ELECTRONIC INSTRUMENTS - 1.81%
         700   Advantest Corp. ..................................       142,770
         200   Keyence Corp. ....................................        66,392
       8,743   New Dixons Group, Plc. ...........................        30,308
                                                                    -----------
                                                                        239,470
                                                                    -----------
               ENTERTAINMENT - 0.84%
         500   Nintendo Co., Ltd. ...............................        86,459
      10,000   Rank Group, Plc. .................................        24,917
                                                                    -----------
                                                                        111,376
                                                                    -----------
               FINANCE COMPANIES - 0.25%
       2,756   Lend Lease Corp., Ltd. ...........................        32,567
                                                                    -----------
               FINANCIAL SERVICES - 1.32%
         432   Aiful Corp. ......................................        37,268
       3,200   Clarica Life Insurance Co. .......................        78,108
       4,800   Halifax Group, Plc. ..............................        37,749
       1,000 * Shinhan Bank GDR..................................        21,827
                                                                    -----------
                                                                        174,952
                                                                    -----------
               FOODS - 2.12%
       8,600   Cadbury Schweppes, Plc. ..........................        49,957
         500   Carrefour Sa......................................        36,387
         600   Groupe Danone.....................................        81,797
          30   Nestle, S.A. .....................................        64,628
       4,900   Tate & Lyle, Plc. ................................        18,323
       9,369   Tesco, Plc. ......................................        29,479
                                                                    -----------
                                                                        280,571
                                                                    -----------
               HEAVY DUTY TRUCKS/PART - 0.89%
       7,000   Bombardier Inc., Class B..........................       117,155
                                                                    -----------
               HOSPITAL SUPPLIES - 0.81%
       2,200   Sanofi-Synthelabo SA..............................       107,059
                                                                    -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.26%
       5,500   Unilever, Plc. ....................................   $    34,591
                                                                     -----------
               HUMAN RESOURCES - 0.20%
          35   Adecco SA..........................................        26,813
                                                                     -----------
               INFORMATION PROCESSING - 0.01%
         200   PT Multimedia.Com..................................         1,220
                                                                     -----------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.26%
         600   Autonomy Corp., Plc. ..............................        34,050
                                                                     -----------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.60%
       9,738 * Asustek Computer, Inc. ............................        63,784
       1,000   TDK Corp. .........................................       147,787
                                                                     -----------
                                                                         211,571
                                                                     -----------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.21%
         200   Fujitsu Support and Service........................        27,869
                                                                     -----------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 1.03%
       1,000   Creative Technology, Ltd. .........................        21,727
       1,000   Fuji Soft ABC, Inc. ...............................        76,613
         425   Intershop Communications AG........................        38,614
                                                                     -----------
                                                                         136,954
                                                                     -----------
               INSURANCE - CASUALTY - 0.34%
       9,000   Mitsui Marine & Fire Insurance Co., Ltd. ..........        44,814
                                                                     -----------
               INSURANCE - MISCELLANEOUS - 0.42%
          27   Schweizerische Ruckversicherungs...................        55,407
                                                                     -----------
               INSURANCE - MULTILINE - 1.83%
       3,325   AEGON, N.V. .......................................       129,386
         100   Allianz AG Holding.................................        33,683
       1,100   Assicurazioni Generali.............................        33,785
       6,527   Royal & Sun Alliance Insurance Group...............        45,727
                                                                     -----------
                                                                         242,581
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
             LODGING - 0.16%
         500 Accor, S.A. .........................................   $    21,495
                                                                     -----------
             MACHINE TOOLS - 1.07%
       3,000 THK Co., Ltd. .......................................       141,785
                                                                     -----------
             MACHINERY -
             INDUSTRIAL/SPECIALTY - 1.56%
      30,800 Invensys, Plc. ......................................       120,774
      14,000 Mitsubishi Heavy Industries, Ltd. ...................        49,231
       7,400 TI Group, Plc. ......................................        37,146
                                                                     -----------
                                                                         207,151
                                                                     -----------
             MERCHANDISING - DEPARTMENT - 0.18%
       8,000 Mycal Corp. .........................................        23,256
                                                                     -----------
             MERCHANDISING - MASS - 0.43%
       3,000 Jusco Co., Ltd. .....................................        56,405
                                                                     -----------
             METALS - ALUMINUM - 0.63%
       1,000 Alcan Aluminium, Ltd. ...............................        33,031
       1,100 Pechiney, S.A., Class A..............................        50,215
                                                                     -----------
                                                                          83,246
                                                                     -----------
             METALS - MISCELLANEOUS - 0.46%
       3,400 INCO, Ltd. ..........................................        60,597
                                                                     -----------
             METALS - STEEL - 0.27%
       1,700 Pohang Iron & Steel, Ltd. - ADR......................        36,125
                                                                     -----------
             MISCELLANEOUS - 1.30%
       2,130 Bouygues SA..........................................       133,579
       1,200 Metallgesellschaft AG................................        14,370
          12 Societe Generale de Surveillance Holding, S.A. ......        24,102
                                                                     -----------
                                                                         172,051
                                                                     -----------
             OIL - INTEGRATED
             INTERNATIONAL - 2.03%
      18,500 Eni, SpA.............................................       107,737
       2,000 Norsk Hydro ASA......................................        85,956
       8,800 Shell Transport & Trading Co. .......................        75,224
                                                                     -----------
                                                                         268,917
                                                                     -----------

--------------------------------------------------------------------------------

 20                  INTERNATIONAL VALUE FUND - CONTINUED      August 31, 2000

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
             OIL/GAS PRODUCERS - 0.48%
       4,200 Enterprise Oil, Plc. ................................   $    33,550
         200 Total Fina Elf, S.A. ................................        29,623
                                                                     -----------
                                                                          63,173
                                                                     -----------
             PAPER/FOREST PRODUCTS - 0.25%
       1,300 UPM-Kymmene Oyj......................................        32,784
                                                                     -----------
             PHOTOGRAPHY - 1.39%
       6,000 Nikon Corp. .........................................       183,984
                                                                     -----------
             PUBLISHING - NEWS - 2.42%
         900 News Corp., Ltd. - ADR...............................        47,364
       5,400 Reuters Group, Plc. .................................       108,269
       3,000 Singapore Press Holdings, Ltd. ......................        48,277
       3,000 Thomson Corp. .......................................       116,611
                                                                     -----------
                                                                         320,521
                                                                     -----------
             REAL ESTATE - 0.43%
       3,000 Land Securities, Plc. ...............................        35,989
       2,000 Sekisui House, Ltd. .................................        20,293
                                                                     -----------
                                                                          56,282
                                                                     -----------
             REAL ESTATE INVESTMENT TRUSTS - 0.29%
       3,000 Cheung Kong..........................................        39,042
                                                                     -----------
             SEMICONDUCTOR EQUIPMENT - 3.13%
         400 Aixtron..............................................        53,893
       1,200 Infineon Technologies AG - ADR.......................        79,125
       2,000 Tokyo Electron, Ltd. ................................       280,945
                                                                     -----------
                                                                         413,963
                                                                     -----------
             SEMICONDUCTORS - 5.31%
       2,000 Chartered Semiconductor..............................        16,732
       1,000 Fujitsu, Ltd. .......................................        28,976
       2,500 Infineon Technologies AG.............................       165,646
       2,800 STMicroelectronics, N.V. ............................       171,252
       7,165 Taiwan Semiconductor - ADR...........................       250,775
         600 Tokyo Seimitsu Co., Ltd. ............................        70,049
                                                                     -----------
                                                                         703,430
                                                                     -----------

   NUMBER                                                             MARKET
  OF SHARES                                                            VALUE

-------------------------------------------------------------------------------
               TELECOMMUNICATIONS - 7.19%
       9,000   Cable & Wireless Optus, Ltd. .....................   $    24,025
       6,500   Dimension Data Holdings, Plc. ....................        63,885
       5,700   Ericsson LM, Class B..............................       115,069
       1,400   Ericsson LMTEL Co. - ADR, Class B.................        28,700
         200   Mitel Corp. ......................................         4,889
         300   Nokia Corp. - ADR, Class A........................        13,481
       7,940   Nokia Oyj.........................................       347,467
           9   NTT Docomo, Inc. .................................       237,997
       5,786   Pacific Century Cyberworks........................        10,757
       2,900   Portugal Telecom SA...............................        30,127
         500   PT Multimeda - Servicos de Telecommunicacoes e
               Multimedia SGPS SA................................        19,013
         600   Telecel-Comunicacoes Pessoai......................         7,882
         300 * Telefonica S.A. ..................................         5,744
         600   T-Online International AG.........................        15,982
       1,100   United Pan-Europe Communications NV...............        26,823
                                                                    -----------
                                                                        951,841
                                                                    -----------
               TOBACCO - 0.83%
          39   CIE Financ Richemont - UTS, Class A...............       110,402
                                                                    -----------
               UTILITIES - COMMUNICATION - 8.32%
           4   DDI Corp. ........................................        31,507
       1,000   Deutsche Telekom AG...............................        38,558
           4   NTT Corp. ........................................        47,637
         500   Portugal Telecom SA - ADR.........................         5,375
         215   Swisscom AG.......................................        60,949
       1,800   Telecom Italia, SpA...............................        22,082
       5,000   Telecom Italia, SpA - Risp........................        29,650
       4,804   Telefonica S.A. ..................................        91,979
         645   Telefonica S.A. - ADR.............................        36,967
       3,800   Telefonos De Mexico - ADR.........................       206,863
       9,000   TIM, SpA..........................................        44,675
     119,965   Vodafone Group, Plc. .............................       484,810
                                                                    -----------
                                                                      1,101,052
                                                                    -----------
               UTILITIES - ELECTRIC - 0.24%
       1,000   Furukawa Electric Co., Ltd. (The) ................        32,164
                                                                    -----------

   NUMBER                                                             MARKET
  OF SHARES                                                            VALUE

-------------------------------------------------------------------------------
             WATER SERVICES - 0.30%
         500 Vivendi (Ex-Gen Des Eaux)...........................   $    40,774
                                                                    -----------
             TOTAL COMMON STOCK
             (Cost $9,237,919)...................................    12,355,096
                                                                    -----------
      PAR
     VALUE
  -----------
             CORPORATE SHORT-TERM
             REPURCHASE AGREEMENT - 5.97%
             BANKS - OTHER - 5.97%
   $ 791,000 State Street Bank, 6.42%, dated 08/31/00, to be
             repurchased at $791,141 on 09/01/00, collateralized
             by U.S. Treasury Notes, 7.50%, 11/15/01, with a par
             value of $790,000 (Cost $791,000)...................       791,000
                                                                    -----------
             TOTAL INVESTMENTS
             (Cost $10,028,919) - 99.31%.........................   $13,146,096
                                                                    -----------

             * Non-income producing

----
(1) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of these securities was $171,613, representing 1.30% of net assets.

FORWARD CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                           Unrealized
                            Settlement   Face    Market   Appreciation
        Long/Short           Date(s)    Value    Value   (Depreciation)
-----------------------------------------------------------------------
22,088 EUR/31,000 CAD        09/07/00  $ 20,909 $ 19,444    $ (1,465)
217,938 EUR/21,876,575 JPY   10/19/00   203,979  190,790     (13,189)
56,416 EUR/5,407,480 JPY     11/27/00    51,271   50,001      (1,270)
54,087 EUR/5,149,900 JPY     11/29/00    48,808   47,906        (902)
47,249 EUR/63,725 CAD        02/09/01    42,591   41,350      (1,241)
60,442 EUR/93,450 AUD        02/12/01    54,483   54,484           1
60,384 EUR/36,490 GBP        02/12/01    54,430   55,166         736
109,750 EUR/11,401,920 JPY   02/20/01   108,224   96,070     (12,154)
58,000 USD/6,000,390 JPY     02/28/01    58,000   57,908         (92)
                                      ---------------------------------
FORWARD CURRENCY CONTRACTS TOTAL.....  $642,695  613,119    $(29,576)
                                      ---------------------------------

--------------------------------------------------------------------------------

 August 31, 2000       STATE STREET LARGE CAP VALUE FUND               21

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
          7.35%                                                  14.56%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                             State Street
                               Large Cap            Russell 1000
                              Value Fund             Value Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,171                 11,223
              2/99              11,394                 11,533
              5/99              12,514                 12,730
              8/99              12,126                 12,244
             11/99              12,248                 12,398
              2/00              11,113                 11,156
              5/00              12,472                 12,502
           8/31/00              13,018                 12,753



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $11,084,179
 NAV on 08/31/00: $11.60
 One year total return: 7.35%
 Net expense ratio: 0.81%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with State Street Global Advisors

How did the Fund perform relative to its market and its benchmark?
For the year ended August 31, 2000, the Fund returned 7.35% versus the Russell 1000 Value Index, the Fund's benchmark, return of 4.15%--a difference of 320 basis points. The Russell 1000 Value Index is also representative of the investable market for this Fund.

How did the large cap market perform over the past fiscal year?
For the year ended August 31, 2000, the large cap market performed well as represented by the 16.32% and 20.14% returns of the S&P 500 Index and the Russell 1000 Index, respectively. Growth stocks continued to dominate over this period as the Russell 1000 Growth Index outperformed its value counterpart by nearly 30%--the bulk of this came late in 1999 and has since dissipated.

What were some of the dominant themes in the portfolio?
The Fund is designed to reflect the characteristics of the large cap value segment of the market, specifically the Russell 1000 Value Index. To that end the Fund's sector and industry weights as well as its cap are very similar to those of the benchmark. Performance of the Fund was driven by stock selection particularly in the Securities/Asset Management, Other Insurance, Computer Hardware and Semiconductor segments of the market.

Top 10 Holdings


   1. Exxon Mobil Corp. .......  4.58%
   2. Citigroup, Inc. .........  4.53%
   3. SBC Communications,
      Inc. ....................  2.62%
   4. Morgan Stanley Dean
      Witter & Co. ............  2.33%
   5. Johnson & Johnson........  2.32%
   6. American International
      Group, Inc. .............  2.17%
   7. Merck & Co. Inc. ........  2.14%
   8. Bank of America Corp. ...  1.88%
   9. Verizon Communications...  1.75%
  10. FleetBoston Financial
      Corp. ...................  1.69%

 Portfolio holdings are subject to change.


Which portfolio holdings most enhanced the Fund's performance? Specifically, performance was enhanced by holdings of Lehman Brothers, AG Edwards and Bear Stearns within the Securities/Asset Management industry, Loews and PMI Group within Other Insurance, Apple Computer in the Hardware segment and SDL Inc. and National Semiconductor within the Semiconductor industry.

Were there any disappointments in the Fund's portfolio?
Stock selection in the Consumer Cyclicals sector was disappointing especially within the Media, Publishing and Specialty Retail industries.

What do you see ahead in the markets for the next fiscal period?
Over the long term, we believe that there is inherent strength in the U.S. economy based on technological spending and productivity gains. Productivity has traditionally lagged by ten quarters and technological spending has accelerated since 1996. Given our expectation that corporations will continue to commit to technological expenditures, the outlook for productivity gains is positive for the future. This will help corporations absorb margin squeezes and continue to grow their bottom-line earnings.

One key issue to watch, however, is inflationary pressure. If the economy refuses to slow, although there are indications that it is in the process of slowing, further rate hikes may be ordered by the Fed which could impact earnings and equity valuations. It is our belief that this scenario is unlikely.

-------------------------------------------------------------------------------

 22                    STATE STREET LARGE CAP VALUE FUND      August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 98.85%
               AEROSPACE/DEFENSE - 1.77%
       2,500   Boeing Co. .....................................   $      134,062
         800   Northrop Grumman Corp. .........................           62,250
                                                                  --------------
                                                                         196,312
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.55%
       1,600   Whirlpool Corp. ................................           60,800
                                                                  --------------
               AUTO - CARS - 1.18%
       5,418   Ford Motor Co. .................................          131,048
                                                                  --------------
               BANKS - NEW YORK CITY - 0.19%
         400   Bank of New York Co., Inc. .....................           20,974
                                                                  --------------
               BANKS - OTHER - 4.77%
       3,900   Bank of America Corp. ..........................          208,893
       4,400   FleetBoston Financial Corp. ....................          187,825
       2,900   UnionBanCal Corp. ..............................           71,956
       1,400   Wells Fargo Co. ................................           60,463
                                                                  --------------
                                                                         529,137
                                                                  --------------
               BANKS - REGIONAL - 2.36%
       2,000   Chase Manhattan Corp. ..........................          111,749
       1,300   Comerica, Inc. .................................           73,206
       6,100   Hibernia Corp., Class A.........................           76,631
                                                                  --------------
                                                                         261,586
                                                                  --------------
               BEVERAGE - SOFT DRINKS - 1.91%
       2,900   Pepsi Bottling Group, Inc. (The)................           92,074
       2,800   PepsiCo, Inc. ..................................          119,350
                                                                  --------------
                                                                         211,424
                                                                  --------------
               BROADCASTING - 0.49%
         800 * Viacom, Inc., Class B...........................           53,850
                                                                  --------------
               BUILDING MATERIALS - 0.49%
       1,700   USG Corp. ......................................           54,719
                                                                  --------------
               CHEMICAL - MAJOR - 0.42%
       1,033   E.I. du Pont de Nemours and Co. ................           46,356
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 1.73%
       2,400   Eastman Chemical Co. ...........................          103,499
       1,300 * FMC Corp. ......................................           88,156
                                                                  --------------
                                                                         191,655
                                                                  --------------

   NUMBER
 OF SHARES                                                         MARKET VALUE

--------------------------------------------------------------------------------
              CONGLOMERATES - 0.88%
      1,200   Loews Corp. .....................................   $       97,125
                                                                  --------------
              CONSUMER FINANCE - 1.56%
      2,700 * AmeriCredit Corp. ...............................           74,587
      2,800   MBNA Corp. ......................................           98,875
                                                                  --------------
                                                                         173,462
                                                                  --------------
              DRUGS - 3.48%
      2,800   Bristol Myers Squibb Co. ........................          148,399
      3,400   Merck & Co., Inc. ...............................          237,575
                                                                  --------------
                                                                         385,974
                                                                  --------------
              ELECTRONIC EQUIPMENT - 0.53%
      1,000   General Electric Co. ............................           58,688
                                                                  --------------
              ELECTRONIC INSTRUMENTS - 0.38%
      1,050 * Vishay Intertechnology, Inc. ....................           42,328
                                                                  --------------
              ENTERTAINMENT - 1.19%
      3,400   Walt Disney Co.  ................................          132,388
                                                                  --------------
              FINANCIAL SERVICES - 6.05%
        900   American Express Co. ............................           53,212
      8,600   Citigroup, Inc. .................................          502,025
      2,200   Heller Financial, Inc. ..........................           54,725
      2,400 * John Hancock Financial
              Service, Inc. ...................................           60,600
                                                                  --------------
                                                                         670,562
                                                                  --------------
              FOODS - 1.14%
      1,600   McCormick & Co., Inc. ...........................           46,700
      1,600 * Suiza Foods Corp. ...............................           80,000
                                                                  --------------
                                                                         126,700
                                                                  --------------
              GOVERNMENT SPONSORED - 0.81%
        600   Federal Home Loan Mortgage Corp. ................           25,275
      1,200   Federal National Mortgage Association............           64,500
                                                                  --------------
                                                                          89,775
                                                                  --------------
              HEALTHCARE - 3.12%
      1,900 * PacifiCare Health Systems, Inc.,
              Class A..........................................          102,481
      1,300   UnitedHealth Group, Inc. ........................          122,850
      1,400 * Wellpoint Health Networks, Inc. .................          120,838
                                                                  --------------
                                                                         346,169
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               HOSPITAL MANAGEMENT - 0.53%
       1,700   HCA -The Healthcare Company....................   $       58,650
                                                                 --------------
               HOSPITAL SUPPLIES - 2.72%
       1,000   Abbott Laboratories, Inc. .....................           43,750
       2,800   Johnson & Johnson..............................          257,425
                                                                 --------------
                                                                        301,175
                                                                 --------------
               HOUSEHOLD PRODUCTS - 0.72%
       1,300   Procter & Gamble Co. ..........................           80,356
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER HARDWARE -
               1.68%
       2,600 * Apple Computer, Inc. ..........................          158,438
         800   Compaq Computer Corp. .........................           27,250
                                                                 --------------
                                                                        185,688
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SERVICES -
               1.25%
       2,900   First Data Corp. ..............................          138,294
                                                                 --------------
               INFORMATION PROCESSING - COMPUTER SOFTWARE -
               0.28%
       1,200 * Networks Associates, Inc. .....................           31,050
                                                                 --------------
               INFORMATION PROCESSING - DATA SERVICES - 2.06%
         800   Hewlett Packard Co.............................           96,600
       1,000   International Business
               Machines, Corp. ...............................          132,000
                                                                 --------------
                                                                        228,600
                                                                 --------------
               INSURANCE - LIFE - 0.70%
       1,500   AXA Financial, Inc. ...........................           77,625
                                                                 --------------
               INSURANCE - MISCELLANEOUS - 3.13%
       2,200   MGIC Investment Corp. .........................          129,388
       1,700   PMI Group, Inc. ...............................          105,400
       1,800   Radian Group, Inc. ............................          111,825
                                                                 --------------
                                                                        346,613
                                                                 --------------
               INSURANCE - MULTILINE - 3.39%
       2,700   American International Group, Inc. ............          240,638
         800   CIGNA Corp. ...................................           77,800
       2,400   Old Republic International Corp. ..............           57,450
                                                                 --------------
                                                                        375,888
                                                                 --------------

--------------------------------------------------------------------------------

August 31, 2000     STATE STREET LARGE CAP VALUE FUND - CONTINUED       23

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 1.52%
       2,600   Dover Corp. ....................................   $      127,075
         900   Ingersoll-Rand Co. .............................           41,006
                                                                  --------------
                                                                         168,081
                                                                  --------------
               MEDICAL TECHNOLOGY - 0.52%
         300 * Genentech, Inc. ................................           57,150
                                                                  --------------
               MERCHANDISE - SPECIALTY - 2.50%
       1,800 * BJ's Wholesale Club, Inc. ......................           60,975
       2,800   Tiffany & Co. ..................................          116,550
       2,700 * Zale Corp. .....................................           99,731
                                                                  --------------
                                                                         277,256
                                                                  --------------
               MERCHANDISING - FOOD - 0.63%
       3,100 * Kroger Co. .....................................           70,331
                                                                  --------------
               MERCHANDISING - MASS - 1.16%
       3,500   Sears Roebuck and Co. ..........................          109,156
         400   Wal-Mart Stores, Inc. ..........................           18,975
                                                                  --------------
                                                                         128,131
                                                                  --------------
               METALS - MISCELLANEOUS - 0.95%
       5,600   Engelhard Corp. ................................          105,000
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.55%
       2,800   Questar Corp. ..................................           60,725
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 3.25%
         900   Amerada Hess Corp. .............................           61,594
       1,100   Kerr-McGee Corp. ...............................           69,506
       3,400   Occidental Petroleum Corp. .....................           73,525
       1,400   Phillips Petroleum Co. .........................           86,625
       2,500   USX-Marathon Group..............................           68,594
                                                                  --------------
                                                                         359,844
                                                                  --------------
               OIL - INTEGRATED INTERNATIONAL - 5.47%
       1,100   Chevron Corp. ..................................           92,950
       6,220   Exxon Mobil Corp. ..............................          507,708
         100   Texaco, Inc. ...................................            5,150
                                                                  --------------
                                                                         605,808
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 0.61%
       1,400 * Noble Drilling Corp. ...........................           67,900
                                                                  --------------
               OIL/GAS PRODUCERS - 1.38%
       1,400   Helmerich & Payne, Inc. ........................           51,713
       3,600 * Pioneer Natural Resources Corp. ................           49,950

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL/GAS PRODUCERS - Continued
       1,700   Valero Energy Corp. ............................   $       51,213
                                                                  --------------
                                                                         152,876
                                                                  --------------
               PUBLISHING - NEWS - 1.06%
       3,000   New York Times Co., Class A.....................          117,563
                                                                  --------------
               RAILROAD - 0.72%
       2,700   Burlington Northern Santa Fe, Corp. ............           60,413
         500   Union Pacific Corp. ............................           19,875
                                                                  --------------
                                                                          80,288
                                                                  --------------
               RESTAURANTS - 0.19%
         700   McDonald's Corp. ...............................           20,913
                                                                  --------------
               SAVINGS & LOAN - 0.30%
       1,800   Dime Bancorp, Inc. .............................           33,075
                                                                  --------------
               SECURITIES RELATED - 6.32%
         700   A.G. Edwards, Inc. .............................           36,400
       1,100   Bear Stearns Co., Inc. .........................           73,769
         600   J. P. Morgan & Co., Inc. .......................          100,313
         600   Lehman Brothers Holdings, Inc. .................           87,000
       1,000   Merrill Lynch & Co., Inc. ......................          145,000
       2,400   Morgan Stanley Dean Witter & Co. ...............          258,150
                                                                  --------------
                                                                         700,632
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.72%
       1,300 * Novellus Systems, Inc. .........................           80,031
                                                                  --------------
               SEMICONDUCTORS - 2.03%
       2,200 * Cypress Semiconductor Corp. ....................          108,763
       1,200 * Micron Technology, Inc. ........................           98,100
         500   Motorola, Inc. .................................           18,031
                                                                  --------------
                                                                         224,894
                                                                  --------------
               TELECOMMUNICATIONS - 5.47%
       5,506   AT&T Corp. .....................................          173,439
       4,300 * AT&T Corp. - Liberty Media Corp. ...............           91,913
         900 * Qwest Communications
               International, Inc. ............................           46,463
       4,440   Verizon Communications..........................          193,695
       2,750 * Worldcom, Inc. .................................          100,375
                                                                  --------------
                                                                         605,885
                                                                  --------------
               TEXTILE - PRODUCTS - 1.19%
       6,400   Shaw Industries, Inc. ..........................           79,600
       2,300   V. F. Corp. ....................................           52,613
                                                                  --------------
                                                                         132,213
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
             TOBACCO - 1.12%
       4,200 Philip Morris Companies, Inc. ...................   $      124,425
                                                                 --------------
             UTILITIES - COMMUNICATION - 4.17%
       4,600 BellSouth Corp. .................................          171,638
       6,963 SBC Communications, Inc. ........................          290,705
                                                                 --------------
                                                                        462,343
                                                                 --------------
             UTILITIES - ELECTRIC - 3.92%
       2,300 Entergy Corp. ...................................           70,006
       2,700 FirstEnergy Corp. ...............................           66,825
       1,300 FPL Group, Inc. .................................           69,388
       2,700 PG&E Corp. ......................................           78,131
       2,200 PPL Corp. .......................................           73,700
       2,100 Public Service Enterprise
             Group, Inc. .....................................           76,125
                                                                 --------------
                                                                        434,175
                                                                 --------------
             UTILITIES -
             GAS, DISTRIBUTION - 1.08%
       1,800 Keyspan Corp. ...................................           61,988
       1,100 National Fuel Gas Co. ...........................           57,681
                                                                 --------------
                                                                        119,669
                                                                 --------------
             UTILITIES - GAS, PIPELINE - 0.56%
       3,200 Sempra Energy....................................           62,400
                                                                 --------------
             TOTAL COMMON STOCK
             (Cost $10,011,545)...............................       10,956,579
                                                                 --------------
     PAR
    VALUE
 -----------

             CORPORATE SHORT-TERM
             REPURCHASE AGREEMENT - 1.67%
             BANKS - OTHER - 1.67%
   $ 185,000 State Street Bank,
             6.42%, dated 08/31/00, to be repurchased at
             $185,033 on 09/01/00, collateralized by U.S.
             Treasury Notes, 6.63%, 07/31/01, with a par value
             of $190,000 (Cost $185,000)......................          185,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $10,196,545) - 100.52%.....................   $   11,141,579
                                                                 --------------
             *Non-income producing

--------------------------------------------------------------------------------

 24                   NEUBERGER BERMAN MID CAP VALUE FUND      August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         29.31%                                                  33.57%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                            Neuberger Berman
                                Mid Cap            Russell Mid Cap
                              Value Fund             Value Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,719                 10,979
              2/99              12,094                 10,806
              5/99              14,146                 12,049
              8/99              13,560                 11,471
             11/99              13,334                 11,006
              2/00              14,555                 10,180
              5/00              15,732                 11,657
           8/31/00              17,534                 12,189



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $17,410,695
 NAV on 08/31/00: $13.54
 One year total return: 29.31%
 Net expense ratio: 1.05%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with Neuberger Berman

How did the Fund perform relative to its market and its benchmark?
The Fund returned 29.31% for the one-year period ending August 31, 2000. It outperformed its benchmark, the Russell Mid Cap Value index, by an outstanding 23.05%.

How did the mid-cap market perform over the past fiscal year?
The mid-cap arena performed well for the one-year period ending August 31st. After a period of time in which large-cap stocks dominated, mid-caps demonstrated their worth and in fact, surpassed their large-cap brethren. Among mid-cap stocks, growth-oriented shares were generally the standouts in the first part of the one-year period, while value stocks gained strength in the latter segment.

What were some of the dominant themes in the portfolio?
The following were a few dominant themes:

a.) Technology had the most favorable impact on the portfolio's total return contributing 971 basis points. Technology is not exclusive to growth funds; the portfolio managers were able to find attractive values during the period and were overweight it versus the Russell Mid Cap Value index.

b.) While the portfolio managers mainly select stocks using a bottom-up approach, they did trim back the portfolio's position in Financials as the Federal Reserve began its stint of interest rate increases. The allocation was then increased, as the market became confident that the tightening cycle was nearing an end. This tactic served the fund well, as did strong stock selection within the sector. Financials added 753 basis points to the portfolio's total return.

c.) Energy holdings had an impact of 491 basis points on total return. The fund held some strong performers and was slightly overweight the sector versus its comparative index.

d.) The fund was roughly evenly-weighted in Consumer Cyclicals versus the index, yet experienced far superior returns (21.54% vs. -15.68%). The sector contributed 270 basis points to the portfolio's total return.

Top 10 Holdings


   1. Unicom Corp. ............   2.47%
   2. MetLife, Inc. ...........   2.19%
   3. General Dynamics Corp. ..   2.10%
   4. ChoicePoint Inc. ........   2.05%
   5. XL Capital, Ltd. ........   1.74%
   6. A.H. Belo Corp. .........   1.72%
   7. AES Corp. ...............   1.72%
   8. Tenet Healthcare Corp. ..   1.67%
   9. FMC Corp. ...............   1.48%
  10. Southwest Airlines Co. ..   1.46%

 Portfolio holdings are subject to change.


Which portfolio holdings most enhanced the Fund's performance?
The top performer in terms of contribution to the portfolio's total return was General Motors Class H, also known as Hughes Electronics. This satellite producer and communication services provider returned 92.49% in the one-year period ending 8-31-00 and added 187 basis points to total return. Comdisco also made a positive contribution to total return. This company, which started out leasing mainframe computers, has since expanded out into several business segments and has thereby decreased the risk profile of the leasing business. The portfolio managers like Comdisco's data storage / disaster recovery segment, its plans to expand into the Web-hosting business, and its practice of leasing equipment to financed start-up companies, in return for which it receives warrants. Anadarko Petroleum and Transocean Sedco Forex were two Energy holdings that did quite well. Anadarko Petroleum acquired Union Pacific Resources earlier this year in a deal the portfolio managers saw as an opportunity to add Union Pacific's expansive underdeveloped acreage to Anadarko's strong history of locating oil and gas. The deal came to be well received by investors and contributed to Anadarko's 107.23% one-year surge. Transocean Sedco Forex also did well, with a 77.05% return due in part to the resurgence in deep water drilling. Property and casualty insurer, ACE Limited delivered a return of 67.71% and had an impact of 122 basis points on the portfolio's total return. Dynegy, a provider of energy products and services in North America and the UK, added 93.44% to its stock price and 148 basis points to the fund's total return. Another contributor emerging from the Utility sector was power-generating facilities operator AES Corp.

Disappointments in the Fund's portfolio?
Basic Materials was the sector that had the least favorable impact; holdings detracted 343 basis points from the portfolio's total return. W.R. Grace, which is one of the world's largest producers of specialty chemicals, lost 35.71% and took away 92 basis points from total return. AK Steel Holding Corp. had a negative impact of 82 basis points while Smurfit-Stone Container Corp. detracted 63 basis points. Lear Corp. and Galileo International were two poor performers in what was otherwise a solid Consumer Cyclical sector. Lear supplies automotive interior systems and Galileo provides travel services using computerized systems. The holdings were the portfolio's bottom two performers as relates to their contribution to total return.

What do you see ahead in the markets for the next fiscal period?
The portfolio managers are optimistic about the outlook for mid-cap stocks as well as for value-oriented investments. They feel that value has never been more important than it is today; especially in light of the readjustments in valuations that have occurred since the spring. Rationality has reentered the marketplace, which now again places greatest emphasis on sustainability of earnings and earnings growth.

Market breadth has broadened, and mid-cap performance has demonstrated that exceptional performance is not exclusive to large-cap issues. Technology is no longer the dominant sector experiencing solid returns; more sectors and stocks are making positive contributions. Even though some mid-caps have enjoyed a solid run-up lately, good values continue to exist in the marketplace.

On a sector level, the managers believe that it will be essential to be cautious in areas such as Energy. Oil prices may decline after increasing so much this year; yet on the other hand, the upcoming earnings of companies within this sector could be powerful. So although their fundamentals are strong, many Energy stocks have already appreciated a great deal. The portfolio managers also believe that selectivity is warranted in the Basic Materials sector, which although could benefit from a soft landing, might be further damaged by a hard landing or by investor fear of one.

Although the economy is still strong, it is showing signs of slowing and investors are beginning to believe that the Fed has successfully engineered a soft landing. As always, questions remain that need to be answered and the market will assuredly continue to be an ever-changing place. Despite this, the portfolio managers feel that their diversified portfolio will fare well in this mercurial environment.

-------------------------------------------------------------------------------

 August 31, 2000      NEUBERGER BERMAN MID CAP VALUE FUND                  25

   NUMBER                                                              MARKET
 OF SHARES                                                              VALUE

--------------------------------------------------------------------------------
              SCHEDULE OF INVESTMENTS
              COMMON STOCK - 94.58%
              ADVERTISING - 0.56%
      1,400 * TMP Worldwide, Inc. ................................   $    96,863
                                                                     -----------
              AEROSPACE/DEFENSE - 3.35%
      8,700   Crane Co. ..........................................       218,587
      5,800   General Dynamics Corp. .............................       365,038
                                                                     -----------
                                                                         583,625
                                                                     -----------
              AIRLINES - 1.46%
     11,200   Southwest Airlines Co. .............................       253,400
                                                                     -----------
              AUTO - CARS - 0.93%
      4,900 * General Motors Corp., Class H.......................       162,313
                                                                     -----------
              AUTO - ORIGINAL EQUIPMENT - 2.01%
      2,400   Danaher Corp. ......................................       134,850
     10,000 * Lear Corp. .........................................       215,625
                                                                     -----------
                                                                         350,475
                                                                     -----------
              AUTO - REPLACEMENT PARTS - 1.04%
      1,100 * SPX Corp. ..........................................       180,400
                                                                     -----------
              BANKS - OTHER - 0.99%
      1,500   Providian Financial Corp. ..........................       172,406
                                                                     -----------
              BANKS - REGIONAL - 1.11%
        400   M&T Bank Corp. .....................................       193,875
                                                                     -----------
              BROADCASTING - 2.44%
     15,700   A.H. Belo Corp. ....................................       300,262
      3,800 * Emmis Communications Corp., Class A.................       124,688
                                                                     -----------
                                                                         424,950
                                                                     -----------
              CHEMICAL - MISCELLANEOUS - 2.73%
      3,800 * FMC Corp. ..........................................       257,688
      4,900   Praxair, Inc. ......................................       216,825
                                                                     -----------
                                                                         474,513
                                                                     -----------
              COMMERCIAL SERVICES - 1.33%
      6,800 * Iron Mountian, Inc. ................................       232,050
                                                                     -----------
              CONTAINERS - PAPER - 0.77%
      2,600 * Sealed Air Corp. ...................................       133,413
                                                                     -----------

   NUMBER                                                              MARKET
 OF SHARES                                                              VALUE

--------------------------------------------------------------------------------
              DRUGS - 2.29%
      7,700 * Charles River Laboratories International, Inc. .....   $   211,269
      5,400 * IVAX Corp. .........................................       186,975
                                                                     -----------
                                                                         398,244
                                                                     -----------
              ELECTRONIC EQUIPMENT - 1.10%
      5,100 * Cabletron Systems, Inc. ............................       190,931
                                                                     -----------
              ELECTRONIC INSTRUMENTS - 0.67%
      1,400 * Flextronics International, Ltd. (Singapore).........       116,638
                                                                     -----------
              FINANCE COMPANIES - 1.27%
      4,600   Household International, Inc. ......................       220,800
                                                                     -----------
              FINANCIAL SERVICES - 2.11%
      3,700   Countrywide Credit Industries, Inc. ................       140,138
      9,000 * John Hancock Financial Services, Inc. ..............       227,250
                                                                     -----------
                                                                         367,388
                                                                     -----------
              FOODS - 1.84%
      4,200   Hershey Foods Corp. ................................       179,287
      1,900   WM. Wrigley Jr. Co. ................................       140,719
                                                                     -----------
                                                                         320,006
                                                                     -----------
              HEALTHCARE - 3.65%
      8,400 * Edwards LIfesciences Corp. .........................       220,500
      4,400 * Oxford Health Plans, Inc. ..........................       134,200
      5,500 * VISX, Inc. .........................................       151,594
      1,500 * Wellpoint Health Networks, Inc. ....................       129,469
                                                                     -----------
                                                                         635,763
                                                                     -----------
              HEAVY DUTY TRUCKS/PARTS - 0.69%
      1,800   Eaton Corp. ........................................       119,475
                                                                     -----------
              HOSPITAL MANAGEMENT - 1.67%
      9,400   Tenet Healthcare Corp. .............................       291,400
                                                                     -----------
              HOSPITAL SUPPLIES - 3.00%
      1,800   Beckman Coulter, Inc. ..............................       137,025
      3,600   C.R. Bard, Inc. ....................................       175,725
      3,200   DENTSPLY International, Inc. .......................       106,800
      2,300   Stryker Corp. ......................................       103,069
                                                                     -----------
                                                                         522,619
                                                                     -----------

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING - 2.05%
       7,600 * ChoicePoint, Inc. .................................   $   356,250
                                                                     -----------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 1.05%
       8,300 * Citrix Systems, Inc. ..............................       182,600
                                                                     -----------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 2.61%
       4,100 * Apple Computer, Inc. ..............................       249,844
       3,000 * Gateway, Inc. .....................................       204,300
                                                                     -----------
                                                                         454,144
                                                                     -----------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 2.21%
       7,100 * Ceridian Corp. ....................................       171,731
       5,900 * SunGard Data Systems, Inc. ........................       212,400
                                                                     -----------
                                                                         384,131
                                                                     -----------
               INFORMATION PROCESSING - CONSUMER SOFTWARE - 1.44%
       4,200 * Intuit, Inc. ......................................       251,475
                                                                     -----------
               INFORMATION PROCESSING -
               DATA SERVICES - 1.77%
       7,200   Comdisco, Inc. ....................................       172,800
       2,500 * Fiserv, Inc. ......................................       135,469
                                                                     -----------
                                                                         308,269
                                                                     -----------
               INFORMATION PROCESSING - NETWORKING - 0.87%
       9,100   3Com Corp. ........................................       151,288
                                                                     -----------
               INSURANCE - CASUALTY - 1.45%
       7,200   Ace, Ltd. .........................................       252,900
                                                                     -----------
               INSURANCE - LIFE - 3.59%
      15,700 * MetLife, Inc. .....................................       381,706
       6,100   Nationwide Financial Services, Inc., Class A.......       243,238
                                                                     -----------
                                                                         624,944
                                                                     -----------
               INSURANCE - MISCELLANEOUS - 2.06%
       3,300   AMBAC Financial Group, Inc. .......................       213,263
       2,200   MBIA, Inc .........................................       144,650
                                                                     -----------
                                                                         357,913
                                                                     -----------

--------------------------------------------------------------------------------

 26            NEUBERGER BERMAN MID CAP VALUE FUND - CONTINUED  August 31, 2000

   NUMBER                                                              MARKET
 OF SHARES                                                              VALUE

--------------------------------------------------------------------------------
              INSURANCE - MULTILINE - 2.83%
      5,100   Aon Corp. ..........................................   $   190,294
      4,400   XL Capital, Ltd. ...................................       303,325
                                                                     -----------
                                                                         493,619
                                                                     -----------
              LODGING - 0.64%
      3,500   Starwood Hotels & Resorts Worldwide, Inc. ..........       112,000
                                                                     -----------
              MACHINERY -
              CONSTRUCTION & CONTRACTS - 1.06%
      6,700   Lennar Corp. .......................................       185,088
                                                                     -----------
              MACHINERY -
              INDUSTRIAL/SPECIALTY - 0.98%
      3,700 * American Standard Companies, Inc. ..................       171,356
                                                                     -----------
              MERCHANDISE - SPECIALTY - 1.36%
      9,700 * Consolidated Stores Corp. ..........................       132,162
      2,500   Tiffany & Co. ......................................       104,063
                                                                     -----------
                                                                         236,225
                                                                     -----------
              MERCHANDISING - FOOD - 1.42%
     10,900 * Kroger Co. .........................................       247,294
                                                                     -----------
              METALS - MISCELLANEOUS - 0.80%
      7,400   Engelhard Corp. ....................................       138,750
                                                                     -----------
              NATURAL GAS - DIVERSIFIED - 2.12%
      2,800   Coastal Corp. ......................................       192,850
      4,800   Kinder Morgan, Inc. ................................       176,700
                                                                     -----------
                                                                         369,550
                                                                     -----------
              OIL - INTEGRATED DOMESTIC - 2.12%
        800   Amerada Hess Corp. .................................        54,750
      4,000   EOG Resources, Inc. ................................       153,000
      5,900   USX - Marathon Group................................       161,880
                                                                     -----------
                                                                         369,630
                                                                     -----------
              OIL - SERVICE - PRODUCTS - 1.00%
     3,600 *  Noble Drilling Corp. ...............................       174,599
                                                                     -----------

   NUMBER                                                              MARKET
 OF SHARES                                                              VALUE

--------------------------------------------------------------------------------
              OIL/GAS PRODUCERS - 4.59%
      3,200   Anadarko Petroleum Corp. ...........................   $   210,464
      2,500   Apache Corp. .......................................       157,500
     16,200 * Gulf Canada Resources Ltd. (Canada).................        90,113
      2,800   Transocean Sedco Forex, Inc. .......................       167,300
      4,400   Santa Fe International Corp. .......................       172,974
                                                                     -----------
                                                                         798,351
                                                                     -----------
              POLLUTION CONTROL - 0.92%
     10,900 * Republic Services, Inc., Class A....................       159,413
                                                                     -----------
              PUBLISHING - NEWS - 1.25%
      4,300   Scripps Co. ........................................       217,956
                                                                     -----------
              PUBLISHING/PRINTING - 1.40%
      7,400   Dun & Bradstreet Corp. .............................       244,200
                                                                     -----------
              REAL ESTATE INVESTMENT TRUSTS - 4.40%
      4,900   Boston Properties, Inc. ............................       198,143
      9,900   Indymac Mortgage Holdings, Inc. ....................       167,063
      3,000   Spieker Properties, Inc. ...........................       163,875
      6,400   Vornado Realty Trust................................       236,799
                                                                     -----------
                                                                         765,880
                                                                     -----------
              RESTAURANTS - 0.43%
      2,600 * Tricon Global Restaurants, Inc. ....................        75,725
                                                                     -----------
              SECURITIES RELATED - 2.05%
      1,800   Bear Stearns Co., Inc. .............................       120,713
      3,400   Franklin Resources, Inc. ...........................       129,200
      2,800   Charles Schwab Corp. ...............................       106,924
                                                                     -----------
                                                                         356,837
                                                                     -----------
              SEMICONDUCTORS - 1.02%
      9,000 * Energizer Holdings, Inc. ...........................       177,750
                                                                     -----------
              TELECOMMUNICATIONS - 1.80%
      5,100 * American Tower Corp., Class A.......................       185,194
      5,500 * Spectrasite Holdings, Inc. .........................       128,905
                                                                     -----------
                                                                         314,099
                                                                     -----------

   NUMBER                                                              MARKET
 OF SHARES                                                              VALUE

--------------------------------------------------------------------------------
              UTILITIES - ELECTRIC - 6.28%
      4,700 * AES Corp. ..........................................   $   299,625
      3,200   DPL, Inc. ..........................................        87,400
      3,674   Dynegy, Inc. .......................................       165,330
      4,900   Northeast Utilities.................................       111,475
      9,400   Unicom Corp. .......................................       429,462
                                                                     -----------
                                                                       1,093,292
                                                                     -----------
              TOTAL COMMON STOCK
              (Cost $14,435,544)..................................    16,467,075
                                                                     -----------
    PAR
   VALUE
 ----------
              CORPORATE SHORT-TERM
              REPURCHASE AGREEMENT - 6.05%
              BANKS - OTHER - 6.05%
 $1,054,000   State Street Bank, 6.42%, dated
              08/31/00, to be repurchased
              at $1,054,188 on 09/01/00,
              collateralized by U.S. Treasury
              Notes, 6.63%, 07/31/01, with
              a par value of $1,080,000
              (Cost $1,054,000)...................................     1,054,000
                                                                     -----------
              TOTAL INVESTMENTS
              (Cost $15,489,544) - 100.63%........................   $17,521,075
                                                                     -----------
              * Non-income producing

--------------------------------------------------------------------------------

 August 31, 2000             SMALL CAP VALUE FUND                       27

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         17.53%                                                  10.68%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               Small Cap            Russell 2000
                               Value Fund            Value Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,959                 10,611
              2/99               9,984                  9,965
              5/99              10,538                 11,116
              8/99              10,361                 10,834
             11/99              10,179                 10,459
              2/00              10,779                 11,140
              5/00              11,130                 11,087
           8/31/00              12,176                 12,318



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $5,420,728
 NAV on 08/31/00: $11.73
 One year total return: 17.53%
 Net expense ratio: 0.98%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Kathryn Magg Vorisek, Fiduciary Management Associates, Inc.

How did the Fund perform relative to its benchmark?
For the fiscal year ended August 31, 2000, the Fund gained 17.53%, outperforming the Russell 2000 Value Index return of 13.70%. The strongest sectors of the market included health care, technology, energy and producer durables. While these four sectors represent approximately 25% of the Russell Value Index, they represented the Index's entire gain. The Fund was overweight each of these segments except for the producer durables segment, which was slightly underweight.

Which portfolio holdings most enhanced the Fund's performance?
The Fund's strongest segments included health care, technology, energy, financial services and producer durables. While technology, healthcare and producer durables posted strong returns along with the market, financial services and energy yielded results superior to the markets returns. Financial services benefited from strong stock selection among fee-based financial services firms rather than spread-based credit sensitive firms in a rising rate environment. The energy segment benefited due to its strong stock selection among offshore drillers rather than E&P companies as energy prices increased throughout the year. The Fund also benefited from the acquisition of the following firms: US Trust, National Computer Systems and Bank United.

Top 10 Holdings


   1. FirstFed Financial
      Corp. ...................   1.51%
   2. Cullen/Frost Bankers,
      Inc. ....................   1.45%
   3. Bank United Corp. .......   1.43%
   4. American Financial
      Holdings, Inc. ..........   1.35%
   5. MDU Resources Group,
      Inc. ....................   1.33%
   6. Invacare Corp. ..........   1.26%
   7. StanCorp Financial Group,
      Inc. ....................   1.23%
   8. Metris Companies, Inc. ..   1.19%
   9. Washington Federal,
      Inc. ....................   1.15%
  10. Texas Regional Bancshares,
      Inc., Class A............   1.12%

 Portfolio holdings are subject to change.


What do you see ahead in the markets for the next fiscal year?
Over the next fiscal year, the economy will likely respond to the Federal Reserve's previous interest rates hikes by slowing to a growth rate of 3/4%. As a result, the Federal Reserve will not continue to raise interest rates and corporate earnings will slow. Energy prices are likely to remain at high levels over the next few quarters as we enter higher consumption quarters with low inventories. Therefore, the Fund will continue to emphasize financial services, energy and health care stocks.

-------------------------------------------------------------------------------

 28                           SMALL CAP VALUE FUND              August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 92.83%
               ADVERTISING - 0.12%
          50 * ADVO, Inc. .....................................   $        2,047
         218 * HA-LO Industries, Inc. .........................            1,090
          30 * Modem Media, Inc. ..............................              317
          97   Penton Media, Inc. .............................            3,037
                                                                  --------------
                                                                           6,491
                                                                  --------------
               AEROSPACE/DEFENSE - 1.06%
         477 * Alliant Techsystems, Inc. ......................           36,759
          35 * Armor Holdings, Inc. ...........................              595
          27   Curtiss-Wright Corp. ...........................            1,227
         182   Gencorp, Inc. ..................................            1,331
          44   HEICO Corp. ....................................              682
         238   Lockheed Martin Corp. ..........................            6,753
          40 * Moog, Inc. .....................................            1,300
          72 * Orbital Sciences Corp. .........................              644
          51   Primex Technologies, Inc. ......................            1,237
          33 * Sequa Corp., Class A............................            1,526
         154   Teleflex, Inc. .................................            5,486
                                                                  --------------
                                                                          57,540
                                                                  --------------
               AIRLINES - 1.00%
         150 * Airtran Holdings, Inc. .........................              618
       1,734 * Alaska Air Group, Inc. .........................           45,084
         192 * American West Holdings Corp.,
               Class B.........................................            2,808
          75   Circle International Group, Inc. ...............            2,686
          94 * Mesa Airlines, Inc. ............................              523
          61 * Mesaba Holdings, Inc. ..........................              663
          76 * Midwest Express Holdings, Inc. .................            1,720
                                                                  --------------
                                                                          54,102
                                                                  --------------
               APPAREL & PRODUCTS - 1.40%
       1,361 * Ann Taylor Stores Corp. ........................           48,996
          99   Brown Shoe Company, Inc. .......................            1,064
          44 * Buckle, Inc. ...................................              575
          74   Cato Corp., Class A.............................              916
          69   Claire's Stores, Inc. ..........................            1,358
          81 * Dress Barn, Inc. ...............................            1,726
          88 * Footstar, Inc. .................................            2,618
          48   Fred's, Inc. ...................................            1,152
         134   Kellwood Co. ...................................            2,144

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               APPAREL & PRODUCTS - Continued
          64 * Men's Wearhouse, Inc. ..........................   $        1,952
         156 * Nautica Enterprises, Inc. ......................            1,843
          20 * Oakley, Inc. ...................................              339
         114   Phillips-Van Heusen Corp. ......................            1,040
         280 * Polo Ralph Lauren Corp. ........................            5,425
          71 * Quicksilver, Inc. ..............................            1,056
          28   Tanger Factory Outlet Centers, Inc. ............              590
          84 * Value City Department Stores, Inc. .............              756
         290   Warnaco Group Inc., Class A.....................            1,450
          50 * Wilson's The Leather Experts, Inc. .............            1,019
                                                                  --------------
                                                                          76,019
                                                                  --------------
               APPLIANCES/FURNISHINGS - 0.52%
          95   Aaron Rents, Inc. ..............................            1,305
         125 * Applica, Inc. ..................................            1,296
         141   Ethan Allen Interiors, Inc. ....................            3,798
         246 * Furniture Brands International, Inc. ...........            3,967
         108 * Griffon Corp. ..................................              837
          88   Haverty Furniture Companies, Inc. ..............            1,018
         171   Kimball International, Inc., Class B............            2,907
         172   Lancaster Colony Corp. .........................            3,967
         284   La-Z-Boy Chair Co. .............................            4,562
         307 * Metromedia International Group, Inc. ...........            1,209
          25   National Presto Industries, Inc. ...............              761
         100   O'Sullivan Industries Holdings, Inc. ...........               50
          67   Oneida, Ltd. ...................................              921
          60   SLI, Inc. ......................................              578
         419 * Sunbeam Corp. ..................................              812
                                                                  --------------
                                                                          27,988
                                                                  --------------
               AUTO - CARS - 0.14%
         112 * Avis Group Holdings, Inc. ......................            3,443
          61 * Group 1 Automotive, Inc. .......................              671
          65   Oshkosh Truck Corp., Class B....................            2,308
          26 * Rent-A-Center, Inc. ............................              856
          31 * United Auto Group, Inc. ........................              262
                                                                  --------------
                                                                           7,540
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               AUTO - ORIGINAL EQUIPMENT - 0.82%
         152 * Allen Telecom, Inc. ............................   $        3,030
          43 * American Axle & Manufacturing Holdings, Inc. ...              617
         200   ArvinMeritor, Inc. .............................            3,300
         136   Carlisle Companies, Inc. .......................            6,231
         116 * Delco Remy International, Inc. .................              914
         122   Donaldson Co., Inc. ............................            2,577
         384   Federal-Mogul Corp. ............................            3,960
          89 * Hayes Lemmerz International, Inc. ..............            1,146
         360 * Lear Corp. .....................................            7,763
         253   Mark IV Industries, Inc. .......................            5,661
         121   Modine Manufacturing Co. .......................            3,403
         102   Superior Industries International, Inc. ........            3,309
         219 * Tower Automotive, Inc. .........................            2,491
                                                                  --------------
                                                                          44,402
                                                                  --------------
               AUTO - REPLACEMENT PARTS - 0.32%
         258 * Collins & Aikman Corp. .........................            1,339
         350   Cooper Tire & Rubber Co. .......................            4,222
          66 * Dura Automotive System, Inc. ...................              710
         164   Kaydon Corp. ...................................            3,618
          89   Myers Industries, Inc. .........................            1,247
         133 * O'Reilly Automotive, Inc. ......................            2,028
         255   Pep Boys-Manny, Moe & Jack......................            1,498
         115   Smith, A.O. Corp. ..............................            1,811
          65 * Sonic Automotive, Inc. .........................              687
                                                                  --------------
                                                                          17,160
                                                                  --------------
               BANKS - OTHER - 0.50%
          46   Alabama National Bancorp........................              887
          62   First Bancorp/Puerto Rico.......................            1,209
          63   First Merchants Corp. ..........................            1,406
         276   Husdon United Bancorp...........................            6,952
          58   Irwin Financial Corp. ..........................              859
          56 * Net.B@nk, Inc. .................................              637
          86   Premier National Bancorp, Inc. .................            1,742
          55   R&G Financial Co. ..............................              571
         265   Republic Security Financial Co..................            1,143
         421   Sky Financial Group, Inc. ......................            7,368
         100   Sterling Bancshares, Inc. ......................            1,417
          44   UCBH Holdings, Inc. ............................            1,331
         150   W Holding Company, Inc. ........................            1,416
                                                                  --------------
                                                                          26,938
                                                                  --------------

--------------------------------------------------------------------------------

 August 31, 2000        SMALL CAP VALUE FUND - CONTINUED                29

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               BANKS - REGIONAL - 10.00%
          63   1st Source Corp. ..............................   $        1,174
         147   AMCORE Financial, Inc. ........................            2,656
         122   Anchor BanCorp Wisconsin, Inc. ................            1,991
          51   Area Bancshares Corp. .........................            1,148
          22   BancFirst Corp. ...............................              700
         306   BancorpSouth, Inc. ............................            4,475
          59   Bank of Granite Corp. .........................            1,350
       1,727   Bank United Corp. .............................           77,715
          57 * BOK Financial Corp. ...........................            1,019
          78   Brenton Banks, Inc. ...........................              954
          50   BSB Bancorp, Inc. .............................            1,100
          91   BT Financial Corp. ............................            1,638
          22   Capital City Bank Group, Inc. .................              440
          35   Cathay Bancorp, Inc. ..........................            1,746
          61   Century South Banks, Inc. .....................            1,334
          76   Chemical Financial Corp. ......................            1,634
         259   Citizens Banking Corp. ........................            5,957
          42   CityBank.......................................            1,202
         524   Colonial BancGroup, Inc. ......................            5,109
          72   Commerce Bancorp, Inc. ........................            3,722
         307   Commercial Federal Corp. ......................            5,545
         274   Community First Bankshares.....................            4,932
          50   Corus Bankshares, Inc. ........................            1,650
         100   CPB, Inc. .....................................            2,588
       2,544   Cullen/Frost Bankers, Inc. ....................           78,864
          23   CVB Financial Corp. ...........................              368
       2,822   East West Bancorp..............................           48,150
         135   F&M National Corp. ............................            3,291
          35   Farmers Capital Bank Corp. ....................            1,264
         299   First American Corp., Class A..................            4,934
         171   First Charter Corp. ...........................            2,747
          32   First Citizens BancShares, Inc., Class A.......            2,106
         297   First Commonwealth Financial...................            2,840
          81   First Federal Capital Corp. ...................              937
         152   First Financial Bancorp........................            2,565
          54   First Financial Bankshares.....................            1,728
          37   First Financial Corp. .........................            1,147
         202   First Midwest Bancorp, Inc. ...................            5,214
          67   First Niagara Financial Group..................              647
         138   First United Bancshares, Inc. .................            2,243
         119   FNB Corp. .....................................            2,624
         130 * Friedman, Billings, Ramsey Group, Inc.,
               Class A........................................              967
          74   Frontier Financial Corp. ......................            1,425

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BANKS - REGIONAL - Continued
         247   Fulton Financial Corp. .........................   $        5,187
          32   GBC Bancorp.....................................            1,212
         150   Gold Bank Corp., Inc. ..........................              804
         800   Greater Bay Bancorp.............................           49,600
         124   Harbor Florida Bancshares.......................            1,480
          48   Harleysville National Corp. ....................            1,446
          44   Harris Financial, Inc. .........................              336
       2,162 * Imperial Bancorp................................           47,024
         364   Independence Community Bank.....................            4,937
          95   Integra Bank Corp. .............................            1,829
          73   International Bancshares Corp. .................            2,240
          75   InterWest Bancorp, Inc. ........................              994
          61   Mid State Bancshares............................            1,815
          46   Midamerica Bancorp..............................            1,196
          32   Mississippi Valley Bancshares, Inc. ............              816
          30   National Penn Bancshares, Inc. .................              608
          82   NBT Bancorp, Inc. ..............................              933
         177 * Ocwen Financial Corp. ..........................            1,007
          48   Omega Financial Corp. ..........................            1,332
          72   PFF Bancorp, Inc. ..............................            1,440
         119   Provident Financial Group.......................            3,131
         104   Riggs National Corp. ...........................            1,242
         345   Roslyn Bancorp, Inc. ...........................            6,835
         135   S&T Bancorp, Inc. ..............................            2,664
          52   Sandy Spring Bancorp, Inc. .....................            1,131
          45   Santander Bancorp...............................              529
          64 * Silicon Valley Bancshares.......................            3,688
         234   South Financial Group, Inc. ....................            3,042
          97 * Southwest Bancorporation of Texas...............            2,819
         214   Susquehanna Bancshares, Inc. ...................            3,063
       2,371   Texas Regional Bancshares, Inc., Class A........           60,461
          50   Three Rivers Bancorp............................              400
          88   Trust Co. of New Jersey.........................            1,452
         334   Trustmark Corp. ................................            6,179
          43   U.S.B. Holding Co., Inc. .......................              575
          87   UMB Financial Corp. ............................            3,137
         172   United Bankshares, Inc. ........................            3,419
          50   United National Bancorp.........................              875
         274   Webster Financial Corp. ........................            6,756
         125   Westamerica Bankcorporation.....................            3,789
          54   Westcorp........................................              705
         123   Whitney Holding Corp. ..........................            4,374
                                                                  --------------
                                                                         542,342
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BEVERAGE - BREWERS/DISTRIBUTORS - 0.09%
          55 * Canandaigua Brands, Inc., Class A...............   $        2,964
          44 * Mondavi, Robert Corp., Class A..................            1,804
          53 * PepsiAmericas, Inc. ............................              195
                                                                  --------------
                                                                           4,963
                                                                  --------------
               BROADCASTING - 0.19%
          54 * Acme Communications, Inc. ......................              763
          26 * Crown Media Holdings, Inc., Class A.............              418
         191 * Cumulus Media, Inc. ............................            1,409
         376 * Data Broadcasting Corp. ........................            1,504
         100 * Insight Communications Co. .....................            1,781
          24 * Regent Communications, Inc......................              210
         128 * Salem Communications Corp., Class A.............            1,488
         229 * Sinclair Broadcast Group, Inc. .................            2,762
                                                                  --------------
                                                                          10,335
                                                                  --------------
               BUILDING MATERIALS - 1.35%
         205   Armstrong Holdings, Inc. .......................            3,266
          40   Centex Construction Products, Inc. .............            1,032
         158 * Comfort Systems USA, Inc. ......................              869
         135   Fedders Corp. ..................................              700
          82   Florida Rock Industries, Inc. ..................            3,152
          66 * Genlyte Group, Inc. ............................            1,543
         153   HON INDUSTRIES, Inc. ...........................            4,121
         252   Interface, Inc., Class A........................            1,748
         221   Lennox International, Inc. .....................            3,053
          99 * NCI Building Systems, Inc. .....................            1,745
          52 * Nortek, Inc. ...................................            1,063
         572   RPM, Inc. ......................................            5,470
       1,115   Texas Industries, Inc. .........................           38,049
          26   U. S. Aggregates, Inc. .........................              449
         445   US Industries, Inc. ............................            5,674
          94   Watsco, Inc. ...................................            1,199
                                                                  --------------
                                                                          73,133
                                                                  --------------
               CHEMICAL - MAJOR - 0.92%
         130   Albemarle Corp. ................................            3,225
       1,133   Borg Warner, Inc. ..............................           38,947
          49   Chemed Corp. ...................................            1,501
         101 * Hexcel Corp. ...................................            1,395
         113   Polymer Group, Inc. ............................              791
         283   Solutia, Inc. ..................................            4,263
                                                                  --------------
                                                                          50,122
                                                                  --------------

--------------------------------------------------------------------------------

 30                     SMALL CAP VALUE FUND - CONTINUED       August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CHEMICAL - MISCELLANEOUS - 3.37%
         273 * Airgas, Inc. ...................................   $        1,809
         102   Arch Chemicals, Inc. ...........................            1,855
          33   Brady Corp. ....................................              955
          27   Cambrex Corp. ..................................            1,267
          87   ChemFirst, Inc. ................................            2,006
         191   CK Witco Corp. .................................            1,719
       1,625 * Cytec Industries, Inc. .........................           54,234
         110   Dexter Corp. ...................................            6,504
         339   Ethyl Corp. ....................................              699
         137   Ferro Corp. ....................................            2,826
         113 * Fisher Scientific International, Inc. ..........            2,479
         105   Geon Co. .......................................            1,831
          81   Georgia Gulf Corp. .............................            1,053
         281 * Grace, W.R. & Co. ..............................            2,230
         259   Great Lakes Chemical Corp. .....................            8,741
          72   H.B. Fuller Co. ................................            2,471
         266   Hanna, M.A. Co. ................................            2,211
         292   Lubrizol Corp. .................................            6,333
         361   Millennium Chemicals, Inc. .....................            5,957
         112   Minerals Technologies, Inc. ....................            5,810
          95   NL Industries, Inc. ............................            2,215
       3,376   Olin Corp. .....................................           55,704
         115   OM Group, Inc. .................................            5,448
         187   Omnova Solutions, Inc. .........................            1,122
         163   Schulman, A., Inc. .............................            1,966
          30   Stepan Co. .....................................              626
          80   Valspar Corp. ..................................            2,360
                                                                  --------------
                                                                         182,431
                                                                  --------------
               COAL - 0.04%
          91   Arch Coal, Inc. ................................              682
          35   NACCO Industries, Inc., Class A.................            1,641
                                                                  --------------
                                                                           2,323
                                                                  --------------
               COMMERCIAL SERVICES - 0.12%
          25 * 1-800-Flowers.com, Inc. ........................              130
         196 * Billing Concepts Corp. .........................              637
         126 * Homegrocer.com, Inc. ...........................              512
          46 * Insurance Auto Auctions, Inc. ..................              759
         163 * Integrated Electrical Services..................            1,253
         126 * Navigant Consulting Co. ........................              504
         189 * NBC Internet, Inc., Class A.....................            1,985
          36 * Wackenhut Corp., Class A........................              511
                                                                  --------------
                                                                           6,291
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONGLOMERATES - 0.28%
         226   Alexander & Baldwin, Inc. ......................   $        5,946
         299   Dial Corp. .....................................            3,065
         269 * Ogden Corp. ....................................            4,674
         185   Tenneco, Inc. ..................................            1,318
                                                                  --------------
                                                                          15,003
                                                                  --------------
               CONSUMER FINANCE - 1.71%
         931   Chittenden Corp. ...............................           25,489
          48 * E-LOAN, Inc. ...................................              169
       1,800   Metris Companies, Inc. .........................           64,690
         105   WesBanco, Inc. .................................            2,456
                                                                  --------------
                                                                          92,804
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.31%
         185   AptarGroup, Inc. ...............................            4,312
         162   Ball Corp. .....................................            5,609
         132   Clarcor, Inc. ..................................            2,723
          32 * CSS Industries, Inc. ...........................              656
          73   Greif Brothers Corp., Class A...................            2,108
         277   Owens Corning...................................            1,437
                                                                  --------------
                                                                          16,845
                                                                  --------------
               CONTAINERS - PAPER - 0.27%
          87   Chesapeake Corp. ...............................            2,076
         134 * Gaylord Container Corp., Class A................              369
          35 * Ivex Packaging Corp. ...........................              385
          91 * Packaging Corp. of America......................            1,064
         919 * Pactiv Corp. ...................................           10,109
          67   Rock-Tenn Co., Class A..........................              691
                                                                  --------------
                                                                          14,694
                                                                  --------------
               COSMETICS/TOILETRIES - 0.13%
         185   Alberto-Culver Co., Class B.....................            5,238
         108 * Playtex Products, Inc. .........................            1,283
          42 * Revlon, Inc., Class A...........................              299
                                                                  --------------
                                                                           6,820
                                                                  --------------
               DRUGS - 0.53%
          41 * Amylin Pharmaceuticals, Inc. ...................              555
          40 * Anesta Corp. ...................................              953
          20 * Antigenics, Inc. ...............................              338
         732   Bergen Brunswig Corp., Class A..................            6,863
          96   Bindley Western Industries, Inc. ...............            2,766

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
          79   Carter-Wallace, Inc. ...........................   $        2,103
          27 * Chirex, Inc. ...................................              840
         277 * Covance, Inc. ..................................            2,874
          37 * Cygnus, Inc. ...................................              451
         125 * Dura Pharmaceuticals, Inc. .....................            3,445
         102 * Guilford Pharmaceuticals, Inc. .................            2,729
          70   Herbalife International, Inc., Class A..........              678
          41 * IntraBiotics Pharmaceuticals, Inc. .............              861
          38 * Ligand Pharmaceuticals, Inc., Class B...........              494
         124 * Parexel International Corp. ....................            1,236
         163 * Triangle Pharmaceuticals, Inc. .................            1,467
                                                                  --------------
                                                                          28,653
                                                                  --------------
               ELECTRIC PRODUCTS -
               MISCELLANEOUS - 0.11%
         177   CMP Group, Inc. ................................            5,200
          53 * ESCO Electronics Corp...........................              977
                                                                  --------------
                                                                           6,177
                                                                  --------------
               ELECTRICAL EQUIPMENT - 1.03%
          83 * APW, Ltd. ......................................            3,651
         256   Avista Corp. ...................................            4,720
       3,100 * General Semiconductor, Inc. ....................           45,144
         239 * Intergraph Corp. ...............................            1,434
          20 * Intertan, Inc. .................................              278
          68 * Stoneridge, Inc. ...............................              706
                                                                  --------------
                                                                          55,933
                                                                  --------------
               ELECTRONIC EQUIPMENT - 1.21%
          86 * Audiovox Corp. .................................            1,559
         123   Belden, Inc. ...................................            3,213
         174 * Cable Design Technologies Corp. ................            4,698
          79 * Electro Rent Corp. .............................              968
          50 * EMCOR Group, Inc. ..............................            1,210
          94 * Esterline Technologies Corp. ...................            1,821
         164   General Cable Corp. ............................            1,374
         146 * GenRad, Inc. ...................................            1,287
       1,140 * Kent Electronics Corp. .........................           33,345
          23 * Littelfuse, Inc. ...............................              835
         196 * Mail-Well, Inc. ................................            1,421
         222   National Service Industries, Inc. ..............            4,426
          62   Standex International Corp. ....................            1,151

--------------------------------------------------------------------------------

 August 31, 2000        SMALL CAP VALUE FUND - CONTINUED                  31

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT - Continued
          84   Thomas Industries, Inc. ........................   $        1,696
          63 * Triumph Group, Inc. ............................            1,933
         258 * UCAR International, Inc. .......................            3,515
          51   Woodhead Industries, Inc. ......................            1,007
                                                                  --------------
                                                                          65,459
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 1.59%
          52 * ADE Corp. ......................................            1,169
          34   Analogic Corp. .................................            1,274
          56 * Arguss Communications, Inc. ....................            1,113
          46   Bel Fuse, Inc., Class B.........................            1,604
         156 * Checkpoint Systems, Inc. .......................            1,248
         107   Gerber Scientific, Inc. ........................            1,043
          66   Harman International Industries, Inc. ..........            5,066
         194 * Imation Corp. ..................................            4,317
          46 * Interlogix, Inc. ...............................              707
         104 * MagnaTek, Inc. .................................            1,105
          29   Methode Electronics, Inc., Class A..............            1,744
          51   Park Electrochemical Corp. .....................            2,050
       1,373 * Performance Food Group Co. .....................           50,973
         172   Pioneer-Standard Electronics, Inc. .............            2,354
         282   Pittston Brink's Group..........................            4,389
         270 * Sensormatic Electronics Corp. ..................            4,489
          76 * Standard Microsystems Corp. ....................            1,444
                                                                  --------------
                                                                          86,089
                                                                  --------------
               ENTERTAINMENT - 0.30%
         164 * Aztar Corp. ....................................            2,389
          20   Dover Downs Entertainment, Inc. ................              201
         151 * Florida Panthers Holdings, Inc. ................            1,680
          96   Gaylord Entertainment Co. ......................            2,508
          30 * GC Companies, Inc. .............................              446
          75 * GTECH Holdings Corp. ...........................            1,341
          33 * Hollowood.com, Inc. ............................              276
          96 * Hollywood Entertainment Corp. ..................              672
         114 * Midway Games, Inc. .............................              983
         104 * Playboy Enterprises, Inc. ......................            1,528
          78 * Take-Two Interactive Software, Inc. ............            1,081
          72 * THQ, Inc. ......................................            1,539
         149 * Trans World Entertainment Corp. ................            1,443
                                                                  --------------
                                                                          16,087
                                                                  --------------
               FERTILIZERS - 0.01%
          32   Delta & Pine Land Co. ..........................              782
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FINANCE COMPANIES - 0.45%
         112   Charter Municipal Mortgage Acceptance Co. ......   $        1,519
          92 * Credit Acceptance Corp. ........................              552
         172   Doral Financial Corp. ..........................            2,559
          43 * Financial Federal Corp. ........................              914
         334   Finova Group, Inc. .............................            2,317
         266   Keystone Financial, Inc. .......................            6,118
          61 * Next Card, Inc. ................................              501
          58   Oriental Financial Group, Inc. .................              761
         241   Phoenix Investment Partners, Ltd. ..............            3,585
          22   Student Loan Corp. .............................            1,049
          60 * Triad Guaranty, Inc. ...........................            1,474
          89   Tucker Anthony Sutro Corp. .....................            2,097
          49 * WFS Financial, Inc. ............................              726
                                                                  --------------
                                                                          24,172
                                                                  --------------
               FINANCIAL SERVICES - 1.57%
         118   Advanta Corp. ..................................            1,533
          65 * Affiliated Managers Group, Inc. ................            3,624
         107   American Capital Strategies, Ltd. ..............            2,555
          38 * Ampal Amern Israel Corp., Class A...............              591
         300   Associates First Capital Corp. .................               10
          41 * J.D. Edwards & Co. .............................            1,017
         133   Jefferies Group, Inc. ..........................            4,048
         206   Leucadia National Corp. ........................            5,382
          33 * National Processing, Inc. ......................              390
          36 * NCO Group, Inc. ................................              626
         154   Richmond Count Financial Corp. .................            3,099
       1,781   Southwest Securities Group, Inc. ...............           59,107
         135   United Asset Management Corp. ..................            3,308
                                                                  --------------
                                                                          85,290
                                                                  --------------
               FOODS - 2.76%
          55 * Agribrands International, Inc. .................            2,185
          69 * American Italian Pasta Co., Class A.............            1,168
          95 * Aurora Foods, Inc. .............................              368
         203   Chiquita Brands International, Inc. ............              660
          50   ConAgra, Inc. ..................................              911
         191   Corn Products International, Inc. ..............            4,799
         195   Dean Foods Co. .................................            6,094
         247 * Del Monte Foods Co. ............................            1,621
         249   Dole Food Co., Inc. ............................            3,517
       2,365   Earthgrains Co. ................................           41,683

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FOODS - Continued
       1,250   Flowers Industries, Inc. .......................   $       27,188
         100 * Grand Union Co. ................................               22
          92   International Multifoods Corp. .................            1,501
          67   Interpool, Inc. ................................              808
         204   Interstate Bakeries Corp. ......................            3,659
         137   Lance, Inc. ....................................            1,276
          74   Michael Foods, Inc. ............................            1,758
       1,000   Morrison Management Specialists, Inc. ..........           26,625
          88   Pilgrims Pride Corp. ...........................              600
         152 * Ralcorp Holdings, Inc. .........................            2,052
          38   Riviana Foods, Inc. ............................              651
          67 * Seminis, Inc., Class A..........................              109
         137   Smucker, J.M. Co. ..............................            2,629
         158 * Suiza Foods Corp. ..............................            7,900
         214   Trinity Industries, Inc. .......................            4,146
         249   Universal Foods Corp. ..........................            5,105
          60 * Wild Oats Markets, Inc. ........................              645
                                                                  --------------
                                                                         149,680
                                                                  --------------
               FOOTWEAR - 0.28%
         121 * Payless ShoeSource, Inc. .......................            6,459
         242 * Reebok International, Ltd. .....................            4,643
         215   Stride Rite Corp. ..............................            1,290
          24 * Vans, Inc. .....................................              375
         226   Wolverine World Wide, Inc. .....................            2,472
                                                                  --------------
                                                                          15,239
                                                                  --------------
               FREIGHT - 0.97%
         267   Airborne Freight Corp. .........................            3,989
          93   AMCOL International Corp. ......................              308
          60   Cascade Natural Gas Corp. ......................            1,020
          94   J.B. Hunt Transport Services, Inc. .............            1,269
          86 * Kirby Corp. ....................................            2,026
         138   Overseas Shipholding Group, Inc. ...............            4,062
         324   Ryder System, Inc. .............................            6,217
         742 * Seacor Smit, Inc. ..............................           33,807
                                                                  --------------
                                                                          52,698
                                                                  --------------
               FUNERAL SERVICES - 0.09%
       1,480   Service Corp. International.....................            3,423
         518   Stewart Enterprises, Inc. ......................            1,651
                                                                  --------------
                                                                           5,074
                                                                  --------------

--------------------------------------------------------------------------------

 32                    SMALL CAP VALUE FUND - CONTINUED        August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HARDWARE & TOOLS - 0.23%
          90   Barnes Group, Inc. .............................   $        1,749
          30   Lawson Products, Inc. ..........................              758
         319   Snap-on, Inc. ..................................            9,829
                                                                  --------------
                                                                          12,336
                                                                  --------------
               HEALTHCARE - 3.37%
         110 * AmeriPath, Inc. ................................            1,498
          22 * Apria Healthcare Group, Inc. ...................              326
          52   Block Drug Co., Inc., Class A...................            2,106
         258 * Edwards Lifesciences Corp. .....................            6,773
         563 * Foundation Health Systems, Inc., Class A........            9,888
         437 * HCR Manor Care, Inc. ...........................            5,845
         124 * Henry Schein, Inc. .............................            2,279
         862 * Humana, Inc. ...................................            7,381
       2,537   Invacare Corp. .................................           68,340
          20 * LTC Healthcare, Inc. ...........................               10
          98 * Medical Manager Corp. ..........................            4,288
          52 * Ocular Sciences, Inc. ..........................              559
         373   Omnicare, Inc. .................................            5,105
       2,326 * Pharmaceutical Product Development, Inc. .......           51,027
          43 * Praecis Pharmaceuticals, Inc. ..................            1,884
         384 * Quorum Health Group, Inc. ......................            4,944
          70 * Respironics, Inc. ..............................            1,326
         367 * Steris Corp. ...................................            3,762
         377 * Total Renal Care Holdings, Inc. ................            2,639
         392 * US Oncology, Inc. ..............................            2,193
          28   Vital Signs, Inc. ..............................              509
                                                                  --------------
                                                                         182,682
                                                                  --------------
               HEAVY DUTY TRUCKS/PARTS - 0.37%
          63   Bandag, Inc. ...................................            2,052
         226   Cummins Engine Co., Inc. .......................            8,023
          43   Detroit Diesel Corp. ...........................              981
         246   Federal Signal Corp. ...........................            5,304
         141 * Terex Corp. ....................................            2,582
         104   Wabash National Corp. ..........................            1,157
                                                                  --------------
                                                                          20,099
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HOME BUILDERS - 0.91%
         323   Centex Corp. ...................................   $        9,326
         538   Clayton Homes, Inc. ............................            5,245
          40 * Crossmann Communities, Inc. ....................              733
         249   D R Horton, Inc. ...............................            4,887
          89 * Del Webb Corp. .................................            1,991
         149 * Fairfield Communities, Inc. ....................            1,192
         262   Kaufman & Broad Home Corp. .....................            6,501
         117   M.D.C. Holdings, Inc. ..........................            2,932
          25 * NVR, Inc. ......................................            1,838
         100 * Palm Harbor Homes, Inc. ........................            1,463
         167   Pulte Corp. ....................................            5,501
          71   Ryland Group, Inc. .............................            1,744
         129   Standard Pacific Corp. .........................            2,120
         112 * Toll Brothers, Inc. ............................            3,654
                                                                  --------------
                                                                          49,127
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.25%
         551 * Beverly Enterprises, Inc. ......................            2,858
         319 * Coventry Health Care, Inc. .....................            5,104
          53 * DVI, Inc. ......................................              974
          27 * Eclipsys Corp. .................................              388
          61 * Sunrise Assisted Living, Inc. ..................            1,212
          74 * Triad Hospitals, Inc. ..........................            2,137
          76 * Veterinary Centers of America, Inc. ............            1,102
                                                                  --------------
                                                                          13,775
                                                                  --------------
               HOSPITAL SUPPLIES - 0.22%
         113 * Acuson Corp. ...................................            1,623
          55   Arrow International, Inc. ......................            1,959
          62 * CONMED Corp. ...................................              837
          44   Diagnostic Products Corp. ......................            1,865
          26 * Isis Pharmaceuticals, Inc. .....................              340
         179   Owens & Minor, Inc. ............................            2,741
         386 * PSS World Medical, Inc. ........................            2,413
          52 * Theragenics Corp. ..............................              371
                                                                  --------------
                                                                          12,149
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.10%
          45   Bush Industries, Inc. ..........................              585
          47   Libbey, Inc. ...................................            1,542
         150   Tupperware Corp. ...............................            3,028
                                                                  --------------
                                                                           5,155
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               HUMAN RESOURCES - 0.14%
          93   Kelly Services, Inc., Class A...................   $        2,151
         354 * Modis Professional Services, Inc. ..............            2,434
         250 * Spherion Corp. .................................            3,078
                                                                  --------------
                                                                           7,663
                                                                  --------------
               INFORMATION PROCESSING - 0.10%
          45 * CACI International, Inc. .......................            1,012
          66 * Fritz Companies, Inc. ..........................              977
         172 * High Speed Access...............................              989
          74 * Indus International, Inc. ......................              571
          73 * InfoUSA Inc., Class B...........................              452
         161 * Stamps.Com, Inc. ...............................            1,057
          54 * Systemax, Inc. .................................              233
                                                                  --------------
                                                                           5,291
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.63%
          58 * 24/7 Media, Inc. ...............................              837
          43 * Cerner Corp. ...................................            1,637
          50 * CoStar Group, Inc. .............................            1,381
          34 * First Consulting Group, Inc. ...................              238
          26 * Loudeye Technologies, Inc. .....................              286
          81 * Mail.Com, Inc. .................................              511
       1,350 * Multex.com, Inc. ...............................           29,363
          39 * Opus360 Corp. ..................................              155
                                                                  --------------
                                                                          34,408
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 1.06%
       1,000 * Artesyn Technologies, Inc. .....................           41,562
          21   CompX International, Inc. ......................              476
          27 * Emachines, Inc. ................................               54
         110 * Hutchinson Technology, Inc. ....................            2,613
         300 * Iomega Corp. ...................................            1,238
         103 * MEMC Electronic Materials, Inc. ................            1,854
          60 * Micron Electronics, Inc. .......................              829
          98 * Quantum Corp....................................              956
       1,005   Silicon Graphics, Inc. .........................            4,711
         525 * Western Digitial Corp. .........................            3,084
                                                                  --------------
                                                                          57,377
                                                                  --------------

--------------------------------------------------------------------------------

 August 31, 2000        SMALL CAP VALUE FUND - CONTINUED                  33

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.24%
          21 * Agency.Com, Ltd. ...............................   $          502
          41 * Buy.com, Inc. ..................................              113
          90 * Cambridge Technology Partner, Inc. .............              553
         136 * Computer Horizons Corp. ........................            1,301
         172 * FutureLink Corp. ...............................              925
          68 * GlobalNet Financial.com, Inc. ..................              672
         112 * IVillage, Inc. .................................              749
         152   National Data Corp. ............................            4,465
          21 * Netratings, Inc. ...............................              364
          33 * Organic, Inc. ..................................              237
         132 * Pegasus Solutions, Inc. ........................            2,624
          45 * Source Information Management Co. ..............              456
                                                                  --------------
                                                                          12,961
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.49%
         116 * 3DFX Interactive, Inc. .........................              528
         141 * Digital Courier Technologies, Inc. .............              604
       2,100 * IMRglobal Corp. ................................           24,938
          24 * Infogrames, Inc. ...............................              179
          37 * Interact Commerce Corp. ........................              384
          41 * Lightspan, Inc. ................................              145
                                                                  --------------
                                                                          26,778
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 1.85%
          54 * ACNielson Corp. ................................            1,298
          66 * Advanced Digital Information Corp. .............            1,122
         100   Analysts International Corp. ...................              831
         106 * Anixter International, Inc. ....................            3,710
          35 * Avant! Corp. ...................................              510
          60 * Dot Hill Systems Corp. .........................              533
          30 * IDX Systems Corp. ..............................              510
         241 * Inprise Corp. ..................................            1,408
         100 * JDA Software Group, Inc. .......................            1,294
         400   National Computer Systems, Inc. ................           29,050
          46 * NetManage, Inc. ................................              131
         214 * Paxar Corp. ....................................            2,354
         194 * Policy Management Systems Corp. ................            2,619
         110 * Primark Corp. ..................................            4,070
         651 * Radisys Corp. ..................................           36,387
          40 * Sciquest.com, Inc. .............................              385

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - Continued
         511 * Storage Technology Corp. .......................   $        8,080
         196 * Structural Dynamic Research Corp. ..............            3,161
         146   Technology Solutions Co. .......................              452
          62 * Transaction Systems Architects, Inc. Class A ...            1,139
          44 * Volt Information Sciences, Inc. ................            1,488
                                                                  --------------
                                                                         100,532
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 0.14%
         127 * Banyan Systems, Inc. ...........................              952
          69 * Hypercom Corp. .................................              781
          31 * Nucentrix Broadband Networks, Inc. .............              810
          35 * Osicom Technologies, Inc. ......................            2,065
         153 * Softnet Systems, Inc. ..........................            1,061
          49 * VelocityHSI, Inc. ..............................              171
         172   Ziff-Davis, Inc. ...............................            1,892
                                                                  --------------
                                                                           7,732
                                                                  --------------
               INSURANCE - CASUALTY - 0.50%
          67 * Arch Capital Group, Ltd. .......................            1,017
          64   Baldwin & Lyons, Inc., Class B..................            1,244
         137   Commerce Group, Inc. ...........................            3,562
          66   E.W. Blanch Holdings, Inc. .....................            1,448
         223   HCC Insurance Holdings, Inc. ...................            4,711
         145   Mercury General Corp. ..........................            3,978
          24   Midland Co. ....................................              618
          34 * Philadelphia Consolidated Holding Co. ..........              561
          72 * PICO Holdings, Inc. ............................              995
          93   PMA Capital Corp. ..............................            1,569
         356   Reliance Group Holdings, Inc. ..................               78
          43   RLI Corp. ......................................            1,656
         143   Selective Insurance Group, Inc. ................            2,565
          66   State Auto Financial Corp. .....................              829
          56   Stewart Information Services Corp. .............              753
          89   Trenwick Group, Inc. ...........................            1,685
                                                                  --------------
                                                                          27,269
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INSURANCE - LIFE - 1.36%
          37   Kansas City Life Insurance Co. .................   $        1,234
         112   Presidential Life Corp. ........................            1,694
       1,673   StanCorp Financial Group, Inc. .................           66,920
         203 * UIC, Inc. ......................................            1,345
          95   W. R. Berkley Corp. ............................            2,518
                                                                  --------------
                                                                          73,711
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 0.99%
         125   Crawford & Co., Class B.........................            1,555
         289   Fidelity National Financial, Inc. ..............            5,762
         316   Fremont General Corp. ..........................            1,007
         596   Gallagher, Arthur J & Co. ......................           29,204
          72   Harleysville Group, Inc. .......................            1,386
         130   HSB Group, Inc. ................................            5,192
          85   Liberty Corp. ..................................            3,273
         115 * Mid Atlantic Medical Services, Inc. ............            1,854
         327   Ohio Casualty Corp. ............................            2,412
          51   SCPIE Holdings, Inc. ...........................            1,109
          50   Zenith National Insurance Corp. ................            1,159
                                                                  --------------
                                                                          53,913
                                                                  --------------
               INSURANCE - MULTILINE - 0.58%
         213   Alfa Corp. .....................................            4,033
          26 * Alleghany Corp. ................................            4,535
          56   American National Insurance Co. ................            3,444
          69   AmerUs Life Holdings, Inc. .....................            1,703
          95   Argonaut Group, Inc. ...........................            1,568
          90   CNA Surety Corp. ...............................            1,041
          81 * Delphi Financial Group, Inc., Class A...........            3,351
          64   FBL Financial Group, Inc., Class A..............              944
          39   Great American Financial Resources, Inc. .......              700
         222   Horace Mann Educators Corp. ....................            3,386
          54   LandAmerica Financial Group, Inc. ..............            1,374
          29 * Markel Corp. ...................................            4,230
         102 * Medical Assurance, Inc. ........................            1,186
                                                                  --------------
                                                                          31,495
                                                                  --------------

--------------------------------------------------------------------------------

 34                    SMALL CAP VALUE FUND - CONTINUED         August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               LEISURE TIME - 1.07%
          38 * Anchor Gaming...................................   $        2,783
       1,650 * Bally Total Fitness Holding Corp. ..............           40,734
         206 * Boyd Gaming Corp. ..............................              953
          79 * Callaway Golf Co. ..............................            1,141
          44 * Cheap Tickets, Inc. ............................              468
          47   Churchill Downs, Inc. ..........................            1,110
         131 * Dollar Thrifty Automotive Group, Inc. ..........            2,964
         145 * Handleman Co. ..................................            1,794
          41 * JAKKS Pacific, Inc. ............................              728
          24 * Scotts Co. .....................................              744
          32 * Travelocity.com, Inc. ..........................              440
          75 * Vail Resorts, Inc. .............................            1,378
          75   Winnebago Industries, Inc. .....................              961
         104 * WMS Industries, Inc. ...........................            1,664
                                                                  --------------
                                                                          57,862
                                                                  --------------
               LODGING - 0.38%
          51   Deltic Timber Corp. ............................            1,020
         332 * Extended Stay America, Inc. ....................            4,918
         121   Marcus Corp. ...................................            1,490
         192   Meristar Hospitality Corp. .....................            4,248
          91 * NS Group, Inc. .................................            1,604
         244 * Prime Hospitality Corp. ........................            2,532
         177   Sodexho Marriott Services, Inc. ................            2,876
         819 * Wyndham International, Inc. ....................            1,740
                                                                  --------------
                                                                          20,428
                                                                  --------------
               MACHINE TOOLS - 0.06%
         195   Milacron, Inc. .................................            3,010
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.10%
         324   AGCO Corp. .....................................            3,402
          61   Toro Co. .......................................            1,845
                                                                  --------------
                                                                           5,247
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.47%
          60 * CDI Corp. ......................................            1,110
          68   Columbus McKinnon Corp. ........................              995
         209   Foster Wheeler Corp. ...........................            1,476
         103   Granite Construction, Inc. .....................            2,343

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - Continued
         122 * Jacobs Engineering Group, Inc. .................   $        4,636
         122   Kaman Corp., Class A............................            1,601
         261   Lennar Corp. ...................................            7,210
         177 * Morrison Knudsen Corp. .........................            2,124
         201 * NationsRent, Inc. ..............................              779
         107   Sauer-Danfoss, Inc. ............................              976
         109 * United Rentals, Inc. ...........................            2,262
                                                                  --------------
                                                                          25,512
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 2.65%
         147   AAR Corp. ......................................            1,653
          95 * Albany International Corp., Class A.............            1,323
         110   Applied Industrial Technologies, Inc. ..........            1,862
          83   Applied Power, Inc., Class A....................              410
         130   Baldor Electric Co. ............................            2,551
          78   Briggs & Stratton Corp. ........................            3,374
          95   Burlington Coat Factory Warehouse Corp. ........            1,158
         900   Carbo Ceramics, Inc. ...........................           32,681
          85   Exide Corp. ....................................              765
         204   Flowserve Corp. ................................            3,774
          71 * Gardner Denver, Inc. ...........................            1,034
         128   Hughes Supply, Inc. ............................            2,726
         119   IDEX Corp. .....................................            3,615
          88 * Ionics, Inc. ...................................            2,624
         226   JLG Industries, Inc. ...........................            2,613
         124   Lilly Industries, Inc., Class A.................            3,798
         190   Lincoln Electric Holdings, Inc. ................            2,779
          36   Manitowoc Co., Inc. ............................              826
       1,190   Newport News Shipbuilding, Inc. ................           50,575
          48   Nordson Corp. ..................................            3,108
         114   Regal-Beloit Corp. .............................            1,967
          43   Robbins & Myers, Inc. ..........................            1,027
          59 * Speedfam-ipec, Inc. ............................            1,099
          69 * SPS Technologies, Inc. .........................            3,247
         152   Stewart & Stevenson Services, Inc. .............            2,451
          87   Tecumseh Products Co., Class A..................            3,458
          35   Tennant Co. ....................................            1,536
         270   Timken Co. .....................................            4,404
          90   Watts Industries, Inc., Class A.................            1,013
                                                                  --------------
                                                                         143,451
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - 0.94%
          44 * Bio-Rad Laboratories, Inc., Class A.............   $        1,084
         182 * Cell Genesys, Inc. .............................            5,608
          47 * Haemonetics Corp. ..............................            1,184
          75 * Res-Care, Inc. .................................              363
          35 * Techniclone Corp. ..............................               97
         900 * Varian Medical Systems, Inc. ...................           41,344
          57   West Pharmaceutical Services, Inc. .............            1,186
                                                                  --------------
                                                                          50,866
                                                                  --------------
               MERCHANDISE - DRUG - 0.11%
          24 * Allos Therapeutics, Inc. .......................              281
         169   Longs Drug Stores Corp. ........................            3,190
         336 * Perrigo Co. ....................................            2,489
                                                                  --------------
                                                                           5,960
                                                                  --------------
               MERCHANDISE - SPECIALTY - 1.57%
         351   American Greetings Corp., Class A...............            6,537
         160 * Ames Department Stores, Inc. ...................              810
          99   Arctic Cat, Inc. ...............................            1,173
         126 * Avid Technology, Inc. ..........................            1,772
         215 * Barnes & Noble, Inc. ...........................            3,722
          42 * Barnesandnoble.com, Inc. .......................              168
          33 * Bush Boake Allen, Inc. .........................            1,448
         211   Caseys General Stores, Inc. ....................            2,400
         140   Cash America International, Inc. ...............            1,050
          74 * Central Garden & Pet Co. .......................              555
         513 * Charming Shoppes, Inc. .........................            2,789
          50   Hancock Holding Co. ............................            1,606
         812   Ikon Office Solutions, Inc. ....................            4,060
          79 * International Specialty Products, Inc. .........              454
         882 * Michaels Stores, Inc. ..........................           30,870
         133 * Musicland Stores Corp. .........................              948
         246 * Nu Skin Asia Pacific, Inc., Class A.............            1,614
         613 * OfficeMax, Inc. ................................            3,180
          97 * Petco Animal Supplies, Inc. ....................            2,037
         345 * Petsmart, Inc. .................................            1,596
          28 * Rent-Way, Inc. .................................              686
          55   Russ Berrie and Co., Inc. ......................            1,128
          99 * Seitel, Inc. ...................................            1,553
          20 * Sitel Corp. ....................................              115
         106   Sotheby's Holdings, Inc., Class A...............            2,193

--------------------------------------------------------------------------------

 August 31, 2000        SMALL CAP VALUE FUND - CONTINUED                   35

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MERCHANDISE - SPECIALTY - Continued
          62   South Jersey Industries, Inc. ..................   $        1,674
          57   Spiegel, Inc., Class A..........................              388
          42 * SportsLine.com, Inc. ...........................              743
         106   Sturm, Ruger & Co., Inc. .......................              881
         116 * Twinlab Corp. ..................................              573
          73 * United Stationers, Inc. ........................            2,368
         111 * Zale Corp. .....................................            4,100
                                                                  --------------
                                                                          85,191
                                                                  --------------
               MERCHANDISING - DEPARTMENT - 1.29%
         374 * Borders Group, Inc. ............................            4,978
         509   Dillards, Inc., Class A.........................            6,522
         204 * Neiman Marcus Group, Inc., Class A..............            6,847
       4,252   Pier 1 Imports, Inc. ...........................           49,961
         119 * Stein Mart, Inc. ...............................            1,398
                                                                  --------------
                                                                          69,706
                                                                  --------------
               MERCHANDISING - FOOD - 0.19%
         214   Fleming Companies, Inc. ........................            3,303
          94   Great Atlantic & Pacific Tea Co., Inc. .........            1,316
          54   Ingles Markets, Inc., Class A...................              533
         164   Ruddick Corp. ..................................            2,009
          65 * Smart & Final, Inc., ...........................              504
         100 * Smithfield Foods, Inc. .........................            2,656
                                                                  --------------
                                                                          10,321
                                                                  --------------
               MERCHANDISING - MASS - 0.23%
         161 * ShopKo Stores, Inc. ............................            1,841
         749 * Venator Group, Inc. ............................           10,486
                                                                  --------------
                                                                          12,327
                                                                  --------------
               METALS - ALUMINUM - 0.05%
          67   Century Aluminum Co. ...........................              875
         159 * Kaiser Aluminum Corp. ..........................              904
          57   Tredegar Corp. .................................            1,112
                                                                  --------------
                                                                           2,891
                                                                  --------------
               METALS - COPPER - 0.05%
         138   Southern Peru Copper Corp. (Peru)...............            1,924
          45 * Wolverine Tube, Inc. ...........................              748
                                                                  --------------
                                                                           2,672
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               METALS - MISCELLANEOUS - 0.42%
          89   Brush Engineered Materials, Inc. ...............   $        2,081
          77   Commercial Metals Co. ..........................            2,151
         165   Kennametal, Inc. ...............................            4,228
          26   Penn Engineering & Manufacturing Corp. .........              866
         133   Precision Castparts Corp. ......................           10,108
         102 * RTI International Metals, Inc. .................            1,434
         172 * Steel Dynamics, Inc. ...........................            2,086
                                                                  --------------
                                                                          22,954
                                                                  --------------
               METALS - STEEL - 0.66%
         462   AK Steel Holding Corp. .........................            5,024
         717 * Bethlehem Steel Corp. ..........................            2,510
         100   Carpenter Technology Corp. .....................            3,250
          58   Cleveland-Cliffs, Inc. .........................            1,457
          38   Gibraltar Steel Corp. ..........................              665
         217   Harsco Corp. ...................................            6,035
         544   LTV Corp. ......................................              986
         117   Metals USA, Inc. ...............................              563
         178 * Mueller Industries, Inc. .......................            5,618
         110   National Steel Corp., Class B...................              447
          78   Quanex Corp. ...................................            1,458
         100   Reliance Steel & Aluminium Co. .................            2,063
         124   Ryerson Tull, Inc. .............................            1,170
         172 * Weirton Steel Corp. ............................              548
         385   Worthington Industries, Inc. ...................            4,018
                                                                  --------------
                                                                          35,812
                                                                  --------------
               MISCELLANEOUS - 0.24%
          47 * AMERCO, Inc. ...................................              923
          26 * Bacou U.S.A., Inc. .............................              653
          31 * Burns International Services Corp. .............              667
          98 * Drugstore.com, Inc. ............................              600
          86 * Key3Media Group, Inc. ..........................              650
         111 * MP3.com, Inc. ..................................              916
         107 * Protection One, Inc. ...........................              187
         115   Regis Corp. ....................................            1,818
         468   USEC, Inc. .....................................            2,048
          42   Valhi, Inc. ....................................              538
          28 * Veritas DGC, Inc. ..............................              747
         113   Wabtec Corp. ...................................            1,172
          92 * Women.com Networks, Inc. .......................              305
          46   Woodward Governor Co. ..........................            1,823
                                                                  --------------
                                                                          13,047
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MOBILE HOMES - 0.15%
         257 * Champion Enterprises, Inc. .....................   $        1,702
          76   Coachmen Industries, Inc. ......................              846
         181   Fleetwood Enterprises, Inc. ....................            2,477
          45   McGrath Rentcorp................................              768
          85 * Monaco Coach Corp. .............................            1,488
          38   Thor Industries, Inc. ..........................              886
                                                                  --------------
                                                                           8,167
                                                                  --------------
               MULTIMEDIA - 0.05%
          93   Meredith Corp. .................................            2,540
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.40%
         172   Atmos Energy Corp. .............................            3,569
         103   Laclede Gas Co. ................................            2,221
          96   New Jersey Resources Corp. .....................            3,840
         170 * Southern Union Co. .............................            3,040
         170   Southwest Gas Corp. ............................            3,209
         148   UGI Corp. ......................................            3,376
         100   Western Gas Resources, Inc. ....................            2,194
                                                                  --------------
                                                                          21,449
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.18%
          72 * Belco Oil and Gas Corp. ........................              657
          73   Cross Timbers Oil Co. ..........................            1,930
         426   Pennzoil-Quaker State Co. ......................            5,298
         173 * Tesoro Petroleum Corp. .........................            1,665
                                                                  --------------
                                                                           9,550
                                                                  --------------
               OIL - SERVICE - PRODUCTS - 1.12%
          31 * Key Production Company, Inc. ...................              559
       1,050 * Lone Star Technologies, Inc. ...................           52,764
         356 * Parker Drilling Co. ............................            2,560
          64   RPC, Inc. ......................................              705
          98   SEMCO Energy, Inc. .............................            1,470
         143 * TransMontaigne, Inc. ...........................              635
         122 * Trico Marine Services, Inc. ....................            1,769
                                                                  --------------
                                                                          60,462
                                                                  --------------
               OIL - SERVICES - 1.09%
         151 * Friede Goldman Halter, Inc. ....................              848
       1,475 * Marine Drilling Companies, Inc .................           40,102
         200   Mascotech, Inc. ................................            3,313

--------------------------------------------------------------------------------

 36                    SMALL CAP VALUE FUND - CONTINUED         August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICES - Continued
          86 * McMoRan Exploration Co. ........................   $          892
         104 * Oceaneering International, Inc. ................            1,814
         115 * Offshore Logistics, Inc. .......................            1,998
          31   Providence Energy Corp. ........................            1,314
         100 * Pure Resources, Inc. ...........................            1,931
         233 * Unova, Inc. ....................................            1,748
         207   York International Corp. .......................            5,149
                                                                  --------------
                                                                          59,109
                                                                  --------------
               OIL/GAS PRODUCERS - 3.16%
         700 * Atwood Oceanics, Inc. ..........................           31,762
          37 * Basin Exploration, Inc. ........................              739
         150 * Brown, Tom, Inc. ...............................            3,262
          79   Cabot Oil & Gas Corp., Class A..................            1,580
          21 * Callon Petroleum Co. ...........................              322
         105 * Comstock Resources, Inc. .......................            1,043
          32 * Denbury Resources, Inc. ........................              222
         144 * EEX Corp. ......................................              792
         700   Equitable Resources, Inc. ......................           39,419
          24 * Evergree Resources, Inc. .......................              701
          59 * Forcenergy, Inc. ...............................            1,427
          79 * Forest Oil Corp. ...............................            1,210
         209 * Input/Output, Inc. .............................            1,881
          60   Midcoast Energy Resources, Inc. ................            1,118
         650 * Newfield Exploration Co. .......................           28,113
          83 * Nuevo Energy Co. ...............................            1,593
          61   Patina Oil & Gas Corp. .........................            1,296
         542 * Pioneer Natural Resources Corp. ................            7,520
       1,500 * Swift Energy Co. ...............................           43,406
          67 * Unit Corp. .....................................            1,047
         132   Vintage Petroleum, Inc. ........................            2,772
                                                                  --------------
                                                                         171,225
                                                                  --------------
               PAPER/FOREST PRODUCTS - 1.15%
          95 * Buckeye Technologies, Inc. .....................            2,369
         140   Caraustar Industries, Inc. .....................            2,161
         140   Glatfelter, P.H. Co. ...........................            1,470
         281   Longview Fibre Co. .............................            3,196
         567   Louisiana Pacific Corp. ........................            5,989
          79   Pope & Talbot, Inc. ............................            1,570
       1,006   Potlatch Corp. .................................           33,827
         149   Rayonier, Inc. .................................            6,193

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               PAPER/FOREST PRODUCTS - Continued
          80   Schweitzer-Mauduit, Inc. .......................   $        1,160
          70   Standard Register Co. ..........................              897
          24 * Thermo Fibertek, Inc. ..........................               99
          59   Universal Forest Products, Inc. ................              741
         280   Wausau-Mosinee Paper Corp. .....................            2,485
                                                                  --------------
                                                                          62,157
                                                                  --------------
               PHOTOGRAPHY - 0.09%
         244   Polaroid Corp. .................................            4,148
          52 * Ultratech Stepper, Inc. ........................              936
                                                                  --------------
                                                                           5,084
                                                                  --------------
               POLLUTION CONTROL - 0.09%
         186   Calgon Carbon Corp. ............................            1,581
          30 * Cuno, Inc. .....................................              855
          51   Mine Safety Appliances Co. .....................            1,046
          24 * Newpark Resources, Inc. ........................              246
          70 * URS Corp. ......................................              923
                                                                  --------------
                                                                           4,651
                                                                  --------------
               PUBLISHING - NEWS - 1.21%
         209   Hollinger International, Inc. ..................            3,423
          50   Lee Enterprises, Inc. ..........................            1,400
       1,112   Media General, Inc., Class A....................           57,268
         117 * Network Equipment Technologies, Inc. ...........            1,411
          47   Pulitzer, Inc. .................................            2,024
                                                                  --------------
                                                                          65,526
                                                                  --------------
               PUBLISHING/PRINTING - 0.47%
         137   Banta Corp. ....................................            3,022
         192   Bowne & Co., Inc. ..............................            1,991
         145   Harland, John H. Co. ...........................            2,121
          65   Houghton Mifflin Co. ...........................            3,197
         247 * Journal Register Co. ...........................            4,076
         101   McClatchy Co., Class A..........................            3,617
          68   New England Business Service, Inc. .............            1,339
          32 * R.H. Donnelley Corp. ...........................              672
          31 * Scholastic Corp. ...............................            1,990
          41 * Scientific Games Holdings Corp. ................            1,061
         204   Wallace Computer Services, Inc. ................            2,372
                                                                  --------------
                                                                          25,458
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RAILROAD - 0.07%
         279 * Wisconsin Central Transport Corp. ..............   $        3,732
                                                                  --------------
               REAL ESTATE - 0.34%
          72 * Castle & Cooke, Inc. ...........................            1,386
         209 * Catellus Development Corp. .....................            3,736
         111   CB Richard Ellis Services, Inc. ................            1,166
          20   Cousins Properties, Inc. .......................              823
          63 * Forest City Enterprises, Inc., Class A..........            2,205
          98 * Insignia Financial Group, Inc. .................              925
         121   LNR Property Corp. .............................            2,571
         246   Republic Bancorp, Inc. .........................            2,183
         118   SL Green Realty Corp. ..........................            3,164
                                                                  --------------
                                                                          18,159
                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS - 7.56%
          59   Alexandria Real Estate Equities, Inc. ..........            2,064
         377   Allied Capital Corp. ...........................            7,633
          97   American Industrial Properties..................            1,315
          79   Amli Residential Properties Trust...............            1,954
         323   Arden Realty, Inc. .............................            8,235
         101   Bedford Prpty Investors, Inc. ..................            1,962
          93   Boykin Lodging Co. .............................              924
         121   Bradley Real Estate, Inc. ......................            2,647
       2,385   Brandywine Realty Trust.........................           48,891
         244   BRE Properties, Inc., Class A...................            7,122
         176   Burnham Pacific Properties, Inc. ...............            1,056
         221   Cabot Industrial Trust..........................            4,337
         208   Camden Property Trust...........................            6,227
         113   Capital Automotive REIT.........................            1,567
          88   Capstead Mortgage Corp. ........................              754
       1,985   CBL & Associates Properties, Inc. ..............           47,392
         113   CenterPoint Properties Corp. ...................            4,951
         101   Chateau Communities, Inc. ......................            2,626
          82   Chelsea GCA Realty, Inc. .......................            2,752
         119   Colonial Properties Trust.......................            3,183
         165   Commercial Net Lease Realty.....................            1,722
         213   Cornerstone Realty Income Trust, Inc. ..........            2,237
          81 * Crestline Capital Corp. ........................            1,595
         334   Developers Diversified Realty Corp. ............            4,843
          85   EastGroup Properties, Inc. .....................            1,859
          82   Entertainment Properties Trust..................              892
         200   Equity Inns, Inc. ..............................            1,275

--------------------------------------------------------------------------------

 August 31, 2000        SMALL CAP VALUE FUND - CONTINUED                37

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - Continued
          98   Essex Property Trust, Inc. .....................   $        4,820
         176   Federal Realty Investment Trust.................            3,520
         257   Felcor Lodging Trust, Inc. .....................            5,718
         211   First Industrial Realty Trust, Inc. ............            6,264
          44   First Washington Realty Trust, Inc. ............              886
         307   Franchise Finance Corp. ........................            6,908
         132   Gables Residential Trust........................            3,663
         160   Glenborough Realty Trust, Inc. .................            2,980
         129   Glimcher Realty Trust...........................            1,982
          89   Great Lakes REIT, Inc. .........................            1,708
         242   Health Care Property Investors, Inc. ...........            6,368
         155   Health Care REIT, Inc. .........................            2,800
         218   Healthcare Realty Trust, Inc. ..................            4,306
         324   Highwoods Properties, Inc. .....................            7,795
       1,609   Home Properties of NY, Inc. ....................           47,767
         275   Hospitality Properties Trust....................            6,394
         718   HRPT Properties Trust...........................            4,891
         369   Indymac Mortgage Holdings, Inc. ................            6,227
         189   Innkeepers USA Trust............................            1,960
         173   IRT Property Co. ...............................            1,525
         184   JDN Realty Corp. ...............................            1,897
         145 * Jones Lang Lasalle, Inc. .......................            2,112
          67   JP Realty, Inc. ................................            1,189
         143   Kilroy Realty Corp. ............................            3,557
         145   Koger Equity, Inc. .............................            2,483
          58   LaSalle Hotel Properties........................              834
          93   Lexington Corp. Propertries.....................            1,058
         171   Macerich Co. ...................................            3,580
          37   Manufactured Home Communities, Inc. ............              874
         775   Meditrust Companies.............................            1,792
          96   Mid-America Apartment Communities, Inc. ........            2,322
          73   National Golf Properties, Inc. .................            1,496
         133   National Health Investors, Inc. ................              981
         252   Nationwide Health Properties, Inc. .............            3,638
         477   New Plan Excel Realty Trust.....................            6,589
         100   Pacific Gulf Properties, Inc. ..................            2,794
          48   Pan Pacific Retail Properties, Inc. ............              915
          54   Parkway Properties, Inc. .......................            1,715
          67   Pennsylvania Real Estate Investment Trust.......            1,168

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS - Continued
         196   Prentiss Properties Trust.......................   $        4,765
          52   Prime Group Realty Trust........................              800
         644   Prison Realty Trust.............................            1,530
         127   PS Business Parks, Inc. ........................            3,365
         145   Realty Income Corp. ............................            3,299
         222   Reckson Associates Realty Corp. ................            5,397
         168   Regency Realty Corp. ...........................            3,800
         133   RFS Hotel Investors, Inc. ......................            1,663
          54   Saul Centers, Inc. .............................              854
         166 * Security Capital Group, Inc. ...................            2,822
          65   Senior Housing Property Trust...................              593
         159   Shurgard Storage Centers, Inc., Class A.........            3,786
          66   Sovran Self Storage, Inc. ......................            1,283
         151   Storage USA, Inc. ..............................            4,549
         135   Summit Properties, Inc. ........................            3,138
          95   Sun Communities, Inc. ..........................            2,939
         186   Taubman Centers, Inc. ..........................            2,034
         133 * Trammell Crow Co. ..............................            1,845
         561   United Dominion Realty Trust, Inc. .............            6,066
          56   Urban Shopping Centers, Inc. ...................            1,957
         134   Washington Real Estate Investment Trust.........            2,571
         146   Weingarten Realty Investors.....................            5,913
          94   Western Properties Trust........................            1,093
         157   Westfield America, Inc. ........................            2,345
                                                                  --------------
                                                                         409,898
                                                                  --------------
               RESTAURANTS - 1.14%
       1,829   Applebees International, Inc. ..................           41,495
         209   Bob Evans Farms, Inc. ..........................            3,553
         226 * Buffets, Inc. ..................................            2,995
         319   CBRL Group, Inc. ...............................            3,848
         130 * Consolidated Products, Inc. ....................            1,194
         108 * IHOP Corp. .....................................            2,120
         124   Landry's Seafood Restaurants, Inc. .............              977
         143   Lone Star Steakhouse & Saloon, Inc. ............            1,207
         122   Luby's, Inc. ...................................              671
          43 * O'Charley's, Inc. ..............................              548
          66   Ruby Tuesday, Inc. .............................              825
         177 * Ryan's Family Steak Houses, Inc. ...............            1,438
          36 * Triarc Companies, Inc., Class A.................              819
                                                                  --------------
                                                                          61,690
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SAVINGS & LOAN - 4.80%
       4,057   American Financial Holdings, Inc. ..............   $       73,025
          35   Andover Bancorp.................................            1,023
         251   Astoria Financial Corp. ........................            8,815
         153   Bay View Capital Corp. .........................            1,492
          71   Brookline Bancorp, Inc. ........................              839
         192   Capitol Federal Financial.......................            2,784
          65   Dime Community Bancshares.......................            1,308
         115   Downey Financial Corp. .........................            3,853
          48   F&M Bancorp. ...................................            1,014
          73   First Financial Holdings, Inc. .................            1,063
          51   First Indiana Corp. ............................            1,068
         196   First Sentinel Bancorp, Inc. ...................            1,789
       4,544 * FirstFed Financial Corp. .......................           81,792
         129   MAF Bancorp, Inc. ..............................            2,774
          79   Northwest Bancorp, Inc. ........................              672
          65   OceanFirst Financial Corp. .....................            1,341
         150   People's Bank...................................            3,169
         137   Provident Bankshares Corp. .....................            1,952
          70   Queens County Bancorp, Inc. ....................            1,846
         139   Seacoast Financial Services Co. ................            1,407
         200   Staten Island Bancorp, Inc. ....................            3,688
         164   United Community Financial Co. .................            1,035
       2,997   Washington Federal, Inc. .......................           62,188
                                                                  --------------
                                                                         259,937
                                                                  --------------
               SCHOOLS - 0.10%
          68 * Edison Schools, Inc. ...........................            2,108
          55 * School Specialty, Inc. .........................              993
         152 * Sylvan Learning Systems, Inc. ..................            2,195
                                                                  --------------
                                                                           5,296
                                                                  --------------
               SECURITIES RELATED - 0.42%
          66   Dain Rauscher Corp. ............................            5,309
         148   Enhance Financial Services Group, Inc. .........            2,331
         119 * LaBranche & Co., Inc. ..........................            3,585
          74   Liberty Financial Companies, Inc. ..............            1,748
         120   Morgan Keegan, Inc. ............................            2,408
          32 * National Discount Brokers Group, Inc. ..........            1,158
         214   Raymond James Financial, Inc. ..................            6,099
                                                                  --------------
                                                                          22,638
                                                                  --------------

--------------------------------------------------------------------------------

 38                    SMALL CAP VALUE FUND - CONTINUED       August 31, 2000

   NUMBER
  OF SHARES                                                   MARKET VALUE

-------------------------------------------------------------------------------
               SEMICONDUCTOR EQUIPMENT - 0.59%
       1,200 * ATMI, Inc. ................................   $       32,156
                                                             --------------
               SEMICONDUCTORS - 1.11%
       1,100 * Actel Corp. ...............................           48,401
         241   C-Cube Microsystems, Inc. .................            5,603
          33 * Cirrus Logic, Inc. ........................              998
          51 * FSI International, Inc. ...................              905
         161 * Silicon Valley Group, Inc. ................            4,488
                                                             --------------
                                                                     60,395
                                                             --------------
               TELECOMMUNICATIONS - 0.90%
          89   ABM Industries, Inc. ......................            2,402
          55 * Alaska Communication Systems Holdings,
               Inc. ......................................              444
         284 * Allied Riser Commun. Corp. ................            2,307
          69 * American Telesource International, Inc. ...              207
          26 * Anicom, Inc. ..............................              100
          67 * Arch Communications Group, Inc. ...........              348
          32 * AT&T Latin America Corp., Class A..........              448
          30 * Cypress Communications, Inc. ..............              158
          64 * E. Spire Communication, Inc. ..............              260
         227 * General Communication, Inc. ...............            1,816
         323 * Glenayre Technologies, Inc. ...............            3,513
          26 * Golden Telecom, Inc. (Russia)..............              800
          39   Hickory Tech Corp. ........................              780
          23 * ICG Communications, Inc. ..................              137
          61 * Intermedia Communications, Inc. ...........            1,266
         400 * L-3 Communications Holdings, Inc. .........           23,650
          35 * Lodgenet Entertainment Corp. ..............              930
          71 * Mediacom Communications Corp. .............            1,011
          54 * Medicalogic/Medscape, Inc. ................              361
          26 * Metricom, Inc. ............................            1,058
          92 * Metrocall, Inc. ...........................              385
          41 * Motient Corp. .............................              497
          48   North Pittsburgh Systems, Inc. ............              678
          22 * Pac-West Telecomm, Inc. ...................              311
         100 * Paging Network, Inc. ......................               28
          50   Superior Telecom, Inc. ....................              422
          22   Superior Trust I, Class A (Pfd)............              509
          21 * Teligent, Inc. ............................              358
          62 * Viatel, Inc. ..............................              849
          57 * Weblink Wireless, Inc. ....................              565
         147 * World Access, Inc. ........................            1,332
         195 * Worldpages.com, Inc. ......................              817
                                                             --------------
                                                                     48,747
                                                             --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TEXTILE - PRODUCTS - 0.79%
         103   G & K Services, Inc., Class A...................   $        2,987
         212 * Mohawk Industries, Inc. ........................            5,035
         148   Russell Corp. ..................................            2,821
          70   Springs Industries, Inc., Class A...............            2,091
         309 * Unifi, Inc. ....................................            3,496
       2,172   Wellman, Inc. ..................................           26,200
          30   WestPoint Stevens, Inc., Class A................              422
                                                                  --------------
                                                                          43,052
                                                                  --------------
               TOBACCO - 0.09%
          47   Brooke Group, Ltd. .............................              943
         154   Universal Corp. ................................            3,985
                                                                  --------------
                                                                           4,928
                                                                  --------------
               TRUCKERS - 1.04%
         118 * American Freightways Corp. .....................            1,941
         111   Arnold Industries, Inc. ........................            1,727
         264   CNF Transportation, Inc. .......................            6,468
          70 * Heartland Express, Inc. ........................            1,225
          48 * M.S. Carriers, Inc. ............................              885
          68   Roadway Express, Inc. ..........................            1,564
         259   Rollins Truck Leasing Corp. ....................            1,748
         183 * Swift Transportation Co., Inc. .................            3,122
         145   USFreightways Corp. ............................            4,522
       2,102   Werner Enterprises, Inc. .......................           28,377
          66 * Xtra Corp. .....................................            2,929
         137 * Yellow Corp. ...................................            2,089
                                                                  --------------
                                                                          56,597
                                                                  --------------
               TRUCKING & LEASING - 0.02%
          85 * Arkansas Best Corp. ............................            1,280
                                                                  --------------
               UTILITIES - COMMUNICATION - 0.01%
          21 * Commonwealth Telephone Enterprises, Inc. .......              811
                                                                  --------------
               UTILITIES - ELECTRIC - 2.69%
          78   Black Hills Corp. ..............................            1,989
         122   Cleco Corp. ....................................            5,094
         492   Conectiv, Inc. .................................            8,733
         298 * El Paso Electric Co. ...........................            4,004
          95   Empire District Electric Co. ...................            2,464
         176   Hawaiian Electric Industries, Inc. .............            5,764

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               UTILITIES - ELECTRIC - Continued
         205   Idacorp, Inc. ..................................   $        8,085
         337   Kansas City Power & Light Co. ..................            9,057
          88   Madison Gas & Electric Co. .....................            1,749
         402   Minnesota Power, Inc. ..........................            8,919
       1,926   Northwestern Corp. .............................           41,891
         424   OGE Energy Corp. ...............................            9,063
         119   Otter Tail Power Co. ...........................            2,484
         190   Public Service Co. of New Mexico................            4,061
         193   RGS Energy Group, Inc. .........................            4,801
         427   Sierra Pacific Resources Corp. .................            7,553
         166   UniSource Energy Corp. .........................            2,583
          78   United Illuminating Co. ........................            3,924
         253   Washington Gas Light Co. .......................            6,404
         373   Western Resources, Inc. ........................            7,460
                                                                  --------------
                                                                         146,082
                                                                  --------------
               UTILITIES - GAS, DISTRIBUTION - 0.49%
         295   AGL Resources, Inc. ............................            5,587
         147   Energen Corp. ..................................            3,813
         137   Northwest Natural Gas Co. ......................            3,151
          71   NUI Corp. ......................................            2,134
         169   Piedmont Natural Gas Co., Inc. .................            4,679
         136   Southwestern Energy Co. ........................            1,054
         334   Vectren Corp. ..................................            6,346
                                                                  --------------
                                                                          26,764
                                                                  --------------
               UTILITIES - GAS, PIPELINE - 0.21%
         159   ONEOK, Inc. ....................................            5,078
         192   Peoples Energy Corp. ...........................            6,240
                                                                  --------------
                                                                          11,318
                                                                  --------------
               UTILITIES - MISCELLANEOUS - 1.56%
          76 * Casella Waste Systems, Inc. ....................              746
          92   CH Energy Group, Inc. ..........................            3,473
         318 * Encompass Services Corp. .......................            1,749
       2,883   MDU Resources Group, Inc. ......................           72,075
         180   Walter Industries, Inc. ........................            1,485
          25 * Waste Connections, Inc. ........................              581
         144   WPS Resources Corp. ............................            4,330
                                                                  --------------
                                                                          84,439
                                                                  --------------

--------------------------------------------------------------------------------

 August 31, 2000        SMALL CAP VALUE FUND - CONTINUED                  39

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               WATER SERVICES - 0.17%
          49   American States Water Co. .....................   $        1,276
         166 * Azurix Corp. ..................................              789
          64   California Water Service Group.................            1,680
          24   E'Town Corp. ..................................            1,613
         167   Philadelphia Suburban Corp. ...................            3,915
                                                                 --------------
                                                                          9,273
                                                                 --------------
               TOTAL COMMON STOCK
               (Cost $4,726,406)..............................        5,031,899
                                                                 --------------
      PAR
     VALUE
  -----------
               SHORT-TERM INVESTMENTS - 6.76%
               U. S. TREASURY BILLS - 0.73%
 $    40,000   6.00% due 09/28/00
               (Cost $39,819).................................           39,819
                                                                 --------------
               REPURCHASE AGREEMENT - 6.03%
               BANKS - OTHER - 6.03%
     327,000   State Street Bank, 6.42% dated 08/31/00, to be
               repurchased at $327,058 on 09/01/00,
               collaterlized by U.S. Treasury Notes,
               6.63%, 07/31/01, with a par value of $340,000
               (Cost $327,000)................................          327,000
                                                                 --------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost $366,819)................................          366,819
                                                                 --------------
               TOTAL INVESTMENTS
               (Cost $5,093,225) - 99.59%.....................   $    5,398,718
                                                                 --------------
               * Non-income producing

                                                                     UNREALIZED
CONTRACTS                                                           APPRECIATION

--------------------------------------------------------------------------------
      FUTURES CONTRACTS PURCHASED(1)
      (Delivery month/Value at 08/31/00)
 1(2)   Russell 2000 Futures
        (September/$537)..........................................  $   21,775
                                                                    ----------

(1) U.S. Treasury Bills with a market value of approximately $40,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2) Per 500.

--------------------------------------------------------------------------------

 40                        SOCIALLY RESPONSIBLE FUND           August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         14.77%                                                  21.85%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31
                               Socially
                             Responsible
                                 Fund               S&P 500 Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              11,376                 11,396
              2/99              12,110                 12,166
              5/99              12,715                 12,832
              8/99              12,783                 13,057
             11/99              13,522                 13,778
              2/00              13,337                 13,593
              5/00              13,713                 14,177
           8/31/00              14,672                 15,188



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Portfolio at a Glance


 Total net assets: $14,276,483
 NAV on 08/31/00: $14.16
 One year total return: 14.77%
 Net expense ratio: 0.56%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Magali Azema-Barac (VALIC)

How did the Fund perform relative to its market and its benchmark?
For the 12 month period ending August 31, 2000 the S&P 500 large cap index returned a positive 16.3% while the mid capitalization index returned an impressive 39.75%. The Fund had an average annual total return of 14.77%.

How did the market perform over the past fiscal year?
During this one year period, the Growth style and Technology sector were still in favor; with Growth outperforming Value by about 29% coupled with the Technology sector posting returns over the 70% range. Amid these returns, the small capitalization sector did its part, returning about 27%.


Top 10 Holdings


   1. Intel Corp. .............  3.53%
   2. Cisco Systems, Inc. .....  3.12%
   3. Microsoft Corp. .........  2.45%
   4. Standard & Poor's
      Depositary SPDR..........  2.13%
   5. Citigroup, Inc. .........  2.13%
   6. International Business
      Machines Corp. ..........  1.94%
   7. Oracle Corp. ............  1.75%
   8. American International
      Group, Inc. .............  1.70%
   9. Nortel Networks Corp.
      (Canada).................  1.61%
  10. Merck & Co., Inc. .......  1.60%

 Portfolio holdings are subject to change.


What were some of the dominant themes in the portfolio?
The dominant theme for this Fund is to invest in socially "acceptable" companies; i.e. companies which do not significantly engage in the production of weapons, alcohol, tobacco, gambling, nuclear power and pollution. Once the universe of "acceptable" companies has been determined, the dominant investing theme is to identify companies with good growth earnings prospects combined with reasonable valuations. This is achieved by analyzing historical growth records and current cash flow valuation. The resulting portfolio is constructed so as to be diversified across industry and capitalization ranges.

Which portfolio holdings most enhanced the Fund's performance?
During this one year period, the Fund overweighted some key names in the financial and technology sectors. In the financial sector, JP Morgan was taken over by Chase; Lehman Brothers, one of the remaining independent securities brokers and AIG, the major insurance company, helped the performance. And for the technology sector, GLW Corning, the fiber optic company and Micron Technology, the semi-conductor company, contributed positively to the Fund's performance.

Were there any disappointments in the Fund's portfolio?
The social mandate of this Fund creates an implicit underweight in the Energy sector. During this fiscal year, the Fund suffered as oil prices and energy prices in general climbed up. In terms of performance, a negative 1% impact to the Fund is attributable to the underweight in the Energy sector.

What do you see ahead in the markets for the next fiscal period?
In these highly volatile markets, it is difficult to estimate what the next fiscal period will bring. However, one could somewhat safely assume that the Growth style and Technology sector will see some reversal and that the Value style will come back into favor, at least temporarily.

-------------------------------------------------------------------------------

 August 31, 2000           SOCIALLY RESPONSIBLE FUND                    41

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS
             COMMON STOCK - 91.48%
             ADVERTISING - 0.33%
         150 Harte-Hanks, Inc. ................................   $        3,769
         200 Interpublic Group Corp. ..........................            7,650
         350 Omnicom Group, Inc. ..............................           29,203
         100 Young & Rubicam, Inc. ............................            5,850
                                                                  --------------
                                                                          46,472
                                                                  --------------
             AIRLINES - 0.19%
         550 Delta Air Lines, Inc. ............................           27,225
                                                                  --------------
             APPLIANCES/FURNISHINGS - 0.03%
         100 Whirlpool Corp. ..................................            3,800
                                                                  --------------
             AUTO - ORIGINAL EQUIPMENT - 0.03%
         150 Superior Industries
             International, Inc. ..............................            4,866
                                                                  --------------
             BANKS - NEW YORK CITY - 0.42%
       1,150 Bank of New York Co., Inc. .......................           60,303
                                                                  --------------
             BANKS - OTHER - 2.67%
       2,172 Bank of America Corp. ............................          116,338
       1,210 First Union Corp. ................................           35,014
       1,836 FleetBoston Financial Corp. ......................           78,374
         850 Mellon Financial Corp. ...........................           38,463
         270 Providian Financial Corp. ........................           31,033
       1,900 Wells Fargo Co. ..................................           82,056
                                                                  --------------
                                                                         381,278
                                                                  --------------
             BANKS - REGIONAL - 2.03%
         550 BankOne Corp. ....................................           19,387
       2,700 Chase Manhattan Corp. ............................          150,862
         300 Fifth Third Bancorp...............................           13,856
         800 PNC Bank Corp. ...................................           47,150
         150 State Street Corp. ...............................           17,663
         550 SunTrust Banks, Inc. .............................           27,156
          50 TCF Financial Corp. ..............................            1,641
         200 Wachovia Corp. ...................................           11,463
                                                                  --------------
                                                                         289,178
                                                                  --------------
             BEVERAGE - SOFT DRINKS - 1.75%
       2,750 Coca-Cola Co. ....................................          144,719
       2,450 PepsiCo, Inc. ....................................          104,431
                                                                  --------------
                                                                         249,150
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               BROADCASTING - 1.01%
         440 * Clear Channel Communications, Inc. .............   $       31,845
       1,663 * Viacom, Inc., Class B...........................          111,941
                                                                  --------------
                                                                         143,786
                                                                  --------------
               BUILDING MATERIALS - 0.93%
       2,400   Home Depot, Inc. ...............................          115,350
         400   Lowe's Companies, Inc. .........................           17,925
                                                                  --------------
                                                                         133,275
                                                                  --------------
               CHEMICAL - MAJOR - 0.24%
         400   Albemarle Corp. ................................            9,925
         600   PPG Industries, Inc. ...........................           24,300
                                                                  --------------
                                                                          34,225
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.24%
       1,100 * Grace, W.R. & Co. ..............................            8,731
         350   Praxair, Inc. ..................................           15,487
         350   Sigma Aldrich Corp. ............................           10,172
                                                                  --------------
                                                                          34,390
                                                                  --------------
               CONGLOMERATES - 0.77%
         300   ITT Industries, Inc. ...........................           10,088
       1,750   Tyco International, Ltd. (Bermuda)..............           99,750
                                                                  --------------
                                                                         109,838
                                                                  --------------
               CONSUMER FINANCE - 0.42%
         890   Associates First Capital Corp. .................           25,031
       1,000   MBNA Corp. .....................................           35,313
                                                                  --------------
                                                                          60,344
                                                                  --------------
               CONTAINERS - METAL/GLASS - 0.80%
         350   Corning, Inc. ..................................          114,778
                                                                  --------------
               COSMETICS/TOILETRIES - 0.25%
       1,200   Gillette Co. ...................................           36,000
                                                                  --------------
               DRUGS - 5.34%
         350   Allergan, Inc. .................................           25,593
       1,650   American Home Products Corp. ...................           89,409
       1,150 * Amgen, Inc. ....................................           87,184
          50   Bausch & Lomb, Inc. ............................            1,788
       3,000   Bristol Myers Squibb Co. .......................          159,000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               DRUGS - Continued
       1,140   Eli Lilly and Co. ..............................   $       83,220
         350 * IVAX Corp. .....................................           12,119
       3,260   Merck & Co., Inc. ..............................          227,793
       1,910   Schering-Plough Corp. ..........................           76,639
                                                                  --------------
                                                                         762,745
                                                                  --------------
               ELECTRONIC EQUIPMENT - 0.83%
         850   Emerson Electric Co. ...........................           56,259
         312   Molex, Inc. ....................................           16,478
         700 * Teradyne, Inc. .................................           45,369
                                                                  --------------
                                                                         118,106
                                                                  --------------
               ELECTRONIC INSTRUMENTS - 0.14%
         450 * Sensormatic Electronics Corp. ..................            7,481
         325 * Vishay Intertechnology, Inc. ...................           13,102
                                                                  --------------
                                                                          20,583
                                                                  --------------
               ENTERTAINMENT - 1.74%
         600   Carnival Corp., Class A.........................           11,962
         150   Hasbro, Inc. ...................................            1,847
       1,400   Time Warner, Inc. ..............................          119,700
       2,980   Walt Disney Co. ................................          116,034
                                                                  --------------
                                                                         249,543
                                                                  --------------
               FINANCE COMPANIES - 0.49%
       1,450   Household International, Inc. ..................           69,600
                                                                  --------------
               FINANCIAL SERVICES - 3.17%
         520   Allamerica Financial Corp. .....................           31,654
       1,950   American Express Co. ...........................          115,294
       5,200   Citigroup, Inc. ................................          303,550
         100   Heller Financial, Inc. .........................            2,488
                                                                  --------------
                                                                         452,986
                                                                  --------------
               FOODS - 1.64%
         450   BestFoods.......................................           31,780
         730   Campbell Soup Co. ..............................           18,524
       1,200   ConAgra, Inc. ..................................           21,975
         350   General Mills, Inc. ............................           11,244
         450   H J Heinz Co. ..................................           17,156
         350   Hershey Foods Corp. ............................           14,941
         600   Kellogg Co. ....................................           13,913
         510   Quaker Oats Co. ................................           34,648
       1,790   Ralston Purina Co. .............................           40,499
       1,620   Sara Lee Corp. .................................           30,173
                                                                  --------------
                                                                         234,853
                                                                  --------------

--------------------------------------------------------------------------------

 42                 SOCIALLY RESPONSIBLE FUND - CONTINUED       August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FOOTWEAR - 0.10%
         350   NIKE, Inc., Class B.............................   $       13,847
                                                                  --------------
               GOVERNMENT SPONSORED - 0.96%
       1,050   Federal Home Loan Mortgage Corp. ...............           44,231
       1,740   Federal National Mortgage Association...........           93,525
                                                                  --------------
                                                                         137,756
                                                                  --------------
               HEALTHCARE - 0.45%
       1,050   IMS Health, Inc. ...............................           19,819
         350 * Oxford Health Plans, Inc. ......................           10,675
         350   UnitedHealth Group, Inc. .......................           33,075
                                                                  --------------
                                                                          63,569
                                                                  --------------
               HOSPITAL MANAGEMENT - 0.71%
       1,700   Columbia/HCA Healthcare Corp. ..................           58,650
       1,370   Tenet Healthcare Corp. .........................           42,470
                                                                  --------------
                                                                         101,120
                                                                  --------------
               HOSPITAL SUPPLIES - 3.02%
       2,620   Abbott Laboratories Inc. .......................          114,624
         930   Baxter International, Inc. .....................           77,423
       1,850   Johnson & Johnson...............................          170,084
       1,350   Medtronic, Inc. ................................           69,188
                                                                  --------------
                                                                         431,319
                                                                  --------------
               HOUSEHOLD PRODUCTS - 1.31%
         750   Colgate-Palmolive Co. ..........................           38,203
       1,700   Procter & Gamble Co. ...........................          105,081
         914   Unilever NV - ADR (Netherland)..................           43,187
                                                                  --------------
                                                                         186,471
                                                                  --------------
               INFORMATION PROCESSING - 0.80%
         900 * JDS Uniphase Corp. .............................          112,162
         100 * Sybase, Inc. ...................................            2,744
                                                                  --------------
                                                                         114,906
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 4.45%
       5,020 * Microsoft Corp. ................................          350,458
       2,750 * Oracle Corp. ...................................          250,078
          50 * Phone.com, Inc. ................................            4,622
         250 * Veritas Software Corp. .........................           30,141
                                                                  --------------
                                                                         635,299
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 3.06%
         660 * Apple Computer, Inc. ...........................   $       40,219
       1,790   Compaq Computer Corp. ..........................           60,972
       2,250 * Dell Computer Corp. ............................           98,156
         300 * Gateway, Inc. ..................................           20,430
         210 * Lexmark International Group, Inc. ..............           14,241
       1,600 * Sun Microsystems, Inc. .........................          203,100
                                                                  --------------
                                                                         437,118
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 2.41%
       2,100 * America Online, Inc. ...........................          123,112
          50 * Ariba, Inc. ....................................            7,869
         890   Automatic Data Processing, Inc. ................           53,066
         700 * Ceridian Corp. .................................           16,931
          50 * CMGI, Inc. .....................................            2,238
          50 * Critical Path, Inc. ............................            3,863
       1,390   Electronic Data Systems Corp. ..................           69,239
       1,000   First Data Corp. ...............................           47,688
         450   Paychex, Inc. ..................................           20,081
                                                                  --------------
                                                                         344,087
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.04%
         200 * Liberate Technologies, Inc. ....................            6,150
                                                                  --------------
               INFORMATION PROCESSING -
               DATA SERVICES - 5.53%
          50 * A.C. Nielson....................................            1,202
         250 * At Home Corp. ..................................            3,641
         710   Computer Associates International, Inc. ........           22,543
       1,800 * EMC Corp. ......................................          176,400
         250 * Engage Technologies, Inc. ......................            3,547
       1,050   Hewlett Packard Co. ............................          126,788
       2,100   International Business Machines Corp. ..........          277,200
         250 * Network Appliance, Inc. ........................           29,250
         660   Pitney Bowes, Inc. .............................           24,131
         510 * Seagate Technology, Inc. .......................           30,281
         500 * Solectron Corp. ................................           22,656
       1,080   Xerox Corp. ....................................           17,348
         450 * Yahoo!, Inc. ...................................           54,675
                                                                  --------------
                                                                         789,662
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               NETWORKING - 3.12%
       6,500 * Cisco Systems, Inc. ............................   $      445,250
                                                                  --------------
               INSURANCE - CASUALTY - 0.11%
         200   Chubb Corp. ....................................           15,313
                                                                  --------------
               INSURANCE - LIFE - 0.30%
         700   Lincoln National Corp. .........................           37,800
         150   Torchmark Corp. ................................            4,209
                                                                  --------------
                                                                          42,009
                                                                  --------------
               INSURANCE - MULTILINE - 2.69%
         300   AFLAC, Inc. ....................................           16,199
         400   Allstate Corp. .................................           11,625
       2,720   American International Group, Inc. .............          242,375
         450   CIGNA Corp. ....................................           43,763
         420   Hartford Financial Services Group, Inc. ........           27,983
         350   Marsh & McLennan Companies, Inc. ...............           41,563
                                                                  --------------
                                                                         383,508
                                                                  --------------
               LODGING - 0.11%
         500   Host Marriott Corp. ............................            5,344
         250   Marriott International, Inc. ...................            9,875
                                                                  --------------
                                                                          15,219
                                                                  --------------
               MACHINERY - AGRICULTURE - 0.12%
         500   Deere & Co. ....................................           16,469
                                                                  --------------
               MACHINERY - CONSTRUCTION &
               CONTRACTS - 0.27%
       1,060   Caterpillar, Inc. ..............................           38,955
                                                                  --------------
               MACHINERY -
               INDUSTRIAL/SPECIALTY - 0.96%
         300   Cooper Industries, Inc. ........................           10,594
       1,100   Dover Corp. ....................................           53,763
       1,160   Tidewater, Inc. ................................           46,835
       1,550   Timken Co. .....................................           25,284
                                                                  --------------
                                                                         136,476
                                                                  --------------

--------------------------------------------------------------------------------

 August 31, 2000     SOCIALLY RESPONSIBLE FUND - CONTINUED                 43

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               MEDICAL TECHNOLOGY - 0.12%
         250 * Guidant Corp. ..................................   $       16,828
                                                                  --------------
               MERCHANDISE - DRUG - 0.20%
         850   Walgreen Co. ...................................           27,944
                                                                  --------------
               MERCHANDISE - SPECIALTY - 0.41%
         200 * Best Buy Co., Inc. .............................           12,350
         400 * Costco Wholesale Corp. .........................           13,775
         600   Gap, Inc. ......................................           13,463
         320   Radioshack Corp. ...............................           18,880
                                                                  --------------
                                                                          58,468
                                                                  --------------
               MERCHANDISING -
               DEPARTMENT - 0.19%
       1,140   Target Corp. ...................................           26,505
                                                                  --------------
               MERCHANDISING - FOOD - 0.38%
         750 * Kroger Co. .....................................           17,016
         400 * Safeway, Inc. ..................................           19,725
         400   SYSCO Corp. ....................................           16,925
                                                                  --------------
                                                                          53,666
                                                                  --------------
               MERCHANDISING - MASS - 1.75%
       1,030   Sears Roebuck and Co. ..........................           32,123
       4,600   Wal-Mart Stores, Inc. ..........................          218,213
                                                                  --------------
                                                                         250,336
                                                                  --------------
               METALS - ALUMINUM - 0.40%
       1,760   Alcan Aluminium, Ltd. (Canada)..................           57,750
                                                                  --------------
               METALS - STEEL - 0.26%
         100   Harsco Corp. ...................................            2,781
       2,000   USX-US Steel Group, Inc. .......................           34,750
                                                                  --------------
                                                                          37,531
                                                                  --------------
               MISCELLANEOUS - 0.17%
         400 * Agilent Technologies, Inc. .....................           24,125
                                                                  --------------
               NATURAL GAS - DIVERSIFIED - 0.14%
         350   El Paso Energy Corp. ...........................           20,388
                                                                  --------------
               OIL - INTEGRATED DOMESTIC - 0.48%
       1,930   Ashland Oil, Inc. ..............................           68,033
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               OIL - SERVICE - PRODUCTS - 0.18%
         330 * Cooper Cameron Corp. ...........................   $       25,678
                                                                  --------------
               OIL - SERVICES - 1.16%
         700   Baker Hughes, Inc. .............................           25,594
         800   Halliburton Co. ................................           42,400
         500 * Rowan Companies, Inc. ..........................           15,500
         970   Schlumberger, Ltd. .............................           82,753
                                                                  --------------
                                                                         166,247
                                                                  --------------
               OIL/GAS PRODUCERS - 0.80%
         400   Equitable Resources, Inc. ......................           22,525
       1,600   Helmerich & Payne, Inc. ........................           59,100
         550   Transocean Sedco Forex, Inc. ...................           32,863
                                                                  --------------
                                                                         114,488
                                                                  --------------
               PAPER/FOREST PRODUCTS - 0.74%
         300   Avery Dennison Corp. ...........................           16,219
         100   Fort James Corp. ...............................            3,163
         900   Kimberly-Clark Corp. ...........................           52,650
         820   Rayonier, Inc. .................................           34,081
                                                                  --------------
                                                                         106,113
                                                                  --------------
               PUBLISHING - NEWS - 0.84%
         800   Dow Jones & Co., Inc. ..........................           50,050
         560   Gannett Co., Inc. ..............................           31,710
         600   Knight-Ridder, Inc. ............................           32,775
         150   New York Times Co., Class A.....................            5,878
                                                                  --------------
                                                                         120,413
                                                                  --------------
               PUBLISHING/PRINTING - 0.41%
       1,200   Dun & Bradstreet Corp. .........................           39,600
         300   McGraw-Hill, Inc. ..............................           18,581
                                                                  --------------
                                                                          58,181
                                                                  --------------
               RAILROAD - 0.37%
       1,320   Burlington Northern Santa Fe Corp. .............           29,535
         600   Union Pacific Corp. ............................           23,850
                                                                  --------------
                                                                          53,385
                                                                  --------------
               RESTAURANTS - 0.56%
       1,050   Darden Restaurants, Inc. .......................           18,572
       2,050   McDonald's Corp. ...............................           61,244
                                                                  --------------
                                                                          79,816
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SECURITIES RELATED - 5.79%
         250   A.G. Edwards, Inc. .............................   $       12,999
       1,055   Charles Schwab Corp. ...........................           40,288
         560   J. P. Morgan & Co., Inc. .......................           93,625
         580   Lehman Brothers Holdings, Inc. .................           84,100
         620   Merrill Lynch & Co., Inc. ......................           89,900
       1,400   Morgan Stanley Dean Witter & Co. ...............          150,588
         710   Paine Webber Group, Inc. .......................           50,765
       2,000   Standard & Poor's Depositary Receipts...........          304,750
                                                                  --------------
                                                                         827,015
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 0.58%
         800 * Applied Materials, Inc. ........................           69,050
         200 * KLA-Tencor Corp. ...............................           13,125
                                                                  --------------
                                                                          82,175
                                                                  --------------
               SEMICONDUCTORS - 6.66%
       1,000 * Advanced Micro Devices, Inc. ...................           37,624
         400 * Analog Devices, Inc. ...........................           40,200
         100 * Conexant Systems, Inc. .........................            3,719
       6,740 * Intel Corp......................................          504,658
         750 * Micron Technology, Inc. ........................           61,313
       2,550   Motorola, Inc. .................................           91,959
         250 * National Semiconductor Corp. ...................           11,125
         900   Rockwell International Corp. ...................           36,394
       2,000   Texas Instruments, Inc. ........................          133,875
         330 * Xilinx, Inc. ...................................           29,328
                                                                  --------------
                                                                         950,195
                                                                  --------------
               TELECOMMUNICATIONS - 6.65%
         250   Alltel Corp. ...................................           12,640
       4,297   AT&T Corp. .....................................          135,355
         655 * Global Crossing, Ltd. ..........................           19,690
       3,170   Lucent Technologies, Inc. ......................          132,546
         600 * Nextel Communications, Inc., Class A............           33,263
       2,810   Nortel Networks Corp. (Canada)..................          229,191
         650 * QUALCOMM, Inc. .................................           38,919
         951 * Qwest Communications International, Inc. .......           49,102
         250 * Scientific-Atlanta, Inc. .......................           19,484
         350 * Tellabs, Inc. ..................................           19,666
       3,617   Verizon Communications, Inc. ...................          157,792
       2,775 * Worldcom, Inc. .................................          101,287
                                                                  --------------
                                                                         948,935
                                                                  --------------

--------------------------------------------------------------------------------

 44                 SOCIALLY RESPONSIBLE FUND - CONTINUED    August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               TEXTILE - PRODUCTS - 0.18%
       1,100   V. F. Corp. ....................................   $       25,163
                                                                  --------------
               UTILITIES - COMMUNICATION - 2.39%
       2,540   BellSouth Corp. ................................           94,774
       3,576   SBC Communications, Inc. .......................          149,298
       1,710   Sprint Corp. FON Group..........................           57,284
         800 * Sprint Corp. PCS Group..........................           40,150
                                                                  --------------
                                                                         341,506
                                                                  --------------
               UTILITIES - ELECTRIC - 1.51%
         950   Allegheny Energy, Inc. .........................           34,081
       1,481   DPL, Inc. ......................................           40,450
       1,160   OGE Energy Corp. ...............................           24,795
         750   Potomac Electric Power Co. .....................           18,891
       1,510   Puget Sound Energy, Inc. .......................           35,296
         406   Scottish Power, Plc. - ADR (Country)............           12,231
       1,984   Xcel Energy, Inc. ..............................           49,722
                                                                  --------------
                                                                         215,466
                                                                  --------------
               UTILITIES - GAS, DISTRIBUTION - 1.53%
       4,500   AGL Resources, Inc. ............................           85,218
       1,350   National Fuel Gas Co. ..........................           70,791
       1,180   NICOR, Inc. ....................................           43,512
       1,000   Vectren Corp. ..................................           19,000
                                                                  --------------
                                                                         218,521
                                                                  --------------
               UTILITIES - GAS, PIPELINE - 0.65%
       1,600   ONEOK, Inc. ....................................           51,100
       1,300   Peoples Energy Corp. ...........................           42,250
                                                                  --------------
                                                                          93,350
                                                                  --------------
               TOTAL COMMON STOCK
               (Cost $10,520,638)..............................       13,060,048
                                                                  --------------
     PAR
    VALUE
 -----------

               SHORT-TERM INVESTMENTS - 8.58%
               U.S. TREASURY BILLS - 0.59%
     $10,000   6.06% due 10/12/00..............................            9,931
      75,000   6.05% due 10/19/00..............................           74,394
                                                                  --------------
               (Cost $84,325)..................................           84,325
                                                                  --------------

     PAR                                                              MARKET
    VALUE                                                              VALUE

-------------------------------------------------------------------------------
             REPURCHASE AGREEMENT - 7.99%
             BANKS - OTHER - 7.99%
  $1,141,000 State Street Bank, 6.42%, dated 08/31/00, to be repurchased at $1,141,203 on 09/01/00,
             collateralized by U.S. Treasury Notes, 6.63%,
             07/31/00, with a par value of $1,170,000
             (Cost $1,141,000)...................................   $ 1,141,000
                                                                    -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $1,225,325)...................................     1,225,325
                                                                    -----------
             TOTAL INVESTMENTS
             (Cost $11,745,963) - 100.06%........................   $14,285,373
                                                                    -----------
             * Non-income producing

                                                                   UNREALIZED
CONTRACTS                                                         APPRECIATION

------------------------------------------------------------------------------
       FUTURES CONTRACTS PURCHASED(1)
       (Delivery month/Value at 08/31/00)
 10(2)   E-Mini S&P 500 Index Futures
         (September/$1,521).................                        $    14,563
  1(3)   S&P 500 Index Futures (September/$1,521).................        5,975
                                                                    -----------
                                                                    $    20,538
                                                                    -----------

(1) U.S. Treasury Bills with a market value of approximately $84,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
(2)  Per 50.
(3)  Per 250.

--------------------------------------------------------------------------------

 August 31, 2000                 BALANCED FUND                            45

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         14.10%                                                  19.47%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               Balanced     Balanced    S&P 500    Lehman Gov
                                 Fund         Blend      Index       & Corp
                             -------------  ---------   --------   -----------
           9/21/98              10,000        10,000     10,000      10,000
             11/98              11,054        10,881     11,396      10,120
              2/99              11,783        11,256     12,166       9,974
              5/99              12,466        11,612     12,832       9,945
              8/99              12,377        11,708     13,057       9,879
             11/99              12,621        12,152     13,778       9,987
              2/00              12,961        12,095     13,593      10,047
              5/00              13,460        12,457     14,177      10,133
           8/31/00              14,121        13,221     15,188      10,597


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $12,754,407
 NAV on 08/31/00: $13.11
 One year total return: 14.10%
 Net expense ratio: 0.82%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with Capital Guardian Trust Company

How did the Fund perform relative to its benchmark?
For the one year period ended August 31, 2000, the Fund outperformed the benchmark by 1.18%. The Fund remains overweight in equities relative to the benchmark which has been positive for overall performance as equity holdings outperformed the S&P 500 Index as well as fixed income returns.

Equity returns were led by stock selection in the Technology and Health Care names particularly holdings such as Applied Materials and PE Corp, which had 140% and 180% plus returns for the period, respectively. Being underweight in the technology sector helped in the second quarter of 2000 as the sector in general went through a tough stretch. Some of the other bigger contributors overall in the Fund were KLA Tencor (producer durables), AES Corp. (utilities) and AT&T Corp (communication services).

The fixed-income portion of the Fund was helped by our cautious stance toward interest rates. Our duration was lower than that of the index, which proved to be beneficial as rates rose. Our overweighting in corporate securities was a positive. Our position in high-yield corporate securities was beneficial as they had a strong period.

                                Top 10 Holdings


   1. U.S. Treasury Notes 6.88%
      due 05/15/06.............   6.12%
   2. Federal National Mortgage
      Association
      6.00% due 05/15/08.......   2.97%
   3. U.S. Treasury Notes 6.38%
      due 08/15/02.............   2.36%
   4. Government National
      Mortgage Association
      8.00% due 04/15/30.......   1.94%
   5. Government National
      Mortgage Association
      6.50% due 06/15/29.......   1.81%
   6. Federal National Mortgage
      Association
      6.25% due 05/15/29.......   1.81%
   7. Government National
      Mortgage Association
      7.00% due 11/25/28.......   1.80%
   8. Astrazeneca, Plc. - ADR
      (United Kingdom).........   1.63%
   9. Government National
      Mortgage Association
      7.00% due 09/15/28.......   1.53%
  10. Federal Home Loan Bank
      5.13% due 09/15/03.......   1.50%

 Portfolio holdings are subject to change.


What do you see ahead in the markets for the next fiscal year?
Recent data suggest the Fed has succeeded in letting some steam out of the economy. But it remains to be seen whether the recent pickup in inflation is temporary or the beginning of a more enduring trend. While the Federal Reserve may be nearing the end of its tightening cycle, additional rate hikes later in the year are possible.

We believe increasing our equity weighting is appropriate now that stocks have corrected. Within our U.S. equity portfolios, performance was helped in the second quarter by underweighting technology stocks and by owning high-quality names within our technology exposure. Now that valuations for many companies have been knocked down, we are acquiring names that we had liked but thought too expensive.

Within the fixed-income portion of the portfolio, we are gradually becoming less defensive in terms of duration, and are now only slightly short of the index. Widening credit spreads hurt our bond returns in the second quarter, but we believe there is value on a selective basis among corporate securities and we continue to have a larger-than-index weighting in that area. However, we are likely to keep our exposure to Treasury securities high on the long end of the yield curve, as Treasury bonds will become increasingly scarce if the Federal budget surplus continues to swell.

-------------------------------------------------------------------------------

 46                              BALANCED FUND                 August 31, 2000

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               SCHEDULE OF INVESTMENTS
               COMMON STOCK - 66.94%
               ADVERTISING - 0.54%
       1,000 * Doubleclick, Inc. ..............................   $       40,688
         400 * TMP Worldwide Inc. .............................           27,675
                                                                  --------------
                                                                          68,363
                                                                  --------------
               AEROSPACE/DEFENSE - 2.17%
       3,500   Lockheed Martin Corp. ..........................           99,313
       1,200   Raytheon Co., Class B...........................           33,375
       2,300   United Technologies Corp. ......................          143,605
                                                                  --------------
                                                                         276,293
                                                                  --------------
               AUTO - CARS - 0.26%
         613 * ANC Rental Co. .................................            4,288
       3,700   Autonation, Inc. ...............................           24,050
         300   DelpHi Automotive Systems Corp. ................            4,931
                                                                  --------------
                                                                          33,269
                                                                  --------------
               BANKS -  OTHER - 1.45%
       2,878   Bank of America Corp. ..........................          154,153
         700   Wells Fargo Co. ................................           30,231
                                                                  --------------
                                                                         184,384
                                                                  --------------
               BANKS -  REGIONAL - 0.99%
       3,600   BankOne Corp. ..................................          126,900
                                                                  --------------
               BEVERAGE -  SOFT DRINKS - 0.47%
       1,400   PepsiCo, Inc. ..................................           59,675
                                                                  --------------
               BROADCASTING - 2.89%
       1,500 * Adelphia Communications Corp., Class A..........           50,250
       2,100 * Cablevision Systems Corp., Class A..............          141,225
       1,000 * Charter Communications, Inc., Class A...........           15,313
       2,400 * Viacom, Inc., Class B...........................          161,550
                                                                  --------------
                                                                         368,338
                                                                  --------------
               BUILDING MATERIALS - 0.88%
       2,500   Lowe's Companies, Inc. .........................          112,031
                                                                  --------------
               CHEMICAL - MISCELLANEOUS - 0.30%
       1,000   Ecolab, Inc. ...................................           38,938
                                                                  --------------
               CONGLOMERATES - 0.93%
       1,000   Textron, Inc. ..................................           56,063
       1,100   Tyco International, Ltd. (Bermuda)..............           62,700
                                                                  --------------
                                                                         118,763
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               CONSUMER FINANCE - 0.77%
       3,500   Associates First Capital Corp. .................   $       98,438
                                                                  --------------
               COSMETICS/TOILETRIES - 0.21%
         700   Avon Products, Inc. ............................           27,431
                                                                  --------------
               DRUGS - 4.10%
       4,560   Astrazeneca, Plc. - ADR (United Kingdom)........          207,858
       1,500 * Forest Laboratories, Inc. ......................          146,813
       3,900   Pfizer, Inc. ...................................          168,675
                                                                  --------------
                                                                         523,346
                                                                  --------------
               ELECTRICAL EQUIPMENT - 0.85%
         800   Sony Corp. (Japan)..............................           91,400
         400 * Tycom Ltd. .....................................           16,650
                                                                  --------------
                                                                         108,050
                                                                  --------------
               ELECTRONIC EQUIPMENT - 1.54%
         800   Emerson Electric Co. ...........................           52,950
         500   General Electric Co. ...........................           29,344
       1,400 * Teradyne, Inc. .................................           90,738
         800   W. W. Grainger, Inc. ...........................           23,100
                                                                  --------------
                                                                         196,132
                                                                  --------------
               ENTERTAINMENT - 3.14%
       3,600   Carnival Corp., Class A.........................           71,775
       4,300 * Fox Entertainment Group, Inc. ..................          124,431
       2,700   Hasbro, Inc. ...................................           33,244
       2,000   Time Warner, Inc. ..............................          171,000
                                                                  --------------
                                                                         400,450
                                                                  --------------
               FERTLIIZERS - 0.17%
       1,500   IMC Global, Inc. ...............................           22,031
                                                                  --------------
               FINANCE COMPANIES - 1.02%
       1,567   Citigroup, Inc. ................................           91,454
         800   Household International, Inc. ..................           38,400
                                                                  --------------
                                                                         129,854
                                                                  --------------
               FOODS - 2.79%
       3,600   Campbell Soup Co. ..............................           91,350
       3,200   ConAgra, Inc. ..................................           58,600
       1,900   General Mills, Inc. ............................           61,038
         700   H. J. Heinz Co. ................................           26,687
       5,100   Kellogg Co. ....................................          118,256
                                                                  --------------
                                                                         355,931
                                                                  --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               FOOTWEAR - 0.50%
       1,600   NIKE, Inc., Class B.............................   $       63,300
                                                                  --------------
               GOVERNMENT SPONSORED - 0.83%
       2,700   USA Education, Inc. ............................          105,806
                                                                  --------------
               FUNERAL SERVICES - 0.07%
       4,000   Service Corp. International.....................            9,250
                                                                  --------------
               HEALTHCARE - 0.51%
         500 * PacifiCare Health Systems, Inc., Class A........           26,969
       2,700 * Quintiles Transnational Corp. ..................           37,631
                                                                  --------------
                                                                          64,600
                                                                  --------------
               HOSPITAL SUPPLIES - 1.00%
       1,500   Becton, Dickinson and Co. ......................           45,188
       1,600   Medtronic, Inc. ................................           82,000
                                                                  --------------
                                                                         127,188
                                                                  --------------
               HOUSEHOLD PRODUCTS - 0.54%
       1,900   Clorox Co. .....................................           68,756
                                                                  --------------
               INFORMATION PROCESSING -
               BUSINESS SOFTWARE - 0.86%
       3,400 * Peoplesoft, Inc. ...............................          109,650
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER HARDWARE - 2.03%
       4,500   Compaq Computer Corp. ..........................          153,281
       1,700 * Dell Computer Corp. ............................           74,163
         100 * MIPS Technologies, Inc. ........................            5,725
         500 * MIPS Technologies, Inc., Class B................           25,875
                                                                  --------------
                                                                         259,044
                                                                  --------------
               INFORMATION PROCESSING -
               COMPUTER SERVICES - 0.49%
         900 * Checkfree Holdings Corp. .......................           46,631
       1,900 * Genuity, Inc. ..................................           16,388
                                                                  --------------
                                                                          63,019
                                                                  --------------
               INFORMATION PROCESSING -
               CONSUMER SOFTWARE - 0.32%
         600 * Macromedia, Inc. ...............................           41,466
                                                                  --------------

--------------------------------------------------------------------------------

 August 31, 2000           BALANCED FUND - CONTINUED                     47

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               INFORMATION PROCESSING -
               DATA SERVICES - 1.46%
       1,600   Autodesk, Inc. .................................   $       45,000
       1,500   Galileo International, Inc. ....................           27,938
         500   Hewlett Packard Co. ............................           60,375
         400   International Business Machines Corp. ..........           52,800
                                                                  --------------
                                                                         186,113
                                                                  --------------
               INFORMATION PROCESSING -
               NETWORKING - 1.37%
       1,200 * Cisco Systems, Inc. ............................           82,200
         400 * Intersil Holding Corp. .........................           21,600
         300 * PMC-Sierra, Inc. ...............................           70,800
                                                                  --------------
                                                                         174,600
                                                                  --------------
               INSURANCE - CASUALTY - 0.22%
         600   St. Paul Companies, Inc. .......................           28,575
                                                                  --------------
               INSURANCE - LIFE - 0.46%
         400   Jefferson-Pilot Corp. ..........................           26,475
         600   Lincoln National Corp. .........................           32,400
                                                                  --------------
                                                                          58,875
                                                                  --------------
               INSURANCE - MISCELLANEOUS - 1.41%
           2 * Berkshire Hathaway, Inc. Class A................          115,400
       1,050   PMI Group, Inc. ................................           65,100
                                                                  --------------
                                                                         180,500
                                                                  --------------
               INSURANCE - MULTILINE - 1.98%
       1,000   Allstate Corp. .................................           29,063
       1,400   Cincinnati Financial Corp. .....................           54,425
       1,300   Hartford Financial Services Group...............           86,612
       1,200   XL Capital, Ltd. ...............................           82,724
                                                                  --------------
                                                                         252,824
                                                                  --------------
               MACHINERY - INDUSTRIAL/SPECIALTY -  1.77%
       2,200   Dover Corp. ....................................          107,525
       2,100   Illinois Tool Works, Inc. ......................          117,731
                                                                  --------------
                                                                         225,256
                                                                  --------------
               MEDICAL TECHNOLOGY - 1.81%
       2,700 * Guidant Corp. ..................................          181,743
         500   PE Corp - PE Biosystems Group...................           49,187
                                                                  --------------
                                                                         230,930
                                                                  --------------

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
               MERCHANDISING - MASS - 0.19%
         500   Wal-Mart Stores, Inc. .........................   $       23,719
                                                                 --------------
               MERCHANDISE - SPECIALTY - 0.50%
       1,500   Dollar General Corp. ..........................           30,844
         900 * Williams-Sonoma, Inc. .........................           32,344
                                                                 --------------
                                                                         63,188
                                                                 --------------
               METALS - ALUMINUM - 0.26%
       1,000   Alcoa, Inc. ...................................           33,250
                                                                 --------------
               MISCELLANEOUS - 0.81%
       1,705 * Agilent Technologies, Inc. ....................          102,833
                                                                 --------------
               MULTIMEDIA - 0.55%
       3,300 * Cadence Design Systems, Inc. ..................           70,125
                                                                 --------------
               OIL - INTEGRATED INTERNATIONAL - 1.47%
         300   Chevron Corp. .................................           25,350
       1,728   Exxon Mobil Corp. .............................          141,047
         400   Texaco, Inc. ..................................           20,600
                                                                 --------------
                                                                        186,997
                                                                 --------------
               OIL - SERVICE - PRODUCTS - 0.87%
       1,600   Shell Transport & Trading - ADR (United
               Kingdom).......................................           82,300
         600   Weatherford International, Inc. ...............           28,163
                                                                 --------------
                                                                        110,463
                                                                 --------------
               OIL - SERVICES - 0.69%
       2,400   Baker Hughes, Inc. ............................           87,750
                                                                 --------------
               OIL/GAS PRODUCERS - 0.37%
         800   Transocean Sedco Forex, Inc. ..................           47,800
                                                                 --------------
               PAPER/FOREST PRODUCTS - 0.23%
         500   Kimberly-Clark Corp. ..........................           29,250
                                                                 --------------
               RAILROAD - 0.37%
         800   Canadian National Railway Co. (Canada).........           23,550
         600   Union Pacific Corp. ...........................           23,850
                                                                 --------------
                                                                         47,400
                                                                 --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.42%
       3,200   Indymac Mortgage Holdings, Inc. ...............           54,000
                                                                 --------------

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
               RESTAURANTS - 0.58%
       1,500   McDonald's Corp. ...............................   $       44,813
         800 * Starbucks Corp. ................................           29,300
                                                                  --------------
                                                                          74,113
                                                                  --------------
               SAVINGS & LOAN - 0.47%
       1,708   Washington Mutual, Inc. ........................           59,780
                                                                  --------------
               SEMICONDUCTOR EQUIPMENT - 2.18%
       1,000 * Applied Materials, Inc. ........................           86,313
       1,300 * KLA-Tencor Corp. ...............................           85,313
       1,500 * LAM Research Corp. .............................           45,187
       1,000 * Novellus Systems, Inc. .........................           61,562
                                                                  --------------
                                                                         278,375
                                                                  --------------
               SEMICONDUCTORS - 4.82%
       1,800 * Advanced Micro Devices, Inc. ...................           67,725
         800 * Altera Corp. ...................................           51,850
         600 * Applied Micro Circuits Corp. ...................          121,763
         900 * Credence Systems Corp. .........................           52,706
         800 * Intel Corp. ....................................           59,900
         500 * Maxim Integrated Products, Inc. ................           43,844
         800 * Micron Technology, Inc. ........................           65,399
         200 * Newfocus, Inc. .................................           27,612
       1,450   Texas Instruments, Inc. ........................           97,059
         300 * Xilinx, Inc. ...................................           26,662
                                                                  --------------
                                                                         614,520
                                                                  --------------
               TELECOMMUNICATIONS - 4.55%
         850   AT&T Corp. .....................................           26,775
       6,000 * AT&T Corp. - Liberty Media Corp. ...............          128,250
       1,500   Ericsson LM TEL Co. - ADR,
               Series B (Sweden)...............................           30,750
         500   Lucent Technologies, Inc. ......................           20,906
       3,700   Nokia Corp. - ADR,
               Series A (Finland)..............................          166,268
       1,019 * Qwest Communications International..............           52,596
       1,200 * RF Micro Devices, Inc. .........................           53,550
         300 * Voicestream Wireless Corp. .....................           33,769
       1,842 * Worldcom, Inc. .................................           67,233
                                                                  --------------
                                                                         580,097
                                                                  --------------
               TEXTILE - PRODUCTS - 0.27%
       1,500   V. F. Corp. ....................................           34,313
                                                                  --------------

--------------------------------------------------------------------------------

 48                        BALANCED FUND - CONTINUED          August 31, 2000

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
                  TOBACCO - 0.23%
       1,000      Philip Morris Companies, Inc. ..............   $       29,625
                                                                 --------------
                  UTILITIES - COMMUNICATION - 0.85%
       2,200      Sprint Corp., FON Group.....................           73,700
         700 *    Sprint Corp., PCS Group.....................           35,131
                                                                 --------------
                                                                        108,831
                                                                 --------------
                  UTILITIES - ELECTRIC - 2.04%
       1,900 *    AES Corp. ..................................          121,125
       2,200      American Electric Power, Inc. ..............           77,550
       2,100      Cinergy Corp. ..............................           61,688
                                                                 --------------
                                                                        260,363
                                                                 --------------
                  UTILITIES - GAS, PIPELINE - 1.12%
       3,100      Williams Companies, Inc. ...................          142,794
                                                                 --------------
                  TOTAL COMMON STOCK
                  (Cost $7,077,673)...........................        8,537,955
                                                                 --------------
     PAR
    VALUE
 -----------

                  CORPORATE BONDS - 8.40%
                  AIRLINES - 0.72%
    $ 97,955      Airplanes Pass-Thru Trust, Series I, Class C
                  8.15% due 03/15/11..........................           91,625
                                                                 --------------
                  BROADCASTING - 0.65%
     100,000(1)   Fox/Liberty Networks, LLC.,
                  9.75% due 08/15/07..........................           83,000
                                                                 --------------
                  ELECTRICAL EQUIPMENT - 0.76%
     100,000      Philips Electronics NV, (Netherlands) 7.20%
                  due 06/01/26................................           96,275
                                                                 --------------
                  FINANCE COMPANIES - 0.60%
      80,000      Discover Card Master Trust I,
                  5.60% due 05/16/06..........................           76,552
                                                                 --------------
                  FINANCIAL SERVICES - 2.08%
     100,000      Ford Motor Credit Co.,
                  5.80% due 01/12/09..........................           81,513
     100,000      Charter Communications Holding, 8.25% due
                  04/01/07....................................           91,500
     100,000      Household Finance Corp.,
                  6.40% due 06/17/08..........................           92,283
                                                                 --------------
                                                                        265,296
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  FOODS - 0.71%
    $100,000      Nabisco, Inc., 7.55% due 06/15/15...........   $       90,610
                                                                 --------------
                  MERCHANDISE - SPECIALTY - 0.35%
      64,000      Amazon.com, Inc.,
                  4.75% due 02/01/09..........................           44,880
                                                                 --------------
                  POLLUTION CONTROL - 0.75%
     100,000      WMX Technologies, Inc.,
                  7.10% due 08/01/26..........................           95,950
                                                                 --------------
                  TELECOMMUNICATIONS - 1.03%
     100,000(1)   Nextel Communications, Inc.,
                  9.95% due 02/15/08..........................           76,000
      50,000(2)   Omnipoint Corp.,(Cost $53,375 purchased at
                  01/10/00)
                  11.50% due 09/15/09.........................           55,875
                                                                 --------------
                                                                        131,875
                                                                 --------------
                  UTILITIES - COMMUNICATION - 0.75%
     100,000      GTE Corp.,
                  7.90% due 02/01/27..........................           95,855
                                                                 --------------
                  TOTAL CORPORATE BONDS
                  (Cost $1,137,466)...........................        1,071,918
                                                                 --------------
                  U.S. GOVERNMENT - 22.63%
                  FEDERAL AGENCIES - 13.36%
     200,000      Federal Home Loan Bank,
                  5.13% due 09/15/03..........................          191,374
                  Federal National Mortgage Association:
     250,000      6.25% due 05/15/29..........................          231,173
     400,000      6.00% due 05/15/08..........................          378,935
                  Government National Mortage Association:
     242,962      8.00% due 04/15/30..........................          246,303
     233,813      7.00% due 11/25/28..........................          229,429
     199,057      7.00% due 09/15/28..........................          195,325
     241,037      6.50% due 06/15/29..........................          231,396
                                                                 --------------
                                                                      1,703,935
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             U.S. TREASURY NOTES - 9.27%
    $750,000 6.88% due 05/15/06...............................   $      780,818
     300,000 6.38% due 08/15/02...............................          300,891
     100,000 6.25% due 02/15/03...............................          100,233
                                                                 --------------
                                                                      1,181,942
                                                                 --------------
             TOTAL U.S. GOVERNMENT -
             (Cost $2,885,753)................................        2,885,877
                                                                 --------------
             CORPORATE SHORT-TERM -
             REPURCHASE AGREEMENT - 1.73%
             BANKS - OTHER - 1.73%
     221,000 State Street Bank,
             6.42% dated 08/31/00, to be repurchased at
             $221,039 on 09/01/00, collateralized by U.S.
             Treasury Notes, 6.63%, 07/31/01, with a par value
             of $230,000
             (Cost $221,000)..................................          221,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $11,321,892) - 99.70%......................   $   12,716,750
                                                                 --------------
             *Non-income producing

---------------
(1) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of this security was $55,875 representing 0.44% of net assets.

--------------------------------------------------------------------------------

 August 31, 2000             HIGH YIELD BOND FUND                    49

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
          6.01%                                                   5.88%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               High Yield           Salomon Bros
                                Bond Fund         High Yield Index*
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,544                 10,357
              2/99              10,705                 10,417
              5/99              10,719                 10,556
              8/99              10,540                 10,430
             11/99              10,691                 10,442
              2/00              10,828                 10,467
              5/00              10,652                 10,152
           8/31/00              11,173                 10,570

* Reflects returns from October 1, 1998 to August 31, 2000, because the benchmark's value is only published at the end of the month.

 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $5,829,576
 NAV on 08/31/00: $9.28
 One year total return: 6.01%
 Net expense ratio: 0.99%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Gordon Massie, American General Investment Management, L.P. ("AGIM")

How did the Fund perform relative to its benchmark?
For the year ending August 31, 2000, the Fund had a net return of 6.01%, or 4.66% greater then the index.

How did bonds in this category perform over the past fiscal year?
During this year ending August 31, 2000, high yield bonds returned 1.35%, as measured by the Solomon Brothers High Yield Market Index.

What were the major developments in the fixed-income market that enhanced the Fund's performance?
The key element of the Fund's out-performance was a very low default rate relative to the high yield market. Also, the average credit quality of bonds in the Fund was somewhat higher than the high yield market.

What events were disappointing for the Fund?
Rate increases throughout the last twelve months by the Federal Reserve have caused downward pressure on prices of bonds in the Fund. The Fund also incurred losses resulting from exposure to Theater companies.

Top 10 Holdings

   1. Hayes Wheels
      International Inc.,
      11.00% due 07/15/06......   3.42%
   2. Ono Finance Plc, 13.00%
      due 05/01/09.............   3.26%
   3. Energis, Plc. 9.97% due
      06/15/2009...............   2.90%
   4. ICN Pharmaceuticals,
      Inc., 9.75% due
      11/15/08.................   2.53%
   5. Caithness Coso Fund Corp.
      9.05% due 12/15/09.......   2.14%
   6. Hollywood Casino
      Shreveport 13.00% due
      08/01/06.................   1.84%
   7. Leviathan Gas Pipeline
      Partner, Series B
      10.38% due 06/01/09......   1.79%
   8. GT Group Telecom, 13.25%
      due 02/01/10.............   1.77%
   9. Exodus Communications,
      Inc., 11.63% due
      07/15/10.................   1.75%
  10. Lyondell Chemical Co.,
      11.63% due 07/15/10......   1.74%

 Portfolio holdings are subject to change.


What do you see ahead in this segment of the fixed-income market for the next fiscal period?
We expect to see stable interest rates and a continued strong domestic economy over the next twelve months. A gradual decline in defaults should lead to improving high yield returns.

-------------------------------------------------------------------------------

 50                    HIGH YIELD BOND FUND - CONTINUED        August 31, 2000

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS
                  CORPORATE BONDS - 88.38%
                  ADVERTISING - 3.40%
 $    50,000      Anvil Knitwear, Inc., Class B
                   10.88% due 03/15/07........................   $       43,750
     100,000      Bell Sports, Inc.,
                   11.00% due 08/15/08........................           99,500
     100,000      Galey & Lord, Inc.,
                   9.13% due 03/01/08.........................           55,000
                                                                 --------------
                                                                        198,250
                                                                 --------------
                  AUTO - ORIGINAL EQUIPMENT - 0.38%
      25,000      Stanadyne Automotive Corp.,
                   10.25% due 12/15/07........................           22,125
                                                                 --------------
                  AUTO - REPLACEMENT PARTS - 3.77%
     200,000      Hayes Wheels International, Inc.,
                   11.00% due 07/15/06........................          199,500
      25,000      The Pep Boys-Manny, Moe & Jack,
                   6.52% due 07/16/07.........................           20,548
                                                                 --------------
                                                                        220,048
                                                                 --------------
                  BROADCASTING - 5.62%
      25,000      Coaxial Communication, Inc.,
                   10.00% due 08/15/06........................           24,625
      50,000      Cumulus Media, Inc.,
                   10.38% due 07/01/08........................           45,500
      50,000      Echostar DBS Corp.,
                   9.38% due 02/01/09.........................           49,375
     100,000(1)   Frontiervision Holdings LP,
                   11.88% due 09/15/07........................           87,250
     100,000(1)   Golden Sky DBS, Inc.,
                   13.50% due 03/01/07........................           71,000
      50,000      Spanish Broadcasting System, Inc.,
                   9.63% due 11/0/09..........................           49,750
                                                                 --------------
                                                                        327,500
                                                                 --------------
                  BUILDING MATERIALS - 0.84%
     100,000 *    Uniforet, Inc.,
                   11.13% due 10/15/06........................           49,000
                                                                 --------------
                  CHEMICAL - MAJOR - 0.66%
      50,000      Royster-Clark, Inc..
                   10.25 04/01/2009...........................           38,500
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  CHEMICAL - MISCELLANEOUS - 2.50%
 $    50,000      Borden Chemical & Plastics, Ltd.,
                   9.50% due 05/01/05.........................   $       43,875
     100,000      Lyondell Chemical Co.,
                   9.63% due 05/01/07.........................          101,625
                                                                 --------------
                                                                        145,500
                                                                 --------------
                  CONSUMER FINANCE - 0.84%
      50,000      AmeriCredit Corp.,
                   9.25% due 02/01/04.........................           49,062
                                                                 --------------
                  CONTAINERS - METAL/GLASS - 0.45%
      50,000      Owens Corning,
                   7.50% due 05/01/05.........................           26,250
                                                                 --------------
                  CONTAINERS - PAPER - 0.75%
      50,000      Packaged Ice, Inc., Series B,
                   9.75% due 02/01/05.........................           44,000
                                                                 --------------
                  DRUGS - 3.44%
     150,000(2)   ICN Pharmaceuticals, Inc.,
                   8.75% due 11/15/08 (Cost $147,157 purchased
                  at 12/09/99 - 08/04/00).....................          147,563
      50,000      King Pharmaceuticals, Inc.,
                   10.75% due 02/15/09........................           53,000
                                                                 --------------
                                                                        200,563
                                                                 --------------
                  ENTERTAINMENT - 5.56%
     100,000      Aztar Corp.,
                   8.88% due 05/15/07.........................           97,250
     100,000      Hollywood Casino Shreveport,
                   13.00% due 08/01/06........................          107,250
      50,000      Isle Of Capri Casinos,
                   8.75% due 04/15/09.........................           46,750
      50,000      MTS, Inc.,
                   9.38% due 05/01/05.........................           21,750
      50,000      Riviera Black Hawk, Inc.,
                   13.00% due 05/01/05........................           51,000
                                                                 --------------
                                                                        324,000
                                                                 --------------
                  FINANCE COMPANIES - 1.35%
     100,000      Meditrust Companies,
                   7.51% due 09/26/03.........................           78,729
                                                                 --------------
                  FINANCIAL SERVICES - 4.12%
      50,000      Charter Communications Holding,
                   10.25% due 01/15/10........................           50,000
     200,000      Ono Finance Co., Plc,
                   13.00% due 05/01/09........................          190,000
                                                                 --------------
                                                                        240,000
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  FOODS - 1.32%
 $   100,000      Agrilink Foods, Inc.,
                   11.88% due 11/01/08........................   $       77,000
                                                                 --------------
                  HEALTHCARE - 3.01%
      50,000      Iasis Healthcare Corp,
                   13.00% due 10/15/09........................           51,250
      50,000      Unilab Finance Corp,
                   12.75% due 10/01/09........................           54,000
     100,000      Universal Hospital Services,
                   10.25% due 03/01/08........................           70,000
                                                                 --------------
                                                                        175,250
                                                                 --------------
                  HOME BUILDERS - 0.81%
      50,000      Beazer Homes USA, Inc.,
                   8.88% due 04/01/08.........................           47,125
                                                                 --------------
                  HOSPITAL MANAGEMENT - 0.90%
      50,000      Lifepoint Hospitals Holding,
                   10.75% due 05/15/09........................           52,500
                                                                 --------------
                  INFORMATION PROCESSING -
                  BUSINESS SOFTWARE - 1.25%
      75,000      Northpoint Communication, Inc.,
                   12.88% due 02/15/10........................           72,938
                                                                 --------------
                  INFORMATION PROCESSING -
                  COMPUTER SERVICES - 1.43%
      25,000      Globix Corp.,
                   12.50% due 02/01/10........................           19,000
      75,000      PSINET, Inc.,
                   11.00% due 08/01/09........................           64,500
                                                                 --------------
                                                                         83,500
                                                                 --------------
                  INFORMATION PROCESSING -
                  NETWORKING - 3.14%
     125,000(2)   Condor Systems, Inc.,
                   11.88% due 05/01/09 (Cost $110,000
                  purchased at 04/08/99 & 02/16/00)...........           81,250
     100,000      Exodus Communications, Inc.,
                   11.63% due 07/15/10........................          101,750
                                                                 --------------
                                                                        183,000
                                                                 --------------

--------------------------------------------------------------------------------

 August 31, 2000        HIGH YIELD BOND FUND - CONTINUED               51

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  LEISURE TIME - 0.88%
 $    50,000      Hollywood Park, Inc., Series B
                   9.25% due 02/15/07.........................   $       51,125
                                                                 --------------
                  LODGING - 3.91%
                  Crown Castle International Holding:
     100,000(1)    10.63% due 11/15/07........................           78,500
     100,000(1)    10.38% due 05/15/11........................           65,000
      85,000      Prime Hospitality Corp.,
                   9.75% due 04/01/07.........................           84,575
                                                                 --------------
                                                                        228,075
                                                                 --------------
                  MACHINERY - CONSTRUCTION &
                  CONTRACTS - 1.57%
      50,000(2)   Lennar Corp.,
                   9.95% due 05/01/10 (Cost $46,157 purchased
                  at 04/28/00)................................           51,250
      50,000      National Equipment Services,
                   10.00% due 11/30/04........................           40,000
                                                                 --------------
                                                                         91,250
                                                                 --------------
                  MACHINERY - INDUSTRIAL/SPECIALTY -  1.34%
     100,000      General Binding Corp.,
                   9.38% due 06/01/08.........................           78,000
                                                                 --------------
                  MEDICAL TECHNOLOGY - 1.22%
     100,000      Pharmerica, Inc.,
                   8.38% due 04/01/08.........................           71,000
                                                                 --------------
                  MERCHANDISE - DRUG - 0.43%
      25,000      Express Scripts, Inc.,
                   9.63% due 06/15/09.........................           25,000
                                                                 --------------
                  METALS - STEEL - 3.84%
     100,000      Metals USA, Inc.,
                   8.63% due 02/15/08.........................           90,000
     100,000      Renco Steel Holdings, Series B,
                   10.88% due 02/01/05........................           86,000
      50,000      WCI Steel, Inc.,
                   10.00% due 12/01/04........................           48,000
                                                                 --------------
                                                                        224,000
                                                                 --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             MISCELLANEOUS - 0.39%
 $    25,000 Pierce Leahy,
              8.13% due 05/15/08...............................   $       22,625
                                                                  --------------
             NATURAL GAS - DIVERSIFIED - 1.79%
     100,000 Leviathan Gas Pipeline Partner Co., Series B,
              10.38% due 06/01/09..............................          104,500
                                                                  --------------
             OIL - SERVICE - PRODUCTS - 0.43%
      25,000 Triton Energy, Ltd.,
              9.25% due 04/15/05...............................           25,125
                                                                  --------------
             OIL - SERVICES - 1.25%
      75,000 Grey Wolf, Inc.,
              8.88% due 07/01/07...............................           73,125
                                                                  --------------
             OIL/GAS PRODUCERS - 2.62%
     100,000 HS Resources, Inc.,
              9.25% due 11/15/06...............................          101,000
      50,000 Swift Energy Co.,
              10.25% due 08/01/09..............................           51,688
                                                                  --------------
                                                                         152,688
                                                                  --------------
             PAPER/FOREST PRODUCTS - 1.16%
      75,000 Bear Island, LLC, Series B,
              10.00% due 12/01/07..............................           67,500
                                                                  --------------
             POLLUTION CONTROL - 0.77%
      50,000 Allied Waste North America, Inc.,
              10.00% due 08/01/09..............................           44,688
                                                                  --------------
             PUBLISHING/PRINTING - 1.30%
      25,000 Transwestern Publishing Co.,
              9.63% due 11/15/07...............................           24,688
      25,000 TV Guide, Inc., Class A
              8.13% due 03/01/09...............................           25,219
      25,000 Ziff Davis Media, Inc.,
              12.00% due 07/15/10..............................           25,906
                                                                  --------------
                                                                          75,813
                                                                  --------------
             REAL ESTATE INVESTMENT TRUSTS - 0.83%
      55,000 Omega Healthcare Investors, Inc.,
              6.95% due 06/15/02...............................           48,128
                                                                  --------------

     PAR
    VALUE                                                       MARKET VALUE

-----------------------------------------------------------------------------
                  RESTAURANTS - 0.81%
 $    50,000      Perkins Family Restaurants,
                   10.13% due 12/15/07......................   $       47,500
                                                               --------------
                  SAVINGS & LOAN - 0.94%
      60,000      Western Financial Bank,
                   8.88% due 08/01/07.......................           54,600
                                                               --------------
                  SCHOOLS - 1.57%
     100,000      Kindercare Learning Centers, Inc.,
                   9.50% due 02/15/09.......................           91,750
                                                               --------------
                  TELECOMMUNICATIONS - 12.19%
      30,000      Amphenol Corp.,
                   9.88% due 05/15/07.......................           30,225
      80,000(1)   Benedek Communications,
                   13.25% due 05/15/06......................           66,400
      75,000      Covad Communications Group, Inc.,
                   12.00% due 02/15/10......................           57,750
     100,000      Global Crossing, Ltd.,
                   9.63% due 05/15/08.......................          101,000
     200,000      GT Group Telecom,(1)(2)
                   13.25% due 02/01/10 (Cost $105,302
                  purchased at 01/27/00)....................          103,000
     100,000      Level 3 Communications, Inc.,
                   12.88% due 03/15/10......................           56,750
     105,000(1)   Microcell Telecommunications,
                   12.00% due 06/01/09......................           76,125
                  Nextel Communications, Inc.,
     100,000       10.75% due 06/01/09......................           96,750
      25,000       9.38% due 11/15/09.......................           24,406
      75,000 *    Orbcomm Global, Series B,
                   14.00% due 08/15/04......................           11,250
      50,000      Williams Communications Group,
                   10.88% due 10/01/09......................           48,187
     100,000      WinStar Communications, Inc.,(1)(2)
                   14.75% due 04/15/10 (Cost $47,750
                  purchased at 04/07/00)....................           39,500
                                                               --------------
                                                                      711,343
                                                               --------------
                  TOBACCO - 1.46%
     100,000      Standard Commercial Corp.,
                   8.88% due 08/01/05.......................           85,125
                                                               --------------

--------------------------------------------------------------------------------

 52                    HIGH YIELD BOND FUND - CONTINUED      August 31, 2000

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  UTILITIES - ELECTRIC - 2.14%
 $   125,000      Caithness Coso Fund Corp.,
                   9.05% due 12/15/09.........................   $      124,531
                                                                 --------------
                  TOTAL COPORATE BONDS
                  (Cost $5,499,746)...........................        5,152,331
                                                                 --------------
                  FOREIGN CORPORATE BONDS - 6.92%
                  MISCELLANEOUS - 1.58%
     200,000(1)   United Pan - Europe Communications N.V.,
                  (Netherlands)
                   13.75% due 02/01/10........................           92,000
                                                                 --------------
                  TELECOMMUNICATIONS - 5.34%
     170,000      Energis, Plc., (United Kingdom)
                   9.75% due 06/15/09.........................          169,150
      50,000(1)   British Telecom Group, Plc.,
                  (United Kingdom)
                   12.50% due 02/01/07........................           47,750
      25,000(1)   Telewest Communications, Plc., (United
                  Kingdom)
                   11.00% due 10/01/07........................           23,875
      75,000      Versatel Telecom International,
                  (Netherlands)
                   13.25% due 05/15/08........................           70,500
                                                                 --------------
                                                                        311,275
                                                                 --------------
                  TOTAL FOREIGN CORPORATE BONDS
                  (Cost $315,124).............................          403,275
                                                                 --------------
   NUMBER
  OF SHARES
 -----------

                  PREFERRED STOCK - 0.86%
                  FINANCIAL SERVICES - 0.86%
         500(3)   Adelphia Communications Corp.
                   (Cost $50,875).............................           50,125
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE SHORT-TERM -
             REPURCHASE AGREEMENT - 2.57%
             BANKS - OTHER - 2.57%
 $   150,000 State Street Bank, 6.42% dated 08/31/00, to be
             repurchased at $150,027 on 09/01/00,
             collateralized by U.S. Treasury Notes,
             6.63%, 07/31/01, with a par value
             of $155,000
             (Cost $150,000)..................................   $      150,000
                                                                 --------------
             TOTAL INVESTMENT
             (Cost $6,015,745) - 98.73%.......................   $    5,755,731
                                                                 --------------

---------------
* Non-income producing. Issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payments.
(1) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of these securities was $422,563 representing 7.25% of net assets.
(3) Non-income producing.

--------------------------------------------------------------------------------

 August 31, 2000              STRATEGIC BOND FUND                     53

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
          8.43%                                                   6.43%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               Strategic            Lehman Bros
                                Bond Fund         Aggregate Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,344                 10,115
              2/99              10,424                 10,038
              5/99              10,451                 10,037
              8/99              10,409                  9,958
             11/99              10,721                 10,109
              2/00              10,767                 10,149
              5/00              10,692                 10,248
           8/31/00              11,286                 10,709


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $5,869,592
 NAV on 08/31/00: $9.82
 One year total return: 8.43%
 Net expense ratio: 0.89%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Steven Guterman, AGIM

How did the Fund perform relative to its benchmark?
For the year ending August 31, 2000 the Fund returned 9.38% on a gross basis and 8.43% after expenses. This compares favorable with the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, that returned 7.55% providing out-performance of 0.88%.

How did bonds in this category perform over the past fiscal year?
The Fund invests in four groups of bonds; investment grade, high yield, emerging market debt and non-dollar bonds, to take advantage of the low correlation between these groups. True to the low correlations, over the past 12 months the range of returns recorded has been very diverse. Emerging market debt was the star with returns over 30% (more like equity returns) followed by investment grade that returned close to the coupon at 7.55%. Non-dollar bonds was the Fund's smallest allocation and provided the worst returns at negative 5.69%. High yield bonds just managed to remain in positive territory returning 1.35%.

Top 10 Holdings

   1. Federal National Mtg.
      Association,
      8.00% due 08/01/29.......  6.09%
   2. Federal National Mtg.
      Association,
      5.00% due 01/01/29.......  5.59%
   3. Federal Home Loan Mtg.
      Corp.,
      6.00% due on 01/01/30....  3.96%
   4. United Mexico States,
      Series W-B,
      6.25% due 12/31/19.......  3.82%
   5. Federal Home Loan Mtg.
      Corp,
      7.00% due 06/01/29.......  3.29%
   6. Southwestern Bell
      Telephone Co.,
      6.55% due 10/07/08.......  3.22%
   7. Hellenic Republic
      (Greece), 8.80% due
      06/19/07.................  2.57%
   8. Argentina; Republic of
      6.81% due 03/31/05.......  2.50%
   9. Federal Home Loan Mtg.
      Corp, 6.50% due
      07/01/29.................  2.28%
  10. ICN Pharmaceuticals,
      Inc., 9.75% due
      11/15/08.................  2.10%

 Portfolio holdings are subject to change.


What were the major developments in the fixed-income market that enhanced the Fund's performance?
The key elements of the Fund's performance can be traced to the extraordinary performance of emerging market debt. Emerging market counties recovered significantly from the 1998 Asian and Russian monetary crisis significantly pushing up bond prices in that sector. An additional contributor was the low level of defaults in the portfolio relative to the high yield market, driven by the slightly higher credit quality.

What events were disappointing for the Fund?
Fixed income markets have been hurt this last year by two forces. First, in an attempt to slow down the U.S. economic growth rate the Federal Reserve raised interest rates, which forces bond prices down. Second, the bond market has seen a rising number of defaults on corporate debt which widened yield spreads as investors demanded increased risk premiums.

What do you see ahead in this segment of the fixed-income market for the next fiscal period?
The fixed income markets are now in a good position. The Fed has signaled the market that they are back to a wait and see attitude as higher interest rates along with volatile equity prices and high energy prices seems to have slowed the U.S. economic growth rates back to sustainable non-inflationary levels. Fed Chairman Alan Greenspan may go down in history as the smartest/luckiest central banker in the history of the world, for steering the U.S. into the longest continuous growth expansion. Despite the higher default levels in the high yield and investment grade corporate markets the current higher yields provide good compensation for the risk and the possibility for capital appreciation if yields should drop.

-------------------------------------------------------------------------------

 54                           STRATEGIC BOND FUND             August 31, 2000

     PAR
    VALUE                                                  MARKET VALUE

--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS
                  CORPORATE BONDS - 53.90%
                  APPAREL & PRODUCTS - 0.23%
 $    25,000      Galey & Lord, Inc.,
                  9.13% due 03/01/08...................   $       13,750
                                                          --------------
                  AUTO - ORIGINAL EQUIPMENT - 0.75%
      50,000      Stanadyne Automotive Corp,
                  10.25% due 12/15/07..................           44,250
                                                          --------------
                  AUTO - REPLACEMENT PARTS - 0.35%
      25,000      The Pep Boys-Manny, Moe & Jack,
                  6.52% due 07/16/07...................           20,548
                                                          --------------
                  BROADCASTING - 3.56%
      25,000      Coaxial Communication, Inc.,
                  10.00% due 08/15/06..................           24,625
     100,000      Cumulus Media, Inc.,
                  10.38% due 07/01/08..................           91,000
      50,000(1)   Frontiervision Holdings LP,
                  11.88% due 09/15/07..................           43,625
      50,000      Spanish Broadcasting System, Inc.,
                  9.63% due 11/01/09...................           49,750
                                                          --------------
                                                                 209,000
                                                          --------------
                  BUILDING MATERIALS - 0.42%
      50,000 *    Uniforet Inc.,
                  11.13% due 10/15/06..................           24,500
                                                          --------------
                  CHEMICAL - MAJOR - 0.66%
      50,000      Royster-Clark, Inc.,
                  10.25% due 04/01/09..................           38,500
                                                          --------------
                  CHEMICAL - MISCELLANEOUS - 0.75%
      50,000      Borden Chemical & Plastics, Ltd.,
                  9.50% due 05/01/05...................           43,875
                                                          --------------
                  CONSUMER FINANCE - 0.42%
      25,000      AmeriCredit Corp.,
                  9.25% due 02/01/04...................           24,531
                                                          --------------
                  CONTAINERS - METAL/GLASS - 0.45%
      50,000      Owens Corning,
                  7.50% due 05/01/05...................           26,250
                                                          --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  DRUGS - 2.10%
 $   125,000(2)   ICN Pharmaceuticals, Inc.,
                   8.75% due 11/15/08 (Cost  $126,123,
                   purchased at 11/25/98 & 07/25/00)..........   $      122,969
                                                                 --------------
                  ENTERTAINMENT - 4.29%
      50,000      Aztar Corp.,
                   8.88% due 05/15/07.........................           48,625
     100,000      Hollywood Casino Shreveport,
                   13.00% due 08/01/06........................          107,250
      25,000      Isle Of Capri Casinos,
                   8.75% due 04/15/09.........................           23,375
      50,000      MTS, Inc.,
                   9.38% due 05/01/05.........................           21,750
      50,000      Riviera Black Hawk, Inc.,
                   13.00% due 05/01/05........................           51,000
                                                                 --------------
                                                                        252,000
                                                                 --------------
                  FINANCIAL SERVICES - 2.47%
      50,000      Charter Communications Holding,
                   10.25% due 01/15/10........................           50,000
     100,000      Ono Finance, Plc.,
                   13.00% due 05/01/09........................           95,000
                                                                 --------------
                                                                        145,000
                                                                 --------------
                  FOODS - 0.66%
      50,000      Agrilink Foods, Inc.,
                   11.88% due 11/01/08........................           38,500
                                                                 --------------
                  HEALTHCARE - 1.51%
      25,000      Iasis Healthcare Corp.,
                   13.00% due 10/15/09........................           25,625
      90,000      Universal Hospital Services, Inc.,
                   10.25% due 03/01/08........................           63,000
                                                                 --------------
                                                                         88,625
                                                                 --------------
                  HOME BUILDERS - 0.82%
                  Beazer Homes USA, Inc.,
      25,000       9.00% due 03/01/04.........................           24,375
      25,000       8.88% due 04/01/08.........................           23,563
                                                                 --------------
                                                                         47,938
                                                                 --------------
                  HOSPITAL MANAGEMENT - 1.34%
      75,000      Lifepoint Hospitals Holding, Series B,
                   10.75% due 05/15/09........................           78,750
                                                                 --------------

     PAR
    VALUE                                                 MARKET VALUE

-------------------------------------------------------------------------------
                  INFORMATION PROCESSING -
                  BUSINESS SOFTWARE - 0.83%
 $    50,000      Northpoint Communication Group, Inc.,
                   12.88% due 02/15/10................   $       48,625
                                                         --------------
                  INFORMATION PROCESSING -
                  COMPUTER SERVICES - 1.06%
      25,000      Globix Corp.,
                   12.50% due 02/01/10................           19,000
      50,000      PSInet, Inc.,
                   11.00% due 08/01/09................           43,000
                                                         --------------
                                                                 62,000
                                                         --------------
                  INFORMATION PROCESSING -
                  NETWORKING - 0.28%
      25,000(2)   Condor Systems, Inc.,
                   11.88% due 05/01/09 (Cost $10,915
                  purchased at 02/16/00)..............           16,250
                                                         --------------
                  LODGING - 1.40%
      50,000      Crown Castle International Holding,
                   10.38% due 05/15/11................           32,500
      50,000      Prime Hospitality Corp.,
                   9.75% due 04/01/07.................           49,750
                                                         --------------
                                                                 82,250
                                                         --------------
                  MACHINERY - CONSTRUCTION &
                  CONTRACTS - 1.93%
      50,000      Calpine Corp.,
                   7.75% due 04/15/09.................           47,375
      25,000(2)   Lennar Corp.,
                   9.95% due 05/01/10 (Cost $23,078
                  purchased at 04/28/00)..............           25,625
      50,000      National Equipment Services,
                   10.00% due 11/30/04................           40,000
                                                         --------------
                                                                113,000
                                                         --------------
                  MEDICAL TECHNOLOGY - 0.60%
      50,000      Pharmerica, Inc.,
                   8.38% due 04/01/08.................           35,500
                                                         --------------
                  MERCHANDISING - DEPARTMENT - 1.25%
      75,000      True Temper Sports, Inc., Series B
                   10.88% due 12/01/08................           73,125
                                                         --------------

--------------------------------------------------------------------------------

 August 31, 2000        STRATEGIC BOND FUND - CONTINUED                  55

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  METALS - STEEL - 1.94%
 $   100,000      Metals USA, Inc.,
                   8.63% due 02/15/08.........................   $       90,000
      25,000      WCI Steel, Inc.,
                   10.00% due 12/01/04........................           24,000
                                                                 --------------
                                                                        114,000
                                                                 --------------
                  MISCELLANEOUS - 0.76%
      25,000      Pierce Leahy,
                   8.13% due 05/15/08.........................           22,625
      25,000      United Pan - Europe Communications N.V.,
                  (Netherlands)
                   11.25% due 02/01/10........................           21,844
                                                                 --------------
                                                                         44,469
                                                                 --------------
                  NATURAL GAS - DIVERSIFIED - 0.89%
      50,000      Leviathan Gas Pipeline Partner, Series B,
                   10.38% due 06/01/09........................           52,250
                                                                 --------------
                  OIL/GAS PRODUCERS - 2.16%
      25,000      Grey Wolf, Inc.,
                   8.88% due 07/01/07.........................           24,375
      50,000      HS Resources, Inc.,
                   9.25% due 11/15/06.........................           50,500
      50,000      Swift Energy Co.,
                   10.25% due 08/01/09........................           51,688
                                                                 --------------
                                                                        126,563
                                                                 --------------
                  PAPER/FOREST PRODUCTS - 0.61%
      40,000      Bear Island, LLC, Series B,
                   10.00% due 12/01/07........................           36,000
                                                                 --------------
                  POLLUTION CONTROL - 0.76%
      50,000      Allied Waste North America, Inc.,
                   10.00% due 08/01/09........................           44,688
                                                                 --------------
                  PUBLISHING/PRINTING - 0.42%
      25,000      Transwestern Publishing Co.,
                   9.63% due 11/15/07.........................           24,688
                                                                 --------------
                  REAL ESTATE INVESTMENT TRUSTS - 1.21%
      50,000(2)   Meditrust,
                   7.11% due 08/15/04 (Cost $23,100 purchased
                  at 05/08/00)................................           27,375
      50,000      Omega Healthcare Investors, Inc.,
                   6.95% due 06/15/02.........................           43,753
                                                                 --------------
                                                                         71,128
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  RESTAURANTS - 0.40%
 $    25,000      Perkins Family Restaurants, LP,
                   10.13% due 12/15/07........................   $       23,750
                                                                 --------------
                  SAVINGS & LOAN - 0.47%
      30,000      Western Financial Bank,
                   8.88% due 08/01/07.........................           27,300
                                                                 --------------
                  TELECOMMUNICATIONS - 12.01%
      30,000      Amphenol Corp.,
                   9.88% due 05/15/07.........................           30,225
      80,000(1)   Benedek Communications Corp.,
                   13.25% due 05/15/06........................           66,400
      50,000      Covad Communications Group, Inc.,
                   12.00% due 02/15/10........................           38,500
      50,000      Global Crossing,
                   9.63% due 05/15/08.........................           50,500
      50,000      GT Group Telecom, (Canada)(1)(2)
                   13.25% due 02/01/10 (Cost $52,651 purchased
                   at 01/27/00)...............................           25,750
      50,000(1)   Level 3 Communications, Inc.,
                   12.88% due 03/15/10........................           28,375
     100,000      National Communications Corp., Series B,
                   11.50% due 10/01/08........................          102,000
      50,000      Netia Holdings II B.V., (Netherlands)
                   13.13% due 06/15/09........................           47,874
      25,000      Nextel Communications, Inc.,
                   9.38% due 11/15/09.........................           24,406
     100,000(1)   Spectrasite Holdings, Inc.,
                   12.88% due 03/15/10........................           56,500
      25,000(1)   Telewest Communications, Plc.,
                  (United Kingdom)
                   11.00% due 10/01/07........................           23,875
      75,000      Versatel Telecom International - ADR,
                  (Netherlands)
                   13.25% due 05/15/08........................           70,500
                  Voicestream Wireless Corp.,
      50,000(1)    11.88% due 11/15/09........................           36,250
      50,000       10.38% due 11/15/09........................           54,000
      50,000(2)   Williams Communications Group, Inc.,
                   11.70% due 08/01/08 (Cost $50,000 purchased
                   at 08/03/00)...............................           50,125
                                                                 --------------
                                                                        705,280
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  UTILITIES - COMMUNICATION - 3.22%
 $   200,000      Southwestern Bell Telephone Co.,
                   6.55% due 10/07/08.........................   $      189,138
                                                                 --------------
                  UTILITIES - MISCELLANEOUS - 0.92%
      60,000      ESI Tractebel Acq Corp.,
                   7.99% due 12/30/11.........................           54,159
                                                                 --------------
                  TOTAL CORPORATE BONDS
                  (Cost $3,167,986)...........................        3,163,149
                                                                 --------------
                  U.S. GOVERNMENT - 22.82%
                  GOVERNMENT SPONSORED - 22.82%
                  Federal Home Loan Mortgage Corp:
     197,788       7.00% due 06/01/29.........................          193,027
     139,759       6.50% due 07/01/29.........................          133,776
     249,732       6.00% due 01/01/30.........................          232,251
                  Federal National Mortgage Association:
     354,230       8.00% due 08/01/29.........................          357,440
     104,438       5.50% due 05/01/29.........................           94,516
     362,691       5.50% due 01/01/29.........................          328,235
                                                                 --------------
                  TOTAL U.S. GOVERNMENT -
                  (Cost $1,361,730)...........................        1,339,245
                                                                 --------------
                  FOREIGN GOVERNMENT BONDS - 18.41%
     160,000      Argentina, Republic of,
                   7.63% due 03/31/05.........................          146,520
     123,141      Brazil - Series C Bond,
                   8.00% due 04/15/14.........................           94,585
     125,000      France Oat Bond,
                   5.50% due 04/25/29.........................          109,803
  50,000,000      Hellenic Republic, (Greece)
                   8.80% due 06/19/07.........................          150,728
     125,000(2)   Government of Jamaica,
                   12.75% due 09/01/07 (Cost $122,895
                  purchased at 08/25/00)......................          122,656
     100,000      Poland, Republic Of,
                   6.00% due 10/27/14.........................           93,250
     500,000      Republic of South Africa, Series 150,
                   12.00% due 02/28/05........................           69,575
     500,000      Republic of South Africa, Series 153,
                   13.00% due 08/31/10........................           69,592
     250,000      United Mexico States, Series W-B,
                   6.25% due 12/31/19.........................          224,063
                                                                 --------------
                  TOTAL FOREIGN GOVERNMENT BONDS -
                  (Cost $1,102,362)...........................        1,080,772
                                                                 --------------

--------------------------------------------------------------------------------

 56                    STRATEGIC BOND FUND - CONTINUED      August 31, 2000

   NUMBER
  OF SHARES                                                       MARKET VALUE

-------------------------------------------------------------------------------
                  PREFERRED STOCK - 0.85%
                  TELECOMMUNICATIONS - 0.85%
         500(3)   Adelphia Communications Corp.
                  (Cost $50,875)..............................   $       50,125
                                                                 --------------
    PAR
   VALUE
-----------
                  CORPORATE SHORT-TERM -
                  REPURCHASE AGREEMENT - 2.91%
                  BANKS - OTHER - 2.91%
 $   171,000      State Street Bank, 6.42% dated 08/31/00, to
                  be repurchased at $171, 030 on 09/01/00,
                  collateralized by U.S. Treasury Notes,
                  6.63%, 07/31/01, with a par value of $175,000
                  (Cost $171,000).............................          171,000
                                                                 --------------
                  TOTAL INVESTMENTS
                  (Cost $5,853,953) - 98.89%..................   $    5,804,291
                                                                 --------------

---------------
* Non-income producing. Issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payments.
(1) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of these securities was $365,000 representing 6.22% of net assets.
(3) Non-income producing.

--------------------------------------------------------------------------------

 August 31, 2000              DOMESTIC BOND FUND                       57

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
          6.27%                                                   2.55%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                             Domestic Bond          Lehman Bros
                                 Fund             Aggregate Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,246                 10,115
              2/99              10,089                 10,038
              5/99              10,096                 10,037
              8/99               9,881                  9,958
             11/99              10,034                 10,109
              2/00              10,000                 10,149
              5/00              10,043                 10,248
           8/31/00              10,501                 10,709



 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $14,557,157
 NAV on 08/31/00: $9.45
 One year total return: 6.27%
 Net expense ratio: 0.78%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with Capital Guardian

How did the Fund perform relative to its benchmark?
For the one year period ended August 31, 2000 the Fund underperformed the Lehman Aggregate Bond Index by 1.28%.

How did market sectors perform over the last fiscal year?
The economy continued to show signs of strength in the fourth quarter of 1999 and first quarter of 2000, resulting in higher yields in nearly all developed markets. This year's higher commodity prices have also influenced investors to nudge rates higher. But while interest rates reacted to a continuation of strong growth in the U.S. and a pickup in growth elsewhere, there were few signs of incipient inflation.

U.S. fixed-income markets had a wild ride in the first quarter. Despite two rate hikes by the Federal Reserve amid signs of accelerating economic growth, rising oil prices, and heightened inflation fears, bonds produced positive returns. However, results varied greatly among securities and maturities.

Top 10 Holdings

   1. U.S. Treasury Notes
      6.88% due 05/15/06......  30.39%
   2. Federal National
      Mortgage Association
      6.00% due 05/15/08......  11.39%
   3. Government National
      Mortgage Association
      8.00% due 04/15/30......   8.46%
   4. Federal National
      Mortgage Association
      6.25% due 05/15/29......   6.35%
   5. Federal National
      Mortgage Association
      6.50% due 04/01/29......   6.07%
   6. Federal Home Loan Bank
      5.13% due 09/15/03......   4.27%
   7. Government National
      Mortgage Association
      7.00% due 09/18/28......   4.03%
   8. U.S. Treasury Notes
      6.38% due 08/15/02......   3.44%
   9. Government National
      Mortgage Association
      6.50% due 06/15/29......   3.18%
  10. Nextel Communications,
      Inc. 9.95% due
      02/15/08................   2.61%

 Portfolio holdings are subject to change.


Bond investors were shaken by the economy's unrelenting strength and indications that inflation was creeping upward in the second and third quarters of 2000. The market's bearish tone was reinforced by expectations that the Federal Reserve would abandon its gradual approach to monetary tightening. This proved true as the Fed lifted short rates by 50 basis points at its May meeting, bringing the fed funds rate to its highest level since January 1991. Investors were given a reprieve in the second half of the quarter as softer economic data revealed that higher rates, higher oil prices, and the stock market's decline may be slowing the economy's pace. This resulted in bond prices regaining ground, ending the quarter modestly higher.

The portfolio was helped by our cautious stance toward interest rates. Our duration was lower than that of the index, which proved to be beneficial as rates rose. Our overweighting in corporate securities was a positive. Our position in high-yield corporate securities was beneficial as they had a strong period.

What do you see ahead in the markets for the next fiscal year?
We think there is value on a selective basis among corporate securities and we continue to have a larger-than-index weighting in that area. However, we are likely to keep our exposure to Treasury securities high on the long end of the yield curve, as Treasury bonds will become increasingly scarce if the Federal budget surplus continues to swell. Finally, we may increase our mortgage-backed holdings if we become convinced that interest rates are range-bound for the year.

-------------------------------------------------------------------------------

 58                            DOMESTIC BOND FUND          August 31, 2000

     PAR                                                             MARKET
    VALUE                                                            VALUE

-------------------------------------------------------------------------------
                   SCHEDULE OF INVESTMENTS
                   CORPORATE BONDS - 15.46%
                   AIRLINES - 2.43%
     $237,890      Airplanes Pass-Thru Trust, Series I,
                   Class C,
                   8.15% due 03/15/11.........................   $      222,517
      133,276      Continental Airlines, Inc.
                   7.08% due 11/01/04.........................          130,933
                                                                 --------------
                                                                        353,450
                                                                 --------------
                   BROADCASTING - 0.86%
      150,000(1)   Fox/Liberty Networks, LLC.,
                   9.75% due 08/15/1/07.......................          124,500
                                                                 --------------
                   ELECTRICAL EQUIPMENT - 0.99%
      150,000      Philips Electronics NV,
                   7.20% due 06/01/26.........................          144,413
                                                                 --------------
                   FINANCE COMPANIES - 1.64%
      100,000      Discover Card Master Trust,
                   5.60% due 05/16/06.........................           95,690
      150,000      Sears Credit Account Master Trust I,
                   5.25% due 10/16/08.........................          142,546
                                                                 --------------
                                                                        238,236
                                                                 --------------
                   FINANCIAL SERVICES - 1.89%
      150,000      Charter Communications Holdings LLC,
                   8.25% due 04/01/07.........................          137,250
      150,000      Household Finance Corp.,
                   6.40% due 06/17/08.........................          138,425
                                                                 --------------
                                                                        275,675
                                                                 --------------
                   FOODS - 0.93%
      150,000      Nabisco, Inc.,
                   7.55% due 06/15/15.........................          135,915
                                                                 --------------
                   POLLUTION CONTROL - 0.99%
      150,000      WMX Technologies, Inc.,
                   7.10% due 08/01/26.........................          143,925
                                                                 --------------

    PAR
   VALUE                                                          MARKET VALUE

-------------------------------------------------------------------------------
                 TELECOMMUNICATIONS - 3.76%
 $  500,000(1)   Nextel Communications, Inc,
                 9.95% due 02/15/08...........................   $      380,000
    150,000(2)   Omnipoint Corp.,
                 11.50% due 09/15/09
                 (Cost $160,482, purchased
                 at 01/10/00).................................          167,624
                                                                 --------------
                                                                        547,624
                                                                 --------------
                 UTILITIES - COMMUNICATION - 0.99%
    150,000      GTE Corp.,
                 7.90% due 02/01/27...........................          143,783
                                                                 --------------
                 UTILITIES - GAS, PIPELINE - 0.98%
    150,000      Williams Companies, Inc.,
                 6.50% due 08/01/06...........................          142,296
                                                                 --------------
                 TOTAL CORPORATE BONDS
                 (Cost $2,328,404)............................        2,249,817
                                                                 --------------
                 U.S. GOVERNMENT - 77.59%
                 FEDERAL AGENCIES - 43.75%
    650,000      Federal Home Loan Bank,
                 5.13% due 09/15/03...........................          621,965
                 Federal National Mortgage Association:
    924,431      6.50% due 04/01/29...........................          883,405
  1,000,000      6.25% due 05/15/29...........................          924,690
  1,750,000      6.00% due 05/15/08...........................        1,657,845
                 Government National Mortgage Association:
  1,214,809      8.00% due 4/15/30............................        1,231,513
    597,172      7.00% due 9/15/28............................          585,975
    482,074      6.50% due 6/15/29............................          462,791
                                                                 --------------
                                                                      6,368,184
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             U.S. TREASURY NOTES - 33.84%
  $4,250,000 6.88% due 05/15/06...............................   $    4,424,632
     500,000 6.38% due 08/15/02...............................          501,485
                                                                 --------------
                                                                      4,926,117
                                                                 --------------
             TOTAL U.S. GOVERNMENT
             (Cost $11,273,776)...............................       11,294,301
                                                                 --------------
             CORPORATE SHORT-TERM -
             REPURCHASE AGREEMENT - 6.59%
             BANKS - OTHER - 6.59%
     960,000 State Street Bank,
             6.42% dated 08/31/00, to be repurchased at
             $960,171 on 09/01/00, collaterlized by U.S.
             Treasury Notes, 6.63%, 07/31/01, with a par value
             of $985,000
             (Cost $960,000)..................................          960,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $14,562,180) - 99.64%......................   $   14,504,118
                                                                 --------------

---------------
(1) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of these securities was $167,624 representing 1.15% of net assets.

--------------------------------------------------------------------------------

 August 31, 2000                CORE BOND FUND                        59

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
          5.31%                                                   2.61%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                               Core Bond             Lehman Bros
                                 Fund              Aggregate Index
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,119                 10,115
              2/99              10,111                 10,038
              5/99              10,099                 10,037
              8/99               9,983                  9,958
             11/99              10,105                 10,109
              2/00              10,137                 10,149
              5/00              10,111                 10,248
           8/31/00              10,513                 10,709


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $5,419,757
 NAV on 08/31/00: $9.46
 One year total return: 5.31%
 Net expense ratio: 0.80%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Robert N. Kase, CFA, AGIM

How did the Fund perform relative to its benchmark?
The Fund earned 5.31% net of expenses vs 7.55% for the index for the year ending August 31, 2000. Obviously this was a disappointment especially after the prior 12-month period where we outperformed the index.

What were the major developments in the fixed-income market that affected the Fund's performance and what events were disappointing for the Fund?
The Fund's returns were negatively affected by our overweight position in corporate bonds and a couple of credit problems. While we plan on these being one-time events, nevertheless they had a negative impact on returns. These events were by far the biggest disappointments for the Fund. The corporate bond market as a whole produced very poor results causing disappointment for many fixed income investors. One of the problems in today's market is if a corporation misses its earnings the bonds are unmercifully punished. This makes the environment very difficult in a sector that is very attractive on a fundamental basis.

Top 10 Holdings

   1. Federal National Mortgage
      Association,
      6.50% due 09/01/30.......   7.05%
   2. Federal National Mortgage
      Association,
      7.00% due 09/01/30.......   5.40%
   3. Government National
      Mortgage Association,
      7.50% due 09/01/30.......   4.61%
   4. Federal National Mortgage
      Association,
      6.50% due 09/01/15.......   4.49%
   5. KFW International
      Finance, 7.13% due
      02/15/05.................   4.20%
   6. Federal National Mortgage
      Association,
      7.13% due 06/15/10.......   3.85%
   7. Federal Home Loan
      Mortgage Corp.,
      6.63% due 09/15/09.......   3.80%
   8. Federal Home Loan
      Mortgage Corp.,
      8.00% due 09/01/30.......   2.70%
   9. Tyco International Group,
      6.88% due 09/05/02.......   1.82%
  10. Lehman Brothers Holdings,
      Inc.,
      7.75% due 01/15/05.......   1.76%

 Portfolio holdings are subject to change.


What do you see ahead in this segment of the fixed-income market for the next fiscal period?
For the next 12 months we believe the corporate bond market is very attractive and should start to turn around as the market has discounted a lot of bad news. It will not be an easy year for the fixed income markets because, as previously stated, investors will not tolerate poor credit choices. Therefore our job going forward is to step up our efforts to an even higher level to get ahead of the curve and avoid these credit problems.
 In conclusion, I want to thank you for your patience as we move towards returning the Fund's performance back to where it belongs.

-------------------------------------------------------------------------------

 60                              CORE BOND FUND             August 31, 2000

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS
                  CORPORATE BONDS - 41.32%
                  AIRLINES - 0.84%
 $    45,000      United Air Lines, Inc.,
                   7.73% due 07/01/10.........................   $       45,495
                                                                 --------------
                  AUTO - CARS - 1.66%
      45,000      Americredit Automobiles,
                  Series 2000 C, Class A,
                   7.05% due 02/12/05.........................           44,866
      45,000      Daimler Chrysler NA Holdings,
                   7.13% due 04/10/03.........................           44,949
                                                                 --------------
                                                                         89,815
                                                                 --------------
                  BANKS - OTHER - 2.68%
      45,000      Bank of America Corp.,
                   7.80% due 02/15/10.........................           45,810
      55,000      First Union Corp.,
                   6.95% due 11/01/04.........................           54,008
      45,000      Inter-American Development Bank,
                   7.00% due 06/16/03.........................           45,278
                                                                 --------------
                                                                        145,096
                                                                 --------------
                  BANKS - REGIONAL - 0.92%
      50,000      First Union National Bank,
                   7.80% due 08/18/10.........................           49,865
                                                                 --------------
                  CHEMICAL - MAJOR - 1.00%
      55,000      Dow Chemical Co.,
                   7.38% due 11/01/29.........................           54,260
                                                                 --------------
                  CONGLOMERATES - 1.82%
     100,000(1)   Tyco International Group, (Bermuda)
                   6.88% due 09/05/02 (Cost $20,133 purchased
                   at 12/28/99)...............................           98,665
                                                                 --------------
                  CONSUMER FINANCE - 1.59%
      95,000      Associates Corp. of North America.,
                   6.95% due 11/01/18.........................           86,332
                                                                 --------------
                  CONTAINERS - METAL/GLASS - 0.64%
      75,000      Owens Corning,
                   7.70% due 05/01/08.........................           34,500
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  FINANCE COMPANIES - 3.13%
                  Finova Capital Corp.:
 $    15,000       6.63% due 09/15/01.........................   $       11,700
      45,000       6.25% due 11/01/02.........................           32,175
      75,000      Ford Motor Credit Co.,
                   7.50% due 03/15/05.........................           75,045
      50,000      Goldman Sachs Group Inc.,
                   7.80% due 01/28/10.........................           50,646
                                                                 --------------
                                                                        169,566
                                                                 --------------
                  FINANCIAL SERVICES - 8.52%
      70,000      CIT Group, Inc.,
                   7.13% due 10/15/04.........................           69,091
      75,000      Countrywide Home, Inc.,
                   6.25% due 04/15/09.........................           67,415
      40,000      Fleet Credit Card Master Trust,
                  Series 1999-C, Class A,
                   6.90% due 04/16/07.........................           39,961
                  Heller Financial, Inc.:
      40,000       7.88% due 05/15/03.........................           40,475
      50,000       7.38% due 11/01/09.........................           48,275
      65,000      Household Finance Corp.,
                   8.00% due 05/09/05.........................           66,279
      85,000(1)   Potomac Capital Investment Corp.,
                   7.55% due 11/19/01 (Cost $85,000 purchased
                  at 11/12/99)................................           85,364
      45,000(1)   Spear Leeds & Kellogg, LP,
                   8.25% due 08/15/05 (Cost $44,861 purchased
                   at 08/16/00)...............................           45,127
                                                                 --------------
                                                                        461,987
                                                                 --------------
                  FOODS - 1.00%
      55,000      IBP, Inc.,
                   7.95% due 02/01/10.........................           54,074
                                                                 --------------
                  MERCHANDISE - DRUG - 0.64%
                  Rite Aid Corp.,
      10,000       7.13% due 01/15/07.........................            4,100
      75,000(1)    6.00% due 12/15/05 (Cost $74,765 purchased
                   at 12/17/98)...............................           30,750
                                                                 --------------
                                                                         34,850
                                                                 --------------
                  OIL - INTEGRATED DOMESTIC - 0.30%
      15,000      Pennzoil Co.,
                   10.25% due 11/01/05........................           16,064
                                                                 --------------
                  OIL/GAS PRODUCERS - 0.84%
      45,000      Coastal Corp,
                   7.63% due 09/01/08.........................           45,288
                                                                 --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  SECURITIES RELATED - 1.76%
                  Lehman Brothers Holdings, Inc.,
 $    95,000       7.75% due 01/15/05.........................   $       95,633
                                                                 --------------
                  TELECOMMUNICATIONS - 6.38%
      85,000      AT&T Corp.,
                   6.50% due 03/15/29.........................           69,488
     120,000      Bell Atlantic Pennsylvania, Inc.,
                   6.00% due 12/01/28.........................           94,493
      60,000      Bellsouth Cap Funding,
                   7.88% due 02/15/30.........................           59,562
      30,000      Northwestern Bell Telephone,
                   7.75% due 05/01/30.........................           30,212
      45,000(1)   QWest Capital Funding,
                   7.90% due 08/15/10 (Cost $45,041 purchased
                  08/28/00)...................................           45,130
      45,000      Worldcom, Inc.,
                   8.25% due 05/15/10.........................           46,777
                                                                 --------------
                                                                        345,662
                                                                 --------------
                  UTILITIES - ELECTRIC - 4.29%
      50,000      Appalachian Power Co.,
                   8.00% due 06/01/25.........................           51,797
      45,000      Cinergy Corp.,
                   6.13% due 04/15/04.........................           42,309
      45,000      Edison International, Inc.,
                   6.88% due 09/15/04.........................           44,075
      55,000      Pennsylvania Electric Co., Series C,
                   6.63% due 04/01/19.........................           49,515
      45,000      PP&L Transition Bond Co, LLC, Series 1999-1,
                  Class A,
                   7.05% due 06/25/09.........................           45,042
                                                                 --------------
                                                                        232,738
                                                                 --------------
                  UTILITIES - GAS, PIPELINE - 3.31%
      55,000      Enron Corp.,
                   6.75% due 09/01/04.........................           54,057
      55,000      Peco Energy Transition Trust,
                   6.13% due 03/01/09.........................           52,146
      75,000      Williams Companies, Inc.,
                   7.63% due 07/15/19.........................           73,213
                                                                 --------------
                                                                        179,416
                                                                 --------------
                  TOTAL CORPORATE BONDS
                  (Cost $2,351,666)...........................        2,239,306
                                                                 --------------

--------------------------------------------------------------------------------

 August 31, 2000           CORE BOND FUND - CONTINUED                   61

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
                  FOREIGN CORPORATE BONDS - 12.98%
                  BANKS - OTHER - 2.10%
                  Asian Development Bank:
 $    70,000       6.50% due 10/21/02.........................   $       69,631
      45,000       6.38% due 10/01/28.........................           44,078
                                                                 --------------
                                                                        113,709
                                                                 --------------
                  FINANCIAL SERVICES - 1.68%
                  Deutsche Telekom
                  International Finance:
      45,000       8.25% due 06/15/30.........................           45,422
      45,000       8.00% due 06/15/10.........................           45,566
                                                                 --------------
                                                                         90,988
                                                                 --------------
                  FINANCE COMPANIES - 4.20%
     225,000      KFW International Finance,
                   7.13% due 02/15/05.........................          227,673
                                                                 --------------
                  INSURANCE - MULTILINE - 1.65%
                  Fairfax Financial Holdings, Ltd.:
      45,000       8.25% due 10/01/15.........................           41,866
      55,000       7.38% due 03/15/06.........................           47,770
                                                                 --------------
                                                                         89,636
                                                                 --------------
                  SUPRANATIONAL - 1.88%
      50,000      Corp Andina De Fomento,
                   8.88% due 06/01/05.........................           51,919
      50,000      International Finance Corp.,
                   7.13% due 04/06/05.........................           49,996
                                                                 --------------
                                                                        101,915
                                                                 --------------
                  TELECOMMUNICATIONS - 1.47%
      60,000(2)   MetroNet Communications Corp.,
                   9.95% due 06/15/08.........................           49,658
      30,000(1)   Vodafone Group, Plc,
                   7.88% due 02/15/30 (Cost $29,605 purchased
                   at 03/10/00)...............................           29,953
                                                                 --------------
                                                                         79,611
                                                                 --------------
                  TOTAL FOREIGN CORPORATE BONDS
                  (Cost $706,616).............................          703,532
                                                                 --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             U.S. GOVERNMENT - 41.86%
             FEDERAL AGENCIES - 41.40%
 $    85,000 Federal Farm Credit Bank,
              6.75% due 07/07/09...............................   $       83,552
             Federal Home Loan Bank
      75,000  5.32% due 12/23/08...............................           67,101
      55,000  5.81% due 03/23/09...............................           50,797
      60,000  7.22% due 02/25/03...............................           60,628
      15,000  6.01% due 12/03/08...............................           13,852
             Federal Home Loan Mortgage Corp.:
     145,000  8.00% due 09/01/30...............................          146,450
     210,000  6.63% due 09/15/09...............................          206,029
             Federal National Mortgage Association:
      50,000  7.50% due 09/01/15...............................           50,141
     205,000  7.13% due 06/15/10...............................          208,715
     300,000  7.00% due 09/01/30...............................          292,407
      75,000  6.65% due 11/07/07...............................           73,184
     400,000  6.50% due 09/01/30...............................          382,000
     250,000  6.50% due 09/01/15...............................          243,437
      65,000  6.37% due 01/30/08...............................           62,684
      55,000  6.28% due 02/12/08...............................           52,860
     250,000 Government National
             Mortgage Association,
              7.50% due 09/01/30...............................          249,845
                                                                  --------------
                                                                       2,243,682
                                                                  --------------
             U.S. TREASURY NOTES - 0.46%
      25,000 U.S. Treasury Notes,
              5.75% due 08/15/10...............................           25,020
                                                                  --------------
             TOTAL U.S. GOVERNMENT
             (Cost $2,280,041).................................        2,268,702
                                                                  --------------
             FOREIGN GOVERNMENT BONDS - 1.67%
             CANADA -
      90,000 Canada Mortgage & Housing,
              7.20% due 02/01/05
              (Cost $89,993)...................................           90,552
                                                                  --------------

     PAR
    VALUE                                                         MARKET VALUE

-------------------------------------------------------------------------------
             CORPORATE SHORT-TERM -
             REPURCHASE AGREEMENT - 27.45%
             BANKS - OTHER - 27.45%
 $ 1,488,000 State Street Bank, 6.42% dated 08/31/00, to be
             repurchased at $1,488,265 on 09/01/00,
             collateralized by U.S. Treasury Notes, 6.63%,
             07/31/01, with a par value of $1,525,000
             (Cost $1,488,000)................................   $    1,488,000
                                                                 --------------
             TOTAL INVESTMENTS
             (Cost $6,916,316) - 125.28%......................   $    6,790,092
                                                                 --------------

---------------
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transaction exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the aggregate value of these securities was $334,989 representing 6.18% of net asset.
(2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate.

--------------------------------------------------------------------------------

 62                            MONEY MARKET FUND               August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                            Since Inception*
---------------------------------------------------------------------------
          5.67%                                                 5.33%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                              Money Market           NYC 30 Day
                                 Fund                 CD Rate
                             -------------       ------------------
           9/21/98              10,000                 10,000
             11/98              10,122                 10,086
              2/99              10,234                 10,192
              5/99              10,347                 10,298
              8/99              10,466                 10,411
             11/99              10,597                 10,531
              2/00              10,739                 10,644
              5/00              10,891                 10,776
           8/31/00              11,059                 10,906


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $25,427,359
 NAV on 08/31/00: $1.00
 One year total return: 5.67%
 Net expense ratio: 0.56%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
Teresa Moro (VALIC)

How did the Fund perform relative to its benchmark?
The Fund return for the year ended August 31, 2000 was 5.67%, compared to its benchmark NY CD return 4.76%, outpacing the benchmark by 91 basis points.

What were the major developments in the fixed-income market that enhanced the Fund's performance?
The greatest influence in the Money Market arena over the past year was the incremental tightening policy executed by the Fed. The Fed raised the Federal Funds rate from 4.75% to 6.50% or + 175 basis points during the year. Fund performance was enhanced throughout the year by maintaining a short weighted average maturity during this period of continued Fed tightening.

What events were disappointing for the Fund?
The biggest disappointing factor for the Fund was the absolute nonevent into which Y2K evolved. Anticipating volatile balances, the Fund maintained a larger cash position over year-end than it turned out was necessary. The decision was made to be more prudent and maintain a greater liquidity position at year-end than to risk needing bids to cover any unanticipated short position. Due to high cash balances across the industry and very little product, repurchase agreements traded as low as 1% during the last week of the year.

Top 10 Holdings

   1. United Technologies
      Corp. ...................   3.79%
   2. Ciesco L P...............   3.74%
   3. Merrill Lynch & Co. .....   3.73%
   4. Ace Ina Holdings Inc ....   3.72%
   5. Albertsons, Inc. ........   3.72%
   6. Aon Corp. ...............   3.70%
   7. Eastman Kodak Co. .......   3.63%
   8. Delaware Funding Corp....   3.52%
   9. Govco Inc. ..............   3.51%
  10. General Motors Acceptance
      Corp.....................   3.49%

 Portfolio holdings are subject to change.


What do you see ahead in this segment of the fixed-income market for the next fiscal period?
The gradual tightening of Fed policy is currently on hold due to slower growth and a moderation in inflation pressures. Additionally, consumer demand is beginning to show signs of losing some momentum and employment growth, while continued strong, has also slowed in growth. However, as oil prices remain stubbornly high, we will keep a watchful eye on the risks of this spreading throughout the economy.

--------------------------------------------------------------------------------

 August 31, 2000               MONEY MARKET FUND                       63

   PAR                                                                 MARKET
  VALUE                                                                 VALUE

--------------------------------------------------------------------------------
          SCHEDULE OF INVESTMENTS
          COMMERCIAL PAPER - 99.24%
          AEROSPACE/DEFENSE - 3.79%
 $966,000 United Technologies Corp.,
          6.50% due 09/21/00......................................   $   962,505
                                                                     -----------
          ASSET BACKED - 10.78%
          Ciesco L P:
  229,000 6.52% due 09/20/00......................................       228,208
  345,000 6.50% due 09/21/00......................................       343,753
  380,000 6.48% due 09/20/00......................................       378,694
          Delaware Funding Corp.:
  650,000 6.52% due 09/22/00......................................       647,503
  250,000 6.50% due 10/12/00......................................       248,146
          Govco, Inc.:
  650,000 6.55% due 10/06/00......................................       645,818
  250,000 6.52% due 10/18/00......................................       247,868
                                                                     -----------
                                                                       2,739,990
                                                                     -----------
          AUTO - ORIGINAL EQUIPMENT - 2.75%
  700,000 Harley-Davidson Funding,
          6.52% due 09/07/00......................................       699,236
                                                                     -----------
          BANKS - REGIONAL - 2.73%
  700,000 BankOne Corp.,
          6.52% due 10/10/00......................................       695,009
                                                                     -----------
          BEVERAGE - SOFT DRINKS - 3.53%
  500,000 Coca Cola Co.,
          6.45% due 09/19/00......................................       498,384
  400,000 Coca Cola Enterprises, Inc.,
          6.49% due 09/19/00......................................       398,693
                                                                     -----------
                                                                         897,077
                                                                     -----------
          CHEMICAL - MAJOR - 2.11%
  539,000 E.I. DuPont de Nemours & Co.,
          6.47% due 09/13/00......................................       537,835
                                                                     -----------
          CONGLOMERATES - 2.93%
  750,000 Fortune Brands,
          6.50% due 10/04/00......................................       745,511
                                                                     -----------
          DRUGS - 2.74%
  700,000 Schering Corp.,
          6.48% due 09/27/00......................................       696,707
                                                                     -----------

     PAR                                                              MARKET
    VALUE                                                             VALUE

--------------------------------------------------------------------------------
              FINANCE COMPANIES - 9.07%
 $    250,000 Dana Credit Corp.,
              6.70% due 10/03/00...............................   $      248,503
      200,000 General Electric Capital Corp.,
              6.48% due 09/11/00...............................          199,639
              General Motors Acceptance Corp.:
      400,000 6.49% due 11/08/00...............................          395,090
      493,000 6.48% due 09/01/00...............................          493,000
      302,000 Household International, Inc.,
              6.58% due 09/14/00...............................          301,280
      675,000 Omnicom Finance, Inc.,
              6.60% due 10/13/00...............................          669,786
                                                                  --------------
                                                                       2,307,298
                                                                  --------------
              FINANCIAL SERVICES - 3.41%
      880,000 Textron Financial Corp.,
              6.55% due 11/21/00...............................          866,998
                                                                  --------------
              FOODS - 2.74%
      700,000 Archer Daniels Midland Co.,
              6.51% due 09/18/00...............................          697,830
                                                                  --------------
              HARDWARE & TOOLS - 2.77%
      707,000 Snap-on, Inc.,
              6.47% due 09/27/00...............................          703,694
                                                                  --------------
              HEALTHCARE - 6.46%
      800,000 Baxter International, Inc.,
              6.52% due 11/07/00...............................          790,254
      860,000 Cardinal Health, Inc.,
              6.51% due 10/13/00...............................          853,452
                                                                  --------------
                                                                       1,643,706
                                                                  --------------
              HOUSEHOLD PRODUCTS - 3.37%
      860,000 Colgate-Palmolive Co.,
              6.47% due 09/26/00...............................          856,126
                                                                  --------------
              INFORMATION PROCESSING -
              DATA SERVICES - 2.31%
      587,000 Pitney Bowes, Inc.,
              6.45% due 09/05/00...............................          586,578
                                                                  --------------
              INSURANCE - CASUALTY - 3.72%
      950,000 Ace Ina Holdings, Inc.,
              6.57% due 09/27/00...............................          945,490
                                                                  --------------
              INSURANCE - LIFE - 1.78%
      454,000 Jefferson-Pilot Corp.,
              6.56% due 09/13/00...............................          453,007
                                                                  --------------

     PAR
    VALUE                                                          MARKET VALUE

--------------------------------------------------------------------------------
             INSURANCE - MULTILINE - 3.70%
             Aon Corp.:
 $   700,000 6.55% due 10/26/00................................   $      692,990
     250,000 6.54% due 09/25/00................................          248,908
                                                                  --------------
                                                                         941,898
                                                                  --------------
             MACHINERY - INDUSTRIAL/SPECIALTY - 3.14%
             Dover Corp.:
     400,000 6.70% due 02/28/01................................          400,000
     400,000 6.50% due 09/11/00................................          399,274
                                                                  --------------
                                                                         799,274
                                                                  --------------
             MERCHANDISING - FOOD - 3.72%
     950,000 Albertson's, Inc.,
             6.52% due 09/29/00................................          945,181
                                                                  --------------
             OIL/GAS PRODUCERS - 2.75%
     700,000 Duke Capital Corp.,
             6.53% due 09/14/00................................          698,342
                                                                  --------------
             PHOTOGRAPHY - 3.63%
             Eastman Kodak Co.:
     100,000 6.50% due 11/08/00................................           98,767
     832,000 6.47% due 10/24/00................................          824,062
                                                                  --------------
                                                                         922,829
                                                                  --------------
             SECURITIES RELATED - 6.28%
             Merrill Lynch & Co.:
     475,000 6.52% due 09/18/00................................          473,522
     476,000 6.49% due 09/19/00................................          474,453
     650,000 Salomon Smith Barney Holdings,
             6.53% due 09/15/00................................          648,332
                                                                  --------------
                                                                       1,596,307
                                                                  --------------
             UTILITIES - COMMUNICATION - 3.14%
     800,000 Bellsouth Telecom, Inc.,
             6.50% due 09/08/00................................          798,983
                                                                  --------------
             UTILITIES - ELECTRIC - 5.89%
     800,000 Conectiv, Inc.,
             6.70% due 09/12/00................................          798,357
     700,000 Southern California Edison Co.,
             6.48% due 09/06/00................................          699,367
                                                                  --------------
                                                                       1,497,724
                                                                  --------------
             TOTAL COMMERCIAL PAPER & INVESTMENTS
             (Cost $25,235,135) - 99.24%.......................   $   25,235,135
                                                                  --------------

--------------------------------------------------------------------------------

 64                    AGGRESSIVE GROWTH LIFESTYLE FUND       August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         29.91%                                                  29.12%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                           Aggressive Growth          S&P 500
                             Lifestyle Fund            Index        Benchmark*
                           -------------------      -----------   -------------

           9/21/98              10,000                 10,000
             11/98              11,273                 11,396         11,188
              2/99              11,510                 12,166         11,424
              5/99              12,224                 12,832         12,237
              8/99              12,638                 13,057         12,335
             11/99              13,969                 13,778         13,003
              2/00              15,551                 13,593         13,820
              5/00              14,675                 14,177         13,545
           8/31/00              16,418                 15,188         14,487

* Reflects returns from October 1, 1998 to August 31, 2000, because the benchmark's value is only published at the end of the month.


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fundexpenses. The Fund returns do not reflect charges included in theannuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $13,963,469
 NAV on 08/31/00: $14.89
 One year total return: 29.91%
 Net expense ratio: 0.10%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
William Trimbur, Jr., CFA, CPA (VALIC)

How did the Fund perform relative to its market and its benchmark?
The Fund has a 90% equity and 10% fixed income allocation. In a complete investment program, as this lifestyle fund is intended to be, VALIC believes asset allocation is the significant driver of long term returns. The allocation was not changed in the fiscal year. Management believes it is appropriate for investors who desire high equity exposure.

How did the large cap market perform over the past fiscal year?
The Fund very substantially outperformed its blended benchmark as well as the widely followed Standard & Poor's 500 index.

What were some of the dominant themes in the portfolio?
All holdings had positive total returns. As a group equities far outdistanced fixed income.

Which portfolio holdings most enhanced the Fund's performance?
All equity holdings except Large Cap Value Fund had double digit positive returns. Small Cap Growth Fund at + 68.91% and Mid Cap Growth Fund at + 46.25% were particularly outstanding.

Were there any disappointments in the Fund's portfolio?
Value funds had an unusually wide performance gap when measured against growth funds. For example, Large Cap Growth Fund advanced 30.68% while Large Cap Value Fund returned + 7.35%.

What do you see ahead in the markets for the next fiscal period?
The equity, fixed income, and currency markets are likely to remain volatile until investors reach a new consensus on corporate earnings versus equity valuations, as well as slowing US domestic economic growth and accelerating international growth. The technology and growth equity sectors are particularly vulnerable to economic disappointments, foreign or domestic.

--------------------------------------------------------------------------------

 August 31, 2000        AGGRESSIVE GROWTH LIFESTYLE FUND                  65

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS
             INVESTMENT COMPANIES -
             AFFILIATED - 100.06%
             BOND FUND - 10.01%
     147,852 AGSPC 3 Domestic Bond Fund ..........................   $ 1,397,201
                                                                     -----------
             INTERNATIONAL EQUITY FUNDS - 25.01%
     122,811 AGSPC 3 International Growth Fund ...................     1,816,379
      96,917 AGSPC 3 International Value Fund ....................     1,676,657
                                                                     -----------
                                                                       3,493,036
                                                                     -----------
             LARGE CAP EQUITY FUNDS - 30.02%
     158,048 AGSPC 3 Large Cap Growth Fund .......................     2,794,294
     120,445 AGSPC 3 Large Cap Value Fund ........................     1,397,167
                                                                     -----------
                                                                       4,191,461
                                                                     -----------
             MID CAP EQUITY FUNDS - 20.01%
      42,858 AGSPC 3 Mid Cap Growth Fund .........................       698,578
     154,784 AGSPC 3 Mid Cap Value Fund ..........................     2,095,769
                                                                     -----------
                                                                       2,794,347
                                                                     -----------
             SMALL CAP EQUITY FUND - 15.01%
      90,176 AGSPC 3 Small Cap Growth Fund .......................     2,095,698
                                                                     -----------
             TOTAL INVESTMENT COMPANIES - AFFILIATED
             (Cost $12,652,537) ..................................    13,971,743
                                                                     -----------
             TOTAL INVESTMENTS - 100.06%
             (Cost $12,652,537) ..................................   $13,971,743
                                                                     -----------

--------------------------------------------------------------------------------

 66                     MODERATE GROWTH LIFESTYLE FUND       August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         23.29%                                                  22.58%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                             Moderate Growth          S&P 500
                             Lifestyle Fund            Index        Benchmark*
                             ---------------        -----------   -------------

           9/21/98              10,000                 10,000         10,000
             11/98              11,081                 11,396         10,965
              2/99              11,248                 12,166         11,169
              5/99              11,899                 12,832         11,876
              8/99              12,039                 13,057         11,856
             11/99              12,905                 13,778         12,360
              2/00              13,840                 13,593         12,879
              5/00              13,531                 14,177         12,834
           8/31/00              14,843                 15,188         13,713


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $16,222,372
 NAV on 08/31/00: $13.42
 One year total return: 23.29%
 Net expense ratio: 0.10%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
William Trimbur, Jr., CFA, CPA (VALIC)

How did the Fund perform relative to its market and its benchmark?
The Fund has a 70% equity and 30% fixed income allocation. In a complete investment program, as this Lifestyle Fund is intended to be, VALIC believes asset allocation is the significant driver of long term returns. The asset allocation was changed one time, in May 2000, with a modest reduction in equities and corresponding increase in fixed income. Management believes this change was necessary as equity valuations and fixed income prospects had reached an overly wide divergence.

How did the large cap market perform over the past fiscal year?
The Fund comfortably outperformed its blended benchmark as well as the widely followed Standard & Poor's 500 index.

What were some of the dominant themes in the portfolio?
All holdings had positive total returns. As a group, equities far outdistanced fixed income.

Which portfolio holdings most enhanced the Fund's performance?
All equity holdings except Large Cap Value Fund had double digit positive returns. Small Cap Growth Fund at + 68.91% and Mid Cap Growth Fund at + 46.25% were particularly outstanding.

Were there any disappointments in the Fund's portfolio?
Value funds had an unusually wide performance gap when measured against growth funds. For example, Large Cap Growth Fund advanced 30.68% while Large Cap Value Fund returned + 7.35%.

What do you see ahead in the markets for the next fiscal period?
The equity, fixed income, and currency markets are likely to remain volatile until investors reach a new consensus on corporate earnings versus equity valuations, as well as slowing US domestic economic growth and accelerating international growth. The technology and growth equity sectors are particularly vulnerable to economic disappointments, foreign or domestic.

--------------------------------------------------------------------------------

 August 31, 2000         MODERATE GROWTH LIFESTYLE FUND                67

   NUMBER                                                              MARKET
  OF SHARES                                                             VALUE

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS
             INVESTMENT COMPANIES -
             AFFILIATED - 100.06%
             BOND FUND - 30.02%
     515,310 AGSPC 3 Domestic Bond Fund...........................   $ 4,869,677
                                                                     -----------
             INTERNATIONAL EQUITY FUNDS - 15.01%
      82,314 AGSPC 3 International Growth Fund....................     1,217,430
      70,372 AGSPC 3 International Value Fund.....................     1,217,430
                                                                     -----------
                                                                       2,434,860
                                                                     -----------
             LARGE CAP EQUITY FUNDS - 30.02%
     137,712 AGSPC 3 Large Cap Growth Fund........................     2,434,755
     209,895 AGSPC 3 Large Cap Value Fund.........................     2,434,786
                                                                     -----------
                                                                       4,869,541
                                                                     -----------
             MID CAP EQUITY FUNDS - 15.01%
      29,875 AGSPC 3 Mid Cap Growth Fund..........................       486,955
     143,859 AGSPC 3 Mid Cap Value Fund...........................     1,947,845
                                                                     -----------
                                                                       2,434,800
                                                                     -----------
             SMALL CAP EQUITY FUND - 10.00%
      69,843 AGSPC 3 Small Cap Growth Fund........................     1,623,154
                                                                     -----------
             TOTAL INVESTMENT COMPANIES - AFFILIATED
             (Cost $15,055,099)...................................    16,232,032
                                                                     -----------
             TOTAL INVESTMENTS
             (Cost $15,055,099) - 100.06%.........................   $16,232,032
                                                                     -----------

--------------------------------------------------------------------------------

 68                  CONSERVATIVE GROWTH LIFESTYLE FUND        August 31, 2000

                       Average Annual Total Return--Fund

         1 Year                                             Since Inception*
----------------------------------------------------------------------------
         19.33%                                                  18.24%

* September 21, 1998


                     GROWTH OF $10,000 INVESTMENT
                     Fiscal Year Ended August 31

                           Conservative Growth        S&P 500
                             Lifestyle Fund            Index        Benchmark*
                           -------------------      -----------   ------------
-
           9/21/98              10,000                 10,000         10,000
             11/98              10,892                 11,396         10,782
              2/99              11,009                 12,166         10,955
              5/99              11,548                 12,832         11,501
              8/99              11,599                 13,057         11,461
             11/99              12,272                 13,778         11,883
              2/00              12,866                 13,593         12,193
              5/00              12,807                 14,177         12,262
           8/31/00              13,841                 15,188         13,052


 Past performance is not predictive of future performance.
 The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

 Portfolio at a Glance

 Total net assets: $12,267,622
 NAV on 08/31/00: $11.33
 One year total return: 19.33%
 Net expense ratio: 0.10%
 Inception date: 09/21/98

MANAGEMENT OVERVIEW
A discussion with portfolio manager
William Trimbur, Jr., CFA, CPA (VALIC)

How did the Fund perform relative to its market and its benchmark?
The Fund has a 50% equity and 50% fixed income asset allocation. In a complete investment program, as this Lifestyle Fund is intended to be, VALIC believes asset allocation is the significant driver of long term returns. The asset allocation was changed one time, in May 2000, with a substantial reduction in equities and corresponding increase in fixed income. Management believes this change was necessary as equity valuations had reached unusual heights, while fixed income offered positive total return and attractive volatility diversification.

How did the large cap market perform over the past fiscal year?
The Fund strongly outperformed its blended benchmark as well as the widely followed Standard & Poor's 500 index.

What were some of the dominant themes in the portfolio?
All holdings had positive total returns. As a group, equities far outdistanced fixed income.

Which portfolio holdings most enhanced the Fund's performance?
All equity holdings had positive total returns for the year ended August 31, 2000. The Small Cap Growth Fund at + 68.91%, Mid Cap Growth Fund at + 46.25%, and Large Cap Growth Fund at + 30.68% were significant contributors. On a year to date basis through August 31, 2000, fixed income has been a significant contributor as investment grade domestic bonds have a total return greater than the Standard & Poor's 500 index.

Were there any disappointments in the Fund's portfolio?
Value funds had an unusually wide performance gap when measured against growth funds. For example, Large Cap Growth Fund advanced 30.68% while Large Cap Value Fund returned + 7.35%.

What do you see ahead in the markets for the next fiscal period?
The equity, fixed income, and currency markets are likely to remain volatile until investors reach a new consensus on corporate earnings versus equity valuations, as well as slowing US domestic economic growth and accelerating international growth. The technology and growth equity sectors are particularly vulnerable to economic disappointments, foreign or domestic.

-------------------------------------------------------------------------------

 August 31, 2000       CONSERVATIVE GROWTH LIFESTYLE FUND                69

   NUMBER
  OF SHARES                                                        MARKET VALUE

--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS
             INVESTMENT COMPANIES - AFFILIATED - 100.06%
             BOND FUND - 50.03%
     649,460 AGSPC 3 Domestic Bond Fund........................   $    6,137,397
                                                                  --------------
             INTERNATIONAL EQUITY FUNDS - 8.00%
      33,198 AGSPC 3 International Growth Fund.................          490,995
      28,381 AGSPC 3 International Value Fund..................          490,994
                                                                  --------------
                                                                         981,989
                                                                  --------------
             LARGE CAP EQUITY FUNDS - 26.02%
      90,254 AGSPC 3 Large Cap Growth Fund.....................        1,595,686
     137,560 AGSPC 3 Large Cap Value Fund......................        1,595,700
                                                                  --------------
                                                                       3,191,386
                                                                  --------------
             MID CAP EQUITY FUNDS - 10.01%
      15,061 AGSPC 3 Mid Cap Growth Fund.......................          245,491
      72,524 AGSPC 3 Mid Cap Value Fund........................          981,975
                                                                  --------------
                                                                       1,227,466
                                                                  --------------
             SMALL CAP EQUITY FUND - 6.00%
      31,690 AGSPC 3 Small Cap Growth Fund.....................          736,465
                                                                  --------------
             TOTAL INVESTMENT COMPANIES - AFFILIATED
             (Cost $11,721,411)................................       12,274,703
                                                                  --------------
             TOTAL INVESTMENTS
             (Cost $11,721,411) - 100.06%......................   $   12,274,703
                                                                  --------------

--------------------------------------------------------------------------------

 70                                                August 31, 2000
                     STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                 STATE      NEUBERGER
                                         GOLDMAN SACHS   INVESCO   J.P. MORGAN                  STREET       BERMAN
                           INTERNATIONAL   LARGE CAP     MID CAP    SMALL CAP   INTERNATIONAL  LARGE CAP     MID CAP   SMALL CAP
                            GROWTH FUND   GROWTH FUND  GROWTH FUND GROWTH FUND   VALUE FUND   VALUE FUND   VALUE FUND  VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost............            $10,509,511   $28,181,428  $10,618,795 $27,670,262   $10,028,919  $10,196,545  $15,489,544 $5,093,225
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
Investments, at
market..........            $11,952,103   $36,045,018  $13,453,824 $33,762,077   $13,146,096  $11,141,579  $17,521,075 $5,398,718
Cash
(overdraft).....                    744           455          119     (41,797)          154          871          188         --
Receivable for:
 Investments
 sold...........                     --            --           --     351,848       136,234      245,377           --     55,938
 Fund shares
 sold...........                 71,488        83,693       43,138     230,547        82,002       15,516       27,411      3,141
 Dividends and
 interest.......                 17,350        15,827        4,876       3,329        17,540       19,069       11,855      6,989
 Daily variation
 margin on
 futures........                     --         4,298           --          --            --           --           --      1,575
 Unrealized gain
 on forward
 currency
 exchange
 contracts......                     --            --           --          --           737           --           --         --
 Expenses
 reimbursement..                106,962       229,743      128,108     178,346       159,233      103,479      121,290     91,626
Other assets....                  2,073           400          152      12,001           442          158          224      1,253
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
TOTAL ASSETS....             12,150,720    36,379,434   13,630,217  34,496,351    13,542,438   11,526,049   17,682,043  5,559,240
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
LIABILITIES:
Payable for:
 Investments
 purchased......                281,052            --      691,606     107,501        93,021      278,722       80,830     15,623
 Fund shares
 reacquired.....                     --        32,678       11,442     101,935            --        5,833        1,432         --
 Custodian fee..                 47,018       110,438       48,506      84,961        54,050       49,277       57,533     38,573
 Professional
 fees...........                 28,920        68,577       30,624      53,813        33,105       30,873       36,034     24,403
 Report to
 shareholders...                 13,372        33,836       13,639      26,932        15,506       13,671       16,160     10,955
 Unrealized loss
 on forward
 currency
 exchange
 contracts......                     --            --           --          --        30,313           --           --         --
Payable to
affiliates:
 Advisory fees..                  8,623        15,674        6,351      21,716        10,808        4,510       10,561      3,332
 Administrative
 services.......                 37,926        95,128       39,365      75,553        43,637       39,693       47,619     30,327
 Accounting
 services.......                  4,551        11,415        4,724       9,066         5,236        4,763        5,714      3,639
 Trustees' fee..                  8,686        18,868        9,229      15,360         9,929        9,282       10,519      7,624
Accrued expenses
and other
liabilities.....                  5,365         9,943        4,288          --         9,806        5,246        4,946      4,036
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
TOTAL
LIABILITIES.....                435,513       396,557      859,774     496,837       305,411      441,870      271,348    138,512
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
NET ASSETS......            $11,715,207   $35,982,877  $12,770,443 $33,999,514   $13,237,027  $11,084,179  $17,410,695 $5,420,728
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
REPRESENTED BY:
Shares of
beneficial
interest........            $     7,919   $    20,354  $     7,833 $    14,628   $     7,651  $     9,553  $    12,857 $    4,622
Additional paid
in capital......              8,949,360    26,903,108    8,802,711  24,297,082     9,374,980   10,169,802   14,488,354  4,468,882
Undistributed/Accumulated
net realized
gain (loss) on
securities......              1,371,405     1,190,602    1,124,870   3,595,989       951,210      (30,509)     877,493    619,956
Undistributed/Accumulated
net investment
income (loss)...                (56,069)           --           --          --      (183,990)      (9,701)         460         --
Unrealized
appreciation
(depreciation)
of:
 Investments....              1,442,592     7,863,590    2,835,029   6,091,815     3,117,177      945,034    2,031,531    305,493
 Futures........                     --         5,223           --          --            --           --           --     21,775
 Forward
 currency
 contracts......                     --            --           --          --       (29,576)          --           --         --
 Foreign
 currency
 translations...                     --            --           --          --          (425)          --           --         --
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
NET ASSETS
APPLICABLE TO
SHARES
OUTSTANDING.....            $11,715,207   $35,982,877  $12,770,443 $33,999,514   $13,237,027  $11,084,179  $17,410,695 $5,420,728
                            -----------   -----------  ----------- -----------   -----------  -----------  ----------- ----------
---------------------------------------------------------------------------------------------------------------------------------
SHARES OF
BENEFICIAL
INTEREST:
(unlimited
shares
authorized)
 Outstanding
 (par value
 $0.01 per
 share).........                791,949     2,035,360      783,271   1,462,846       765,066      955,347    1,285,697    462,181
 NET ASSET
 VALUE, OFFERING
 AND REDEMPTION
 PRICE PER
 SHARE..........            $     14.79   $     17.68  $     16.30 $     23.24   $     17.30  $     11.60  $     13.54 $    11.73
                            SOCIALLY
                           RESPONSIBLE
                              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost............           $11,745,963
                           -----------
Investments, at
market..........           $14,285,373
Cash
(overdraft).....                   936
Receivable for:
 Investments
 sold...........                31,795
 Fund shares
 sold...........                    --
 Dividends and
 interest.......                14,225
 Daily variation
 margin on
 futures........                13,200
 Unrealized gain
 on forward
 currency
 exchange
 contracts......                    --
 Expenses
 reimbursement..               126,136
Other assets....                   189
                           -----------
TOTAL ASSETS....            14,471,854
                           -----------
LIABILITIES:
Payable for:
 Investments
 purchased......                    --
 Fund shares
 reacquired.....                 4,320
 Custodian fee..                60,738
 Professional
 fees...........                37,952
 Report to
 shareholders...                17,763
 Unrealized loss
 on forward
 currency
 exchange
 contracts......                    --
Payable to
affiliates:
 Advisory fees..                 2,932
 Administrative
 services.......                49,680
 Accounting
 services.......                 5,962
 Trustees' fee..                11,121
Accrued expenses
and other
liabilities.....                 4,903
                           -----------
TOTAL
LIABILITIES.....               195,371
                           -----------
NET ASSETS......           $14,276,483
                           -----------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
REPRESENTED BY:
Shares of
beneficial
interest........           $    10,085
Additional paid
in capital......            11,575,520
Undistributed/Accumulated
net realized
gain (loss) on
securities......               126,969
Undistributed/Accumulated
net investment
income (loss)...                 3,961
Unrealized
appreciation
(depreciation)
of:
 Investments....             2,539,410
 Futures........                20,538
 Forward
 currency
 contracts......                    --
 Foreign
 currency
 translations...                    --
                           -----------
NET ASSETS
APPLICABLE TO
SHARES
OUTSTANDING.....           $14,276,483
                           -----------
---------------------------------------------------------------------------------------------------------------------------------
SHARES OF
BENEFICIAL
INTEREST:
(unlimited
shares
authorized)
 Outstanding
 (par value
 $0.01 per
 share).........             1,008,524
 NET ASSET
 VALUE, OFFERING
 AND REDEMPTION
 PRICE PER
 SHARE..........           $     14.16

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------

 August 31, 2000                                                71
              STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                                                                                                      AGGRESSIVE      MODERATE
                            BALANCED   HIGH YIELD  STRATEGIC    DOMESTIC       CORE        MONEY        GROWTH         GROWTH
                              FUND     BOND FUND   BOND FUND    BOND FUND   BOND FUND   MARKET FUND LIFESTYLE FUND LIFESTYLE FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost............           $11,321,892 $6,015,745  $5,853,953  $14,562,180  $6,916,316  $25,235,135  $12,652,537    $15,055,099
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
Investments, at
market..........           $12,716,750 $5,755,731  $5,804,291  $14,504,118  $6,790,092  $25,235,135  $13,971,743    $16,232,032
Cash
(overdraft).....                   512        490     123,654          358         793          406        8,707         22,003
Receivable for:
 Investments
 sold...........                    --         --          --           --          --           --       59,916         52,897
 Fund shares
 sold...........                    --        249       5,553      123,953       1,640      257,539       42,161         43,978
 Dividends and
 interest.......                64,875    131,794     117,181      200,979      76,640          296       24,850         76,370
 Daily variation
 margin on
 futures........                    --         --          --           --          --           --           --             --
 Unrealized gain
 on forward
 currency
 exchange
 contracts......                    --         --          --           --          --           --           --             --
 Expenses
 reimbursement..               161,719     74,940      74,280      133,123      70,672      119,503           --             --
Other assets....                   157         90          91          167          88          174           --             --
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
TOTAL ASSETS....            12,944,013  5,963,294   6,125,050   14,962,698   6,939,925   25,613,053   14,107,377     16,427,280
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
LIABILITIES:
Payable for:
 Investments
 purchased......                13,312     23,844     146,739      234,277   1,416,051           --      142,764        203,379
 Fund shares
 reacquired.....                 2,375         --          --           --          --           --           20             --
 Custodian fee..                53,620     34,963      34,674       52,141      33,478       58,392           --             --
 Professional
 fees...........                33,437     21,910      21,754       32,339      21,048       36,745           --             --
 Report to
 shareholders...                15,523      9,653       9,533       14,698       9,184       15,641           --             --
 Unrealized loss
 on forward
 currency
 exchange
 contracts......                    --         --          --           --          --           --           --             --
Payable to
affiliates:
 Advisory fees..                 8,456      3,397       2,943        7,072       2,284        4,603        1,124          1,296
 Administrative
 services.......                43,747     27,090      26,867       42,753      25,875       49,559           --             --
 Accounting
 services.......                 5,250      3,251       3,224        5,130       3,105        5,947           --             --
 Trustees' fee..                 9,894      6,830       6,779        9,484       6,565       10,361           --             --
Accrued expenses
and other
liabilities.....                 3,992      2,780       2,945        7,647       2,578        4,446           --            233
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
TOTAL
LIABILITIES.....               189,606    133,718     255,458      405,541   1,520,168      185,694      143,908        204,908
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
NET ASSETS......           $12,754,407 $5,829,576  $5,869,592  $14,557,157  $5,419,757  $25,427,359  $13,963,469    $16,222,372
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
REPRESENTED BY:
Shares of
beneficial
interest........           $     9,731 $    6,283  $    5,979  $    15,396  $    5,730  $   254,274  $     9,380    $    12,088
Additional paid
in capital......            10,823,232  6,237,762   5,961,623   14,918,018   5,697,001   25,173,085   10,841,752     13,758,798
Undistributed/Accumulated
net realized
gain (loss) on
securities......               523,490   (160,328)    (60,266)    (322,703)   (161,709)          --    1,793,131      1,274,553
Undistributed/Accumulated
net investment
income (loss)...                 3,096      5,903      11,918        4,508       4,959           --           --             --
Unrealized
appreciation
(depreciation)
of:
 Investments....             1,394,858   (260,014)    (49,662)     (58,062)   (126,224)          --    1,319,206      1,176,933
 Futures........                    --         --          --           --          --           --           --             --
 Forward
 currency
 contracts......                    --         --          --           --          --           --           --             --
 Foreign
 currency
 translations...                    --        (30)         --           --          --           --           --             --
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
NET ASSETS
APPLICABLE TO
SHARES
OUTSTANDING.....           $12,754,407 $5,829,576  $5,869,592  $14,557,157  $5,419,757  $25,427,359  $13,963,469    $16,222,372
                           ----------- ----------  ----------  -----------  ----------  -----------  -----------    -----------
---------------------------------------------------------------------------------------------------------------------------------
SHARES OF
BENEFICIAL
INTEREST:
(unlimited
shares
authorized)
 Outstanding
 (par value
 $0.01 per
 share).........               973,112    628,278     597,911    1,539,647     573,000   25,427,359      938,006      1,208,848
 NET ASSET
 VALUE, OFFERING
 AND REDEMPTION
 PRICE PER
 SHARE..........           $     13.11 $     9.28  $     9.82  $      9.45  $     9.46  $      1.00  $     14.89    $     13.42
                            CONSERVATIVE
                               GROWTH
                           LIFESTYLE FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at
cost............            $11,721,411
                           --------------
Investments, at
market..........            $12,274,703
Cash
(overdraft).....                 (3,401)
Receivable for:
 Investments
 sold...........                 38,606
 Fund shares
 sold...........                 22,356
 Dividends and
 interest.......                 91,870
 Daily variation
 margin on
 futures........                     --
 Unrealized gain
 on forward
 currency
 exchange
 contracts......                     --
 Expenses
 reimbursement..                     --
Other assets....                     --
                           --------------
TOTAL ASSETS....             12,424,134
                           --------------
LIABILITIES:
Payable for:
 Investments
 purchased......                155,502
 Fund shares
 reacquired.....                      5
 Custodian fee..                     --
 Professional
 fees...........                     --
 Report to
 shareholders...                     --
 Unrealized loss
 on forward
 currency
 exchange
 contracts......                     --
Payable to
affiliates:
 Advisory fees..                  1,005
 Administrative
 services.......                     --
 Accounting
 services.......                     --
 Trustees' fee..                     --
Accrued expenses
and other
liabilities.....                     --
                           --------------
TOTAL
LIABILITIES.....                156,512
                           --------------
NET ASSETS......            $12,267,622
                           --------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
REPRESENTED BY:
Shares of
beneficial
interest........            $    10,827
Additional paid
in capital......             11,361,329
Undistributed/Accumulated
net realized
gain (loss) on
securities......                342,174
Undistributed/Accumulated
net investment
income (loss)...                     --
Unrealized
appreciation
(depreciation)
of:
 Investments....                553,292
 Futures........                     --
 Forward
 currency
 contracts......                     --
 Foreign
 currency
 translations...                     --
                           --------------
NET ASSETS
APPLICABLE TO
SHARES
OUTSTANDING.....            $12,267,622
                           --------------
---------------------------------------------------------------------------------------------------------------------------------
SHARES OF
BENEFICIAL
INTEREST:
(unlimited
shares
authorized)
 Outstanding
 (par value
 $0.01 per
 share).........              1,082,658
 NET ASSET
 VALUE, OFFERING
 AND REDEMPTION
 PRICE PER
 SHARE..........            $     11.33

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------

 72                      For the Fiscal Year Ended August 31, 2000
                            STATEMENTS OF OPERATIONS

                                                 INVESCO                                            NEUBERGER
                                  GOLDMAN SACHS  MID CAP    J.P. MORGAN                STATE STREET   BERMAN
                    INTERNATIONAL   LARGE CAP     GROWTH     SMALL CAP   INTERNATIONAL  LARGE CAP    MID CAP    SMALL CAP
                     GROWTH FUND   GROWTH FUND     FUND     GROWTH FUND   VALUE FUND    VALUE FUND  VALUE FUND  VALUE FUND

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
foreign
withholding taxes
of $13,982 and
$16,169 for
International
Growth Fund and
International
Value Fund,
respectively).....   $  114,640    $  149,476   $   30,452  $   44,512    $  119,652    $  173,531  $  126,931  $  115,309
Interest..........       23,712        51,011       23,739      70,855        27,337         7,140      45,124      33,452
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
 Total investment
 income...........      138,352       200,487       54,191     115,367       146,989       180,671     172,055     148,761
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
EXPENSES:
Advisory fees.....       85,379       148,935       59,188     190,268       110,641        45,559      88,406      47,613
Custodian fees....       24,832        69,623       22,462      55,015        29,230        22,873      29,615      16,082
Administrative
fee...............       23,716        67,699       22,766      55,961        27,618        22,779      29,469      15,871
Professional
fees..............       15,287        44,072       14,736      35,499        17,891        14,741      18,903      10,445
Report to
shareholders......       12,371        31,623       12,438      25,491        14,358        12,481      14,865       9,978
Trustees' fees and
expenses..........        4,331        12,270        4,093       9,733         5,106         4,170       5,210       3,033
Accounting
services..........        2,846         8,124        2,732       6,715         3,314         2,734       3,536       1,905
Miscellaneous.....        2,972         7,260        2,540       4,544         3,198         3,491       3,077       2,472
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
 Total expenses...      171,734       389,606      140,955     383,226       211,356       128,828     193,081     107,399
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
 Expense
 reimbursement....      (62,647)     (156,449)     (68,937)   (123,520)      (96,255)      (55,013)    (69,311)    (45,254)
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
NET INVESTMENT
INCOME (LOSS).....       29,265       (32,670)     (17,827)   (144,339)       31,888       106,856      48,285      86,616
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES:
Net realized gain
(loss) on
securities:
 Investments......    1,619,840     1,391,700    1,207,268   3,990,697     1,156,460       201,690     891,119     637,889
 Capital gain
 distribution.....           --            --           --          --            --            --          --          --
 Futures & options
 contracts........           --        11,094           --          --            --            --          --      12,273
 Forward currency
 contracts........           --            --           --          --       (74,079)           --          --          --
 Foreign currency
 transactions.....     (178,616)           --           --          --        (3,586)           --          --          --
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
                      1,441,224     1,402,794    1,207,268   3,990,697     1,078,795       201,690     891,119     650,162
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
Net unrealized
appreciation
(depreciation) of
securities during
the period:
 Investments......    1,014,330     5,715,524    2,510,021   4,433,309       965,096       514,937   2,463,897     247,642
 Futures
 contracts........           --         7,568           --          --            --            --          --      38,875
 Forward currency
 contracts........           --            --           --          --       (19,462)           --          --          --
 Foreign currency
 translations.....           50            --           --          --            60            --          --          --
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
                      1,014,380     5,723,092    2,510,021   4,433,309       945,694       514,937   2,463,897     286,517
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
  Net realized and
  unrealized gain
  on securities
  during the
  period..........    2,455,604     7,125,886    3,717,289   8,424,006     2,024,489       716,627   3,355,016     936,679
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
 INCREASE IN NET
 ASSETS RESULTING
 FROM OPERATIONS..   $2,484,869    $7,093,216   $3,699,462  $8,279,667    $2,056,377    $  823,483  $3,403,301  $1,023,295
                     ----------    ----------   ----------  ----------    ----------    ----------  ----------  ----------
                     SOCIALLY
                    RESPONSIBLE
                       FUND

---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
foreign
withholding taxes
of $13,982 and
$16,169 for
International
Growth Fund and
International
Value Fund,
respectively).....  $  140,662
Interest..........      48,357
                    ------------
 Total investment
 income...........     189,019
                    ------------
EXPENSES:
Advisory fees.....      30,422
Custodian fees....      31,161
Administrative
fee...............      30,422
Professional
fees..............      19,889
Report to
shareholders......      16,311
Trustees' fees and
expenses..........       5,609
Accounting
services..........       3,651
Miscellaneous.....       2,768
                    ------------
 Total expenses...     140,233
                    ------------
 Expense
 reimbursement....     (72,068)
                    ------------
NET INVESTMENT
INCOME (LOSS).....     120,854
                    ------------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES:
Net realized gain
(loss) on
securities:
 Investments......      38,788
 Capital gain
 distribution.....          --
 Futures & options
 contracts........      90,808
 Forward currency
 contracts........          --
 Foreign currency
 transactions.....          --
                    ------------
                       129,596
                    ------------
Net unrealized
appreciation
(depreciation) of
securities during
the period:
 Investments......   1,444,269
 Futures
 contracts........      17,838
 Forward currency
 contracts........          --
 Foreign currency
 translations.....          --
                    ------------
                     1,462,107
                    ------------
  Net realized and
  unrealized gain
  on securities
  during the
  period..........   1,591,703
                    ------------
 INCREASE IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $1,712,557
                    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------

 For the Fiscal Year Ended August 31, 2000                      73
                      STATEMENTS OF OPERATIONS - CONTINUED

                                                                                            AGGRESSIVE  MODERATE  CONSERVATIVE
                                                                                  MONEY       GROWTH     GROWTH      GROWTH
                     BALANCED   HIGH YIELD  STRATEGIC    DOMESTIC   CORE BOND     MARKET    LIFESTYLE  LIFESTYLE   LIFESTYLE
                       FUND     BOND FUND   BOND FUND   BOND FUND      FUND        FUND        FUND       FUND        FUND

------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.........  $   82,569  $       --  $       --  $       --  $       --  $       --  $  127,015 $  267,238  $  293,066
Interest..........     268,458     619,390     504,117     732,393     375,713     801,552          77        485         107
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
 Total investment
 income...........     351,027     619,390     504,117     732,393     375,713     801,552     127,092    267,723     293,173
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
EXPENSES:
Advisory fees.....      85,297      38,715      33,027      64,005      26,117      32,252      10,862     12,732       9,495
Custodian fees....      27,018      13,681      13,614      27,364      12,892      30,966          --         --          --
Administrative
fee...............      26,655      13,827      13,760      26,669      13,058      32,252          --         --          --
Professional
fees..............      17,258       8,950       8,902      17,094       8,452      20,531          --         --          --
Report to
shareholders......      14,249       8,678       8,574      13,546       8,254      14,429          --         --          --
Trustees' fees and
expenses..........       4,883       2,606       2,591       4,835       2,467       5,468          --         --          --
Accounting
services..........       3,199       1,659       1,651       3,200       1,567       3,870          --         --          --
Miscellaneous.....       2,228       1,332       1,258       5,940       1,171       2,649          --         --          --
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
 Total expenses...     180,787      89,448      83,377     162,653      73,978     142,417      10,862     12,732       9,495
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
 Expense
 reimbursement....     (93,248)    (34,694)    (34,383)    (79,286)    (32,178)    (70,172)         --         --          --
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
NET INVESTMENT
INCOME............     263,488     564,636     455,123     649,026     333,913     729,307     116,230    254,991     283,678
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
REALIZED AND
UNREALIZED GAIN
(LOSS) ON
SECURITIES:
Net realized gain
(loss) on
securities:
 Investments......     523,842    (112,017)     10,060    (275,098)   (117,216)         --   1,867,912  1,344,625     486,644
 Capital gain
 distribution.....          --          --          --          --          --          --     711,550    810,493     451,478
 Futures & options
 contracts........          --          --     (27,223)         --          --          --          --         --          --
 Forward currency
 contracts........          --          --          --          --          --          --          --         --          --
 Foreign currency
 transactions.....          --          --      (1,345)         --          --          --          --         --          --
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
                       523,842    (112,017)    (18,508)   (275,098)   (117,216)         --   2,579,462  2,155,118     938,122
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
Net unrealized
appreciation
(depreciation) of
securities during
the period:
 Investments......     671,236    (124,381)      9,679     355,277      57,812          --      67,795    251,025     446,415
 Futures
 contracts........          --          --          --          --          --          --          --         --          --
 Forward currency
 contracts........          --          --          --          --          --          --          --         --          --
 Foreign currency
 translations.....          --         (30)         --          --          --          --          --         --          --
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
                       671,236    (124,411)      9,679     355,277      57,812          --      67,795    251,025     446,415
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
  Net realized and
  unrealized gain
  (loss) on
  securities
  during the
  period..........   1,195,078    (236,428)     (8,829)     80,179     (59,404)         --   2,647,257  2,406,143   1,384,537
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------
 INCREASE IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $1,458,566  $  328,208  $  446,294  $  729,205  $  274,509  $  729,307  $2,763,487 $2,661,134  $1,668,215
                    ----------  ----------  ----------  ----------  ----------  ----------  ---------- ----------  ----------

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------

 74                   STATEMENTS OF CHANGES IN NET ASSETS

                       INTERNATIONAL             GOLDMAN SACHS                INVESCO                 J.P. MORGAN
                        GROWTH FUND          LARGE CAP GROWTH FUND      MID CAP GROWTH FUND      SMALL CAP GROWTH FUND
                   -----------------------  -------------------------  -----------------------  ------------------------
                    For the Fiscal Year       For the Fiscal Year       For the Fiscal Year       For the Fiscal Year
                      Ended August 31,          Ended August 31,          Ended August 31,         Ended August 31,
                   -----------------------  -------------------------  -----------------------  ------------------------
                      2000        1999          2000         1999         2000        1999         2000         1999
                   -----------------------  -------------------------  -----------------------  ------------------------
OPERATIONS:
Net investment
 income (loss)...  $    29,265  $   80,860  $    (32,670) $    14,919  $   (17,827) $  (16,217) $  (144,339) $   (37,277)
Net realized gain
 on securities...    1,441,224     167,651     1,402,794      591,864    1,207,268     867,584    3,990,697    1,104,850
Net unrealized
 appreciation of
 securities
 during the
 period..........    1,014,380     428,212     5,723,092    2,145,721    2,510,021     325,008    4,433,309    1,658,506
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
 Increase in net
  assets
  resulting from
  operations.....    2,484,869     676,723     7,093,216    2,752,504    3,699,462   1,176,375    8,279,667    2,726,079
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........     (124,079)         --        (2,763)     (12,174)          --          --           --           --
Net realized gain
 on securities...     (263,934)         --      (771,386)          --     (915,938)         --   (1,294,227)     (23,560)
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...     (388,013)         --      (774,149)     (12,174)    (915,938)         --   (1,294,227)     (23,560)
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
SHARE
 TRANSACTIONS:
Proceeds from
 shares sold.....    5,116,241   6,525,710    14,951,467   18,067,450    4,332,083   6,675,852   20,675,764    8,757,239
Proceeds from
 shares issued
 for
 distributions
 reinvested......      388,013          --       774,149       12,174      915,938          --    1,294,227       23,560
Cost of shares
 reacquired......   (2,701,134)   (392,069)   (5,370,934)  (1,514,626)  (2,655,563)   (463,166)  (5,799,255)    (645,180)
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
 Increase in net
  assets
  resulting from
  shares
  transactions...    2,803,120   6,133,641    10,354,682   16,564,998    2,592,458   6,212,686   16,170,736    8,135,619
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
TOTAL INCREASE IN
 NET ASSETS......    4,899,976   6,810,364    16,673,749   19,305,328    5,375,982   7,389,061   23,156,176   10,838,138
NET ASSETS:
Beginning of
 period..........    6,815,231       4,867    19,309,128        3,800    7,394,461       5,400   10,843,338        5,200
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
End of period....  $11,715,207  $6,815,231  $ 35,982,877  $19,309,128  $12,770,443  $7,394,461  $33,999,514  $10,843,338
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
Undistributed net
 investment
 income
 (accumulated
 loss) included
 in net
 assets at the
 end of the
 period..........  $   (56,069) $   80,860  $         --  $     2,745  $        --  $       --  $        --  $        --
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
CHANGE IN SHARES
 OUTSTANDING:
Shares sold......      343,676     642,435       935,327    1,493,550      305,086     627,713      952,777      772,300
Shares issued for
 distributions
 reinvested......       25,167          --        49,085          971       73,806          --       64,008        1,746
Shares
 reacquired......     (184,544)    (35,272)     (332,400)    (111,553)    (189,416)    (34,458)    (283,473)     (45,032)
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
 Increase in
  shares
  outstanding....      184,299     607,163       652,012    1,382,968      189,476     593,255      733,312      729,014
Shares
 outstanding:
 Beginning of
  period.........      607,650         487     1,383,348          380      593,795         540      729,534          520
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
 End of period...      791,949     607,650     2,035,360    1,383,348      783,271     593,795    1,462,846      729,534
                   -----------  ----------  ------------  -----------  -----------  ----------  -----------  -----------
                    INTERNATIONAL VALUE
                            FUND
                   ------------------------
                    For the Fiscal Year
                      Ended August 31,
                   ------------------------
                      2000        1999
                   ------------------------
OPERATIONS:
Net investment
 income (loss)...  $    31,888  $   44,133
Net realized gain
 on securities...    1,078,795     314,836
Net unrealized
 appreciation of
 securities
 during the
 period..........      945,694   2,141,482
                   ------------ -----------
 Increase in net
  assets
  resulting from
  operations.....    2,056,377   2,500,451
                   ------------ -----------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........     (100,863)     (8,000)
Net realized gain
 on securities...     (497,850)         --
                   ------------ -----------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...     (598,713)     (8,000)
                   ------------ -----------
SHARE
 TRANSACTIONS:
Proceeds from
 shares sold.....    5,530,864   6,221,423
Proceeds from
 shares issued
 for
 distributions
 reinvested......      598,713       8,000
Cost of shares
 reacquired......   (2,498,830)   (578,058)
                   ------------ -----------
 Increase in net
  assets
  resulting from
  shares
  transactions...    3,630,747   5,651,365
                   ------------ -----------
TOTAL INCREASE IN
 NET ASSETS......    5,088,411   8,143,816
NET ASSETS:
Beginning of
 period..........    8,148,616       4,800
                   ------------ -----------
End of period....  $13,237,027  $8,148,616
                   ------------ -----------
Undistributed net
 investment
 income
 (accumulated
 loss) included
 in net
 assets at the
 end of the
 period..........  $  (183,990) $   36,133
                   ------------ -----------
CHANGE IN SHARES
 OUTSTANDING:
Shares sold......      319,116     593,951
Shares issued for
 distributions
 reinvested......       34,384         704
Shares
 reacquired......     (142,190)    (41,379)
                   ------------ -----------
 Increase in
  shares
  outstanding....      211,310     553,276
Shares
 outstanding:
 Beginning of
  period.........      553,756         480
                   ------------ -----------
 End of period...      765,066     553,756
                   ------------ -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED         75

                        STATE STREET           NEUBERGER BERMAN                               SOCIALLY RESPONSIBLE
                    LARGE CAP VALUE FUND      MID CAP VALUE FUND     SMALL CAP VALUE FUND             FUND
                   -----------------------  -----------------------  ----------------------  ------------------------
                    For the Fiscal Year      For the Fiscal Year      For the Fiscal Year      For the Fiscal Year
                      Ended August 31,         Ended August 31,        Ended August 31,         Ended August 31,
                   -----------------------  -----------------------  ----------------------  ------------------------
                      2000         1999        2000         1999        2000        1999        2000         1999
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
OPERATIONS:
Net investment
income...........  $   106,856  $   75,213  $    48,285  $   53,719  $   86,616  $   75,368  $   120,854  $    86,901
Net realized gain
on securities....      201,690   1,019,748      891,119   2,554,226     650,162     267,470      129,596      675,026
Net unrealized
appreciation
(depreciation) of
securities during
the period.......      514,937     430,097    2,463,897    (432,366)    286,517      40,751    1,462,107    1,097,841
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
 Increase in net
 assets resulting
 from
 operations......      823,483   1,525,058    3,403,301   2,175,579   1,023,295     383,589    1,712,557    1,859,768
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........     (102,781)    (74,349)     (49,332)    (51,583)    (87,688)    (73,535)    (118,219)     (85,565)
Net realized gain
on securities....   (1,266,735)         --   (2,428,048)   (139,804)   (224,839)    (67,087)    (391,923)    (285,733)
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....   (1,369,516)    (74,349)  (2,477,380)   (191,387)   (312,527)   (140,622)    (510,142)    (371,298)
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
SHARE
TRANSACTIONS:
Proceeds from
shares sold......    4,970,134   7,688,588    7,560,011   7,528,054   1,189,509   6,409,530    3,346,442    8,600,154
Proceeds from
shares issued for
distributions
reinvested.......    1,369,516      74,349    2,477,380     191,387     312,527     140,622      510,142      371,298
Cost of shares
reacquired.......   (2,565,833) (1,361,118)  (2,591,607)   (669,910) (3,206,192)   (384,136)  (1,086,455)    (162,650)
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
 Increase
 (decrease) in
 net assets
 resulting from
 shares
 transactions....    3,773,817   6,401,819    7,445,784   7,049,531  (1,704,156)  6,166,016    2,770,129    8,808,802
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........    3,227,784   7,852,528    8,371,705   9,033,723    (993,388)  6,408,983    3,972,544   10,297,272
NET ASSETS:
Beginning of
period...........    7,856,395       3,867    9,038,990       5,267   6,414,116       5,133   10,303,939        6,667
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
End of period....  $11,084,179  $7,856,395  $17,410,695  $9,038,990  $5,420,728  $6,414,116  $14,276,483  $10,303,939
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
Undistributed net
investment income
included in net
assets at the end
of the period....  $    (9,701) $    1,012  $       460  $    2,508  $       --  $    2,005  $     3,961  $     1,336
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
CHANGE IN SHARES
OUTSTANDING:
Shares sold......      448,103     705,711      610,303     684,711     114,312     634,189      249,363      781,747
Shares issued for
distributions
reinvested.......      126,460       5,876      228,066      15,395      31,026      12,732       37,876       30,223
Shares
reacquired.......     (230,591)   (100,599)    (206,664)    (46,641)   (295,109)    (35,482)     (79,002)     (12,350)
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
 Increase
 (decrease) in
 shares
 outstanding.....      343,972     610,988      631,705     653,465    (149,771)    611,439      208,237      799,620
Shares
outstanding:
 Beginning of
 period..........      611,375         387      653,992         527     611,952         513      800,287          667
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
 End of period...      955,347     611,375    1,285,697     653,992     462,181     611,952    1,008,524      800,287
                   -----------  ----------  -----------  ----------  ----------  ----------  -----------  -----------
                       BALANCED FUND
                   ------------------------
                    For the Fiscal Year
                      Ended August 31,
                   ------------------------
                      2000         1999
                   ------------ -----------
OPERATIONS:
Net investment
income...........  $   263,488  $  150,185
Net realized gain
on securities....      523,842     466,887
Net unrealized
appreciation
(depreciation) of
securities during
the period.......      671,236     723,622
                   ------------ -----------
 Increase in net
 assets resulting
 from
 operations......    1,458,566   1,340,694
                   ------------ -----------
DISTRIBUTIONS TO
SHAREHOLDERS
FROM:
Net investment
income...........     (261,834)   (148,979)
Net realized gain
on securities....     (432,943)    (34,051)
                   ------------ -----------
 Decrease in net
 assets resulting
 from
 distributions to
 shareholders....     (694,777)   (183,030)
                   ------------ -----------
SHARE
TRANSACTIONS:
Proceeds from
shares sold......    3,234,946   7,231,067
Proceeds from
shares issued for
distributions
reinvested.......      694,777     183,030
Cost of shares
reacquired.......     (476,440)    (41,093)
                   ------------ -----------
 Increase
 (decrease) in
 net assets
 resulting from
 shares
 transactions....    3,453,283   7,373,004
                   ------------ -----------
TOTAL INCREASE
(DECREASE) IN NET
ASSETS...........    4,217,072   8,530,668
NET ASSETS:
Beginning of
period...........    8,537,335       6,667
                   ------------ -----------
End of period....  $12,754,407  $8,537,335
                   ------------ -----------
Undistributed net
investment income
included in net
assets at the end
of the period....  $     3,096  $    1,586
                   ------------ -----------
CHANGE IN SHARES
OUTSTANDING:
Shares sold......      261,102     680,625
Shares issued for
distributions
reinvested.......       56,791      15,285
Shares
reacquired.......      (38,015)     (3,343)
                   ------------ -----------
 Increase
 (decrease) in
 shares
 outstanding.....      279,878     692,567
Shares
outstanding:
 Beginning of
 period..........      693,234         667
                   ------------ -----------
 End of period...      973,112     693,234
                   ------------ -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 76             STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

                   HIGH YIELD BOND FUND     STRATEGIC BOND FUND      DOMESTIC BOND FUND        CORE BOND FUND
                   ----------------------  ----------------------  -----------------------  ----------------------
                    For the Fiscal Year     For the Fiscal Year     For the Fiscal Year      For the Fiscal Year
                     Ended August 31,        Ended August 31,         Ended August 31,        Ended August 31,
                   ----------------------  ----------------------  -----------------------  ----------------------
                      2000        1999        2000        1999        2000         1999        2000        1999
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
OPERATIONS:
Net investment
 income (loss)...  $  564,636  $  454,722  $  455,123  $  356,601  $   649,026  $  354,252  $  333,913  $  260,813
Net realized gain
 on securities ..    (112,017)    (48,311)    (18,508)    (28,569)    (275,098)     17,325    (117,216)    (24,396)
Net unrealized
 appreciation
 (depreciation)
 of securities
 during the
 period..........    (124,411)   (135,633)      9,679     (59,341)     355,277    (413,339)     57,812    (184,036)
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....     328,208     270,778     446,294     268,691      729,205     (41,762)    274,509      52,381
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........    (562,080)   (453,039)   (468,261)   (335,000)    (648,895)   (352,037)   (334,812)   (259,674)
Net realized gain
 on securities...          --          --          --     (11,064)        (179)    (63,635)         --     (16,291)
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...    (562,080)   (453,039)   (468,261)   (346,064)    (649,074)   (415,672)   (334,812)   (275,965)
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
SHARE
 TRANSACTIONS:
Proceeds from
 shares sold.....     132,575   5,137,206     178,386   5,021,496    9,692,501  10,859,615      47,686   5,060,442
Proceeds from
 shares issued
 for
 distributions
 reinvested......     562,079     453,039     468,261     346,064      649,074     415,672     334,812     275,965
Cost of shares
 reacquired......     (28,233)    (17,624)    (51,318)       (624)  (4,116,352) (2,567,717)    (21,010)       (918)
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
 Increase in net
  assets
  resulting from
  shares
  transactions...     666,421   5,572,621     595,329   5,366,936    6,225,223   8,707,570     361,488   5,335,489
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
TOTAL INCREASE IN
 NET ASSETS......     432,549   5,390,360     573,362   5,289,563    6,305,354   8,250,136     301,185   5,111,905
NET ASSETS:
Beginning of
 period..........   5,397,027       6,667   5,296,230       6,667    8,251,803       1,667   5,118,572       6,667
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
End of period....  $5,829,576  $5,397,027  $5,869,592  $5,296,230  $14,557,157  $8,251,803  $5,419,757  $5,118,572
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
Undistributed net
 investment
 income included
 in net
 assets at the
 end of the
 period..........  $    5,903  $    3,347  $   11,918  $   22,931  $     4,508  $    3,261  $    4,959  $    2,052
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
CHANGE IN SHARES
 OUTSTANDING:
Shares sold......      14,030     513,223      18,221     502,059    1,035,626   1,097,349       5,024     506,020
Shares issued for
 distributions
 reinvested......      60,146      44,931      48,049      34,237       69,692      42,275      35,617      27,974
Shares
 reacquired......      (2,977)     (1,742)     (5,260)        (62)    (440,511)   (264,951)     (2,209)        (93)
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
 Increase in
  shares
  outstanding....      71,199     556,412      61,010     536,234      664,807     874,673      38,432     533,901
Shares
 outstanding:
 Beginning of
  period.........     557,079         667     536,901         667      874,840         167     534,568         667
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
 End of period...     628,278     557,079     597,911     536,901    1,539,647     874,840     573,000     534,568
                   ----------  ----------  ----------  ----------  -----------  ----------  ----------  ----------
                     MONEY MARKET FUND
                   ------------------------
                    For the Fiscal Year
                      Ended August 31,
                   ------------------------
                      2000         1999
                   ------------ -----------
OPERATIONS:
Net investment
 income (loss)...  $   729,307  $  316,040
Net realized gain
 on securities ..           --          --
Net unrealized
 appreciation
 (depreciation)
 of securities
 during the
 period..........           --          --
                   ------------ -----------
 Increase
  (decrease) in
  net assets
  resulting from
  operations.....      729,307    (316,041)
                   ------------ -----------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
Net investment
 income..........     (729,307)   (316,041)
Net realized gain
 on securities...           --          --
                   ------------ -----------
 Decrease in net
  assets
  resulting from
  distributions
  to
  shareholders...     (729,307)   (316,041)
                   ------------ -----------
SHARE
 TRANSACTIONS:
Proceeds from
 shares sold.....   22,053,186  10,673,613
Proceeds from
 shares issued
 for
 distributions
 reinvested......      729,307     316,041
Cost of shares
 reacquired......   (7,139,601) (1,211,854)
                   ------------ -----------
 Increase in net
  assets
  resulting from
  shares
  transactions...   15,642,892   9,777,800
                   ------------ -----------
TOTAL INCREASE IN
 NET ASSETS......   15,642,892   9,777,800
NET ASSETS:
Beginning of
 period..........    9,784,467       6,667
                   ------------ -----------
End of period....  $25,427,359  $9,784,467
                   ------------ -----------
Undistributed net
 investment
 income included
 in net
 assets at the
 end of the
 period..........  $        --  $       --
                   ------------ -----------
CHANGE IN SHARES
 OUTSTANDING:
Shares sold......   22,053,186  10,673,613
Shares issued for
 distributions
 reinvested......      729,307     316,041
Shares
 reacquired......   (7,139,601) (1,211,854)
                   ------------ -----------
 Increase in
  shares
  outstanding....   15,642,892   9,777,800
Shares
 outstanding:
 Beginning of
  period.........    9,784,467       6,667
                   ------------ -----------
 End of period...   25,427,359   9,784,467
                   ------------ -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED 77

                            AGGRESSIVE GROWTH          MODERATE GROWTH        CONSERVATIVE GROWTH
                              LIFESTYLE FUND           LIFESTYLE FUND            LIFESTYLE FUND
                          -----------------------  ------------------------  -----------------------
                           For the Fiscal Year       For the Fiscal Year      For the Fiscal Year
                            Ended August 31,          Ended August 31,         Ended August 31,
                          -----------------------  ------------------------  -----------------------
                             2000         1999        2000         1999         2000         1999
                          -----------  ----------  -----------  -----------  -----------  ----------
OPERATIONS:
Net investment income...  $   116,230  $   51,675  $   254,991  $   124,085  $   283,678  $  145,778
Net realized gain on
securities..............    1,867,912     160,055    1,344,625      218,301      486,644     804,016
Capital gain
distributions...........      711,550      26,657      810,493       34,120      451,478      36,971
Net unrealized
appreciation of
securities during the
period..................       67,795   1,251,411      251,025      925,908      446,415     106,877
                          -----------  ----------  -----------  -----------  -----------  ----------
 Increase in net assets
 resulting from
 operations.............    2,763,487   1,489,798    2,661,134    1,302,414    1,668,215   1,093,642
                          -----------  ----------  -----------  -----------  -----------  ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income...     (785,165)    (32,215)  (1,045,937)     (76,536)    (744,287)    (96,471)
Net realized gain on
securities..............     (323,568)         --     (389,589)          --   (1,025,633)         --
                          -----------  ----------  -----------  -----------  -----------  ----------
 Decrease in net assets
 resulting from
 distributions to
 shareholders...........   (1,108,733)    (32,215)  (1,435,526)     (76,536)  (1,769,920)    (96,471)
                          -----------  ----------  -----------  -----------  -----------  ----------
SHARE TRANSACTIONS:
Proceeds from shares
sold....................    3,942,027   7,135,612    4,603,983    9,333,933    3,506,229  11,680,520
Proceeds from shares
issued for distributions
reinvested..............    1,108,733      32,215    1,435,526       76,536    1,769,919      96,471
Cost of shares
reacquired..............   (1,222,220)   (151,902)  (1,391,355)    (294,404)    (335,447) (5,352,203)
                          -----------  ----------  -----------  -----------  -----------  ----------
 Increase in net assets
 resulting from shares
 transactions...........    3,828,540   7,015,925    4,648,154    9,116,065    4,940,701   6,424,788
                          -----------  ----------  -----------  -----------  -----------  ----------
TOTAL INCREASE IN NET
ASSETS..................    5,483,294   8,473,508    5,873,762   10,341,943    4,838,996   7,421,959
NET ASSETS:
Beginning of period.....    8,480,175       6,667   10,348,610        6,667    7,428,626       6,667
                          -----------  ----------  -----------  -----------  -----------  ----------
End of period...........  $13,963,469  $8,480,175  $16,222,372  $10,348,610  $12,267,622  $7,428,626
                          -----------  ----------  -----------  -----------  -----------  ----------
Undistributed net
investment income
(accumulated loss)
included
in net assets at the end
of the period...........  $        --  $   19,460  $        --  $    47,549  $        --  $   49,307
                          -----------  ----------  -----------  -----------  -----------  ----------
CHANGE IN SHARES
OUTSTANDING:
Shares sold.............      284,017     672,676      362,941      862,163      319,603   1,071,050
Shares issued for
distributions
reinvested..............       78,848       2,639      112,592        6,384      160,540       8,337
Shares reacquired.......      (89,037)    (11,804)    (111,962)     (23,937)     (30,791)   (446,748)
                          -----------  ----------  -----------  -----------  -----------  ----------
 Increase in shares
 outstanding............      273,828     663,511      363,571      844,610      449,352     632,639
Shares outstanding:
 Beginning of period....      664,178         667      845,277          667      633,306         667
                          -----------  ----------  -----------  -----------  -----------  ----------
 End of period..........      938,006     664,178    1,208,848      845,277    1,082,658     633,306
                          -----------  ----------  -----------  -----------  -----------  ----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 78
                        NOTES TO FINANCIAL STATEMENTS
Note 1 -- Organization

 American General Series Portfolio Company 3 (the "Series" or "AGSPC 3") was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company ("VALIC") and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. On August 26, 1998, VALIC contributed $100,000 to the Series as its initial funding. On September 21, 1998, VALIC Separate Account A, invested an additional $74,900,000, and the Series commenced operations. The Series consists of the following 18 separate investment portfolios or "funds", each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest. Effective October 1, 2000, American General Series Portfolio Company 3 changed its name to North American Funds Variable Product Series II ("NAFVPS II"). The funds that make up the Series have also changed their name as shown below and on page 2:

  International Growth Fund              Balanced Fund
  Goldman Sachs Large Cap Growth Fund    High Yield Bond Fund
  INVESCO Mid Cap Growth Fund            Strategic Bond Fund
  J.P. Morgan Small Cap Growth Fund      Domestic Bond Fund
  International Value Fund               Core Bond Fund
  State Street Large Cap Value Fund      Money Market Fund
  Neuberger Berman Mid Cap Value Fund    Aggressive Growth Lifestyle Fund*
  Small Cap Value Fund                   Moderate Growth Lifestyle Fund*
  Socially Responsible Fund              Conservative Growth Lifestyle Fund*

* The lifestyle funds represent "funds of funds" which invest in the underlying NAFVPS I and II funds.

Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.
A. Investment Valuation
 Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted issues, securities are valued at the last sale price on any National Market System. In the absence of any National Market System sales on that day, securities are valued at the last reported bid price. However, options written for which other over-the-counter market quotations are readily available are valued at the last reported asked price, in the absence of any National Market System sales on that day. Futures contracts, options thereon, and options on stock indexes are valued at the amount which would be received upon a current disposition of such investments (i.e., their fair market value), in the absence of any sales on that day. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short-term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Series' Board of Trustees. Lifestyle fund securities are valued at the net asset value (market value) of the underlying NAFVPS I and II funds.
B. Options, Futures, and Forward Currency Contracts
 Call and Put Options. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
 Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, to the extent that the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.
 Futures Contracts. The initial margin deposit made upon entering into a futures contract is held by the custodian bank, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marked to market" adjustments on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.
 Forward Currency Contracts. Certain Funds may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.
C. Repurchase Agreements
 A Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week)
subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the Fund receives, as collateral, securities whose market value is at least equal to the repurchase price.
D. Foreign Currency Translation
 The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates at period end.
 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.
 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are "marked to market" daily to reflect fluctuations in foreign exchange rates.
--------------------------------------------------------------------------------

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED    79

E. Restricted Securities
 Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Fund may invest in 144A securities (in accordance with each Fund's investment restrictions as listed in the Statement of Additional Information) that have been determined to be liquid. In making this determination the Fund will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Fund could consider frequency of trading and available quotes, number of dealers and potential purchasers, dealer undertakings to make a market, and the potential limitations on the transfer of ownership.
F. Federal Income Taxes
 Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no Federal income tax provision is required.
G. Investment Transactions and Related Investment Income
 Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date. Interest income on investments is accrued daily.
H. Distributions to Shareholders
 Distributions to shareholders are recorded on the ex-dividend date. The Funds declare distributions from net investment income quarterly, except for the Money Market Fund, which declares daily. Capital gains distributions are declared annually.
 Investment income and capital gains and losses are recognized in accordance with GAAP ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with Federal income tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses, mortgage-backed securities and foreign currency transactions.
 At the end of the year, offsetting adjustments to undistributed net investment income, additional paid in capital and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.
Note 3 -- Advisory Fees and Other Transactions with Affiliates
 VALIC (the "Adviser") serves as investment adviser to the Series. VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. The Adviser entered into sub-advisory agreements with the following:
  American General Investment Management, L.P. -- sub-adviser for the High Yield Bond Fund, the Strategic Bond Fund, and the Core Bond Fund.
  Capital Guardian Trust Company -- sub-adviser for the International Value Fund, the Balanced Fund, and the Domestic Bond Fund.
  Fiduciary Management Associates, Inc. -- sub-adviser for the actively managed portion of the Small Cap Value Fund.
  Goldman Sachs Asset Management -- sub-adviser for the Goldman Sachs Large Cap Growth Fund.
  INVESCO Funds Group, Inc. -- sub-adviser for the INVESCO Mid Cap Growth Fund. Prior to September 28, 2000, Brown Capital Management, Inc. was the Fund's sub-adviser.
  J.P. Morgan Investment Management, Inc. -- sub-adviser for the J.P. Morgan Small Cap Growth Fund.
  Neuberger Berman Management Inc. -- sub-adviser for the Neuberger Berman Mid Cap Value Fund.
  State Street Global Advisors -- sub-adviser for the State Street Large Cap Value Fund.
  Thompson, Siegel & Walmsley, Inc. ("TS & W") -- sub-adviser for the International Growth Fund. The former sub-adviser, Jacobs Asset Management, merged into TS & W on July 24, 2000.

 Sub-advisers are compensated for such services by the Adviser.
 The Adviser receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates:

      International Growth Fund           0.90% on the first $100 million
                                          0.80% on assets more than $100
                                          million
     --------------------------------------------------------------------------
      Goldman Sachs Large Cap Growth Fund 0.55%
     --------------------------------------------------------------------------
      INVESCO Mid Cap Growth Fund         0.65% on the first $25 million
                                          0.55% on the next $25 million
                                          0.45% on assets more than $50 million
     --------------------------------------------------------------------------
      J.P. Morgan Small Cap Growth Fund   0.85%
     --------------------------------------------------------------------------
      International Value Fund            1.00% on the first $25 million
                                          0.85% on the next $25 million
                                          0.675% on the next $200 million
                                          0.625% on assets more than $250
                                          million
     --------------------------------------------------------------------------
      State Street Large Cap Value Fund   0.50%
     --------------------------------------------------------------------------
      Neuberger Berman Mid Cap Value Fund 0.75% on the first $100 million
                                          0.725% on the next $150 million
                                          0.70% on the next $250 million
                                          0.675% on the next $250 million
                                          0.65% on the assets more than $750
                                          million
     --------------------------------------------------------------------------
      Small Cap Value Fund                0.75% on the first $50 million
                                          0.65% on the assets more than $50
                                          million
     --------------------------------------------------------------------------
      Socially Responsible Fund           0.25%
     --------------------------------------------------------------------------
      Balanced Fund                       0.80% on the first $25 million
                                          0.65% on the next $25 million
                                          0.45% on assets more than $50 million
     --------------------------------------------------------------------------
      High Yield Bond Fund                0.70% on the first $200 million
                                          0.60% on the next $300 million
                                          0.55% on assets more than $500
                                          million
     --------------------------------------------------------------------------
      Strategic Bond Fund                 0.60% on the first $200 million
                                          0.50% on the next $300 million
                                          0.45% on assets more than $500
                                          million
     --------------------------------------------------------------------------
      Domestic Bond Fund                  0.60% on the first $50 million
                                          0.45% on the next $50 million
                                          0.43% on the next $200 million
                                          0.40% on assets more than $300
                                          million
     --------------------------------------------------------------------------
      Core Bond Fund                      0.50% on the first $200 million
                                          0.45% on the next $300 million
                                          0.40% on assets more than $500
                                          million
     --------------------------------------------------------------------------
      Money Market Fund                   0.25%
     --------------------------------------------------------------------------
      Aggressive Growth Lifestyle Fund    0.10%
      Moderate Growth Lifestyle Fund
      Conservative Growth Lifestyle Fund

--------------------------------------------------------------------------------

 80                NOTES TO FINANCIAL STATEMENTS - CONTINUED
 The Adviser has voluntarily agreed to waive a portion of its management fee or to reimburse certain expenses of each Fund, other than the Lifestyle Funds, through August 2001. The table below reflects total annual operating expenses by Fund, as voluntarily limited by the Adviser, shown as a percentage of average net assets:

                                                       Total Fund    Maximum
                                                      Expense After  Expenses
      Fund Name                                       Reimbursement Limitation
     -------------------------------------------------------------------------
      International Growth Fund.........................  1.15%       1.15%
      Goldman Sachs Large Cap Growth Fund...............  0.86%       0.86%
      INVESCO Mid Cap Growth Fund.......................  0.79%       0.79%
      J.P. Morgan Small Cap Growth Fund.................  1.16%       1.16%
      International Value Fund..........................  1.04%       1.04%
      State Street Large Cap Value Fund.................  0.81%       0.81%
      Neuberger Berman Mid Cap Value Fund...............  1.05%       1.05%
      Small Cap Value Fund..............................  0.98%       0.98%
      Socially Responsible Fund.........................  0.56%       0.56%
      Balanced Fund.....................................  0.82%       0.82%
      High Yield Bond Fund..............................  0.99%       0.99%
      Strategic Bond Fund...............................  0.89%       0.89%
      Domestic Bond Fund................................  0.78%       0.78%
      Core Bond Fund....................................  0.80%       0.80%
      Money Market Fund.................................  0.56%       0.56%

 On August 26, 1998, the Series entered into an Accounting Services Agreement with VALIC which appointed VALIC as Accounting Services Agent. Under the agreement VALIC provides certain accounting and administrative services to the Series. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.03% based on average daily net asset value of the fund.

 At the end of the period, the Series owed to affiliates $1,023,014, including fees payable from Advisory, Accounting Services, Administrative Services, and Trustees' fees. The Series had expense reimbursements of $1,093,415 for the period.

 At August 31, 2000, VALIC Separate Account A (a registered separate account of VALIC) owned, directly or indirectly, 100% of the outstanding shares of all Funds. Certain officers and trustees of the Series are officers and directors of VALIC or American General Corporation.

 During the period ended August 31, 2000, the following security transactions were affected among the NAFVPS II, North American Funds ("NAF"), USLIFE INCOME or with ZC Resource Fund(s), for which VALIC is the investment adviser, at the then current market price with no brokerage commission incurred:

                                              Cost to
       Fund Selling           Fund Buying      Buyer   Net gain (loss) to Seller
--------------------------------------------------------------------------------
High Yield Bond........... NAF Strategic Bond $127,592          $(2,910)
High Yield Bond........... Strategic Bond       63,510                7
High Yield Bond........... USLIFE INCOME        22,926           (1,250)
NAF High Yield Bond....... Strategic Bond       21,803           (1,937)
NAF Strategic Bond........ High Yield Bond      93,629           (2,708)
NAF Strategic Bond........ Strategic Bond       84,774            5,848
Strategic Bond............ NAF Strategic Bond  197,708            1,050
Strategic Bond............ USLIFE INCOME        49,713           (1,259)
ZC Resource............... Core Bond             4,731           (5,105)

Note 4 -- Investment Activity

 The information in the following table is presented on the basis of cost for Federal income tax purposes at August 31, 2000.

                           Identified
                             Cost of      Gross        Gross     Net Unrealized
                           Investments  Unrealized   Unrealized   Appreciation
          Fund                Owned    Appreciation Depreciation (Depreciation)
-------------------------------------------------------------------------------
International Growth
Fund.....................  $10,608,958  $2,106,853   $ 763,708     $1,343,145
Goldman Sachs Large Cap
Growth Fund..............   28,197,693   9,296,994   1,449,669      7,847,325
INVESCO Mid Cap Growth
Fund.....................   10,618,795   3,617,194     782,165      2,835,029
J.P. Morgan Small Cap
Growth Fund..............   27,764,737   8,251,900   2,254,560      5,997,340
International Value
Fund.....................   10,039,089   3,623,312     516,305      3,107,007
State Street Large Cap
Value Fund...............   10,227,054   1,296,493     381,968        914,525
Neuberger Berman Mid Cap
Value Fund...............   15,594,200   2,322,773     395,898      1,926,875
Small Cap Value Fund.....    5,095,895     681,729     378,906        302,823
Socially Responsible
Fund.....................   11,745,963   3,326,136     786,726      2,539,410
Balanced Fund............   11,327,232   2,032,308     642,790      1,389,518
High Yield Bond Fund.....    6,017,866      94,656     356,791       (262,135)
Strategic Bond Fund......    5,855,479     137,065     188,253        (51,188)
Domestic Bond Fund.......   14,595,365     136,500     227,747        (91,247)
Core Bond Fund...........    6,920,929      35,806     166,643       (130,837)
Money Market Fund........   25,235,135          --          --             --
Aggressive Growth
Lifestyle Fund...........   12,731,043   1,319,206      78,506      1,240,700
Moderate Growth Lifestyle
Fund.....................   15,269,654   1,176,933     214,555        962,378
Conservative Growth
Lifestyle Fund...........   11,968,623     553,292     247,212        306,080

 The following net realized capital loss carryforwards at August 31, 2000, may be utilized to offset future capital gains.

                                                    Capital Loss   Expiration
                       Fund                         Carryforward     Through
--------------------------------------------------------------------------------
High Yield Bond Fund...............................   $142,832   August 31, 2008
Strategic Bond Fund................................   $ 45,977   August 31, 2008
Core Bond Fund.....................................   $ 79,723   August 31, 2008
Domestic Bond Fund.................................   $128,145   August 31, 2008

-------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED    81

 During the period ended August 31, 2000, the cost of purchases and proceeds from sales of securities, excluding short term securities were:

                                                                   Proceeds from
                                                         Cost of    Securities
                                                       Securities     Sold or
Fund                                                    Purchased     Matured
--------------------------------------------------------------------------------
International Growth Fund............................. $ 8,883,632  $ 7,291,615
Goldman Sachs Large Cap Growth Fund...................  27,076,254   17,826,257
INVESCO Mid Cap Growth Fund...........................   5,890,557    4,521,162
J.P. Morgan Small Cap Growth Fund.....................  41,784,728   28,501,598
International Value Fund..............................   5,551,581    3,368,885
State Street Large Cap Value Fund.....................  15,317,817   12,928,623
Neuberger Berman Mid Cap Value Fund...................  22,876,033   18,721,664
Small Cap Value Fund..................................   5,630,182    7,224,943
Socially Responsible Fund.............................   6,218,922    4,538,716
Balanced Fund.........................................   5,395,350    3,229,672
High Yield Bond Fund..................................   5,159,557    4,605,354
Strategic Bond Fund...................................   3,812,841    3,380,693
Domestic Bond Fund....................................   5,454,194    1,253,911
Core Bond Fund........................................   8,103,564    8,189,819
Aggressive Growth Lifestyle Fund......................  12,166,151    8,616,634
Moderate Growth Lifestyle Fund........................  13,471,174    9,191,008
Conservative Growth Lifestyle Fund....................   9,924,088    6,017,013

 Included in the cost of purchases and proceeds from sales amounts were purchases and sales of U.S. government and government agency obligations of the following:

Balanced Fund.........................................   2,183,324    1,153,836
Strategic Bond Fund...................................   1,758,486    1,672,468
Domestic Bond Fund....................................   3,445,197    1,839,015
Core Bond Fund........................................  15,973,332   15,553,538

Note 5 -- Investment Holdings by Country

 The following represents investment holdings by country held by the International Growth Fund and International Value Fund as of August 31, 2000:

                                   International Growth   International Value
                                           Fund                   Fund
                                  ---------------------- ----------------------
                                  Percent of   Market    Percent of   Market
Country                           Net Assets    Value    Net Assets    Value
-------------------------------------------------------------------------------
Australia........................    1.44%   $   168,371    2.89%   $   382,727
Austria..........................    2.06%       241,067     --              --
Brazil...........................    3.82%       446,992    0.16%        20,750
Canada...........................     --              --    3.92%       519,126
Finland..........................    1.24%       145,206    2.97%       393,732
France...........................   15.36%     1,799,120    6.59%       872,561
Germany..........................    3.70%       432,918    5.84%       772,521
Greece...........................     --              --    0.09%        12,412
Hong Kong........................   10.00%     1,171,447    2.62%       346,441
Ireland..........................     --              --    0.70%        92,429
Italy............................    1.58%       185,589    2.18%       288,071
Japan............................   12.34%     1,446,763   27.00%     3,574,056
Korea............................    5.20%       608,950    1.73%       229,565
Mexico...........................    2.81%       329,618    1.56%       206,863
Netherlands......................    6.25%       732,352    6.59%       871,782
Norway...........................     --              --    0.65%        85,956
Portugal.........................     --              --    0.48%        63,617
Singapore........................    1.99%       233,593    1.17%       155,475
Spain............................    3.36%       393,115    1.47%       193,937
Sweden...........................    5.32%       623,394    1.95%       258,459
Switzerland......................     --              --    4.55%       602,194
Taiwan...........................     --              --    2.60%       344,514
United Kingdom...................   14.12%     1,654,383   15.36%     2,032,807
United States....................    0.90%       105,225    0.27%        35,101
                                  ---------------------------------------------
Total investments................   91.49%    10,718,103   93.34%    12,355,096
Other assets less liabilities....    8.51%       997,104    6.66%       881,931
                                  ---------------------------------------------
Net assets.......................  100.00%   $11,715,207  100.00%   $13,237,027
                                  ---------------------------------------------

--------------------------------------------------------------------------------

 82                           FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                               Goldman Sachs                                 J.P. Morgan
                                                 Large Cap                                    Small Cap
                                                Growth Fund                                  Growth Fund
                        International         -----------------         INVESCO            -----------------
                         Growth Fund              For the         Mid Cap Growth Fund          For the
                     ----------------------     Fiscal Year       ----------------------     Fiscal Year
                      For the Fiscal Year          Ended           For the Fiscal Year          Ended
                       Ended August 31,         August 31,          Ended August 31,         August 31,
                     ----------------------   -----------------   ----------------------   -----------------
                        2000        1999       2000      1999        2000        1999       2000      1999
                     ----------   ---------   -------   -------   ----------   ---------   -------   -------
PER SHARE DATA
Net asset value
at beginning of
period...........        $11.22   $   10.00    $13.96    $10.00   $    12.45   $   10.00    $14.86    $10.00
                     -----------------------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...          0.05        0.13     (0.02)     0.01        (0.02)      (0.03)    (0.10)    (0.05)
 Net realized and
 unrealized gain
 (loss) on
 securities......          4.16        1.09      4.24      3.96         5.32        2.48     10.05      4.96
                     -----------------------------------------------------------------------------------------
 Total income
 from investment
 operations......          4.21        1.22      4.22      3.97         5.30        2.45      9.95      4.91
                     -----------------------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........         (0.20)          -         -     (0.01)           -           -         -         -
 Distributions
 from net
 realized gain on
 securities......         (0.44)          -     (0.50)        -        (1.45)          -     (1.57)    (0.05)
                     -----------------------------------------------------------------------------------------
 Total
 distributions...         (0.64)          -     (0.50)    (0.01)       (1.45)          -     (1.57)    (0.05)
                     -----------------------------------------------------------------------------------------
Net asset value
at end of
period...........    $    14.79   $   11.22   $ 17.68   $ 13.96   $    16.30   $   12.45   $ 23.24    $14.86
                     -----------------------------------------------------------------------------------------
TOTAL RETURN.....         37.31 %     12.20 %   30.68 %   39.77 %      46.25 %     24.50 %   68.91 %   48.82 %
                     -----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........          1.15 %      1.13 %    0.86 %    0.81 %       0.79 %      0.77 %    1.16 %    1.11 %
Ratio of expenses
to average net
assets before
expense
reductions.......          1.81 %      1.90 %    1.44 %    1.44 %       1.55 %      1.64 %    1.71 %    1.78 %
Ratio of net
investment income
(loss) to average
net assets.......          0.31 %      1.40 %   (0.12)%    0.13 %      (0.20)%     (0.24)%   (0.64)%   (0.45)%
Portfolio
turnover rate....            81 %        87 %      68 %      76 %         51 %        38 %     133 %     126 %
Number of shares
outstanding at
end of period
(000's)..........           792         608     2,035     1,383          783         594     1,463       730
Net assets at the
end of period
(000's)..........    $   11,715   $   6,815   $35,983   $19,309   $   12,770   $   7,394   $34,000   $10,843
                                                  State Street
                        International              Large Cap
                          Value Fund               Value Fund
                     ------------------------ ------------------------
                     For the Fiscal Year      For the Fiscal Year
                       Ended August 31,         Ended August 31,
                     ------------------------ ------------------------
                        2000        1999         2000        1999
                     ------------ ----------- ------------ -----------
PER SHARE DATA
Net asset value
at beginning of
period...........        $14.72   $   10.00   $    12.85   $   10.00
                     -------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...          0.06        0.09         0.13        0.13
 Net realized and
 unrealized gain
 (loss) on
 securities......          3.55        4.65         0.65        2.85
                     -------------------------------------------------
 Total income
 from investment
 operations......          3.61        4.74         0.78        2.98
                     -------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........         (0.17)      (0.02)       (0.13)      (0.13)
 Distributions
 from net
 realized gain on
 securities......         (0.86)          -        (1.90)          -
                     -------------------------------------------------
 Total
 distributions...         (1.03)      (0.02)       (2.03)      (0.13)
                     -------------------------------------------------
Net asset value
at end of
period...........    $    17.30   $   14.72   $    11.60   $   12.85
                     -------------------------------------------------
TOTAL RETURN.....         24.50 %     47.41 %       7.35 %     29.87 %
                     -------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........          1.04 %      1.01 %       0.81 %      0.80 %
Ratio of expenses
to average net
assets before
expense
reductions.......          1.91 %      1.97 %       1.41 %      1.51 %
Ratio of net
investment income
(loss) to average
net assets.......          0.29 %      0.67 %       1.17 %      1.10 %
Portfolio
turnover rate....            32 %        60 %        142 %        93 %
Number of shares
outstanding at
end of period
(000's)..........           765         554          955         611
Net assets at the
end of period
(000's)..........    $   13,237   $   8,148   $   11,084   $   7,856

--------------------------------------------------------------------------------

                        FINANCIAL HIGHLIGHTS - CONTINUED        83

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                       Neuberger Berman            Small Cap              Socially
                      Mid Cap Value Fund          Value Fund          Responsible Fund         Balanced Fund
                     ----------------------   ---------------------   -------------------   ----------------------
                                                                           For the
                     For the Fiscal Year      For the Fiscal Year     Fiscal Year Ended     For the Fiscal Year
                       Ended August 31,        Ended  August 31,         August 31,           Ended August 31,
                     ----------------------   ---------------------   -------------------   ----------------------
                        2000        1999        2000        1999        2000       1999        2000        1999
                     ----------   ---------   ---------   ---------   --------   --------   ----------   ---------
PER SHARE DATA
Net asset value
at beginning of
period...........    $    13.82   $   10.00   $   10.48   $   10.00   $  12.88   $  10.00   $    12.32   $   10.00
                     ---------------------------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...          0.05        0.08        0.15        0.13       0.13       0.14         0.30        0.25
 Net realized and
 unrealized gain
 (loss) on
 securities......          3.13        4.11        1.60        0.61       1.74       3.45         1.36        2.39
                     ---------------------------------------------------------------------------------------------
 Total income
 from investment
 operations......          3.18        4.19        1.75        0.74       1.87       3.59         1.66        2.64
                     ---------------------------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........         (0.05)      (0.08)      (0.15)      (0.13)     (0.13)     (0.14)       (0.30)      (0.25)
 Distributions
 from net
 realized gain on
 securities......         (3.41)      (0.29)      (0.35)      (0.13)     (0.46)     (0.57)       (0.57)      (0.07)
                     ---------------------------------------------------------------------------------------------
 Total
 distributions...         (3.46)      (0.37)      (0.50)      (0.26)     (0.59)     (0.71)       (0.87)      (0.32)
                     ---------------------------------------------------------------------------------------------
Net asset value
at end of
period...........    $    13.54   $   13.82   $   11.73   $   10.48   $  14.16   $  12.88   $    13.11   $   12.32
                     ---------------------------------------------------------------------------------------------
TOTAL RETURN.....         29.31 %     42.38 %     17.53 %      7.34 %    14.77 %    36.27 %      14.10 %     26.49 %
                     ---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........          1.05 %      1.03 %      0.98 %      0.96 %     0.56 %     0.55 %       0.82 %      0.80 %
Ratio of expenses
to average net
assets before
expense
reductions.......          1.64 %      1.73 %      1.69 %      1.75 %     1.15 %     1.23 %       1.70 %      1.78 %
Ratio of net
investment income
(loss) to average
net assets.......          0.41 %      0.73 %      1.36 %      1.28 %     0.99 %     1.10 %       2.47 %      2.15 %
Portfolio
turnover rate....           166 %       197 %        97 %       102 %       40 %       29 %         43 %        78 %
Number of shares
outstanding at
end of period
(000's)..........         1,286         654         462         612      1,009        800          973         693
Net assets at the
end of period
(000's)..........    $   17,411   $   9,039   $   5,421   $   6,414   $ 14,276   $ 10,304   $   12,754   $   8,537
                       High Yield Bond Fund       Strategic Bond Fund
                     ------------------------- -------------------------
                       For the  Fiscal Year      For the  Fiscal Year
                         Ended August 31,          Ended  August 31,
                     ------------------------- -------------------------
                        2000         1999         2000         1999
                     ------------ ------------ ------------ ------------
PER SHARE DATA
Net asset value
at beginning of
period...........    $     9.69   $    10.00    $    9.86   $    10.00
                     ---------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...          0.96         0.87         0.81         0.69
 Net realized and
 unrealized gain
 (loss) on
 securities......         (0.41)       (0.31)       (0.01)       (0.16)
                     ---------------------------------------------------
 Total income
 from investment
 operations......          0.55         0.56         0.80         0.53
                     ---------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........         (0.96)       (0.87)       (0.84)       (0.65)
 Distributions
 from net
 realized gain on
 securities......             -            -            -        (0.02)
                     ---------------------------------------------------
 Total
 distributions...         (0.96)       (0.87)       (0.84)       (0.67)
                     ---------------------------------------------------
Net asset value
at end of
period...........    $     9.28   $     9.69   $     9.82   $     9.86
                     ---------------------------------------------------
TOTAL RETURN.....          6.01 %       5.50 %       8.43 %       5.33 %
                     ---------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........          0.99 %       0.98 %       0.89 %       0.88 %
Ratio of expenses
to average net
assets before
expense
reductions.......          1.62 %       1.74 %       1.51 %       1.64 %
Ratio of net
investment income
(loss) to average
net assets.......         10.21 %       8.51 %       8.27 %       6.76 %
Portfolio
turnover rate....            90 %         74 %        100 %        143 %
Number of shares
outstanding at
end of period
(000's)..........           628          557          598          537
Net assets at the
end of period
(000's)..........    $    5,830   $    5,397   $    5,870   $    5,296

--------------------------------------------------------------------------------

 84                     FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                           Domestic                  Core                    Money              Aggressive Growth
                          Bond Fund                Bond Fund              Market Fund             Lifestyle Fund
                     ----------------------   ---------------------   ----------------------   ----------------------
                     For the Fiscal Year      For the Fiscal Year     For the Fiscal Year      For the Fiscal Year
                       Ended August 31,        Ended August 31,         Ended August 31,         Ended August 31,
                     ----------------------   ---------------------   ----------------------   ----------------------
                        2000        1999        2000        1999         2000        1999         2000        1999
                     ----------   ---------   ---------   ---------   ----------   ---------   ----------   ---------
PER SHARE DATA
Net asset value
at beginning of
period...........    $     9.43   $   10.00   $    9.58   $   10.00   $     1.00   $    1.00   $    12.77   $   10.00
                     ------------------------------------------------------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...          0.55        0.52        0.61        0.50         0.06        0.05         0.37        0.08
 Net realized and
 unrealized gain
 (loss) on
 securities......          0.02       (0.44)      (0.12)      (0.39)           -           -         3.31        2.74
                     ------------------------------------------------------------------------------------------------
 Total income
 from investment
 operations......          0.57        0.08        0.49        0.11         0.06        0.05         3.68        2.82
                     ------------------------------------------------------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........         (0.55)      (0.52)      (0.61)      (0.50)       (0.06)      (0.05)       (1.09)      (0.05)
 Distributions
 from net
 realized gain on
 securities......             -       (0.13)          -       (0.03)           -           -        (0.47)          -
                     ------------------------------------------------------------------------------------------------
 Total
 distributions...         (0.55)      (0.65)      (0.61)      (0.53)       (0.06)      (0.05)       (1.56)      (0.05)
                     ------------------------------------------------------------------------------------------------
Net asset value
at end of
period...........    $     9.45   $    9.43   $    9.46   $    9.58   $     1.00       $1.00   $    14.89   $   12.77
                     ------------------------------------------------------------------------------------------------
TOTAL RETURN.....          6.27 %      0.59 %      5.31 %      1.12 %       5.67 %      4.66 %      29.91 %     28.28 %
                     ------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........          0.78 %      0.77 %      0.80 %      0.80 %       0.56 %      0.54 %       0.10 %      0.10 %
Ratio of expenses
to average net
assets before
expense
reductions.......          1.52 %      1.59 %      1.42 %      1.54 %       1.10 %      1.23 %       0.10 %      0.10 %
Ratio of net
investment income
(loss) to average
net assets.......          6.08 %      5.41 %      6.39 %      5.06 %       5.65 %      4.43 %       1.07 %      0.76 %
Portfolio
turnover rate....            31 %       156 %       476 %       489 %        N/A         N/A           79 %         9 %
Number of shares
outstanding at
end of period
(000's)..........         1,540         875         573         535       25,427       9,784          938         664
Net assets at the
end of period
(000's)..........    $   14,557   $   8,252   $   5,420   $   5,119   $   25,427   $   9,784   $   13,963   $   8,480
                       Moderate Growth       Conservative Growth
                       Lifestyle Fund           Lifestyle Fund
                     ----------------------- ------------------------
                     For the Fiscal Year     For the Fiscal Year
                      Ended August 31,         Ended August 31,
                     ----------------------- ------------------------
                       2000        1999         2000        1999
                     ----------- ----------- ------------ -----------
PER SHARE DATA
Net asset value
at beginning of
period...........    $   12.24   $   10.00   $    11.73   $   10.00
                     ------------------------------------------------
Income (loss)
from investment
operations:
 Net investment
 income (loss)...         0.43        0.17         0.46        0.25
 Net realized and
 unrealized gain
 (loss) on
 securities......         2.28        2.18         1.59        1.65
                     ------------------------------------------------
 Total income
 from investment
 operations......         2.71        2.35         2.05        1.90
                     ------------------------------------------------
Distributions:
 Distributions
 from net
 investment
 income..........        (1.10)      (0.11)       (0.92)      (0.17)
 Distributions
 from net
 realized gain on
 securities......        (0.43)          -        (1.53)          -
                     ------------------------------------------------
 Total
 distributions...        (1.53)      (0.11)       (2.45)      (0.17)
                     ------------------------------------------------
Net asset value
at end of
period...........    $   13.42      $12.24   $    11.33   $   11.73
                     ------------------------------------------------
TOTAL RETURN.....        23.29 %     23.52 %      19.33 %     19.00 %
                     ------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA
Ratio of expenses
to average net
assets...........         0.10 %      0.10 %       0.10 %      0.10 %
Ratio of expenses
to average net
assets before
expense
reductions.......         0.10 %      0.10 %       0.10 %      0.10 %
Ratio of net
investment income
(loss) to average
net assets.......         2.00 %      1.60 %       2.99 %      2.29 %
Portfolio
turnover rate....           72 %        13 %         63 %        94 %
Number of shares
outstanding at
end of period
(000's)..........        1,209         845        1,083         633
Net assets at the
end of period
(000's)..........    $  16,222   $  10,349   $   12,268   $   7,429

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS         85

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of North American Funds Variable Product Series II (comprising, respectively, the International Growth Fund, Goldman Sachs Large Cap Growth Fund, INVESCO Mid Cap Growth Fund, J.P. Morgan Small Cap Growth Fund, International Value Fund, State Street Large Cap Value Fund, Neuberger Berman Mid Cap Value Fund, Small Cap Value Fund, Socially Responsible Fund, Balanced Fund, High Yield Bond Fund, Strategic Bond Fund, Domestic Bond Fund, Core Bond Fund, Money Market Fund, Growth Lifestyle Fund, Moderate Growth Lifestyle Fund, and Conservative Growth Lifestyle Fund) as of August 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the North American Funds Variable Product Series II at August 31, 2000, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                ERNST & YOUNG LLP

Houston, Texas
October 13, 2000

--------------------------------------------------------------------------------

 86
 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II - (formerly known as American
                      General Series Portfolio Company 3)

                       SUPPLEMENT DATED OCTOBER 23, 2000
       TO PROSPECTUS DATED JANUARY 3, 2000 (as revised January 19, 2000)
         AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 3, 2000

Prospectus
Fund Name Changes (Prospectus page 1)
As of October 1, 2000, the name of the Series Company (American General Series Portfolio Company 3, or AGSPC 3) has been changed to North American Funds Variable Product Series II, or NAFVPS II. Therefore, all references to the funds shall be changed from the "Old Fund Name" to the "New Fund Name" as shown below.

      Old Fund Name                                               New Fund Name
      -------------                                               -------------
American General Core Bond Fund                        North American-AG Core Bond Fund
American General International Growth Fund             North American International Growth Fund
American General Large Cap Growth Fund                 North American-Goldman Sachs Large Cap Growth Fund
American General Mid Cap Growth Fund                   North American-INVESCO Mid Cap Growth Fund
American General Small Cap Growth Fund                 North American-J.P. Morgan Small Cap Growth Fund
American General Large Cap Value Fund                  North American-State Street Large Cap Value Fund
American General Mid Cap Value Fund                    North American-Neuberger Berman Mid Cap Value Fund
American General Small Cap Value Fund                  North American-Small Cap Value Fund
American General Socially Responsible Fund             North American-AG Socially Responsible Fund
American General High Yield Bond Fund                  North American-AG High Yield Bond Fund
American General Strategic Bond Fund                   North American-AG Strategic Bond Fund
American General Money Market Fund                     North American-AG 2 Money Market Fund
American General Aggressive Growth Lifestyle Fund      North American-AG Aggressive Growth Lifestyle Fund
American General Moderate Growth Lifestyle Fund        North American-AG Moderate Growth Lifestyle Fund
American General Conservative Growth Lifestyle Fund    North American-AG Conservative Growth Lifestyle Fund

North American-AG Aggressive Growth Lifestyle Fund, North American-AG Conservative Growth Lifestyle Fund, and North American-AG Moderate Growth Lifestyle Fund (Prospectus pages 4, 8, and 17):

Investment Strategy
Prior to May 3, 2000, the Lifestyle Funds invested solely in different portfolios of NAFVPS II. As of that date, the Lifestyle Funds began investing in the Series Company Funds of NAFVPS I and/or NAFVPS II. NAFVPS I and II are related investment companies for purposes of investment and investors services, and VALIC serves as investment adviser to both, although each offers a unique selection of mutual funds. The Underlying Funds in which the Lifestyle Funds invest shall be chosen in accordance with projected asset allocation ranges for each particular Lifestyle Fund. These asset allocation ranges are shown below:

Asset Allocation Ranges for the North American-AG Aggressive Growth Fund:
International Equity Securities..................................... 15% - 35%
Domestic Equity Securities.......................................... 60% - 80%
Bonds...............................................................  5% - 15%

Asset Allocation Ranges for the North American-AG Conservative Growth Fund:
International Equity Securities.....................................  5% - 15%
Domestic Equity Securities.......................................... 20% - 50%
Bonds............................................................... 45% - 65%

Asset Allocation Ranges for the North American-AG Moderate Growth Fund:
International Equity Securities..................................... 10% - 20%
Domestic Equity Securities.......................................... 35% - 65%
Bonds............................................................... 25% - 45%

Benchmark Information
Each Lifestyle Fund currently compares its performance to a blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500(R) Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each Lifestyle Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index.

North American International Growth Fund (Prospectus page 10)
Investment Sub-Adviser
Thompson, Siegel & Walmsley, Inc.

North American-INVESCO MidCap Growth Fund (Prospectus page 15)
Investment Sub-Adviser
INVESCO Funds Group, Inc.

Investment Objective
Seeks capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks. This investment objective can be changed by the Board of Trustees, without the approval of the Fund shareholders.

Investment Strategy
Replace the second sentence with: Medium capitalization (mid-size) companies generally have a value range between approximately $2 and $15 billion at the time of purchase. The Fund may also purchase preferred stocks, convertible securities, and bonds. The Fund may purchase American Depositary Receipts ("ADRs") but does not consider ADRs to be foreign securities. The Fund may invest up to 25% in foreign securities.

How VALIC is paid for its services (Prospectus page 31)
Replace Mid Cap Growth Fund fees with the following:
      0.80% of the first $50 million;
      0.75% on the next $50 million
      0.70% on the next $150 million;
      0.65% on the next $250 million; and
      0.60% on the assets over $500 million.

Brown Capital Management, Inc. (Prospectus page 33)
Delete the paragraph about Brown Capital Management, Inc.

Goldman Sachs Asset Management (Prospectus page 34)
Delete any references to Kent A. Clark. He is no longer a part of the Large Cap Growth Fund portfolio management team.

J.P. Morgan Investment Management, Inc. (Prospectus page 34)
Replace the second paragraph under J.P. Morgan Investment Management, Inc. with the following:
Investment decisions are made by a team that consists of portfolio managers and analysts. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.

Jacobs Asset Management (Prospectus page 34)
Delete the paragraph about Jacobs Asset Management

--------------------------------------------------------------------------------

                                                                87
 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II - (formerly known as American
                      General Series Portfolio Company 3)

INVESCO Funds Group, Inc. ("INVESCO") (add to page 34 of the Prospectus)
7800 East Union Avenue, Denver, Colorado, 80237
As of approximately September 29, 2000, INVESCO became the investment sub-adviser for the North American-INVESCO MidCap Growth Fund. Timothy J. Miller and Thomas Wald are primarily responsible for the day-to-day management of the Fund's portfolio holdings. Both Mr. Miller and Mr. Wald are Chartered Financial Analysts. Mr. Miller is the leader of INVESCO's growth team and the lead portfolio manager. He is a director and senior vice president of INVESCO, which he joined in 1992. Mr. Miller holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.
Thomas Wald, co-portfolio manager, joined INVESCO in 1997 and is now a vice president. Prior to joining INVESCO, Mr. Wald was employed by Munder Capital Management. Mr. Wald holds an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.
INVESCO, the investment advisor for the INVESCO family of mutual funds, was founded in 1932 and manages over $41.8 billion in 45 INVESCO mutual funds as of March 31, 2000. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East.

Thompson, Siegel & Walmsley, Inc. ("TS&W") (add to page 34 of the Prospectus) 5000 Monument Avenue, Richmond, Virginia 23230
TS&W became the investment sub-adviser for the North American International Growth Fund on July 24, 2000. Jacobs Asset Management, L.P. ("JAM") was the sub-adviser for the Fund from September 1, 1998 through July 24, 2000. The president of JAM, Daniel Jacobs, decided to retire. Therefore, effective July 24, 2000, JAM's parent company, United Asset Management Corporation ("UAM"), merged the assets and business of JAM into another of its subsidiaries, TS&W, located at 5000 Monument Avenue, Richmond, Virginia 23230.
TS&W specializes in the management of large-cap value equities, international equities, and fixed-income assets. As of June 19, 2000, TS&W had approximately $4.8 billion in assets under management. TS&W is the investment advisor for several UAM Funds. UAM is being acquired by Old Mutual plc, a UK-based financial services group, in a transaction that should be completed during the fourth quarter, 2000.

Statement of Additional Information
North American-INVESCO MidCap Growth Fund Investment Restrictions (SAI pages 17 and 18)
Fundamental Investment Restrictions:
Add "With respect to 75% of the Fund's total assets, or as allowed by federal law" to the beginning of fundamental investment restriction number 1.
Change fundamental investment restriction number 9 to: "The Fund may borrow money, pledge assets, and enter into reverse repurchase agreements, or employ similar investment techniques, as permitted by applicable law, provided the borrowing does not exceed 33 1/3% of the Fund's total assets." Non-Fundamental Investment Restrictions:
Delete non-fundamental investment restriction numbers 1 and 6.
Change the illiquid securities limitation from 10% to 15% in non-fundamental investment restriction number 7.
Change the foreign securities limitation from 10% to 25% in non-fundamental investment restriction number 8 and delete any reference to ADRs.

Administrative Service Agreement (add to page 56 of the SAI below Distribution and Service Agreement)
The Series Company has entered into an Administrative Service Agreement ("Service Agreement") with VALIC for the provision of recordkeeping and shareholder services to retirement and employee benefit plans. Under the terms of the Service Agreement, the Series Company pays VALIC monthly, a fee equal to 0.25% of the aggregate net asset value of each Fund, other than the Lifestyle Funds, on an annual basis. Under the Service Agreement, VALIC provides recordkeeping services, including the establishment and maintenance of plan and participant accounts and records; participant services, including the provision of customer service representatives to respond to participant inquiries and process telephone transactions; and plan services, including the production of plan documentation and summary plan descriptions.

Special Meeting of Shareholders

Proxy Voting Results
The Special Meeting of Shareholders of the MidCap Growth Fund of North American Funds Variable Product Series II was held on October 20, 2000. Shareholders of the Fund voted on proposals to approve: (i) approve a new investment advisory agreement between The Variable Annuity Life Insurance Company and the Fund with increased advisory fees; (ii) to approve an amendment to the fundamental investment restriction regarding the diversification policy of the Fund; and (iii) to approve an amendment to the fundamental investment restriction regarding the borrowing policy of the Fund. The results of the proposals voted on by shareholders of the Fund were as follows:

Approval of a new investment advisory agreement between The Variable Annuity Life Insurance Company and the Fund, with increased advisory fees.
        For                              567,711
        Against                            2,951
        Abstain                            1,545
        Total Shares Voted               572,207

Approval of an amendment to the fundamental investment restriction regarding the diversification policy of the Fund.
        For                              568,828
        Against                            1,903
        Abstain                            1,476
        Total Shares Voted               572,207

Approval of an amendment to the fundamental investment restriction regarding the borrowing policy of the Fund.
        For                              567,305
        Against                            2,709
        Abstain                            2,193
        Total Shares Voted               572,207

-------------------------------------------------------------------------------

 88             NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

BOARD OF TRUSTEES                                            State Street Global Advisors
Kent E. Barrett                                              2 International Place
Judith L. Craven                                             Boston, Massachusetts 02110
Timothy J. Ebner
Gustavo E. Gonzales, Jr.                                     Thompson, Siegel & Walmsley, Inc.
Norman Hackerman                                             5000 Monument Ave.
Alice T. Kane                                                Richmond, Virginia 23230
John W. Lancaster
Ben H. Love                                                  INDEPENDENT AUDITORS
John E. Maupin, Jr.                                          Ernst & Young LLP
F. Robert Paulsen                                            1221 McKinney Street
                                                             Houston, Texas 77010
DISTRIBUTOR
American General Distributors, Inc.                          TRANSFER AND SHAREHOLDER
2929 Allen Parkway                                           SERVICE AGENT
Houston, Texas 77019                                         The Variable Annuity LIfe
                                                             Insurance Company (VALIC)
CUSTODIAN                                                    2929 Allen Parkway
State Street Bank and Trust Company                          Houston, Texas 77019
225 Franklin Street
Boston, Massachusetts 02110                                  OFFICERS
                                                             Alice T. Kane,
INVESTMENT ADVISER                                            Chairman
The Variable Annuity Life                                    Kent E. Barrett,
Insurance Company (VALIC)                                     Executive Vice President
2929 Allen Parkway                                           Steven Guterman,
Houston, Texas 77019                                          Vice President and Senior Investment Officer
                                                             Teresa S. Moro,
INVESTMENT SUB-ADVISERS                                       Vice President and Investment Officer
American General                                             Pauletta P. Cohn,
Investment Management, L.P.                                   Vice President
2929 Allen Parkway                                           William Trimbur, Jr.,
Houston, Texas 77019                                          Vice President and Investment Officer
                                                             Charles H. Clines,
Capital Guardian Trust Company                                Vice President and Tax Officer
333 South Hope Street                                        Nori L. Gabert,
Los Angeles, California 90071                                 Vice President and Secretary
                                                             Todd L. Spillane,
Fiduciary Management                                          Chief Compliance Officer
Associates, Inc.                                             Gregory R. Kingston,
55 West Monroe Street, Suite 2550                             Treasurer
Chicago, Illinois 60603                                      Kathryn A. Pearce,
                                                              Assistant Controller
Goldman Sachs Asset Management                               Donald H. Guire,
32 Old Slip                                                   Assistant Treasurer
New York, New York 10005                                     Chris Bauman,
                                                              Assistant Controller
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

J. P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Neuberger Berman Management Inc.
605 Third Avenue, Second Floor
New York, New York 10158-0180

   This report is for the information of the shareholders and variable contract owners participating in the North American Funds Variable Product Series II (formerly American General Series Portfolio Company 3). It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

   If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

 "Standard & Poor's(R)", and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Russell 2000(R) Index is a trademark/service mark of Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Company.

--------------------------------------------------------------------------------

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II
(formerly American General Series Portfolio Company 3)

P.O. Box 3206
Houston, Texas 77253-3206










AMERICAN
   GENERAL
   FINANCIAL GROUP


   American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

   VA 11666 VER 08/00